UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09689

Wells Fargo Master Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 13 of its series:

Wells Fargo C&B Large Cap Value Portfolio, Wells Fargo Emerging Growth Portfolio, Wells Fargo Index Portfolio, Wells Fargo International Value Portfolio, Wells Fargo Small Company Growth Portfolio, Wells Fargo Small Company Value Portfolio, Wells Fargo Core Bond Portfolio, Wells Fargo Real Return Portfolio, Wells Fargo Diversified Large Cap Growth Portfolio, Wells Fargo Disciplined Large Cap Portfolio, Wells Fargo Disciplined International Developed Markets Portfolio, Wells Fargo Large Company Value Portfolio, and Wells Fargo Managed Fixed Income Portfolio.

Date of reporting period: May 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

May 31, 2020

Wells Fargo

Managed Fixed Income Portfolio

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Managed Fixed Income Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Galliard Capital Management, Inc.

Portfolio managers

Andrea Johnson, CFA®‡

Brandon Kanz, CFA®‡

Ten largest holdings (%) as of May 31, 2020[1]

FNMA, 4.50%, 1-1-2051	3.62

U.S. Treasury Bond, 2.38%, 11-15-2049	3.19

FNMA, 4.00%, 8-1-2051	3.05

FNMA, 3.97%, 6-1-2025	1.67

FHLMC Series 2018-3 Class MA, 3.50%, 8-25-2057	1.36

FHLMC, 4.50%, 11-1-2048	1.26

SBA Series 2018-10B Class 1, 3.55%, 9-10-2028	1.06

WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4, 4.02%, 12-15-2046	1.00

JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20 Class A5, 3.80%, 7-15-2047	0.94

SBA Series 2018-20H Class 1, 3.58%, 8-1-2038	0.85

Portfolio allocation as of May 31, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 30.57%
FHLMC	3.50%	8-1-2049	$978,012	$1,030,932
FHLMC	3.00	7-1-2046	528,819	569,594
FHLMC	3.00	7-1-2046	704,777	754,379
FHLMC	3.00	11-1-2049	2,635,680	2,790,932
FHLMC	3.50	4-1-2043	880,497	955,743
FHLMC	3.50	5-1-2044	420,278	460,297
FHLMC	3.50	6-1-2046	340,775	367,642
FHLMC	3.50	2-1-2047	2,242,855	2,439,146
FHLMC	3.50	4-1-2047	365,055	399,659
FHLMC	3.50	12-1-2047	1,487,326	1,628,316
FHLMC	3.50	3-1-2048	1,869,558	2,014,020
FHLMC	4.00	4-1-2044	524,690	590,860
FHLMC	4.00	8-1-2044	341,917	379,500
FHLMC	4.00	6-1-2048	2,135,934	2,332,260
FHLMC	4.50	8-1-2048	2,786,871	3,015,098
FHLMC	4.50	11-1-2048	2,875,311	3,163,070
FHLMC	4.50	11-1-2048	5,284,715	5,832,805
FHLMC Series 2018-3 Class MA	3.50	8-25-2057	5,881,010	6,276,074
FHLMC Series 2019-3 Class M55D	4.00	10-25-2058	1,022,928	1,112,501
FHLMC Structured Pass-Through Securities Series T-20 Class A6	7.49	9-25-2029	18,511	19,575
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	668,697	797,617
FNMA	3.00	4-1-2047	2,377,974	2,514,422
FNMA	2.50	8-1-2031	296,807	311,458
FNMA	2.50	2-1-2035	1,076,469	1,133,603
FNMA	2.50	2-1-2035	1,490,815	1,567,145
FNMA ±±	2.54	5-1-2023	293,152	305,962
FNMA	2.73	1-1-2023	532,466	554,908
FNMA	2.73	9-1-2023	550,472	579,074
FNMA	3.00	12-1-2032	36,588	38,952
FNMA	3.00	7-1-2046	415,300	447,185
FNMA	3.00	12-1-2049	2,565,605	2,716,734
FNMA	3.00	12-1-2049	2,201,314	2,330,984
FNMA ±±	3.04	9-1-2025	3,469,112	3,768,964
FNMA	3.07	2-1-2026	360,000	396,163
FNMA	3.08	1-1-2026	480,000	528,034
FNMA ±±	3.09	11-1-2022	206,683	215,417
FNMA	3.35	1-1-2028	274,536	314,034
FNMA ±±	3.35	11-1-2026	3,256,872	3,588,572
FNMA ±±	3.40	12-1-2027	1,210,837	1,376,562
FNMA	3.50	10-1-2032	537,438	578,239
FNMA	3.50	11-1-2042	220,584	241,235
FNMA	3.50	11-1-2042	260,895	283,239
FNMA	3.50	2-1-2043	141,923	154,078
FNMA	3.50	11-1-2045	1,306,770	1,421,259
FNMA	3.50	4-1-2046	174,907	190,239
FNMA	3.50	7-1-2046	493,248	536,484
FNMA	3.50	11-1-2046	571,319	621,401
FNMA	3.50	8-1-2047	2,651,370	2,881,778
FNMA	3.62	1-1-2026	1,973,228	2,202,028
FNMA	3.62	1-1-2026	1,660,637	1,853,192
FNMA	3.97	6-1-2025	6,885,033	7,729,046
FNMA	4.00	11-1-2040	258,167	280,923
FNMA	4.00	4-1-2041	337,249	366,971
FNMA	4.00	8-1-2046	369,995	401,628
FNMA	4.00	3-1-2049	1,392,776	1,516,992
FNMA	4.00	8-1-2051	12,848,845	14,103,046

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  3

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	4.00%	7-1-2056	$476,346	$528,741
FNMA	4.50	8-1-2048	2,016,303	2,183,953
FNMA	4.50	1-1-2051	14,962,156	16,726,116
FNMA	4.50	6-1-2056	379,738	425,585
FNMA	4.50	6-1-2056	570,260	639,109
FNMA	4.50	6-1-2056	407,121	456,276
FNMA	5.00	9-1-2033	108,154	123,782
FNMA	5.50	2-1-2036	65,590	71,656
FNMA Series 2002-90 Class A2	6.50	11-25-2042	295,978	346,600
FNMA Series 2002-T4 Class A2	7.00	12-25-2041	114,844	135,357
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	1,037,694	1,218,287
FNMA Series 2003-W4 Class 3A ±±	5.63	10-25-2042	176,761	205,454
FNMA Series 2004-T2 Class 1A1	6.00	11-25-2043	382,036	446,475
FNMA Series 2004-T3 Class A1	6.00	2-25-2044	600,078	707,164
FNMA Series 2004-W01 Class 2A2	7.00	12-25-2033	98,238	116,402
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	601,147	691,367
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	170,634	204,685
GNMA	6.50	10-15-2023	7,057	7,754
GNMA	6.50	11-15-2023	3,931	4,320
GNMA	6.50	11-15-2023	1,805	1,983
GNMA	6.50	12-15-2023	6,533	7,179
GNMA	6.50	1-15-2024	9,372	10,298
GNMA	7.00	8-15-2027	41,237	47,095
SBA Series 2006-20B Class 1	5.35	2-1-2026	165,756	178,720
SBA Series 2006-20H Class 1	5.70	8-1-2026	75,522	81,969
SBA Series 2007-20J Class 1	5.57	10-1-2027	202,384	218,379
SBA Series 2013-20A Class 1	2.13	1-1-2033	248,592	255,735
SBA Series 2013-20J Class 1	3.37	10-1-2033	275,821	293,633
SBA Series 2014-10A Class 1	3.19	3-10-2024	208,050	215,483
SBA Series 2014-10B Class 1	3.02	9-10-2024	319,268	331,960
SBA Series 2014-20A Class 1	3.46	1-1-2034	254,048	272,146
SBA Series 2015-10B Class 1	2.83	9-10-2025	335,566	351,694
SBA Series 2015-20C Class 1	2.72	3-1-2035	339,394	352,134
SBA Series 2015-20E Class 1	2.77	5-1-2035	509,621	535,286
SBA Series 2015-20F Class 1	2.98	6-1-2035	372,646	397,815
SBA Series 2017-10A Class 1	2.85	3-10-2027	447,627	468,529
SBA Series 2017-20F Class 1	2.81	6-1-2037	243,448	257,590
SBA Series 2018-10B Class 1	3.55	9-10-2028	4,572,783	4,896,162
SBA Series 2018-20E Class 1	3.50	5-1-2038	2,135,919	2,335,052
SBA Series 2018-20G Class 1	3.54	7-1-2038	2,654,269	2,906,250
SBA Series 2018-20H Class 1	3.58	8-1-2038	3,586,863	3,929,340
SBA Series 2018-20K Class 1	3.87	11-1-2038	2,449,426	2,730,753

Total Agency Securities (Cost $131,541,267)				141,294,239

Asset-Backed Securities: 1.66%
ECMC Group Student Loan Trust Series 16-1A Class A (1 Month LIBOR +1.35%) 144A±	1.52	7-26-2066	310,378	301,876
ECMC Group Student Loan Trust Series 18-2A Class A (1 Month LIBOR +0.80%) 144A±	0.97	9-25-2068	2,355,093	2,250,268
Ford Credit Auto Owner Trust Series 2015-2 Class A 144A	2.44	1-15-2027	600,000	600,818
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	3,200,000	3,322,852
MMAF Equipment Finance LLC Series 2017-AA Class A5 144A	2.68	7-16-2027	695,000	698,860
South Carolina Student Loan Corporation Series 2014-1 Class B (1 Month LIBOR +1.50%) ±	1.87	8-1-2035	500,000	479,882

Total Asset-Backed Securities (Cost $7,638,552)				7,654,556

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 36.69%

Communication Services: 1.46%

Diversified Telecommunication Services: 0.91%
AT&T Incorporated	2.75%	6-1-2031	$535,000	$538,690
AT&T Incorporated	4.75	5-15-2046	1,280,000	1,492,292
AT&T Incorporated	5.25	3-1-2037	60,000	73,299
Verizon Communications Incorporated	4.50	8-10-2033	40,000	49,604
Verizon Communications Incorporated	4.81	3-15-2039	1,500,000	1,924,830
Verizon Communications Incorporated	5.25	3-16-2037	110,000	148,013

				4,226,728

Entertainment: 0.13%
Walt Disney Company	2.65	1-13-2031	540,000	575,875

Media: 0.42%
CCO Holdings LLC 144A	5.75	2-15-2026	425,000	443,139
Comcast Corporation	1.95	1-15-2031	550,000	550,721
Lamar Media Corporation	5.75	2-1-2026	895,000	931,919

				1,925,779

Consumer Discretionary: 4.14%

Auto Components: 0.36%
Allison Transmission Incorporated 144A	5.00	10-1-2024	1,655,000	1,667,413

Automobiles: 0.16%
General Motors Company	4.88	10-2-2023	400,000	413,823
Volkswagen Group of America Incorporated 144A	2.85	9-26-2024	300,000	308,731

				722,554

Diversified Consumer Services: 2.78%
Duke University	3.20	10-1-2038	1,175,000	1,263,632
Johns Hopkins University	2.81	1-1-2060	420,000	417,998
Massachusetts Institute of Technology	3.96	7-1-2038	1,780,000	2,203,363
Massachusetts Institute of Technology	4.68	7-1-2114	120,000	172,699
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	866,220
Northwestern University	3.66	12-1-2057	105,000	129,715
Northwestern University	3.69	12-1-2038	1,915,000	2,123,612
President and Fellows of Harvard College	3.62	10-1-2037	275,000	321,800
President and Fellows of Harvard College	4.88	10-15-2040	183,000	249,853
President and Fellows of Harvard College	5.63	10-1-2038	525,000	754,826
Princeton University	5.70	3-1-2039	1,640,000	2,492,988
Service Corporation International	7.50	4-1-2027	440,000	488,400
University of Southern California	3.03	10-1-2039	1,250,000	1,345,719

				12,830,825

Hotels, Restaurants & Leisure: 0.30%
Cedar Fair LP	5.38	6-1-2024	1,480,000	1,406,311

Textiles, Apparel & Luxury Goods: 0.54%
HanesBrands Incorporated 144A	4.63	5-15-2024	200,000	203,500
HanesBrands Incorporated 144A	4.88	5-15-2026	1,250,000	1,265,625
The William Carter Company 144A	5.63	3-15-2027	100,000	102,149
Wolverine World Wide Incorporated 144A	5.00	9-1-2026	1,000,000	947,500

				2,518,774

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  5

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Consumer Staples: 0.31%

Beverages: 0.21%
Anheuser-Busch InBev Worldwide Incorporated	4.70%	2-1-2036	$870,000	$991,963

Food Products: 0.10%
Ingredion Incorporated	2.90	6-1-2030	320,000	334,352
Kraft Heinz Foods Company	4.63	1-30-2029	120,000	129,449

				463,801

Energy: 5.09%

Energy Equipment & Services: 0.52%
Baker Hughes LLC	3.34	12-15-2027	1,500,000	1,557,197
Halliburton Company	2.92	3-1-2030	820,000	751,377
Halliburton Company	3.80	11-15-2025	92,000	97,339

				2,405,913

Oil, Gas & Consumable Fuels: 4.57%
Antero Resources Corporation	5.00	3-1-2025	1,750,000	997,500
Chevron Corporation	2.24	5-11-2030	490,000	516,404
Cimarex Energy Company	3.90	5-15-2027	500,000	488,044
Enable Midstream Partners	4.95	5-15-2028	790,000	669,264
EnLink Midstream Partners LP	4.85	7-15-2026	1,325,000	1,066,625
Enterprise Products Operating LLC	3.75	2-15-2025	1,500,000	1,649,932
Enterprise Products Operating LLC	4.15	10-16-2028	260,000	296,406
Florida Gas Transmission Company 144A	4.35	7-15-2025	1,521,000	1,704,431
Gulfstream Natural Gas System LLC 144A	6.19	11-1-2025	210,000	243,986
Hess Corporation	4.30	4-1-2027	800,000	804,893
Magellan Midstream Partners LP	5.00	3-1-2026	170,000	192,119
Marathon Oil Corporation	3.85	6-1-2025	1,030,000	975,689
Marathon Petroleum Corporation	5.13	12-15-2026	1,500,000	1,685,616
MPLX LP	4.13	3-1-2027	1,500,000	1,549,269
Newfield Exploration Company	5.38	1-1-2026	959,000	849,985
Newfield Exploration Company	5.63	7-1-2024	249,000	226,731
NuStar Logistics LP	6.00	6-1-2026	600,000	576,000
Occidental Petroleum Corporation	3.20	8-15-2026	1,070,000	780,779
Range Resources Corporation	5.00	3-15-2023	1,800,000	1,628,262
Southwestern Energy Company	6.20	1-23-2025	945,000	848,799
Transcontinental Gas Pipe Line Company LLC 144A	3.25	5-15-2030	790,000	840,679
Transcontinental Gas Pipe Line Company LLC	7.85	2-1-2026	1,200,000	1,522,828
Western Midstream Operating LP	4.05	2-1-2030	1,100,000	986,920

				21,101,161

Financials: 5.46%

Banks: 2.35%
Bank of America Corporation (3 Month LIBOR +1.51%) ±	3.71	4-24-2028	1,440,000	1,585,334
Bank of America Corporation	3.88	8-1-2025	700,000	784,843
Citigroup Incorporated (U.S. SOFR +2.11%) %%±	2.57	6-3-2031	370,000	369,629
Citigroup Incorporated	3.30	4-27-2025	1,000,000	1,090,052
Citigroup Incorporated	3.40	5-1-2026	1,000,000	1,083,074
Citigroup Incorporated	4.40	6-10-2025	65,000	71,900
Citizens Bank NA	2.25	4-28-2025	405,000	413,234
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	310,000	311,934
JPMorgan Chase & Company	3.20	6-15-2026	500,000	545,731
JPMorgan Chase & Company (3 Month LIBOR +1.34%) ±	3.78	2-1-2028	1,100,000	1,215,342

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Banks (continued)
JPMorgan Chase & Company (3 Month LIBOR +1.26%) ±	4.20%	7-23-2029	$600,000	$686,205
JPMorgan Chase & Company (3 Month LIBOR +1.33%) ±	4.45	12-5-2029	470,000	548,628
KeyCorp	2.25	4-6-2027	690,000	690,002
National Capital Commerce Incorporated (3 Month LIBOR +0.98%) ±	2.41	4-1-2027	400,000	344,108
PNC Bank	4.05	7-26-2028	1,000,000	1,147,306

				10,887,322

Capital Markets: 1.25%
Goldman Sachs Capital II (3 Month LIBOR +0.77%) ±	4.00	12-29-2049	6,000	5,090
Goldman Sachs Group Incorporated	3.50	1-23-2025	1,100,000	1,180,681
Goldman Sachs Group Incorporated	3.75	2-25-2026	1,500,000	1,646,737
Goldman Sachs Group Incorporated	4.25	10-21-2025	120,000	133,355
Morgan Stanley	3.88	1-27-2026	1,000,000	1,125,135
Morgan Stanley	3.95	4-23-2027	1,000,000	1,113,432
MSCI Incorporated 144A	5.75	8-15-2025	535,000	555,373

				5,759,803

Consumer Finance: 1.33%
BMW US Capital LLC Company 144A	3.15	4-18-2024	965,000	1,008,945
Capital One Financial Corporation	3.20	1-30-2023	160,000	165,841
Capital One Financial Corporation	3.30	10-30-2024	1,500,000	1,573,655
Daimler Finance North America LLC 144A	2.70	6-14-2024	740,000	740,907
Daimler Finance North America LLC 144A	3.35	2-22-2023	1,490,000	1,523,386
Ford Motor Credit Company LLC	5.58	3-18-2024	1,130,000	1,124,011

				6,136,745

Diversified Financial Services: 0.19%
EMD Finance LLC 144A	3.25	3-19-2025	830,000	890,658

Insurance: 0.34%
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	804,767
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	755,887

				1,560,654

Health Care: 4.01%

Biotechnology: 0.31%
AbbVie Incorporated 144A	4.55	3-15-2035	1,200,000	1,413,561

Health Care Equipment & Supplies: 0.29%
Hill-Rom Holdings Incorporated 144A	5.00	2-15-2025	1,065,000	1,094,288
Teleflex Incorporated	4.88	6-1-2026	250,000	257,500

				1,351,788

Health Care Providers & Services: 2.83%
Advocate Health Corporation	4.27	8-15-2048	290,000	357,595
BayCare Health System Incorporated	3.83	11-15-2050	145,000	169,745
Cleveland Clinic Foundation	4.86	1-1-2114	894,000	1,270,279
CVS Health Corporation	4.30	3-25-2028	1,300,000	1,482,304
CVS Health Corporation	5.05	3-25-2048	130,000	166,901
Kaiser Foundation Hospitals	3.27	11-1-2049	480,000	519,417
Mayo Clinic	4.13	11-15-2052	810,000	958,382
MEDNAX Incorporated 144A	5.25	12-1-2023	1,380,000	1,352,400
Memorial Health Services	3.45	11-1-2049	820,000	809,022
Memorial Sloan Kettering Cancer Center	4.20	7-1-2055	788,000	987,969

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  7

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
NYU Hospitals Center	3.38%	7-1-2055	$690,000	$644,251
OhioHealth Corporation	3.04	11-15-2050	320,000	333,648
Southern Baptist Hospital	4.86	7-15-2045	625,000	741,720
Stanford Health Care	3.80	11-15-2048	275,000	322,802
Texas Health Resources	4.33	11-15-2055	1,115,000	1,356,480
The New York-Presbyterian Hospital	3.56	8-1-2036	750,000	780,132
The New York-Presbyterian Hospital	4.06	8-1-2056	570,000	665,748
UnitedHealth Group Incorporated	1.25	1-15-2026	150,000	152,186

				13,070,981

Health Care Technology: 0.10%
IQVIA Incorporated 144A	5.00	10-15-2026	445,000	471,144

Life Sciences Tools & Services: 0.14%
Agilent Technologies Incorporated	2.75	9-15-2029	600,000	633,228

Pharmaceuticals: 0.34%
Bayer US Finance LLC 144A	3.38	10-8-2024	240,000	256,866
Bayer US Finance LLC 144A	4.38	12-15-2028	1,170,000	1,338,796

				1,595,662

Industrials: 4.05%

Aerospace & Defense: 1.08%
BAE Systems Holdings Incorporated 144A	3.80	10-7-2024	1,345,000	1,454,128
Boeing Company	5.15	5-1-2030	155,000	165,514
Boeing Company	5.71	5-1-2040	110,000	120,401
Hexcel Corporation	3.95	2-15-2027	1,302,000	1,339,803
Lockheed Martin Corporation	1.85	6-15-2030	80,000	81,859
Moog Incorporated 144A	4.25	12-15-2027	700,000	667,828
Raytheon Tech Corporation	2.25	7-1-2030	360,000	368,788
The Boeing Company	2.70	2-1-2027	840,000	782,039

				4,980,360

Air Freight & Logistics: 0.07%
Fedex Corporation	3.90	2-1-2035	280,000	299,137

Building Products: 0.10%
Fortune Brands Home & Security Incorporated	4.00	9-21-2023	240,000	259,886
Masco Corporation	6.50	8-15-2032	150,000	176,310

				436,196

Commercial Services & Supplies: 0.32%
ACCO Brands Corporation 144A	5.25	12-15-2024	600,000	603,000
Clean Harbors Incorporated 144A	4.88	7-15-2027	425,000	439,875
Stericycle Incorporated 144A	5.38	7-15-2024	420,000	429,450

				1,472,325

Construction & Engineering: 0.02%
Valmont Industries Incorporated	5.00	10-1-2044	110,000	112,244

Electrical Equipment: 0.24%
Carrier Global Corporation 144A	2.49	2-15-2027	780,000	756,533
Emerson Electric Company	1.95	10-15-2030	370,000	371,924

				1,128,457

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Industrial Conglomerates: 0.03%
Honeywell International	1.95%	6-1-2030	$150,000	$153,490

Machinery: 0.96%
Actuant Corporation	5.63	6-15-2022	1,660,000	1,659,751
Briggs & Stratton Corporation	6.88	12-15-2020	850,000	278,375
Caterpillar Financial Service Corporation	1.45	5-15-2025	270,000	276,752
Fortive Corporation	2.35	6-15-2021	215,000	216,963
Mueller Water Products Incorporated 144A	5.50	6-15-2026	950,000	978,500
Oshkosh Corporation	3.10	3-1-2030	490,000	475,422
Oshkosh Corporation	4.60	5-15-2028	200,000	213,829
Vessel Management Services Incorporated	3.43	8-15-2036	281,000	326,445

				4,426,037

Professional Services: 0.49%
Equifax Incorporated	3.95	6-15-2023	1,700,000	1,808,165
Relx Capital Incorporated	3.00	5-22-2030	70,000	73,523
Relx Capital Incorporated	3.50	3-16-2023	110,000	116,427
Relx Capital Incorporated	4.00	3-18-2029	240,000	268,410

				2,266,525

Road & Rail: 0.35%
Norfolk Southern Corporation	5.10	12-31-2049	760,000	975,555
Ryder System Incorporated	3.65	3-18-2024	620,000	653,198

				1,628,753

Transportation Infrastructure: 0.39%
Crowley Conro LLC	4.18	8-15-2043	1,438,200	1,809,825

Information Technology: 1.81%

Electronic Equipment, Instruments & Components: 0.20%
Jabil Incorporated	3.95	1-12-2028	900,000	930,207

IT Services: 0.20%
Verisign Incorporated	4.75	7-15-2027	900,000	939,942

Semiconductors & Semiconductor Equipment: 0.81%
Applied Materials Incorporated	1.75	6-1-2030	320,000	319,756
KLA Tencor Corporation	4.10	3-15-2029	150,000	173,331
Maxim Integrated Products Incorporated	3.45	6-15-2027	1,550,000	1,652,518
Microchip Technology Incorporated	4.33	6-1-2023	1,500,000	1,571,049

				3,716,654

Software: 0.35%
CDK Global Incorporated	5.88	6-15-2026	185,000	194,713
Fair Isaac Corporation 144A	5.25	5-15-2026	1,330,000	1,433,979

				1,628,692

Technology Hardware, Storage & Peripherals: 0.25%
Apple Incorporated	1.65	5-11-2030	735,000	744,132
Hewlett Packard Enterprise Company	4.90	10-15-2025	375,000	421,992

				1,166,124

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  9

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Materials: 3.69%

Chemicals: 2.65%
Air Products & Chemicals	2.05%	5-15-2030	$565,000	$585,863
Albemarle Corporation	4.15	12-1-2024	1,390,000	1,475,647
Axalta Coating Systems Limited 144A	4.88	8-15-2024	550,000	556,875
DuPont de Nemours Incorporated	4.73	11-15-2028	930,000	1,104,747
DuPont de Nemours Incorporated	4.49	11-15-2025	430,000	487,839
FMC Corporation	3.20	10-1-2026	1,120,000	1,207,879
Ingevity Corporation 144A	4.50	2-1-2026	2,015,000	1,949,513
Mosaic Company	4.05	11-15-2027	1,090,000	1,108,825
PPG Industries Incorporated	2.55	6-15-2030	770,000	786,608
Scotts Miracle-Gro Company	5.25	12-15-2026	1,410,000	1,464,638
The Sherwin-Williams Company	2.95	8-15-2029	450,000	477,167
The Sherwin-Williams Company	3.30	2-1-2025	100,000	107,211
Valvoline Incorporated 144A	4.25	2-15-2030	720,000	718,200
W.R. Grace & Company 144A	5.63	10-1-2024	200,000	203,500

				12,234,512

Construction Materials: 0.10%
CRH America Finance Incorporated 144A	3.40	5-9-2027	200,000	205,615
Martin Marietta Material	2.50	3-15-2030	280,000	271,815

				477,430

Containers & Packaging: 0.69%
Graphic Packaging International Company	4.13	8-15-2024	500,000	515,000
Sealed Air Corporation 144A	5.50	9-15-2025	200,000	217,000
Sealed Air Corporation 144A	6.88	7-15-2033	100,000	118,000
Westrock Company	3.00	9-15-2024	1,680,000	1,721,361
WRKCo Incorporated	3.90	6-1-2028	560,000	601,768

				3,173,129

Metals & Mining: 0.10%
Freeport-McMoRan Copper & Gold Incorporated	4.55	11-14-2024	475,000	483,313

Paper & Forest Products: 0.15%
Georgia Pacific LLC 144A	2.30	4-30-2030	695,000	709,956

Real Estate: 3.32%

Equity REITs: 3.32%
Alexandria Real Estate Equities Incorporated	3.95	1-15-2027	240,000	264,383
Alexandria Real Estate Equities Incorporated	4.30	1-15-2026	1,500,000	1,669,496
Boston Properties LP	2.75	10-1-2026	1,500,000	1,545,169
Boston Properties LP	3.20	1-15-2025	250,000	262,380
Digital Realty Trust LP	4.45	7-15-2028	510,000	598,626
Duke Realty LP	3.25	6-30-2026	1,500,000	1,595,419
Duke Realty LP	4.00	9-15-2028	230,000	258,462
HCP Incorporated	3.50	7-15-2029	560,000	568,482
Healthcare Trust of America Incorporated	3.50	8-1-2026	255,000	262,511
Host Hotels & Resorts Incorporated	3.88	4-1-2024	265,000	262,717
Kimco Realty Corporation	3.30	2-1-2025	1,500,000	1,519,168
Mid-America Apartments LP	3.60	6-1-2027	845,000	902,401
Mid-America Apartments LP	4.20	6-15-2028	160,000	177,483
National Retail Properties Incorporated	4.30	10-15-2028	370,000	376,064
UDR Incorporated	3.75	7-1-2024	915,000	955,001
Ventas Realty LP	3.50	2-1-2025	150,000	149,315

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Ventas Realty LP	3.85%	4-1-2027	$1,500,000	$1,482,733
Vornado Realty Trust	3.50	1-15-2025	1,500,000	1,442,978
Welltower Incorporated	3.63	3-15-2024	580,000	593,143
Welltower Incorporated	2.70	2-15-2027	460,000	441,960

				15,327,891

Utilities: 3.35%

Electric Utilities: 2.77%
Duke Energy Carolinas LLC	6.05	4-15-2038	830,000	1,195,589
Entergy Arkansas Incorporated	3.05	6-1-2023	1,055,000	1,108,323
Evergy Metro Incorporated	2.25	6-1-2030	350,000	359,436
Florida Power & Light Company	4.95	6-1-2035	1,000,000	1,391,901
ITC Holdings Corporation	3.65	6-15-2024	120,000	129,645
MidAmerican Energy Holdings Company	5.80	10-15-2036	900,000	1,231,594
Monongahela Power Company 144A	4.10	4-15-2024	1,660,000	1,818,475
Northern States Power Company of Minnesota	5.35	11-1-2039	1,580,000	2,222,352
PacifiCorp	3.35	7-1-2025	130,000	142,086
Public Service Electric & Gas Company	5.70	12-1-2036	590,000	807,995
Rochester Gas & Electric Corporation 144A	3.10	6-1-2027	1,790,000	1,909,739
Southern California Edison Company	6.00	1-15-2034	188,000	250,894
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	200,000	221,927

				12,789,956

Gas Utilities: 0.33%
AmeriGas Partners LP	5.50	5-20-2025	450,000	468,000
AmeriGas Partners LP	5.88	8-20-2026	500,000	530,250
Boardwalk Pipelines Company	5.95	6-1-2026	550,000	554,760

				1,553,010

Independent Power & Renewable Electricity Producers: 0.08%
AES Corporation	5.13	9-1-2027	335,000	354,778

Multi-Utilities: 0.17%
Black Hills Corporation	4.35	5-1-2033	710,000	791,269

Total Corporate Bonds and Notes (Cost $159,724,600)				169,598,855

Municipal Obligations: 11.23%

California: 1.38%

GO Revenue: 1.28%
Alameda County CA Series A	3.70	8-1-2031	275,000	305,850
Coast Community College District California	2.89	8-1-2035	1,165,000	1,218,695
Oxnard CA Union High School District	1.87	8-1-2030	800,000	784,576
San Diego CA Community College District Series B	2.88	8-1-2033	1,935,000	2,082,215
San Jose CA Disaster Preparedness Taxable Bonds Series B	2.60	9-1-2027	1,460,000	1,535,015

				5,926,351

Tax Revenue: 0.10%
San Jose CA RDA Senior Taxable Refunding Bonds Series A-T	3.38	8-1-2034	455,000	464,077

				6,390,428

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  11

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Delaware: 0.33%

Miscellaneous Revenue: 0.33%
Delaware Bonds Series 2010C	4.45%	7-1-2028	$1,250,000	$1,520,963

Florida: 0.44%

Airport Revenue: 0.17%
Broward County FL Airport System Series C	2.38	10-1-2026	775,000	766,646

Water & Sewer Revenue: 0.27%
Florida Water Pollution Control Financing Corporation Series A	2.60	1-15-2030	1,175,000	1,251,175

				2,017,821

Georgia: 0.13%

GO Revenue: 0.13%
Cherokee County GA School System Build America Bonds	5.87	8-1-2028	500,000	596,860

Idaho: 0.04%

Miscellaneous Revenue: 0.04%
Idaho Building Authority State Office Campus Project Series B	3.28	9-1-2028	170,000	184,363

Illinois: 0.04%

GO Revenue: 0.04%
Lake County IL Community Consolidated School District Series A	3.40	11-1-2027	150,000	164,714

Indiana: 0.62%

Education Revenue: 0.27%
Indiana University Taxable Consolidated Bonds Series B	3.07	6-1-2060	1,195,000	1,219,330

Health Revenue: 0.28%
Indiana Finance Authority Community Foundation	3.63	3-1-2039	1,235,000	1,309,878

Miscellaneous Revenue: 0.07%
Indianapolis IN Local Public Improvement Bonds Series A-2	6.00	1-15-2040	235,000	328,147

				2,857,355

Massachusetts: 0.23%

GO Revenue: 0.23%
Boston MA Series C Qualified School Construction Bonds	4.40	4-1-2026	380,000	389,409
Massachusetts Taxable Consolidated Loan Series H	2.90	9-1-2049	650,000	687,278

				1,076,687

Michigan: 0.21%

Health Revenue: 0.21%
Michigan Finance Authority Trinity Health Credit Group Series T	3.08	12-1-2034	930,000	994,709

Mississippi: 0.07%

Education Revenue: 0.07%
Mississippi Higher Education Assistance Corporation Series 2014-1 Class A1 (1 Month LIBOR +0.68%) ±	0.85	10-25-2035	344,897	333,216

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Missouri: 0.48%

Education Revenue: 0.48%
Missouri HEFA Washington University Series A	3.65%	8-15-2057	$500,000	$585,960
Missouri Higher Education Loan Authority Notes Class A-1 (3 Month LIBOR +0.85%) ±	1.21	8-27-2029	162,966	159,366
Missouri Higher Education Loan Authority Notes Class A-1 (1 Month LIBOR +0.83%) ±	1.32	1-26-2026	1,586,563	1,451,880

				2,197,206

New Jersey: 0.19%

Miscellaneous Revenue: 0.19%
Hudson County NJ Improvement Authority Hudson County Lease Project (AGM Insured)	7.40	12-1-2025	760,000	870,527

New York: 0.64%

GO Revenue: 0.35%
New York Refunding Bond Series B	2.65	2-15-2030	1,505,000	1,603,322

Miscellaneous Revenue: 0.07%
New York State Taxable Bonds Series 2010C	5.62	3-1-2040	250,000	344,925

Tax Revenue: 0.22%
New York City NY Transitional Finance Authority	2.21	5-1-2027	1,000,000	1,019,160

				2,967,407

North Carolina: 0.55%

Education Revenue: 0.55%
North Carolina Education Assistance Authority Student Loan (3 Month LIBOR +0.90%) ±	1.89	7-25-2041	1,569,373	1,507,288
North Carolina Education Assistance Authority Student Loan Series A-3 (3 Month LIBOR +0.90%) ±	1.89	10-25-2041	470,856	452,624
University of North Carolina Chapel Hill Refunding Bonds Series C	3.33	12-1-2036	500,000	565,585

				2,525,497

Ohio: 0.57%

Education Revenue: 0.30%
Ohio State University Build America Bonds	4.91	6-1-2040	1,000,000	1,370,730

Health Revenue: 0.16%
Ohio Hospital Facility Refunding Bond Cleveland Clinic	3.28	1-1-2042	725,000	744,394

Miscellaneous Revenue: 0.11%
Jobsohio Beverage System Ohio Statewide Senior Lien Liquor Profits Series A	2.83	1-1-2038	515,000	533,782

				2,648,906

Oklahoma: 0.17%

Water & Sewer Revenue: 0.17%
Oklahoma Water Resources Board Refunding Bond Series 2019 (Oklahoma Credit Enhancement Reserve Fund Insured)	2.56	4-1-2031	770,000	793,832

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  13

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Oregon: 0.58%

Education Revenue: 0.44%
Oregon State Taxable Higher Education Series A	5.90%	8-1-2038	$1,500,000	$2,014,755

GO Revenue: 0.14%
Oregon Board of Higher Education Build America Bonds Series C	5.38	8-1-2039	500,000	657,800

				2,672,555

Pennsylvania: 0.95%

Education Revenue: 0.69%
Pennsylvania HEFAR Refunding Taxable Bonds Series B	2.94	8-15-2039	1,000,000	1,024,260
Pennsylvania Higher Education Authority Class A (1 Month LIBOR +1.15%) 144A±	1.32	9-25-2065	1,020,080	985,561
University Pittsburgh Pennsylvania Series A	3.65	9-15-2036	1,100,000	1,196,877

				3,206,698

GO Revenue: 0.26%
Northampton County PA Series C	2.54	10-1-2028	1,100,000	1,183,061

				4,389,759

Rhode Island: 0.52%

Education Revenue: 0.52%
Rhode Island Student Loan Authority Class A-1 (1 Month LIBOR +0.90%) ±	1.27	7-1-2031	2,425,979	2,419,113

Texas: 1.04%

Education Revenue: 0.27%
University of Texas Build America Bonds Series A	5.26	7-1-2039	550,000	779,488
University of Texas Build America Bonds Series C	4.79	8-15-2046	120,000	164,500
University of Texas Build America Bonds Series D	5.13	8-15-2042	215,000	301,275

				1,245,263

GO Revenue: 0.50%
Hidalgo County TX Refunding Bonds Series 2018C	4.04	8-15-2030	1,270,000	1,438,212
Houston TX Pension Obligation Bonds Series 2017	3.73	3-1-2030	110,000	122,420
Stafford TX Municipal School District Refunding Bond Series B	3.08	8-15-2041	750,000	747,015

				2,307,647

Miscellaneous Revenue: 0.20%
Texas Transportation Commission Highway Improvement Series A	4.63	4-1-2033	750,000	944,423

Tax Revenue: 0.07%
Texas Transportation Commission Series B	5.18	4-1-2030	250,000	318,503

				4,815,836

Utah: 0.57%

Education Revenue: 0.57%
State Board of Regents of Utah Series 1-A (1 Month LIBOR +0.75%) ±	1.24	9-25-2056	2,737,901	2,654,669

Vermont: 0.03%

Housing Revenue: 0.03%
Vermont Housing Finance Agency	3.80	11-1-2037	110,000	121,156

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Virginia: 0.18%

Education Revenue: 0.15%
University of Virginia Build America Bonds	6.20%	9-1-2039	$315,000	$487,018
University of Virginia Revenue Bond Series C	4.18	9-1-2117	155,000	202,630

				689,648

Housing Revenue: 0.03%
Virginia Housing Development Authority	3.10	6-25-2041	136,655	139,168

				828,816

Washington: 0.74%

GO Revenue: 0.69%
King County WA Build America Bonds Series B	6.05	12-1-2030	350,000	446,261
King County WA Economic Development Taxable Bond Series C	5.03	12-1-2023	230,000	256,393
Washington Build America Bonds Series D	5.48	8-1-2039	1,000,000	1,369,030
Washington Series T	3.45	8-1-2029	1,000,000	1,135,150

				3,206,834

Tax Revenue: 0.05%
Washington Build America Bonds	5.09	8-1-2033	175,000	224,198

				3,431,032

West Virginia: 0.10%

Tax Revenue: 0.10%
Ohio County WV Special District Excise Tax Series A	8.25	3-1-2035	425,000	463,480

Wisconsin: 0.43%

GO Revenue: 0.37%
Wisconsin State Refunding Bond Series 1	2.50	5-1-2032	1,705,000	1,723,141

Miscellaneous Revenue: 0.06%
Wisconsin General Fund Annual Appropriation Series A	2.30	5-1-2028	250,000	257,623

				1,980,764

Total Municipal Obligations (Cost $49,199,494)				51,917,671

Non-Agency Mortgage-Backed Securities: 7.46%
Commercial Mortgage Pass-Through Certificate Series 2010-C1 Class A3 144A	4.21	7-10-2046	49,880	49,994
Commercial Mortgage Pass-Through Certificate Series 2012-CR2 Class A4	3.15	8-15-2045	550,000	564,631
Commercial Mortgage Pass-Through Certificate Series 2012-UBS5 Class A3	3.55	9-10-2047	538,554	557,679
Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class ASB	3.62	10-10-2046	388,273	399,440
Commercial Mortgage Pass-Through Certificate Series 2013-CR13 Class A4 ±±	4.19	11-10-2046	600,000	647,028
Commercial Mortgage Pass-Through Certificate Series 2014-CR17 Class A5	3.98	5-10-2047	1,795,000	1,936,700
Commercial Mortgage Pass-Through Certificate Series 2014-CR21 Class A3	3.53	12-10-2047	2,684,674	2,867,720
Commercial Mortgage Pass-Through Certificate Series 2014-UBS5 Class A4	3.84	9-10-2047	620,000	662,794
Goldman Sachs Mortgage Securities Trust Series 2011-GC3 Class A4 144A	4.75	3-10-2044	400,569	405,088
Goldman Sachs Mortgage Securities Trust Series 2011-GC5 Class A4	3.71	8-10-2044	545,000	552,250
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class A4	3.38	5-10-2045	424,856	431,023
Goldman Sachs Mortgage Securities Trust Series 2013-GC14 Class A5	4.24	8-10-2046	615,000	660,810
Goldman Sachs Mortgage Securities Trust Series 2013-GC16 Class A4	4.27	11-10-2046	350,000	376,400
Goldman Sachs Mortgage Securities Trust Series 2014-GC26 Class A5	3.63	11-10-2047	2,565,000	2,765,317
JPMorgan Chase Commercial Mortgage Securities Trust Series 2010-C2 Class A3 144A	4.07	11-15-2043	203,103	203,081

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  15

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C19 Class A4	4.00%	4-15-2047	$450,000	$484,465
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-C20 Class A5	3.80	7-15-2047	4,065,000	4,359,828
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-GC26 Class A4	3.49	1-15-2048	1,338,000	1,429,685
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C15 Class ASB	3.65	4-15-2047	441,785	460,080
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19 Class A4	3.53	12-15-2047	1,790,000	1,902,549
Morgan Stanley Capital I Trust Series 2011-C2 Class A4 144A	4.66	6-15-2044	478,042	489,820
Morgan Stanley Capital I Trust Series 2011-C3 Class A4	4.12	7-15-2049	359,247	366,240
Towd Point Mortgage Trust Series 2016-2 Class A1A 144A±±	2.75	8-25-2055	159,181	161,888
Towd Point Mortgage Trust Series 2016-3 Class A1 144A±±	2.25	4-25-2056	197,078	198,443
Towd Point Mortgage Trust Series 2018-3 Class A1 144A±±	3.75	5-25-2058	2,168,205	2,279,118
Towd Point Mortgage Trust Series 2019-4 Class A1 144A±±	2.90	10-25-2059	2,559,500	2,646,029
WFRBS Commercial Mortgage Trust Series 2013-C17 Class A4	4.02	12-15-2046	4,370,000	4,626,750
WFRBS Commercial Mortgage Trust Series 2014-C20 Class A5	4.00	5-15-2047	1,876,047	2,008,063

Total Non-Agency Mortgage-Backed Securities (Cost $33,017,959)				34,492,913

U.S. Treasury Securities: 4.34%
U.S. Treasury Bond	2.38	11-15-2049	11,953,000	14,730,205
U.S. Treasury Bond	4.25	5-15-2039	1,890,000	2,920,419
U.S. Treasury Bond	4.50	5-15-2038	1,540,000	2,426,884

Total U.S. Treasury Securities (Cost $19,620,301)				20,077,508

Yankee Corporate Bonds and Notes: 4.65%

Consumer Staples: 0.12%

Beverages: 0.12%
Diageo Capital plc	2.00	4-29-2030	540,000	548,565

Energy: 0.50%

Oil, Gas & Consumable Fuels: 0.50%
BP Capital Markets plc	3.28	9-19-2027	155,000	168,154
Cenovus Energy Incorporated	4.25	4-15-2027	1,025,000	930,275
Equinor ASA	1.75	1-22-2026	70,000	71,495
Petroleos Mexicanos	2.29	2-15-2024	110,000	113,284
Petroleos Mexicanos	2.83	2-15-2024	230,000	239,095
Petroleos Mexicanos	6.38	1-23-2045	1,080,000	800,280

				2,322,583

Financials: 1.97%

Banks: 1.16%
Bank of Nova Scotia	4.50	12-16-2025	80,000	89,460
BNP Paribas SA (3 Month LIBOR +1.11%) 144A±	2.82	11-19-2025	820,000	842,137
BNP Paribas SA 144A	4.40	8-14-2028	520,000	593,601
Cooperatieve Rabobank U.A. 144A	3.88	9-26-2023	300,000	325,287
HSBC Holdings plc (3 Month LIBOR +1.06%) ±	3.26	3-13-2023	220,000	227,302
HSBC Holdings plc (3 Month LIBOR +1.35%) ±	4.29	9-12-2026	950,000	1,049,708
HSBC Holdings plc (3 Month LIBOR +1.53%) ±	4.58	6-19-2029	1,500,000	1,701,304
Mitsubishi UFJ Financial Group Incorporated	3.76	7-26-2023	350,000	374,753
Royal Bank of Canada	4.65	1-27-2026	120,000	137,845

				5,341,397

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Managed Fixed Income Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Capital Markets: 0.45%
Credit Suisse Group AG (3 Month LIBOR +1.41%) 144A±	3.87%	1-12-2029	$1,500,000	$1,617,682
Credit Suisse Group AG (3 Month LIBOR +1.24%) 144A±	4.21	6-12-2024	450,000	480,562

				2,098,244

Consumer Finance: 0.36%
UBS Group Funding Switzerland 144A	4.25	3-23-2028	1,500,000	1,678,215

Health Care: 0.28%

Pharmaceuticals: 0.28%
Teva Pharmaceutical Finance BV	2.20	7-21-2021	150,000	147,068
Teva Pharmaceutical Finance BV	2.80	7-21-2023	900,000	850,500
Teva Pharmaceutical Finance BV	3.15	10-1-2026	350,000	314,405

				1,311,973

Industrials: 0.60%

Aerospace & Defense: 0.24%
Embraer Netherlands Finance BV	5.05	6-15-2025	1,200,000	1,092,240

Electrical Equipment: 0.06%
Sensata Technologies BV 144A	5.63	11-1-2024	265,000	277,232

Machinery: 0.30%
CNH Industrial NV	4.50	8-15-2023	600,000	628,303
Ingersoll-Rand Luxembourg SA	3.50	3-21-2026	700,000	752,920

				1,381,223

Information Technology: 0.18%

Software: 0.18%
Experian Finance plc 144A	4.25	2-1-2029	510,000	569,157
OpenText Corporation 144A	3.88	2-15-2028	260,000	256,602

				825,759

Materials: 1.00%

Chemicals: 0.04%
Nutrien Limited	2.95	5-13-2030	180,000	187,852

Metals & Mining: 0.96%
Anglo American Capital plc 144A	4.75	4-10-2027	1,000,000	1,066,673
ArcelorMittal SA	6.13	6-1-2025	1,500,000	1,628,374
Vale Overseas Limited	6.25	8-10-2026	1,500,000	1,715,027

				4,410,074

Total Yankee Corporate Bonds and Notes (Cost $20,509,079)				21,475,357

	Yield		Shares
Short-Term Investments: 2.79%

Investment Companies: 2.79%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.12		12,907,842	12,907,842

Total Short-Term Investments (Cost $12,907,842)				12,907,842

Total investments in securities (Cost $434,159,094)	99.39%	459,418,941

Other assets and liabilities, net	0.61	2,829,721

Total net assets	100.00%	$462,248,662

The accompanying notes are an integral part of these financial statements.

Wells Fargo Managed Fixed Income Portfolio  |  17

Portfolio of investments—May 31, 2020

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities.

Abbreviations:

AGM	Assured Guaranty Municipal

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

HEFA	Health & Educational Facilities Authority

HEFAR	Higher Educational Facilities Authority Revenue

LIBOR	London Interbank Offered Rate

RDA	Redevelopment Authority

REIT	Real Estate Investment Trust

SOFR	Secured Overnight Financing Rate

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	5,121,429	17,800,239	(22,921,668)	0	$25	$0	$50,250	#	$0
Wells Fargo Government Money Market Fund Select Class	3,089,575	190,947,911	(181,129,644)	12,907,842	0	0	129,592		12,907,842

					$25	$0	$179,842		$12,907,842	2.79%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Managed Fixed Income Portfolio

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $421,251,252)	$446,511,099
Investments in affiliated securities, at value (cost $12,907,842)	12,907,842
Receivable for interest	3,254,177
Prepaid expenses and other assets	88,941

Total assets	462,762,059

Liabilities
Payable for investments purchased	370,000
Advisory fee payable	142,615
Trustees’ fees and expenses payable	782

Total liabilities	513,397

Total net assets	$462,248,662

The accompanying notes are an integral part of these financial statements.

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Statement of operations—year ended May 31, 2020

Investment income
Interest	$18,803,085
Income from affiliated securities	144,586

Total investment income	18,947,671

Expenses
Advisory fee	2,161,564
Custody and accounting fees	17,101
Professional fees	53,740
Shareholder report expenses	2,581
Trustees’ fees and expenses	20,255
Interest expense	389
Other fees and expenses	5,327

Total expenses	2,260,957
Less: Fee waivers and/or expense reimbursements	(147,196)

Net expenses	2,113,761

Net investment income	16,833,910

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	18,337,208
Affiliated securities	25

Net realized gains on investments	18,337,233
Net change in unrealized gains (losses) on investments	3,278,902

Net realized and unrealized gains (losses) on investments	21,616,135

Net increase in net assets resulting from operations	$38,450,045

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Managed Fixed Income Portfolio

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$16,833,910	$20,432,930
Net realized gains on investments	18,337,233	206,870
Net change in unrealized gains (losses) on investments	3,278,902	22,412,280

Net increase in net assets resulting from operations	38,450,045	43,052,080

Capital transactions
Transactions in investors’ beneficial interests
Contributions	23,945,990	705,018,550
Withdrawals	(183,068,121)	(271,861,718)

Net increase (decrease) in net assets resulting from capital transactions	(159,122,131)	433,156,832

Total increase (decrease) in net assets	(120,672,086)	476,208,912

Net assets
Beginning of period	582,920,748	106,711,836

End of period	$462,248,662	$582,920,748

The accompanying notes are an integral part of these financial statements.

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Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	7.51%	7.22%	0.05%	3.13%	3.95%
Ratios to average net assets (annualized)
Gross expenses	0.42%	0.41%	0.49%	0.48%	0.48%
Net expenses	0.39%	0.39%	0.39%	0.39%	0.39%
Net investment income	3.10%	3.24%	3.09%	2.99%	3.12%
Supplemental data
Portfolio turnover rate	40%	232%	23%	47%	25%

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Wells Fargo Managed Fixed Income Portfolio  |  23

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $434,293,877 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$29,988,339

Gross unrealized losses	(4,863,275)

Net unrealized gains	$25,125,064

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$141,294,239	$0	$141,294,239

Asset-backed securities	0	7,654,556	0	7,654,556

Corporate bonds and notes	0	169,598,855	0	169,598,855

Municipal obligations	0	51,917,671	0	51,917,671

Non-agency mortgage-backed securities	0	34,492,913	0	34,492,913

U.S. Treasury securities	20,077,508	0	0	20,077,508

Yankee corporate bonds and notes	0	21,475,357	0	21,475,357

Short-term investments

Investment companies	12,907,842	0	0	12,907,842

Total assets	$32,985,350	$426,433,591	$0	$459,418,941

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Galliard Capital Management, Inc., an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Wells Fargo Managed Fixed Income Portfolio  |  25

Notes to financial statements

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$124,383,881	$87,757,842	$142,192,691	$190,542,658

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended May 31, 2020, the Fund had average borrowings outstanding of $28,815 at an average rate of 1.35% and paid interest in the amount of $389.

8. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26  |  Wells Fargo Managed Fixed Income Portfolio

Notes to financial statements

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Portfolio adopted the change in accounting policy which did not have a material impact to the Portfolio’s financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Managed Fixed Income Portfolio  |  27

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES

WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Managed Fixed Income Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

28  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Managed Fixed Income Portfolio  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Managed Fixed Income Portfolio  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Managed Fixed Income Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Managed Fixed Income Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Galliard Capital Management, Inc. (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Wells Fargo Managed Fixed Income Portfolio  |  33

Other information (unaudited)

Portfolio investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was higher than the average performance of the Universe for the three-, five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the five- and ten-year periods ended March 31, 2020, and was lower than its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one- and three-year periods ended March 31, 2020.

The Board received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was in range of the median rate for the Portfolio’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

34  |  Wells Fargo Managed Fixed Income Portfolio

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Managed Fixed Income Portfolio  |  35

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

36  |  Wells Fargo Managed Fixed Income Portfolio

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

Annual Report

May 31, 2020

Wells Fargo Index Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Index Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Index Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Index Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Index Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

David Neal, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of May 31, 20202

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]

Class A (WFILX)	11-4-1998	5.57	8.02	11.90	12.02	9.31	12.57	0.64	0.45

Class C (WFINX)	4-30-1999	10.17	8.48	11.72	11.17	8.48	11.72	1.39	1.20

Administrator Class (WFIOX)	2-14-1985	–	–	–	12.25	9.53	12.86	0.41	0.25

S&P 500 Index[5]	–	–	–	–	12.84	9.86	13.15	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Index Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.45% for Class A, 1.20% for Class C, and 0.25% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Index Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the S&P 500 Index for the 12-month period that ended May 31, 2020.

∎	The energy sector was the S&P 500 Index’s worst-performing sector, followed by financials, industrials, and real estate.

∎	The information technology, health care, communication services, and consumer discretionary sectors led the S&P 500 Index higher.

The Fund’s management team rebalances the portfolio to reflect the ongoing changes in the constituents and their weightings within the index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

Ten largest holdings (%) as of May 31, 2020[7]

Microsoft Corporation	5.33

Apple Incorporated	5.06

Amazon.com Incorporated	3.88

Facebook Incorporated Class A	2.07

Alphabet Incorporated Class A	1.64

Alphabet Incorporated Class C	1.63

Johnson & Johnson	1.49

Berkshire Hathaway Incorporated Class B	1.38

Visa Incorporated Class A	1.27

JPMorgan Chase & Company	1.16

Energy was by far the worst performer for the period.

Over the past year, nearly every S&P 500 company in the energy sector experienced negative stock returns. Oil prices rose through much of 2019 on tensions between the U.S. and Iran as well as a drone strike on oil facilities in Saudi Arabia. Then, during first-quarter 2020, Saudi Arabia initiated an oil price war with Russia, causing the biggest one-day price crash since the Gulf War in 1991. Due to a combination of supply and demand shocks, West Texas Intermediate crude oil reached an 18-year low and fell 66%, its worst quarterly decline in history. In that quarter alone, the energy sector fell 50.5%.

Sector allocation as of May 31, 2020[8]

Despite weakness in the first quarter of 2020 and a weak August 2019, the S&P 500 Index delivered a positive return over the period.

The period began with reports of a year-over-year decline in earnings for the S&P 500 Index. U.S. economic data was favorable overall, but there were concerns about a slowing global economy, international tariffs, monetary policy actions, and tensions in the Middle East. Consumer spending was strong, but business confidence measures began to decline, and the U.S. Federal Reserve (Fed) began to reduce its federal funds rate target. Equity markets rose sharply in the fourth quarter of 2019 despite a third consecutive quarter of year-over-year earnings declines. In the first quarter of 2020, economic disruptions from the coronavirus pandemic sparked a severe downturn in global equity markets, including a loss of about 20% in the S&P 500 Index. During that quarter, we saw significant emergency actions taken by the Fed and U.S. Congress and an oil price war between Saudi Arabia and Russia that caused oil prices to crash. Equity markets recovered much of their losses in April and May 2020.

The IT, health care, and communication services sectors led the S&P 500 Index.

Over the past year, investors have placed a premium on companies able to deliver sales and earnings growth and that have “safety” characteristics, including strong balance sheets and lower stock volatility. The IT, health care, and communication services sectors include many companies with these characteristics. Additionally, they also include some of the largest companies in the index, including Apple, Microsoft, Alphabet, Facebook, and Johnson & Johnson. These sectors were significant drivers of the dominant market themes favoring larger capitalization, growth over value, and low volatility over high volatility.

Please see footnotes on page 7.

8  |  Wells Fargo Index Fund

Performance highlights (unaudited)

The economy is likely to present continued opportunities for growth, but with elevated risks.

The devastating impact of the pandemic should dissipate as daily coronavirus infections peak, new therapies prove successful, quarantines are lifted, and economies reopen. Although the initial collapse in economic activity and employment are stunning, the eventual rise in world economic output may also be unprecedented. The path to recovery is likely to be uneven and painful.

Wells Fargo Index Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$974.08	$2.14	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.83	$2.20	0.43%

Class C

Actual	$1,000.00	$970.31	$5.93	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.98	$6.07	1.20%

Administrator Class

Actual	$1,000.00	$975.00	$1.22	0.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.77	$1.25	0.25%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Index Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 99.99%

Affiliated Master Portfolio: 99.99%
Wells Fargo Index Portfolio	$1,019,742,036

Total Investment Companies (Cost $137,034,865)	1,019,742,036

Total investments in securities (Cost $137,034,865)	99.99%	1,019,742,036

Other assets and liabilities, net	0.01	70,330

Total net assets	100.00%	$1,019,812,366

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	97%	97%	$181,564,933	$(64,676,797)	$20,631,449	$684,160	$29,383	$1,019,742,036	99.99%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $137,034,865)	$1,019,742,036
Receivable for Fund shares sold	788,995
Receivable from manager	143,260
Prepaid expenses and other assets	52,514

Total assets	1,020,726,805

Liabilities
Payable for Fund shares redeemed	436,376
Administration fees payable	151,578
Distribution fee payable	9,935
Shareholder servicing fees payable	161,552
Trustees’ fees and expenses payable	319
Accrued expenses and other liabilities	154,679

Total liabilities	914,439

Total net assets	$1,019,812,366

Net assets consist of
Paid-in capital	$34,815,625
Total distributable earnings	984,996,741

Total net assets	$1,019,812,366

Computation of net asset value and offering price per share
Net assets – Class A	$660,100,644
Shares outstanding – Class A1	15,995,828
Net asset value per share – Class A	$41.27
Maximum offering price per share – Class A2	$43.79
Net assets – Class C	$16,102,778
Shares outstanding – Class C1	384,283
Net asset value per share – Class C	$41.90
Net assets – Administrator Class	$343,608,944
Shares outstanding – Administrator Class[1]	8,152,962
Net asset value per share – Administrator Class	$42.15

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Index Fund

Statement of operations—year ended May 31, 2020

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $695,923)	$20,631,449
Affiliated income allocated from affiliated Master Portfolio	684,160
Interest allocated from affiliated Master Portfolio	29,383
Expenses allocated from affiliated Master Portfolio	(1,306,096)

Total investment income	20,038,896

Expenses
Management fee	557,469
Administration fees
Class A	1,444,065
Class C	38,934
Administrator Class	531,371
Shareholder servicing fees
Class A	1,719,125
Class C	46,350
Administrator Class	393,251
Distribution fee
Class C	139,016
Custody and accounting fees	74,416
Professional fees	32,906
Registration fees	99,725
Shareholder report expenses	72,825
Trustees’ fees and expenses	21,592
Other fees and expenses	181,148

Total expenses	5,352,193
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,047,191)
Class A	(335,246)
Class C	(6,035)
Administrator Class	(1,764)

Net expenses	2,961,957

Net investment income	17,076,939

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	181,564,933
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(64,676,797)

Net realized and unrealized gains (losses) on investments	116,888,136

Net increase in net assets resulting from operations	$133,965,075

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment income		$17,076,939		$22,631,565
Net realized gains on investments		181,564,933		306,741,725
Net change in unrealized gains (losses) on investments		(64,676,797)		(284,064,839)

Net increase in net assets resulting from operations		133,965,075		45,308,451

Distributions to shareholders from net investment and net realized gains
Class A		(189,301,116)		(163,505,563)
Class C		(4,981,676)		(13,933,913)
Administrator Class		(116,506,789)		(171,863,037)

Total distributions to shareholders		(310,789,581)		(349,302,513)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	732,292	32,317,931	1,215,528	63,105,358
Class C	57,399	2,669,398	101,602	5,479,223
Administrator Class	1,814,601	90,665,958	1,223,311	69,577,734

		125,653,287		138,162,315

Reinvestment of distributions
Class A	4,215,720	183,009,568	3,265,381	156,770,222
Class C	89,742	3,933,010	255,848	12,342,496
Administrator Class	2,338,163	103,711,408	2,487,498	121,257,092

		290,653,986		290,369,810

Payment for shares redeemed
Class A	(2,625,376)	(122,456,063)	(1,902,710)	(106,045,189)
Class C	(145,585)	(6,654,277)	(1,013,120)	(51,601,044)
Administrator Class	(5,173,988)	(247,150,828)	(7,480,787)	(408,288,013)

		(376,261,168)		(565,934,246)

Net increase (decrease) in net assets resulting from capital share transactions		40,046,105		(137,402,121)

Total decrease in net assets		(136,778,401)		(441,396,183)

Net assets
Beginning of period		1,156,590,767		1,597,986,950

End of period		$1,019,812,366		$1,156,590,767

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Index Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$49.48	$63.35	$66.85	$62.85	$67.32
Net investment income	0.65	0.82	0.99 [1]	1.05	0.81
Net realized and unrealized gains (losses) on investments	5.82	0.54	7.99	9.09	(0.17)

Total from investment operations	6.47	1.36	8.98	10.14	0.64
Distributions to shareholders from
Net investment income	(0.67)	(0.90)	(1.02)	(1.16)	(1.08)
Net realized gains	(14.01)	(14.33)	(11.46)	(4.98)	(4.03)

Total distributions to shareholders	(14.68)	(15.23)	(12.48)	(6.14)	(5.11)
Net asset value, end of period	$41.27	$49.48	$63.35	$66.85	$62.85
Total return[2]	12.02%	3.32%	13.87%	16.94%	1.24%
Ratios to average net assets (annualized)
Gross expenses[3]	0.67%	0.65%	0.63%	0.62%	0.63%
Net expenses[3]	0.44%	0.45%	0.45%	0.45%	0.48%
Net investment income[3]	1.47%	1.51%	1.49%	1.68%	1.78%
Supplemental data
Portfolio turnover rate[4]	3%	4%	3%	9%	4%
Net assets, end of period (000s omitted)	$660,101	$676,511	$702,866	$684,004	$639,496

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.02	$63.67	$67.11	$63.12	$67.55
Net investment income	0.30	0.46 [1]	0.50 [1]	0.66	0.62 [1]
Net realized and unrealized gains (losses) on investments	5.84	0.52	8.00	9.02	(0.45)

Total from investment operations	6.14	0.98	8.50	9.68	0.17
Distributions to shareholders from
Net investment income	(0.25)	(0.30)	(0.48)	(0.71)	(0.57)
Net realized gains	(14.01)	(14.33)	(11.46)	(4.98)	(4.03)

Total distributions to shareholders	(14.26)	(14.63)	(11.94)	(5.69)	(4.60)
Net asset value, end of period	$41.90	$50.02	$63.67	$67.11	$63.12
Total return[2]	11.17%	2.54%	13.02%	16.07%	0.48%
Ratios to average net assets (annualized)
Gross expenses[3]	1.42%	1.39%	1.38%	1.37%	1.38%
Net expenses[3]	1.20%	1.20%	1.20%	1.20%	1.24%
Net investment income[3]	0.72%	0.77%	0.72%	0.93%	0.99%
Supplemental data
Portfolio turnover rate[4]	3%	4%	3%	9%	4%
Net assets, end of period (000s omitted)	$16,103	$19,146	$66,117	$67,691	$79,858

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Index Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$50.24	$64.04	$67.43	$63.33	$67.80
Net investment income	0.81	1.02 [1]	1.26	1.41	1.31
Net realized and unrealized gains (losses) on investments	5.85	0.48	7.94	8.94	(0.51)

Total from investment operations	6.66	1.50	9.20	10.35	0.80
Distributions to shareholders from
Net investment income	(0.74)	(0.97)	(1.13)	(1.27)	(1.24)
Net realized gains	(14.01)	(14.33)	(11.46)	(4.98)	(4.03)

Total distributions to shareholders	(14.75)	(15.30)	(12.59)	(6.25)	(5.27)
Net asset value, end of period	$42.15	$50.24	$64.04	$67.43	$63.33
Total return	12.25%	3.52%	14.10%	17.18%	1.49%
Ratios to average net assets (annualized)
Gross expenses[2]	0.44%	0.41%	0.40%	0.39%	0.40%
Net expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income[2]	1.67%	1.72%	1.70%	1.88%	1.97%
Supplemental data
Portfolio turnover rate[3]	3%	4%	3%	9%	4%
Net assets, end of period (000s omitted)	$343,609	$460,934	$829,004	$1,151,522	$1,502,276

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.12%
Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Fund  |  17

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Index Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 97% of Wells Fargo Index Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

18  |  Wells Fargo Index Fund

Notes to financial statements

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $141,747,321 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$882,707,171

Gross unrealized losses	(4,712,456)

Net unrealized gains	$877,994,715

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,019,742,036

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class	0.13

Wells Fargo Index Fund  |  19

Notes to financial statements

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class A shares, 1.20% for Class C shares, and 0.25% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $10,847 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $37,183,929 and $290,590,151, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019 were as follows:

	Year ended May 31

	2020	2019

Ordinary income	$19,604,325	$26,860,120

Long-term capital gain	291,185,256	322,442,393

20  |  Wells Fargo Index Fund

Notes to financial statements

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$5,420,766	$101,595,169	$877,994,715

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Fund invested a concentration of its portfolio in the information technology sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Index Fund  |  21

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

22  |  Wells Fargo Index Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 96.50%

Communication Services: 10.59%

Diversified Telecommunication Services: 1.80%
AT&T Incorporated	294,017	$9,073,348
CenturyLink Incorporated	39,492	388,206
Verizon Communications Incorporated	166,460	9,551,475

		19,013,029

Entertainment: 1.94%
Activision Blizzard Incorporated	30,921	2,225,694
Electronic Arts Incorporated †	11,752	1,444,086
Live Nation Entertainment Incorporated †	5,672	278,836
Netflix Incorporated †	17,639	7,403,617
Take-Two Interactive Software Incorporated †	4,555	620,254
The Walt Disney Company	72,544	8,509,411

		20,481,898

Interactive Media & Services: 5.42%
Alphabet Incorporated Class A †	12,060	17,288,251
Alphabet Incorporated Class C †	12,030	17,189,908
Facebook Incorporated Class A †	96,857	21,801,542
Twitter Incorporated †	31,247	967,720

		57,247,421

Media: 1.28%
Charter Communications Incorporated Class A †	6,311	3,433,184
Comcast Corporation Class A	182,721	7,235,752
Discovery Communications Incorporated Class A †	6,365	138,439
Discovery Communications Incorporated Class C †	13,500	264,465
DISH Network Corporation Class A †	10,304	326,122
Fox Corporation Class A	14,269	416,227
Fox Corporation Class B	6,535	188,077
Interpublic Group of Companies Incorporated	15,606	267,019
News Corporation Class A	15,639	191,578
News Corporation Class B	4,901	60,086
Omnicom Group Incorporated	8,763	480,125
ViacomCBS Incorporated Class B	21,750	451,095

		13,452,169

Wireless Telecommunication Services: 0.15%
T-Mobile US Incorporated †	15,322	1,532,813

Consumer Discretionary: 10.16%

Auto Components: 0.10%
Aptiv plc	10,275	774,221
BorgWarner Incorporated	8,311	267,199

		1,041,420

Automobiles: 0.22%
Ford Motor Company	156,730	894,928
General Motors Company	50,606	1,309,683
Harley-Davidson Incorporated	6,210	132,521

		2,337,132

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  23

Portfolio of investments—May 31, 2020

	Shares	Value
Distributors: 0.08%
Genuine Parts Company	5,848	$487,782
LKQ Corporation †	12,335	338,719

		826,501

Diversified Consumer Services: 0.01%
H&R Block Incorporated	7,858	133,586

Hotels, Restaurants & Leisure: 1.56%
Carnival Corporation	18,746	295,062
Chipotle Mexican Grill Incorporated †	1,029	1,033,023
Darden Restaurants Incorporated	5,250	403,515
Domino’s Pizza Incorporated	1,556	600,367
Hilton Worldwide Holdings Incorporated	11,357	900,724
Las Vegas Sands Corporation	13,601	652,032
Marriott International Incorporated Class A	10,922	966,597
McDonald’s Corporation	30,311	5,647,546
MGM Resorts International	20,727	356,090
Norwegian Cruise Line Holdings Limited †	10,027	157,023
Royal Caribbean Cruises Limited	6,919	358,889
Starbucks Corporation	47,534	3,707,177
Wynn Resorts Limited	3,889	323,876
Yum! Brands Incorporated	12,174	1,092,373

		16,494,294

Household Durables: 0.35%
D.R. Horton Incorporated	13,497	746,384
Garmin Limited	5,815	524,339
Leggett & Platt Incorporated	5,297	162,035
Lennar Corporation Class A	11,265	681,082
Mohawk Industries Incorporated †	2,393	223,028
Newell Rubbermaid Incorporated	15,337	201,682
NVR Incorporated †	140	451,025
Pulte Group Incorporated	10,253	348,294
Whirlpool Corporation	2,544	309,910

		3,647,779

Internet & Direct Marketing Retail: 4.31%
Amazon.com Incorporated †	16,762	40,939,006
Booking Holdings Incorporated †	1,685	2,762,423
eBay Incorporated	30,779	1,401,676
Expedia Group Incorporated	5,625	447,075

		45,550,180

Leisure Products: 0.04%
Hasbro Incorporated	5,122	376,518

Multiline Retail: 0.53%
Dollar General Corporation	10,247	1,962,403
Dollar Tree Incorporated †	9,525	932,212
Kohl’s Corporation	6,302	121,124
Nordstrom Incorporated	4,312	69,553
Target Corporation	20,395	2,494,920

		5,580,212

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Specialty Retail: 2.36%
Advance Auto Parts Incorporated	2,788	$388,424
AutoZone Incorporated †	959	1,100,798
Best Buy Company Incorporated	9,166	715,773
CarMax Incorporated †	6,618	582,715
L Brands Incorporated	9,347	151,328
Lowe’s Companies Incorporated	30,850	4,021,298
O’Reilly Automotive Incorporated †	3,045	1,270,496
Ross Stores Incorporated	14,559	1,411,641
The Gap Incorporated	8,564	76,220
The Home Depot Incorporated	43,905	10,909,514
The TJX Companies Incorporated	48,808	2,575,110
Tiffany & Company	4,345	556,725
Tractor Supply Company	4,765	581,425
Ulta Beauty Incorporated †	2,301	561,467

		24,902,934

Textiles, Apparel & Luxury Goods: 0.60%
HanesBrands Incorporated	14,558	143,542
Nike Incorporated Class B	50,151	4,943,886
PVH Corporation	2,984	135,682
Ralph Lauren Corporation	2,002	151,171
Tapestry Incorporated	11,106	151,042
Under Armour Incorporated Class A †	7,575	66,281
Under Armour Incorporated Class C †	7,831	61,552
VF Corporation	13,181	739,454

		6,392,610

Consumer Staples: 6.88%

Beverages: 1.68%
Brown-Forman Corporation Class B	7,333	483,465
Constellation Brands Incorporated Class A	6,742	1,164,343
Molson Coors Brewing Company Class B	7,561	287,016
Monster Beverage Corporation †	15,365	1,104,897
PepsiCo Incorporated	56,124	7,383,112
The Coca-Cola Company	155,201	7,244,783

		17,667,616

Food & Staples Retailing: 1.52%
Costco Wholesale Corporation	17,781	5,484,905
Sysco Corporation	20,536	1,132,766
The Kroger Company	32,279	1,052,941
Walgreens Boots Alliance Incorporated	30,176	1,295,757
Walmart Incorporated	57,096	7,083,330

		16,049,699

Food Products: 1.11%
Archer Daniels Midland Company	22,406	880,780
Campbell Soup Company	6,799	346,613
ConAgra Foods Incorporated	19,587	681,432
General Mills Incorporated	24,326	1,533,511
Hormel Foods Corporation	11,192	546,505
Kellogg Company	10,022	654,537
Lamb Weston Holdings Incorporated	5,879	353,093
McCormick & Company Incorporated	4,974	871,246

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  25

Portfolio of investments—May 31, 2020

	Shares	Value

Food Products (continued)
Mondelez International Incorporated Class A	57,951	$3,020,406
The Hershey Company	5,969	809,874
The J.M. Smucker Company	4,591	523,053
The Kraft Heinz Company	25,067	763,791
Tyson Foods Incorporated Class A	11,881	729,969

		11,714,810

Household Products: 1.69%
Church & Dwight Company Incorporated	9,877	741,466
Colgate-Palmolive Company	34,495	2,495,023
Kimberly-Clark Corporation	13,797	1,951,448
The Clorox Company	5,051	1,041,769
The Procter & Gamble Company	100,373	11,635,238

		17,864,944

Personal Products: 0.17%
Coty Incorporated Class A	11,897	43,186
The Estee Lauder Companies Incorporated Class A	8,957	1,768,739

		1,811,925

Tobacco: 0.71%
Altria Group Incorporated	75,190	2,936,170
Philip Morris International Incorporated	62,622	4,593,950

		7,530,120

Energy: 2.82%

Energy Equipment & Services: 0.21%
Baker Hughes Incorporated	26,156	431,836
Halliburton Company	35,330	415,128
National Oilwell Varco Incorporated	15,529	193,647
Schlumberger Limited	55,720	1,029,148
TechnipFMC plc	16,914	125,164

		2,194,923

Oil, Gas & Consumable Fuels: 2.61%
Apache Corporation	15,135	163,307
Cabot Oil & Gas Corporation	16,418	325,733
Chevron Corporation	76,105	6,978,829
Concho Resources Incorporated	8,091	441,121
ConocoPhillips	44,164	1,862,838
Devon Energy Corporation	15,576	168,377
Diamondback Energy Incorporated	6,486	276,174
EOG Resources Incorporated	23,415	1,193,463
Exxon Mobil Corporation	170,296	7,743,359
Hess Corporation	10,424	494,827
HollyFrontier Corporation	5,976	187,945
Kinder Morgan Incorporated	78,399	1,238,704
Marathon Oil Corporation	32,196	171,927
Marathon Petroleum Corporation	26,134	918,349
Noble Energy Incorporated	19,251	168,061
Occidental Petroleum Corporation	35,955	465,617
ONEOK Incorporated	16,626	610,008
Phillips 66	17,885	1,399,680
Pioneer Natural Resources Company	6,667	610,697

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
The Williams Companies Incorporated	48,783	$996,637
Valero Energy Corporation	16,528	1,101,426

		27,517,079

Financials: 10.07%

Banks: 3.71%
Bank of America Corporation	325,837	7,859,188
Citigroup Incorporated	87,871	4,209,900
Citizens Financial Group Incorporated	17,497	421,678
Comerica Incorporated	5,802	210,903
Fifth Third Bancorp	28,563	553,837
First Republic Bank	6,783	733,717
Huntington Bancshares Incorporated	41,567	369,531
JPMorgan Chase & Company	126,239	12,284,317
KeyCorp	39,643	469,770
M&T Bank Corporation	5,311	561,160
People’s United Financial Incorporated	17,875	204,669
PNC Financial Services Group Incorporated	17,636	2,011,209
Regions Financial Corporation	38,825	439,111
SVB Financial Group †	2,076	445,821
Truist Financial Corporation	53,976	1,985,237
US Bancorp	57,205	2,034,210
Wells Fargo & Company (l)	154,906	4,100,362
Zions Bancorporation	6,861	225,761

		39,120,381

Capital Markets: 2.65%
Ameriprise Financial Incorporated	5,099	714,217
Bank of New York Mellon Corporation	33,777	1,255,491
BlackRock Incorporated	6,136	3,243,735
Cboe Global Markets Incorporated	4,462	475,025
CME Group Incorporated	14,424	2,633,822
E*TRADE Financial Corporation	9,093	414,095
Franklin Resources Incorporated	11,226	211,835
Intercontinental Exchange Incorporated	22,412	2,179,567
Invesco Limited	14,980	119,391
MarketAxess Holdings Incorporated	1,526	776,108
Moody’s Corporation	6,535	1,747,524
Morgan Stanley	46,875	2,071,875
MSCI Incorporated	3,409	1,121,050
Northern Trust Corporation	8,528	673,797
Raymond James Financial Incorporated	4,969	344,252
S&P Global Incorporated	9,837	3,197,222
State Street Corporation	14,635	892,150
T. Rowe Price Group Incorporated	9,405	1,137,065
The Charles Schwab Corporation	46,015	1,652,399
The Goldman Sachs Group Incorporated	12,826	2,520,181
The NASDAQ OMX Group Incorporated	4,618	547,048

		27,927,849

Consumer Finance: 0.46%
American Express Company	27,006	2,567,460
Capital One Financial Corporation	18,745	1,275,410
Discover Financial Services	12,617	599,434
Synchrony Financial	22,716	462,725

		4,905,029

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  27

Portfolio of investments—May 31, 2020

	Shares	Value
Diversified Financial Services: 1.38%
Berkshire Hathaway Incorporated Class B †	78,728	$14,610,342

Insurance: 1.87%
AFLAC Incorporated	29,543	1,077,433
American International Group Incorporated	35,014	1,052,521
Aon plc	9,424	1,856,057
Arthur J. Gallagher & Company	7,507	707,760
Assurant Incorporated	2,441	250,398
Chubb Limited	18,241	2,224,308
Cincinnati Financial Corporation	6,115	360,479
Everest Reinsurance Group Limited	1,641	325,591
Globe Life Incorporated	4,010	308,850
Lincoln National Corporation	7,983	302,795
Loews Corporation	10,296	342,239
Marsh & McLennan Companies Incorporated	20,312	2,151,447
MetLife Incorporated	31,462	1,132,947
Principal Financial Group Incorporated	10,394	401,416
Prudential Financial Incorporated	16,180	986,333
The Allstate Corporation	13,039	1,275,345
The Hartford Financial Services Group Incorporated	14,506	555,435
The Progressive Corporation	23,531	1,827,888
The Travelers Companies Incorporated	10,389	1,111,415
Unum Group	8,302	125,775
W.R. Berkley Corporation	5,840	338,428
Willis Towers Watson plc	5,175	1,050,008

		19,764,868

Health Care: 14.70%

Biotechnology: 2.42%
AbbVie Incorporated	70,963	6,576,141
Alexion Pharmaceuticals Incorporated †	8,907	1,067,949
Amgen Incorporated	23,915	5,493,276
Biogen Idec Incorporated †	7,263	2,230,395
Gilead Sciences Incorporated	50,920	3,963,104
Incyte Corporation †	7,196	733,344
Regeneron Pharmaceuticals Incorporated †	4,060	2,488,009
Vertex Pharmaceuticals Incorporated †	10,350	2,980,386

		25,532,604

Health Care Equipment & Supplies: 3.77%
Abbott Laboratories	71,135	6,752,134
ABIOMED Incorporated †	1,817	406,826
Align Technology Incorporated †	2,887	709,105
Baxter International Incorporated	20,549	1,849,615
Becton Dickinson & Company	11,868	2,930,565
Boston Scientific Corporation †	56,100	2,131,239
Danaher Corporation	25,326	4,219,565
Dentsply Sirona Incorporated	8,952	416,447
DexCom Incorporated †	3,670	1,388,398
Edwards Lifesciences Corporation †	8,395	1,886,524
Hologic Incorporated †	10,792	571,976
IDEXX Laboratories Incorporated †	3,453	1,066,563
Intuitive Surgical Incorporated †	4,652	2,698,300
Medtronic plc	53,948	5,318,194
ResMed Incorporated	5,787	930,665

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value

Health Care Equipment & Supplies (continued)
STERIS plc	3,412	$566,017
Stryker Corporation	12,959	2,536,465
Teleflex Incorporated	1,863	676,008
The Cooper Companies Incorporated	1,995	632,375
Varian Medical Systems Incorporated †	3,659	444,166
West Pharmaceutical Services Incorporated	2,978	643,367
Zimmer Biomet Holdings Incorporated	8,279	1,045,969

		39,820,483

Health Care Providers & Services: 2.89%
AmerisourceBergen Corporation	6,050	576,807
Anthem Incorporated	10,206	3,001,687
Cardinal Health Incorporated	11,772	643,811
Centene Corporation †	23,498	1,556,743
Cigna Corporation	15,030	2,965,720
CVS Health Corporation	52,362	3,433,376
DaVita HealthCare Partners Incorporated †	3,609	292,185
HCA Healthcare Incorporated	10,648	1,138,271
Henry Schein Incorporated †	5,906	358,612
Humana Incorporated	5,330	2,188,765
Laboratory Corporation of America Holdings †	3,908	685,151
McKesson Corporation	6,500	1,031,355
Quest Diagnostics Incorporated	5,421	641,196
UnitedHealth Group Incorporated	38,132	11,624,540
Universal Health Services Incorporated Class B	3,233	340,920

		30,479,139

Health Care Technology: 0.09%
Cerner Corporation	12,642	921,602

Life Sciences Tools & Services: 1.11%
Agilent Technologies Incorporated	12,456	1,097,872
Illumina Incorporated †	5,917	2,148,167
IQVIA Holdings Incorporated †	7,263	1,085,964
Mettler-Toledo International Incorporated †	980	779,100
PerkinElmer Incorporated	4,472	449,302
Thermo Fisher Scientific Incorporated	16,139	5,635,577
Waters Corporation †	2,593	518,211

		11,714,193

Pharmaceuticals: 4.42%
Bristol-Myers Squibb Company	94,350	5,634,582
Eli Lilly & Company	34,007	5,201,371
Johnson & Johnson	105,929	15,756,939
Merck & Company Incorporated	102,472	8,271,540
Mylan NV †	20,774	354,612
Perrigo Company plc	5,478	300,030
Pfizer Incorporated	222,741	8,506,479
Zoetis Incorporated	19,170	2,672,106

		46,697,659

Industrials: 7.68%

Aerospace & Defense: 1.68%
General Dynamics Corporation	9,432	1,384,901
Howmet Aerospace Incorporated	15,591	203,930

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  29

Portfolio of investments—May 31, 2020

	Shares	Value

Aerospace & Defense (continued)
Huntington Ingalls Industries Incorporated	1,646	$329,019
L3Harris Technologies Incorporated	8,898	1,774,706
Lockheed Martin Corporation	9,991	3,880,904
Northrop Grumman Corporation	6,308	2,114,442
Raytheon Technologies Corporation	59,081	3,811,906
Textron Incorporated	9,187	284,521
The Boeing Company	21,519	3,138,546
TransDigm Group Incorporated	2,004	851,339

		17,774,214

Air Freight & Logistics: 0.48%
C.H. Robinson Worldwide Incorporated	5,444	441,672
Expeditors International of Washington Incorporated	6,854	523,440
FedEx Corporation	9,661	1,261,340
United Parcel Service Incorporated Class B	28,204	2,812,221

		5,038,673

Airlines: 0.18%
Alaska Air Group Incorporated	4,958	169,514
American Airlines Group Incorporated	15,692	164,766
Delta Air Lines Incorporated	23,167	584,040
Southwest Airlines Company	21,202	680,584
United Airlines Holdings Incorporated †	10,032	281,297

		1,880,201

Building Products: 0.38%
A.O. Smith Corporation	5,516	262,010
Allegion plc	3,740	372,878
Carrier Global Corporation †	32,654	668,427
Fortune Brands Home & Security Incorporated	5,601	341,437
Johnson Controls International plc	31,049	975,249
Masco Corporation	11,435	533,443
Trane Technologies plc	9,643	869,895

		4,023,339

Commercial Services & Supplies: 0.40%
Cintas Corporation	3,374	836,617
Copart Incorporated †	8,233	735,948
Republic Services Incorporated	8,478	724,530
Rollins Incorporated	5,667	236,881
Waste Management Incorporated	15,709	1,676,936

		4,210,912

Construction & Engineering: 0.06%
Jacobs Engineering Group Incorporated	5,454	458,245
Quanta Services Incorporated	5,727	211,498

		669,743

Electrical Equipment: 0.45%
AMETEK Incorporated	9,201	843,824
Eaton Corporation plc	16,639	1,412,651
Emerson Electric Company	24,518	1,496,088
Rockwell Automation Incorporated	4,651	1,005,360

		4,757,923

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Industrial Conglomerates: 1.11%
3M Company	23,145	$3,620,804
General Electric Company	351,514	2,309,447
Honeywell International Incorporated	28,759	4,194,500
Roper Technologies Incorporated	4,188	1,649,234

		11,773,985

Machinery: 1.43%
Caterpillar Incorporated	22,244	2,672,172
Cummins Incorporated	6,166	1,045,754
Deere & Company	12,673	1,927,817
Dover Corporation	5,847	568,621
Flowserve Corporation	5,267	137,469
Fortive Corporation	11,894	725,296
IDEX Corporation	3,061	487,832
Illinois Tool Works Incorporated	11,772	2,030,199
Ingersoll Rand Incorporated †	13,928	392,770
Otis Worldwide Corporation	16,327	859,617
PACCAR Incorporated	13,921	1,028,205
Parker-Hannifin Corporation	5,171	930,625
Pentair plc	6,766	264,821
Snap-on Incorporated	2,207	286,226
Stanley Black & Decker Incorporated	6,118	767,503
Wabtec Corporation	7,329	447,582
Xylem Incorporated	7,248	480,832

		15,053,341

Professional Services: 0.33%
Equifax Incorporated	4,873	748,298
IHS Markit Limited	16,139	1,121,015
Nielsen Holdings plc	14,321	198,919
Robert Half International Incorporated	4,732	240,102
Verisk Analytics Incorporated	6,596	1,138,997

		3,447,331

Road & Rail: 1.00%
CSX Corporation	31,299	2,240,382
J.B. Hunt Transport Services Incorporated	3,432	410,707
Kansas City Southern	3,989	600,424
Norfolk Southern Corporation	10,495	1,871,154
Old Dominion Freight Line Incorporated	3,855	659,552
Union Pacific Corporation	27,941	4,746,058

		10,528,277

Trading Companies & Distributors: 0.18%
Fastenal Company	23,084	952,446
United Rentals Incorporated †	3,025	420,142
W.W. Grainger Incorporated	1,756	543,693

		1,916,281

Information Technology: 25.29%

Communications Equipment: 0.98%
Arista Networks Incorporated †	2,183	509,643
Cisco Systems Incorporated	170,745	8,165,026
F5 Networks Incorporated †	2,447	354,619

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  31

Portfolio of investments—May 31, 2020

	Shares	Value

Communications Equipment (continued)
Juniper Networks Incorporated	13,472	$326,831
Motorola Solutions Incorporated	6,896	933,236

		10,289,355

Electronic Equipment, Instruments & Components: 0.52%
Amphenol Corporation Class A	11,933	1,152,250
CDW Corporation of Delaware	5,783	641,393
Corning Incorporated	30,956	705,487
FLIR Systems Incorporated	5,399	249,434
IPG Photonics Corporation †	1,431	222,377
Keysight Technologies Incorporated †	7,550	816,382
TE Connectivity Limited	13,462	1,093,788
Zebra Technologies Corporation Class A †	2,170	567,064

		5,448,175

IT Services: 5.59%
Accenture plc Class A	25,560	5,153,407
Akamai Technologies Incorporated †	6,504	688,123
Alliance Data Systems Corporation	1,650	76,445
Automatic Data Processing Incorporated	17,416	2,551,270
Broadridge Financial Solutions Incorporated	4,614	558,755
Cognizant Technology Solutions Corporation Class A	22,039	1,168,067
DXC Technology Company	10,304	146,420
Fidelity National Information Services Incorporated	24,737	3,434,238
Fiserv Incorporated †	22,986	2,454,215
FleetCor Technologies Incorporated †	3,493	851,558
Gartner Incorporated †	3,600	438,120
Global Payments Incorporated	12,097	2,171,291
International Business Machines Corporation	35,646	4,452,185
Jack Henry & Associates Incorporated	3,097	560,123
Leidos Holdings Incorporated	5,356	563,933
MasterCard Incorporated Class A	35,730	10,750,800
Paychex Incorporated	12,822	926,774
PayPal Holdings Incorporated †	47,260	7,325,773
VeriSign Incorporated †	4,158	910,644
Visa Incorporated Class A	68,899	13,451,841
Western Union Company	16,874	337,817

		58,971,799

Semiconductors & Semiconductor Equipment: 4.06%
Advanced Micro Devices Incorporated †	47,077	2,532,743
Analog Devices Incorporated	14,824	1,674,371
Applied Materials Incorporated	37,180	2,088,772
Intel Corporation	175,082	11,017,910
KLA-Tencor Corporation	6,351	1,117,522
Lam Research Corporation	5,839	1,597,959
Maxim Integrated Products Incorporated	10,892	628,251
Microchip Technology Incorporated	9,619	923,616
Micron Technology Incorporated †	44,557	2,134,726
NVIDIA Corporation	24,632	8,744,853
Qorvo Incorporated †	4,676	489,764
QUALCOMM Incorporated	45,958	3,717,083
Skyworks Solutions Incorporated	6,857	812,829
Texas Instruments Incorporated	37,623	4,467,355
Xilinx Incorporated	10,121	930,626

		42,878,380

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Software: 8.80%
Adobe Incorporated †	19,484	$7,532,514
ANSYS Incorporated †	3,445	974,935
Autodesk Incorporated †	8,856	1,863,125
Broadcom Incorporated	15,965	4,650,126
Cadence Design Systems Incorporated †	11,293	1,030,938
Citrix Systems Incorporated	4,629	685,647
Fortinet Incorporated †	5,714	795,389
Intuit Incorporated	10,477	3,041,683
Microsoft Corporation	307,049	56,266,729
NortonLifeLock Incorporated	23,078	525,717
Oracle Corporation	87,197	4,688,583
Paycom Software Incorporated †	1,974	586,732
Salesforce.com Incorporated †	35,701	6,240,178
ServiceNow Incorporated †	7,591	2,944,777
Synopsys Incorporated †	6,051	1,094,686

		92,921,759

Technology Hardware, Storage & Peripherals: 5.34%
Apple Incorporated	168,105	53,447,304
Hewlett Packard Enterprise Company	52,082	505,716
HP Incorporated	59,645	903,025
NetApp Incorporated	9,186	409,144
Seagate Technology plc	9,305	493,537
Western Digital Corporation	11,970	531,109
Xerox Holdings Corporation	7,483	118,830

		56,408,665

Materials: 2.45%

Chemicals: 1.75%
Air Products & Chemicals Incorporated	8,872	2,143,919
Albemarle Corporation	4,268	326,587
Celanese Corporation Series A	4,865	437,412
CF Industries Holdings Incorporated	8,751	257,017
Corteva Incorporated	30,122	822,632
Dow Incorporated	29,844	1,151,978
DuPont de Nemours Incorporated	29,816	1,512,566
Eastman Chemical Company	5,473	372,602
Ecolab Incorporated	10,093	2,145,570
FMC Corporation	5,217	513,405
International Flavors & Fragrances Incorporated	4,298	572,451
Linde plc	21,621	4,374,793
LyondellBasell Industries NV Class A	10,333	658,832
PPG Industries Incorporated	9,517	967,593
The Mosaic Company	14,073	170,143
The Sherwin-Williams Company	3,307	1,963,862

		18,391,362

Construction Materials: 0.10%
Martin Marietta Materials Incorporated	2,516	483,298
Vulcan Materials Company	5,327	577,021

		1,060,319

Containers & Packaging: 0.32%
Amcor plc	65,209	665,784
Avery Dennison Corporation	3,361	371,962

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  33

Portfolio of investments—May 31, 2020

	Shares	Value

Containers & Packaging (continued)
Ball Corporation	13,167	$938,280
International Paper Company	15,782	537,377
Packaging Corporation of America	3,810	386,372
Sealed Air Corporation	6,219	199,630
WestRock Company	10,380	291,263

		3,390,668

Metals & Mining: 0.28%
Freeport-McMoRan Incorporated	58,397	529,661
Newmont Goldcorp Corporation	32,997	1,929,335
Nucor Corporation	12,204	515,741

		2,974,737

Real Estate: 2.74%

Equity REITs: 2.68%
Alexandria Real Estate Equities Incorporated	4,934	758,454
American Tower Corporation	17,828	4,602,655
Apartment Investment & Management Company Class A	5,992	220,925
AvalonBay Communities Incorporated	5,621	876,932
Boston Properties Incorporated	5,788	497,652
Crown Castle International Corporation	16,734	2,880,925
Digital Realty Trust Incorporated	10,580	1,518,865
Duke Realty Corporation	14,794	510,097
Equinix Incorporated	3,549	2,475,889
Equity Residential Company Limited	14,050	850,868
Essex Property Trust Incorporated	2,660	645,768
Extra Space Storage Incorporated	5,213	504,358
Federal Realty Investment Trust	2,827	225,906
Healthpeak Properties Incorporated	19,921	490,853
Host Hotels & Resorts Incorporated	28,865	344,648
Iron Mountain Incorporated	11,557	297,708
Kimco Realty Corporation	16,994	188,803
Mid-America Apartment Communities Incorporated	4,591	534,209
Prologis Incorporated	29,713	2,718,740
Public Storage Incorporated	6,046	1,225,766
Realty Income Corporation	13,793	762,891
Regency Centers Corporation	6,744	288,576
SBA Communications Corporation	4,532	1,423,637
Simon Property Group Incorporated	12,351	712,653
SL Green Realty Corporation	3,281	138,196
UDR Incorporated	11,795	436,179
Ventas Incorporated	15,002	524,320
Vornado Realty Trust	6,376	230,875
Welltower Incorporated	16,331	827,492
Weyerhaeuser Company	29,991	605,518

		28,320,358

Real Estate Management & Development: 0.06%
CBRE Group Incorporated Class A †	13,473	592,543

Utilities: 3.12%

Electric Utilities: 1.97%
Alliant Energy Corporation	9,674	477,509
American Electric Power Company Incorporated	19,881	1,694,855
Duke Energy Corporation	29,343	2,512,641
Edison International	14,433	838,702

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Index Portfolio

Portfolio of investments—May 31, 2020

			Shares	Value

Electric Utilities (continued)
Entergy Corporation			8,014	$815,985
Evergy Incorporated			9,173	565,882
Eversource Energy			13,031	1,090,695
Exelon Corporation			39,126	1,498,917
FirstEnergy Corporation			21,747	919,028
NextEra Energy Incorporated			19,673	5,027,632
NRG Energy Incorporated			10,126	365,042
Pinnacle West Capital Corporation			4,524	352,420
PPL Corporation			30,903	863,430
The Southern Company			42,210	2,408,925
Xcel Energy Incorporated			21,106	1,372,523

				20,804,186

Gas Utilities: 0.05%
Atmos Energy Corporation			4,803	493,652

Independent Power & Renewable Electricity Producers: 0.03%
AES Corporation			26,721	333,745

Multi-Utilities: 0.98%
Ameren Corporation			9,902	739,976
CenterPoint Energy Incorporated			20,215	359,423
CMS Energy Corporation			11,424	669,218
Consolidated Edison Incorporated			13,380	1,004,303
Dominion Energy Incorporated			33,128	2,816,211
DTE Energy Company			7,732	831,731
NiSource Incorporated			15,035	358,284
Public Service Enterprise Group Incorporated			20,355	1,038,919
Sempra Energy			11,346	1,433,113
WEC Energy Group Incorporated			12,696	1,164,604

				10,415,782

Water Utilities: 0.09%
American Water Works Company Incorporated			7,276	924,052

Total Common Stocks (Cost $304,391,843)				1,018,549,518

	Yield
Short-Term Investments: 3.23%

Investment Companies: 2.86%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%		30,205,942	30,205,942

		Maturity date	Principal
U.S. Treasury Securities: 0.37%
U.S. Treasury Bill (z)#	0.10	9-10-2020	$2,268,000	2,267,364
U.S. Treasury Bill (z)#	(0.08)	9-17-2020	600,000	599,703
U.S. Treasury Bill (z)#	0.11	10-1-2020	1,000,000	999,627

				3,866,694

Total Short-Term Investments (Cost $34,073,084)				34,072,636

Total investments in securities (Cost $338,464,927)	99.73%	1,052,622,154

Other assets and liabilities, net	0.27	2,883,114

Total net assets	100.00%	$1,055,505,268

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  35

Portfolio of investments—May 31, 2020

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	243	6-19-2020	$36,294,629	$36,960,300	$665,671	$0

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Common Stocks
Financials
Banks
Wells Fargo & Company	208,199	0	(53,293)	154,906	$1,050,317	$(3,726,054)	$362,425		$4,100,362	0.39%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	3,129,501	26,661,691	(29,791,192)	0	403	(149)	24,296	#	0
Wells Fargo Government Money Market Fund Select Class	24,217,403	305,422,280	(299,433,741)	30,205,942	0	0	339,363		30,205,942
									30,205,942	2.86%

					$1,050,720	$(3,726,203)	$726,084		$34,306,304	3.25%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Index Portfolio

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $304,763,149)	$1,018,315,850
Investments in affiliated securities, at value (cost $33,701,778)	34,306,304
Cash	1,435,347
Receivable for dividends	1,857,733
Receivable for daily variation margin on open futures contracts	40,407
Prepaid expenses and other assets	150,671

Total assets	1,056,106,312

Liabilities
Payable for investments purchased	488,590
Advisory fee payable	85,369
Trustees’ fees and expenses payable	874
Accrued expenses and other liabilities	26,211

Total liabilities	601,044

Total net assets	$1,055,505,268

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  37

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $720,213)	$21,332,539
Income from affiliated securities	706,190
Interest	30,366

Total investment income	22,069,095

Expenses
Advisory fee	1,110,898
Custody and accounting fees	105,914
Professional fees	60,391
Shareholder report expenses	7,083
Trustees’ fees and expenses	20,147
Other fees and expenses	45,958

Net expenses	1,350,391

Net investment income	20,718,704

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	187,873,929
Affiliated securities	1,050,720
Futures contracts	(1,706,067)

Net realized gains on investments	187,218,582

Net change in unrealized gains (losses) on
Unaffiliated securities	(65,011,989)
Affiliated securities	(3,726,203)
Futures contracts	2,198,926

Net change in unrealized gains (losses) on investments	(66,539,266)

Net realized and unrealized gains (losses) on investments	120,679,316

Net increase in net assets resulting from operations	$141,398,020

The accompanying notes are an integral part of these financial statements.

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Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$20,718,704	$27,311,387
Net realized gains on investments	187,218,582	316,337,562
Net change in unrealized gains (losses) on investments	(66,539,266)	(292,921,380)

Net increase in net assets resulting from operations	141,398,020	50,727,569

Capital transactions
Transactions in investors’ beneficial interests
Contributions	47,457,547	3,884,910
Withdrawals	(328,736,831)	(513,193,862)

Net decrease in net assets resulting from capital transactions	(281,279,284)	(509,308,952)

Total decrease in net assets	(139,881,264)	(458,581,383)

Net assets
Beginning of period	1,195,386,532	1,653,967,915

End of period	$1,055,505,268	$1,195,386,532

The accompanying notes are an integral part of these financial statements.

Wells Fargo Index Portfolio  |  39

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	12.74%	3.67%	14.27%	17.36%	1.62%
Ratios to average net assets (annualized)
Gross expenses	0.12%	0.11%	0.10%	0.10%	0.11%
Net expenses	0.12%	0.11%	0.10%	0.10%	0.10%
Net investment income	1.80%	1.86%	1.84%	2.03%	2.12%
Supplemental data
Portfolio turnover rate	3%	4%	3%	9%	4%

The accompanying notes are an integral part of these financial statements.

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Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in

Wells Fargo Index Portfolio  |  41

Notes to financial statements

order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $358,423,878 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$731,102,270

Gross unrealized losses	(36,238,323)

Net unrealized gains	$694,863,947

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

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Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$111,727,330	$0	$0	$111,727,330

Consumer discretionary	107,283,166	0	0	107,283,166

Consumer staples	72,639,114	0	0	72,639,114

Energy	29,712,002	0	0	29,712,002

Financials	106,328,469	0	0	106,328,469

Health care	155,165,680	0	0	155,165,680

Industrials	81,074,220	0	0	81,074,220

Information technology	266,918,133	0	0	266,918,133

Materials	25,817,086	0	0	25,817,086

Real estate	28,912,901	0	0	28,912,901

Utilities	32,971,417	0	0	32,971,417

Short-term investments

Investment companies	30,205,942	0	0	30,205,942

U.S. Treasury securities	3,866,694	0	0	3,866,694

	1,052,622,154	0	0	1,052,622,154

Futures contracts	665,671	0	0	665,671

Total assets	$1,053,287,825	$0	$0	$1,053,287,825

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.100%

Next $500 million	0.100

Next $2 billion	0.075

Next $2 billion	0.075

Over $5 billion	0.050

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.10% of the Portfolio’s average daily net assets.

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Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $38,488,002 and $300,781,398, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2020, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $26,944,619 in long futures contracts during the year ended May 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Portfolio invested a concentration of its portfolio in the information technology sector. A portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

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Notes to financial statements

10. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Index Portfolio  |  45

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

46  |  Wells Fargo Index Portfolio

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $291,185,256 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $19,604,325 of income dividends paid during the fiscal year ended May 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2020, $366,116 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2020, $498,152 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Index Fund  |  47

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Index Fund  |  49

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Fund and Wells Fargo Index Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Index Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management

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Other information (unaudited)

and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for all periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the S&P 500 Index, for all periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the S&P 500 Index, for all periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

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Other information (unaudited)

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for Administrator Class, and higher than the sum of these average rates for the Gateway Fund’s expense Groups for Class A.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was equal to the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

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Other information (unaudited)

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

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Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

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Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

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Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00317 07-20

A283/AR283 05-20

Annual Report

May 31, 2020

Wells Fargo

Small Company Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Small Company Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Growth Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Company Growth Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Small Company Growth Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Small Company Growth Fund

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Performance highlights (unaudited)

The Fund is currently closed to most new investors.1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio2

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®‡

Daniel J. Hagen, CFA®‡

Paul E. von Kuster, CFA®‡

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]

Class A (WFSAX)	1-30-2004	-2.26	3.42	11.37	3.70	4.66	12.03	1.32	1.29

Class C (WSMCX)	1-30-2004	1.92	3.87	11.20	2.92	3.87	11.20	2.07	2.04

Class R6 (WSCRX)[5]	10-31-2014	–	–	–	4.12	5.11	12.55	0.89	0.86

Administrator Class (NVSCX)	11-11-1994	–	–	–	3.80	4.79	12.24	1.24	1.19

Institutional Class (WSCGX)	3-31-2008	–	–	–	4.07	5.05	12.51	0.99	0.94

Russell 2000® Growth Index[6]	–	–	–	–	7.32	6.34	11.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Small Company Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Please see the Fund’s current Statement of Additional Information for further details.

[2]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[3]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

Effective June 1, 2020, the manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.29% for Class A, 2.04% for Class C, 0.86% for Class R6, 1.19% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[6]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Amounts represent the sector allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security is no longer held at the end of the period.

Wells Fargo Small Company Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2020.

∎	Stock selection within consumer discretionary and financials were the largest detractors to performance in the period.

∎	Stock selection in real estate and information technology (IT) were the largest contributors to performance in the period.

Market was dominated by volatility and uncertainty.

Heightened volatility and macroeconomic uncertainty can best describe the market environment throughout the Fund’s most recent fiscal year that ended May 31, 2020. Through the first eight months of the period, markets remained remarkably resilient, generating solid returns as multiple interest rate cuts by the U.S. Federal Reserve (Fed) and improving trade war headlines caused investor fears of a pending recession to fade. However, that narrative changed abruptly in February as the coronavirus pandemic caused unprecedented spikes in market volatility. Worldwide efforts to contain the spread of infection caused significant damage to the global economy as many businesses were forced to close indefinitely, resulting in a significant elevation in near-term unemployment rates. This widespread uncertainty led to a sharp sell-off in equity markets with the Russell 2000® Growth Index declining by 26% in February and March. Equity markets are forward looking and the impact of extensive Fed stimulus, the gradual reopening of the economy, and the relaxation of the restrictions imposed on our daily lives enabled markets to recoup much of their pandemic-related losses, leading to positive overall returns for the Fund’s fiscal year.

Ten largest holdings (%) as of May 31, 2020[8]

Ciena Corporation	1.91

RealPage Incorporated	1.84

LiveRamp Holdings Incorporated	1.69

SS&C Technologies Holdings Incorporated	1.67

ICON plc ADR	1.65

Syneos Health Incorporated	1.64

PTC Incorporated	1.58

Black Knight Incorporated	1.57

ASGN Incorporated	1.48

Palomar Holdings Incorporated	1.44

Returns within the market at certain points throughout the year exhibited significant narrowness toward areas of perceived safety from trade war and coronavirus-related uncertainties. These preferences, focused on momentum and low volatility with little valuation regard, drove levels of market extremes, which surpassed most periods in market history. The Fund remained consistent to its long-term discipline of investing in rapidly growing companies purchased at attractive valuations throughout the fiscal year. Through many past market cycles, we have adhered to these disciplines in spite of many brief periods of strong market headwinds similar to what has been seen recently. We believe this strict adherence to our long-standing investment philosophy will ultimately drive strong future performance.

Real estate and IT contributed while consumer discretionary detracted.

Consumer discretionary was the largest detractor from performance for the fiscal year with much of the negative performance impact caused by the current coronavirus pandemic. Pervasive store closures and reduced consumer foot traffic related to the pandemic was a significant headwind to apparel retailers G-III Apparel Group and The Children’s Place, and we exited both stocks. Casino operator Eldorado Resorts was also weak in the period as the company was forced to temporarily shutter its casino properties while the longer-term uncertainty surrounding gaming trends caused by the pandemic called into question the company’s ability to complete its pending transformative acquisition of Caesars Entertainment, and we sold our position in Eldorado Resorts. The financials sector also detracted from fund performance in the period. Weakness was driven by our overweight position in the underperforming sector as well as weakness in private mortgage insurer Essent Group and commercial property and casualty insurer Argo Group International.

Please see footnotes on page 7.

8  |  Wells Fargo Small Company Growth Fund

Performance highlights (unaudited)

Sector allocation as of May 31, 2020[9]

Real estate and IT were the top-contributing sectors for the fiscal year. Positive performance in real estate was driven by QTS Realty Trust Incorporated. QTS is a data center real estate investment trust that benefited from strong new lease activity and lower customer churn as customers increasingly looked to shift their software needs to cloud-based applications. Within IT, strength was primarily driven by stock selection in communication services and semiconductors. Optical component companies Ciena and Lumentum Holdings benefited from the continued buildout of data center and carrier networks to support the significant ongoing growth in data traffic. The contribution from semiconductors was broad based with strength in Teradyne, FormFactor, Cypress Semiconductor*, and Cabot Microelectronics.

Our team has employed the same bottom-up style for more than 40 years and we have endured similar periods of extreme market volatility, none of which have proved to be anything more than transient. Our investment philosophy centers on identifying small, rapidly growing companies with underappreciated opportunities relative to their valuations. However, during the Fund’s fiscal year, valuations mattered little as a significant increase in recessionary fears caused investors to crowd into low volatility and high-momentum stocks regardless of valuation excesses. These stocks were afforded significant valuation premiums as they were widely viewed as defensive, with secular growth opportunities able to overwhelm macro level concerns. This persistent lack of valuation sensitivity in the market, while not sustainable, created a significant headwind to our valuation sensitive style during the period. We firmly believe valuations will once again matter, providing a more conducive environment for our valuation sensitive philosophy with the potential to drive strong future outperformance for the Fund.

Please see footnotes on page 7.

Wells Fargo Small Company Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$928.22	$6.37	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.39	$6.67	1.32%

Class C

Actual	$1,000.00	$924.71	$9.98	2.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.45	2.07%

Class R6

Actual	$1,000.00	$929.94	$4.32	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.52	0.90%

Administrator Class

Actual	$1,000.00	$928.64	$5.79	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%

Institutional Class

Actual	$1,000.00	$929.88	$4.58	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Small Company Growth Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 100.10%

Affiliated Master Portfolio: 100.10%
Wells Fargo Small Company Growth Portfolio	$1,358,835,185

Total Investment Companies (Cost $1,071,495,346)	1,358,835,185

Total investments in securities (Cost $1,071,495,346)	100.10%	1,358,835,185

Other assets and liabilities, net	(0.10)	(1,416,903)

Total net assets	100.00%	$1,357,418,282

Investments in Affiliates

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	98%	98%	$107,501,645	$(28,564,804)	$9,018,933	$1,162,518	$1,358,835,185	100.10%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $1,071,495,346)	$1,358,835,185
Receivable for Fund shares sold	1,419,764
Prepaid expenses and other assets	23,511

Total assets	1,360,278,460

Liabilities
Payable for Fund shares redeemed	2,418,664
Management fee payable	7,391
Administration fees payable	106,962
Distribution fee payable	5,604
Trustees’ fees and expenses payable	786
Accrued expenses and other liabilities	320,771

Total liabilities	2,860,178

Total net assets	$1,357,418,282

Net assets consist of
Paid-in capital	$1,043,293,077
Total distributable earnings	314,125,205

Total net assets	$1,357,418,282

Computation of net asset value and offering price per share
Net assets – Class A	$36,533,966
Shares outstanding – Class A1	783,692
Net asset value per share – Class A	$46.62
Maximum offering price per share – Class A2	$49.46
Net assets – Class C	$9,335,768
Shares outstanding – Class C1	234,353
Net asset value per share – Class C	$39.84
Net assets – Class R6	$462,050,192
Shares outstanding – Class R6[1]	9,123,693
Net asset value per share – Class R6	$50.64
Net assets – Administrator Class	$55,917,121
Shares outstanding – Administrator Class[1]	1,144,162
Net asset value per share – Administrator Class	$48.87
Net assets – Institutional Class	$793,581,235
Shares outstanding – Institutional Class[1]	15,724,433
Net asset value per share – Institutional Class	$50.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Company Growth Fund

Statement of operations—year ended May 31, 2020

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $93,561)	$9,018,933
Affiliated income allocated from affiliated Master Portfolio	1,162,518
Expenses allocated from affiliated Master Portfolio	(12,701,824)

Total investment income	(2,520,373)

Expenses
Management fee	810,230
Administration fees
Class A	105,320
Class C	24,959
Class R6	158,756
Administrator Class	95,924
Institutional Class	1,242,083
Shareholder servicing fees
Class A	125,293
Class C	29,712
Administrator Class	184,470
Distribution fee
Class C	89,088
Custody and accounting fees	66,019
Professional fees	32,906
Registration fees	154,343
Shareholder report expenses	171,222
Trustees’ fees and expenses	21,592
Other fees and expenses	62,828

Total expenses	3,374,745
Less: Fee waivers and/or expense reimbursements
Fund-level	(57,072)
Class A	(399)
Class C	(9)
Administrator Class	(30,583)
Institutional Class	(397,607)

Net expenses	2,889,075

Net investment loss	(5,409,448)

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	107,501,645
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(28,564,804)

Net realized and unrealized gains (losses) on investments	78,936,841

Net increase in net assets resulting from operations	$73,527,393

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment loss		$(5,409,448)		$(5,505,054)
Net realized gains on investments		107,501,645		211,071,257
Net change in unrealized gains (losses) on investments		(28,564,804)		(317,347,617)

Net increase (decrease) in net assets resulting from operations		73,527,393		(111,781,414)

Distributions to shareholders from net realized income and net realized gains
Class A		(4,577,702)		(4,812,269)
Class C		(1,219,067)		(1,472,490)
Class R6		(43,043,975)		(43,353,220)
Administrator Class		(6,401,809)		(7,628,191)
Institutional Class		(80,415,302)		(79,166,580)

Total distributions to shareholders		(135,657,855)		(136,432,750)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	188,284	8,973,220	438,493	23,606,902
Class C	5,111	206,315	11,566	528,806
Class R6	1,859,972	92,450,593	3,125,212	184,297,448
Administrator Class	170,705	8,517,203	504,790	28,496,503
Institutional Class	4,127,985	204,967,976	5,840,084	335,266,742

		315,115,307		572,196,401

Reinvestment of distributions
Class A	79,105	3,985,289	92,633	4,427,868
Class C	24,921	1,076,603	31,746	1,328,867
Class R6	698,418	38,147,601	735,766	37,730,057
Administrator Class	121,124	6,394,121	152,980	7,624,565
Institutional Class	1,085,956	59,130,286	1,201,482	61,455,772

		108,733,900		112,567,129

Payment for shares redeemed
Class A	(793,982)	(38,317,325)	(563,233)	(31,063,522)
Class C	(122,441)	(5,026,553)	(113,094)	(5,236,576)
Class R6	(4,156,884)	(211,307,944)	(3,393,805)	(197,814,217)
Administrator Class	(866,918)	(42,999,639)	(882,997)	(49,514,482)
Institutional Class	(9,445,990)	(485,047,988)	(6,511,614)	(373,073,185)

		(782,699,449)		(656,701,982)

Net increase (decrease) in net assets resulting from capital share transactions		(358,850,242)		28,061,548

Total decrease in net assets		(420,980,704)		(220,152,616)

Net assets
Beginning of period		1,778,398,986		1,998,551,602

End of period		$1,357,418,282		$1,778,398,986

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$48.98	$56.66	$44.26	$37.69	$44.23
Net investment loss	(0.34)[1]	(0.36)	(0.35)[1]	(0.28)[1]	(0.22)[1]
Net realized and unrealized gains (losses) on investments	2.49	(3.22)	12.75	6.85	(6.05)

Total from investment operations	2.15	(3.58)	12.40	6.57	(6.27)
Distributions to shareholders from
Net realized gains	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$46.62	$48.98	$56.66	$44.26	$37.69
Total return[2]	3.70%	(6.13)%	28.02%	17.43%	(14.20)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.32%	1.31%	1.32%	1.33%	1.34%
Net expenses[3]	1.32%	1.31%	1.32%	1.33%	1.34%
Net investment loss[3]	(0.69)%	(0.63)%	(0.71)%	(0.68)%	(0.57)%
Supplemental data
Portfolio turnover rate[4]	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$36,534	$64,182	$76,065	$76,087	$128,675

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$42.75	$50.38	$39.65	$34.02	$40.25
Net investment loss	(0.61)[1]	(0.66)[1]	(0.64)[1]	(0.54)[1]	(0.46)[1]
Net realized and unrealized gains (losses) on investments	2.21	(2.87)	11.37	6.17	(5.50)

Total from investment operations	1.60	(3.53)	10.73	5.63	(5.96)
Distributions to shareholders from
Net realized gains	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$39.84	$42.75	$50.38	$39.65	$34.02
Total return[2]	2.92%	(6.82)%	27.06%	16.55%	(14.84)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.07%	2.06%	2.07%	2.08%	2.09%
Net expenses[3]	2.07%	2.06%	2.07%	2.08%	2.09%
Net investment loss[3]	(1.44)%	(1.38)%	(1.47)%	(1.43)%	(1.32)%
Supplemental data
Portfolio turnover rate[4]	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$9,336	$13,968	$19,979	$22,410	$26,946

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$52.65	$60.31	$46.91	$39.77	$46.45
Net investment loss	(0.14)[1]	(0.12)	(0.14)	(0.11)	(0.03)
Net realized and unrealized gains (losses) on investments	2.64	(3.44)	13.54	7.25	(6.38)

Total from investment operations	2.50	(3.56)	13.40	7.14	(6.41)
Distributions to shareholders from
Net realized gains	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$50.64	$52.65	$60.31	$46.91	$39.77
Total return	4.12%	(5.73)%	28.59%	17.95%	(13.83)%
Ratios to average net assets (annualized)
Gross expenses[2]	0.90%	0.88%	0.89%	0.90%	0.91%
Net expenses[2]	0.89%	0.88%	0.89%	0.90%	0.90%
Net investment loss[2]	(0.27)%	(0.20)%	(0.29)%	(0.25)%	(0.09)%
Supplemental data
Portfolio turnover rate[3]	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$462,050	$564,516	$618,523	$418,111	$229,391

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$51.10	$58.85	$45.91	$39.05	$45.73
Net investment loss	(0.29)[1]	(0.29)[1]	(0.30)[1]	(0.24)[1]	(0.19)[1]
Net realized and unrealized gains (losses) on investments	2.57	(3.36)	13.24	7.10	(6.22)

Total from investment operations	2.28	(3.65)	12.94	6.86	(6.41)
Distributions to shareholders from
Net realized gains	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$48.87	$51.10	$58.85	$45.91	$39.05
Total return	3.80%	(6.02)%	28.19%	17.57%	(14.04)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.24%	1.23%	1.24%	1.25%	1.25%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.57)%	(0.51)%	(0.60)%	(0.55)%	(0.46)%
Supplemental data
Portfolio turnover rate[3]	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$55,917	$87,850	$114,429	$130,311	$130,104

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Small Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$52.51	$60.20	$46.85	$39.75	$46.44
Net investment loss	(0.17)[1]	(0.15)	(0.19)	(0.15)	(0.09)
Net realized and unrealized gains (losses) on investments	2.64	(3.44)	13.54	7.25	(6.33)

Total from investment operations	2.47	(3.59)	13.35	7.10	(6.42)
Distributions to shareholders from
Net realized gains	(4.51)	(4.10)	0.00	0.00	(0.27)
Net asset value, end of period	$50.47	$52.51	$60.20	$46.85	$39.75
Total return	4.07%	(5.77)%	28.50%	17.86%	(13.85)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.00%	0.98%	0.99%	1.00%	1.01%
Net expenses[2]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss[2]	(0.32)%	(0.26)%	(0.35)%	(0.31)%	(0.18)%
Supplemental data
Portfolio turnover rate[3]	41%	54%	37%	82%	49%
Net assets, end of period (000s omitted)	$793,581	$1,047,883	$1,169,555	$1,014,847	$678,699

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.78%
Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Small Company Growth Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 98% of Wells Fargo Small Company Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Wells Fargo Small Company Growth Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,091,054,328 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$287,339,839

Gross unrealized losses	(19,558,982)

Net unrealized gains	$267,780,857

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation	$1,358,835,185

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Small Company Growth Fund  |  21

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through May 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares and 0.95% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to October 1, 2019, the Fund’s expenses were capped at 1.35% for Class A shares and 2.10% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $607 from the sale of Class A shares and $12 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were $642,998,159 and $1,076,896,350, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

22  |  Wells Fargo Small Company Growth Fund

Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019 were as follows:

	Year ended May 31

	2020	2019

Ordinary income	$12,251,811	$30,719,230

Long-term capital gain	123,406,044	105,713,520

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$4,117,873	$42,226,475	$267,780,857

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Fund invested a concentration of its portfolio in the health care and information technology sectors.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Small Company Growth Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

24  |  Wells Fargo Small Company Growth Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 97.13%

Communication Services: 1.66%

Entertainment: 1.66%
Lions Gate Entertainment Class B †	719,341	$5,416,638
Zynga Incorporated Class A †	1,916,328	17,534,401

		22,951,039

Consumer Discretionary: 7.89%

Auto Components: 0.56%
Fox Factory Holding Corporation †	107,517	7,753,051

Diversified Consumer Services: 1.29%
Houghton Mifflin Harcourt Company †	241,654	369,731
Strategic Education Incorporated	102,735	17,426,938

		17,796,669

Hotels, Restaurants & Leisure: 1.25%
Extended Stay America Incorporated	822,181	9,455,082
International Game Technology	939,706	7,921,722

		17,376,804

Household Durables: 1.03%
Skyline Champion Corporation †	573,235	14,239,157

Leisure Products: 0.67%
Callaway Golf Company	604,836	9,266,088

Multiline Retail: 1.17%
Ollie’s Bargain Outlet Holdings Incorporated †	177,916	16,270,418

Specialty Retail: 1.92%
Boot Barn Holdings Incorporated †	341,437	7,334,067
Burlington Stores Incorporated †	59,574	12,490,881
Monro Muffler Brake Incorporated	122,195	6,732,945

		26,557,893

Consumer Staples: 1.03%

Food & Staples Retailing: 1.03%
Performance Food Group Company †	536,493	14,297,538

Energy: 0.45%

Oil, Gas & Consumable Fuels: 0.45%
GasLog Limited	694,831	2,383,270
Parsley Energy Incorporated Class A	417,024	3,811,599

		6,194,869

Financials: 10.59%

Banks: 1.47%
SVB Financial Group †	59,943	12,872,759
Triumph Bancorp Incorporated †	308,801	7,581,065

		20,453,824

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  25

Portfolio of investments—May 31, 2020

	Shares	Value
Capital Markets: 3.79%
Evercore Partners Incorporated Class A	218,607	$12,047,432
Focus Financial Partners Class A †	419,446	11,677,377
Stifel Financial Corporation	365,020	17,415,104
VIRTU Financial Incorporated Class A	475,625	11,343,656

		52,483,569

Consumer Finance: 0.78%
FirstCash Financial Services Incorporated	154,917	10,808,559

Insurance: 3.44%
Argo Group International Holdings Limited	238,366	7,315,453
BRP Group Incorporated Class A †	365,802	4,535,945
Goosehead Insurance Incorporated Class A †	264,580	15,861,571
Palomar Holdings Incorporated †	268,640	19,992,189

		47,705,158

Thrifts & Mortgage Finance: 1.11%
Essent Group Limited	463,931	15,332,920

Health Care: 28.11%

Biotechnology: 10.06%
ACADIA Pharmaceuticals Incorporated †	234,455	11,647,724
Agios Pharmaceuticals Incorporated †	130,347	6,744,154
Alnylam Pharmaceuticals Incorporated †	68,920	9,322,808
Amicus Therapeutics Incorporated †	775,259	9,671,356
bluebird bio Incorporated †	93,301	5,936,743
Blueprint Medicines Corporation †	137,047	8,927,242
Emergent BioSolutions Incorporated †	145,123	12,116,319
Flexion Therapeutics Incorporated †	412,765	4,717,904
Galapagos NV †	25,504	5,171,701
Global Blood Therapeutics Incorporated †	139,724	9,769,502
Immunomedics Incorporated †	367,638	12,348,960
Ionis Pharmaceuticals Incorporated †	154,711	8,696,305
Iovance Biotherapeutics Incorporated †	294,259	9,442,771
Ironwood Pharmaceuticals Incorporated †	883,974	8,601,067
Momenta Pharmaceuticals Incorporated †	332,097	10,454,414
Zymeworks Incorporated †	151,404	5,771,520

		139,340,490

Health Care Equipment & Supplies: 5.69%
Atricure Incorporated †	231,403	11,063,377
Axonics Modulation Technologies Incorporated †	413,821	15,174,816
Cardiovascular Systems Incorporated †	304,597	11,793,996
Cerus Corporation †	1,159,435	7,211,686
Novocure Limited †	137,312	9,258,948
Silk Road Medical Incorporated †	387,046	14,812,250
Tactile Systems Technology Class I †	196,160	9,503,952

		78,819,025

Health Care Providers & Services: 2.39%
AMN Healthcare Services Incorporated †	192,345	8,532,424
HealthEquity Incorporated †	152,371	9,442,431
PetIQ Incorporated †	492,799	15,119,073

		33,093,928

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Health Care Technology: 4.21%
Allscripts Healthcare Solutions Incorporated †	957,906	$6,053,966
Evolent Health Incorporated Class A †	835,824	7,422,117
Omnicell Incorporated †	207,322	13,871,915
Phreesia Incorporated †	342,337	10,037,321
Tabula Rasa Healthcare Incorporated †	172,337	9,207,966
Teladoc Incorporated †	67,761	11,794,480

		58,387,765

Life Sciences Tools & Services: 5.08%
Adaptive Biotechnologies Corporation †	270,607	10,472,491
Avantor Incorporated †	757,414	14,368,144
ICON plc ADR †	135,749	22,866,919
Syneos Health Incorporated †	372,725	22,732,498

		70,440,052

Pharmaceuticals: 0.68%
Pacira Pharmaceuticals Incorporated †	213,084	9,365,042

Industrials: 14.95%

Aerospace & Defense: 0.96%
Kratos Defense & Security Solutions Incorporated †	719,616	13,348,877

Air Freight & Logistics: 0.43%
Hub Group Incorporated Class A †	128,082	5,990,395

Building Products: 1.77%
A.O. Smith Corporation	124,626	5,919,735
Masonite International Corporation †	184,026	12,215,646
PGT Incorporated †	468,723	6,379,320

		24,514,701

Commercial Services & Supplies: 1.35%
IAA Incorporated †	283,495	11,623,295
KAR Auction Services Incorporated	494,047	7,089,574

		18,712,869

Construction & Engineering: 0.57%
Dycom Industries Incorporated †	188,153	7,921,241

Electrical Equipment: 0.83%
Atkore International Incorporated †	425,510	11,420,688

Machinery: 3.63%
Chart Industries Incorporated †	176,426	6,924,721
Ingersoll Rand Incorporated †	459,751	12,964,978
SPX Corporation †	420,345	16,805,393
Wabash National Corporation	687,813	6,568,614
Woodward Governor Company	102,360	7,019,849

		50,283,555

Professional Services: 3.36%
ASGN Incorporated †	331,657	20,426,755
FTI Consulting Incorporated †	87,928	10,591,807
ICF International Incorporated	236,773	15,527,573

		46,546,135

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  27

Portfolio of investments—May 31, 2020

	Shares	Value
Road & Rail: 2.05%
Knight-Swift Transportation Holdings Incorporated	292,434	$12,168,179
Schneider National Incorporated Class B	668,608	16,160,255

		28,328,434

Information Technology: 27.95%

Communications Equipment: 3.10%
Ciena Corporation †	478,834	26,460,367
Lumentum Holdings Incorporated †	224,094	16,430,572

		42,890,939

IT Services: 5.37%
Black Knight Incorporated †	282,605	21,754,933
KBR Incorporated	518,776	12,165,297
LiveRamp Holdings Incorporated †	463,675	23,383,130
Verra Mobility Corporation †	593,540	6,475,521
WEX Incorporated †	71,320	10,561,066

		74,339,947

Semiconductors & Semiconductor Equipment: 4.02%
Cabot Microelectronics Corporation	87,086	12,615,278
FormFactor Incorporated †	311,505	7,840,581
Onto Innovation Incorporated †	317,696	9,873,992
Silicon Motion Technology Corporation ADR	264,463	11,919,347
Teradyne Incorporated	201,077	13,476,181

		55,725,379

Software: 15.46%
Benefitfocus Incorporated †	282,104	3,591,184
Box Incorporated Class A †	929,669	18,574,787
Cloudera Incorporated †	676,092	6,929,943
Cornerstone OnDemand Incorporated †	369,965	14,299,147
CyberArk Software Limited †	152,108	15,785,766
Mimecast Limited †	296,060	12,369,387
Nuance Communications Incorporated	870,295	19,912,350
Pagerduty Incorporated †	549,623	14,592,491
PTC Incorporated †	286,793	21,905,249
RealPage Incorporated †	376,023	25,501,880
Sprout Social Incorporated Class A †	277,128	7,634,876
SS&C Technologies Holdings Incorporated	399,407	23,123,668
Talend SA ADR †	153,338	4,727,411
Zendesk Incorporated †	156,528	13,422,276
Zuora Incorporated †	985,528	11,836,191

		214,206,606

Materials: 3.43%

Chemicals: 1.62%
Element Solutions Incorporated †	1,361,267	14,824,198
Orion Engineered Carbons SA	686,772	7,595,698

		22,419,896

Metals & Mining: 0.68%
Steel Dynamics Incorporated	357,309	9,490,127

Paper & Forest Products: 1.13%
Boise Cascade Company	461,194	15,694,432

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Small Company Growth Portfolio

Portfolio of investments—May 31, 2020

			Shares	Value
Real Estate: 1.07%

Equity REITs: 1.07%
QTS Realty Trust Incorporated Class A			216,908	$14,879,889

Total Common Stocks (Cost $1,004,456,877)				1,345,647,968

		Expiration date
Rights: 0.00%

Communication Services: 0.00%

Media: 0.00%
Media General Incorporated †(a)		12-31-2020	347,897	0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 2.85%

Investment Companies: 2.85%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%		39,427,080	39,427,080

Total Short-Term Investments (Cost $39,427,080)				39,427,080

Total investments in securities (Cost $1,043,883,957)	99.98%	1,385,075,048

Other assets and liabilities, net	0.02	305,572

Total net assets	100.00%	$1,385,380,620

†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	117,789,132	599,370,734	(717,159,866)	0	$8,127	$(5,964)	$2,062,424	#	$0
Wells Fargo Government Money Market Fund Select Class	77,449,512	645,126,796	(683,149,228)	39,427,080	0	0	740,158		39,427,080

					$8,127	$(5,964)	$2,802,582		$39,427,080	2.85%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  29

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $1,004,456,877)	$1,345,647,968
Investments in affiliated securities, at value (cost $39,427,080)	39,427,080
Receivable for investments sold	2,496,403
Receivable for dividends	582,433
Prepaid expenses and other assets	102,008

Total assets	1,388,255,892

Liabilities
Payable for investments purchased	2,006,506
Advisory fee payable	863,929
Trustees’ fees and expenses payable	758
Accrued expenses and other liabilities	4,079

Total liabilities	2,875,272

Total net assets	$1,385,380,620

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Small Company Growth Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $95,134)	$9,175,670
Income from affiliated securities	1,182,183

Total investment income	10,357,853

Expenses
Advisory fee	12,739,297
Custody and accounting fees	89,625
Professional fees	48,328
Shareholder report expenses	1,973
Trustees’ fees and expenses	20,531
Other fees and expenses	20,893

Total expenses	12,920,647

Net investment loss	(2,562,794)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	108,626,719
Affiliated securities	8,127

Net realized gains on investments	108,634,846

Net change in unrealized gains (losses) on
Unaffiliated securities	(27,495,735)
Affiiliated securities	(5,964)

Net change in unrealized gains (losses) on investments	(27,501,699)

Net realized and unrealized gains (losses) on investments	81,133,147

Net increase in net assets resulting from operations	$78,570,353

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  31

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment loss	$(2,562,794)	$(1,806,897)
Net realized gains on investments	108,634,846	201,431,492
Net change in unrealized gains (losses) on investments	(27,501,699)	(312,380,190)

Net increase (decrease) in net assets resulting from operations	78,570,353	(112,755,595)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	51,028,631	200,173,324
Withdrawals	(551,302,982)	(288,826,821)

Net decrease in net assets resulting from capital transactions	(500,274,351)	(88,653,497)

Total decrease in net assets	(421,703,998)	(201,409,092)

Net assets
Beginning of period	1,807,084,618	2,008,493,710

End of period	$1,385,380,620	$1,807,084,618

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Small Company Growth Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	4.08%	(5.64)%	28.74%	18.15%	(13.86)%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.78%	0.79%	0.80%
Net expenses	0.78%	0.78%	0.78%	0.79%	0.80%
Net investment loss	(0.16)%	(0.09)%	(0.18)%	(0.14)%	(0.03)%
Supplemental data
Portfolio turnover rate	41%	54%	37%	82%	49%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Growth Portfolio  |  33

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

34  |  Wells Fargo Small Company Growth Portfolio

Notes to financial statements

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $1,070,986,415 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$436,926,622

Gross unrealized losses	(122,837,989)

Net unrealized gains	$314,088,633

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$22,951,039	$0	$0	$22,951,039

Consumer discretionary	109,260,080	0	0	109,260,080

Consumer staples	14,297,538	0	0	14,297,538

Energy	6,194,869	0	0	6,194,869

Financials	146,784,030	0	0	146,784,030

Health care	389,446,302	0	0	389,446,302

Industrials	207,066,895	0	0	207,066,895

Information technology	387,162,871	0	0	387,162,871

Materials	47,604,455	0	0	47,604,455

Real estate	14,879,889	0	0	14,879,889

Rights

Communication services	0	0	0	0

Short-term investments

Investment companies	39,427,080	0	0	39,427,080

Total assets	$1,385,075,048	$0	$0	$1,385,075,048

Wells Fargo Small Company Growth Portfolio  |  35

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $655,559,407 and $1,097,933,987, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or

36  |  Wells Fargo Small Company Growth Portfolio

Notes to financial statements

emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Portfolio invested a concentration of its portfolio in the health care and information technology sectors. A Portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a Portfolio whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Small Company Growth Portfolio  |  37

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

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Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 31.34% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $123,406,044 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $5,210,849 of income dividends paid during the fiscal year ended May 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2020, $12,251,811 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Small Company Growth Fund  |  39

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Growth Fund and Wells Fargo Small Company Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Peregrine Capital Management, LLC (the “Sub-Adviser”) for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, Extent and Quality of Services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the

Wells Fargo Small Company Growth Fund  |  43

Other information (unaudited)

background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund Investment Performance and Expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for ten-year period ended December 31, 2019, and lower than the average investment performance of its Universe for one-, three- and five- year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for ten-year period ended March 31, 2020, and lower than the average investment performance of its Universe for one-, three- and five- year periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for the three- and ten-year periods ended December 31, 2019, and lower than its benchmark index for the one- and five-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for the ten-year period ended March 31, 2020, and lower for one-, three- and five-year periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were equal to or in range of the median net operating expense ratios of its expense Groups for all share classes, except Class R6.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment Management, Advisory and Sub-Advisory Fee Rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its

44  |  Wells Fargo Small Company Growth Fund

Other information (unaudited)

investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for the Institutional Class and Class R6, and higher than the sum of these average rates for the Gateway Fund’s expense Groups for Class A and the Administrator Class. The Board noted that the Fund was benefitting from advisory fee breakpoints through the Master Portfolio in which it invests.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. The Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

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Other information (unaudited)

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of Scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other Benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

46  |  Wells Fargo Small Company Growth Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Small Company Growth Fund  |  47

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

48  |  Wells Fargo Small Company Growth Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Small Company Growth Fund  |  49

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

50  |  Wells Fargo Small Company Growth Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Small Company Growth Fund  |  51

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

52  |  Wells Fargo Small Company Growth Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00320 07-20

A285/AR285 05-20

Annual Report

May 31, 2020

Wells Fargo

Small Company Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Small Company Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Value Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Small Company Value Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Small Company Value Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Small Company Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Jeff Goverman

Garth R. Nisbet, CFA®‡

Craig Pieringer, CFA®‡

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]

Class A (SCVAX)	1-31-2002	-18.04	-1.27	6.01	-13.04	*	-0.09	6.64	1.58	1.15

Class C (SCVFX)	8-30-2002	-14.70	-0.84	5.84	-13.70	*	-0.84	5.84	2.33	1.90

Class R6 (SCVJX)[4]	10-31-2016	–	–	–	-12.77	*	0.29	6.97	1.15	0.75

Administrator Class (SCVIX)	1-31-2002	–	–	–	-12.98	*	0.03	6.83	1.50	1.05

Institutional Class (SCVNX)[5]	7-30-2010	–	–	–	-12.82	*	0.23	7.04	1.25	0.85

Russell 2000® Value Index[6]	–	–	–	–	-14.69		0.71	6.54	–	–

*

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Small Company Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.13% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2021, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.15% for Class A, 1.90% for Class C, 0.75% for Class R6, 1.05% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[6]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the sector allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

Wells Fargo Small Company Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Value Index for the 12-month period that ended May 31, 2020.

∎

Stock selection in consumer discretionary and industrials contributed to relative performance. Within consumer discretionary, investments in an internet-based shipping company and a household and personal care products company were the main contributors. Investments in a commercial vehicle manufacturer and a power generation company were the main contributors in industrials.

∎

Stock selection within the financials sector and an underweighting in utilities detracted from relative results. Within financials, investments in mortgage real estate investment trusts (REITs) were the main detractors, while an underweight position in the outperforming utilities sector was the primary reason for the underperformance in utilities.

During the period, investors were confronted with simultaneous global shocks.

During the 12-month period that ended May 31, 2020, the U.S. stock market endured a global trade war and then posted an all-time high in February 2020 as it celebrated the longest bull market in history—more than 10 years. Then, March 2020 marked historic volatility as communities, businesses, nations, and markets adjusted to the impact of the coronavirus pandemic. The S&P 500 Index8 of large-cap stocks sold off until it had declined by more than 35% in late March, ending the bull market. Over the 12-month period, the S&P 500 Index rose 12.84% while the Russell 2000® Value Index fell 14.69%.

As stocks climbed on Phase One trade deal optimism, we lowered portfolio market risk.

As the market approached its peak in January 2020, the portfolio management team responded to the strong market performance and full valuations by lowering the portfolio’s market risk exposure (beta). Following the March sell-off, the team increased exposure to more cyclically leveraged sectors, including consumer discretionary, materials, and banks.

Ten largest holdings (%) as of May 31, 2020[9]

Dick’s Sporting Goods Incorporated	1.12

Dana Incorporated	1.11

Diamondback Energy Incorporated	1.05

Western Alliance Bancorp	1.05

Piper Jaffray Companies Incorporated	1.03

STAG Industrial Incorporated	1.01

Stericycle Incorporated	1.00

BMC Stock Holdings Incorporated	0.99

Hillenbrand Incorporated	0.99

Encore Wire Corporation	0.99

Sector allocation as of May 31, 2020[10]

Strong stock selection and allocation effect within consumer discretionary led to the Fund’s outperformance.

The Fund outperformed its benchmark for the 12-month period. Stock selection in consumer discretionary and industrials contributed to relative performance, while financials and utilities investments detracted.

Stock selection in the consumer discretionary sector was the primary contributor to performance during the period. Shares of Stamps.com, Incorporated, a provider of internet-based shipping solutions, rallied over the period after reporting better-than-expected December quarter earnings and providing favorable guidance. Additionally, a significant overhang suppressing the stock was removed when the company announced that the United States Postal Service signed a new long-term agreement with resellers. The new agreement, which lasts up to six years, provides discounted pricing for large resellers such as Stamps.com. Stock selection in the industrials sector, notably Spartan Motors, Incorporated, contributed to performance. Spartan Motors (recently changed its name to Shyft Group, Incorporated), which focuses on vehicle manufacturing and assembly for the commercial and retail vehicle industries, performed well as it shed unprofitable businesses and invested in its final-mile delivery vehicle segment that is driven by strong e-commerce trends.

Please see footnotes on page 7.

8  |  Wells Fargo Small Company Value Fund

Performance highlights (unaudited)

Stock selection within the financials sector detracted from performance. Due to the precipitous decline in the value of their assets, mortgage REIT stocks underperformed over the period. Shares of New York Mortgage Trust, Incorporated*, which is primarily a non-agency mortgage REIT, failed to meet margin calls after experiencing a significant decline in asset values, causing the shares to underperform the market. New York Mortgage Trust invests in residential mortgages, agency residential mortgage-backed securities, and commercial mortgage-backed securities. Shares of Redwood Trust, Incorporated*, another mortgage REIT, underperformed over the period as the company’s book value fell amid ongoing credit market deterioration. Sector allocation effect within the utilities sector detracted from performance. The portfolio’s relative underweighting and the sector’s relative outperformance led to the negative sector allocation effect.

Coincident with economic recovery, we believe there is a once-in-a-decade opportunity in value stocks.

In one of the biggest surprises in employment forecasting history, the U.S. economy added 2.5 million nonfarm payroll jobs in May—a sharp contrast to market expectations of an 8.3 million decline in jobs. Importantly, the U.S. Bureau of Labor Statistics jobs report was consistent with the better-than-expected May payrolls data reported by the ADP Research Institute. Moreover, anecdotal evidence of improved business activity included an increase in hotel occupancy, movie ticket sales, restaurant activity, airport travel, and mobility as measured by Google Maps.

The recent economic bounce and the coincident rotation away from consensus mega-cap technology stocks have gained increased investment strategist interest. We observed a number of Wall Street analysts and commentators suggesting that the pivot away from growth and large cap may have finally arrived. Christopher Harvey, head of equity strategy at Wells Fargo Securities, noted in a May 29, 2020, research piece:

“This growth-to-value, large-to-small market-cap rotation appears to be gaining steam … As we stated weeks ago, we believe there is a once-in-a-decade opportunity in value ...”

After three consecutive years of challenged small-cap value performance relative to growth and large-cap equity styles, it appears the tide may be turning.

Please see footnotes on page 7.

Wells Fargo Small Company Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$776.03	$4.97	1.12%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.65	1.12%

Class C

Actual	$1,000.00	$773.03	$8.44	1.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.48	$9.59	1.90%

Class R6

Actual	$1,000.00	$777.15	$3.34	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.24	$3.80	0.75%

Administrator Class

Actual	$1,000.00	$776.32	$4.68	1.05%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.73	$5.32	1.05%

Institutional Class

Actual	$1,000.00	$776.79	$3.79	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.74	$4.31	0.85%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Small Company Value Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 100.01%

Affiliated Master Portfolios: 100.01%
Wells Fargo Small Company Value Portfolio	$322,718,004

Total Investment Companies (Cost $354,705,907)	322,718,004

Total investments in securities (Cost $354,705,907)	100.01%	322,718,004

Other assets and liabilities, net	(0.01)	(41,903)

Total net assets	100.00%	$322,676,101

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	47%	80%	$(40,308,918)	$(40,806,657)	$5,148,569	$249,531	$17,484	$322,718,004	100.01%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $354,705,907)	$322,718,004
Receivable for Fund shares sold	92,789
Receivable from manager	33,025
Prepaid expenses and other assets	86,007

Total assets	322,929,825

Liabilities
Payable for Fund shares redeemed	135,765
Shareholder servicing fees payable	56,874
Administration fees payable	50,714
Custody and accounting fees payable	3,705
Distribution fee payable	2,712
Trustees’ fees and expenses payable	1,117
Accrued expenses and other liabilities	2,837

Total liabilities	253,724

Total net assets	$322,676,101

Net assets consist of
Paid-in capital	$403,554,208
Total distributable loss	(80,878,107)

Total net assets	$322,676,101

Computation of net asset value and offering price per share
Net assets – Class A	$262,574,015
Shares outstanding – Class A1	12,556,537
Net asset value per share – Class A	$20.91
Maximum offering price per share – Class A2	$22.19
Net assets – Class C	$4,430,707
Shares outstanding – Class C1	240,385
Net asset value per share – Class C	$18.43
Net assets – Class R6	$6,490,646
Shares outstanding – Class R6[1]	301,003
Net asset value per share – Class R6	$21.56
Net assets – Administrator Class	$15,580,742
Shares outstanding – Administrator Class[1]	728,084
Net asset value per share – Administrator Class	$21.40
Net assets – Institutional Class	$33,599,991
Shares outstanding – Institutional Class[1]	1,565,733
Net asset value per share – Institutional Class	$21.46

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Small Company Value Fund

Statement of operations—year ended May 31, 2020

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $5,021)	$5,148,569
Securities lending income allocated from affiliated Master Portfolio	249,531
Affiliated income allocated from affiliated Master Portfolio	17,484
Expenses allocated from affiliated Master Portfolio	(2,372,055)
Waivers allocated from affiliated Master Portfolio	236,726

Total investment income	3,280,255

Expenses
Management fee	144,537
Administration fees
Class A	464,633
Class C	10,149
Class R6	1,807
Administrator Class	22,372
Institutional Class	51,682
Shareholder servicing fees
Class A	551,801
Class C	12,071
Administrator Class	43,002
Distribution fee
Class C	36,202
Custody and accounting fees	6,108
Professional fees	32,906
Registration fees	130,592
Shareholder report expenses	47,171
Trustees’ fees and expenses	21,592
Other fees and expenses	13,424

Total expenses	1,590,049
Less: Fee waivers and/or expense reimbursements
Fund-level	(367,481)
Class A	(150,051)
Class C	(1,757)
Administrator Class	(21,870)
Institutional Class	(28,805)

Net expenses	1,020,085

Net investment income	2,260,170

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	4,208,424
Securities transactions allocated from affiliated Master Portfolio	(40,308,918)

Net realized losses on investments	(36,100,494)
Net change in unrealized losses on securities transactions allocated from affiliated Master Portfolio	(40,806,657)

Net realized and unrealized gains (losses) on investments	(76,907,151)

Net decrease in net assets resulting from operations	$(74,646,981)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment income		$2,260,170		$528,160
Net realized losses on investments		(36,100,494)		(4,999,289)
Net change in unrealized gains (losses) on investments		(40,806,657)		(10,331,943)

Net decrease in net assets resulting from operations		(74,646,981)		(14,803,072)

Distributions to shareholders from net investment income and net realized gains
Class A		(1,775,108)		(82,268)
Class C		(20,482)		0
Class R6		(57,654)		(4,758)
Administrator Class		(132,559)		(80,883)
Institutional Class		(389,037)		(367,043)

Total distributions to shareholders		(2,374,840)		(534,952)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	660,800	16,227,538	100,769	2,699,778
Class C	9,961	227,898	15,848	366,047
Class R6	64,570	1,642,037	25,104	690,295
Administrator Class	106,132	2,470,380	156,576	4,440,193
Institutional Class	309,975	7,352,769	927,734	26,194,616

		27,920,622		34,390,929

Reinvestment of distributions
Class A	61,791	1,738,175	3,218	75,882
Class C	745	18,543	0	0
Class R6	1,984	57,454	183	4,430
Administrator Class	4,358	125,424	3,347	80,761
Institutional Class	13,253	382,205	15,183	366,819

		2,321,801		527,892

Payment for shares redeemed
Class A	(1,647,283)	(40,312,932)	(160,314)	(4,366,685)
Class C	(150,237)	(3,268,340)	(42,700)	(986,195)
Class R6	(949,988)	(24,922,236)	(6,898)	(189,905)
Administrator Class	(185,643)	(4,423,218)	(1,664,950)	(46,927,131)
Institutional Class	(876,293)	(21,210,870)	(1,684,689)	(45,679,163)

		(94,137,596)		(98,149,079)

Net asset value of shares issue in acquisition
Class A	12,989,900	337,017,442	0	0
Class C	328,733	7,545,278	0	0
Class R6	1,155,117	30,863,882	0	0
Administrator Class	242,559	6,444,855	0	0
Institutional Class	786,790	20,969,975	0	0

		402,841,432		0

Net increase (decrease) in net assets resulting from capital share transactions		338,946,259		(63,230,258)

Total increase (decrease) in net assets		261,924,438		(78,568,282)

Net assets
Beginning of period		60,751,663		139,319,945

End of period		$322,676,101		$60,751,663

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.22	$28.60	$24.01	$20.22	$21.42
Net investment income	0.18 [1]	0.09	0.09	0.05	0.08
Net realized and unrealized gains (losses) on investments	(3.35)	(4.31)	4.58	3.75	(1.25)

Total from investment operations	(3.17)	(4.22)	4.67	3.80	(1.17)
Distributions to shareholders from
Net investment income	(0.14)	(0.16)	(0.08)	(0.01)	(0.03)
Net asset value, end of period	$20.91	$24.22	$28.60	$24.01	$20.22
Total return[2]	(13.25)%	(14.72)%	19.48%	18.86%	(5.48)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.32%	1.49%	1.47%	1.47%	1.48%
Net expenses[3]	1.13%	1.15%	1.33%	1.35%	1.37%
Net investment income[3]	0.74%	0.38%	0.46%	0.20%	0.11%
Supplemental data
Portfolio turnover rate[4]	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$262,574	$11,902	$15,665	$16,280	$23,151

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.48	$25.38	$21.40	$18.15	$19.34
Net investment income (loss)	0.01 [1]	(0.08)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]
Net realized and unrealized gains (losses) on investments	(3.00)	(3.82)	4.05	3.36	(1.08)

Total from investment operations	(2.99)	(3.90)	3.98	3.25	(1.19)
Distributions to shareholders from
Net investment income	(0.06)	0.00	0.00	0.00	0.00
Net asset value, end of period	$18.43	$21.48	$25.38	$21.40	$18.15
Total return[2]	(13.98)%	(15.37)%	18.60%	17.97%	(6.20)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.08%	2.22%	2.21%	2.22%	2.23%
Net expenses[3]	1.90%	1.90%	2.08%	2.10%	2.12%
Net investment income (loss)[3]	0.02%	(0.35)%	(0.29)%	(0.54)%	(0.62)%
Supplemental data
Portfolio turnover rate[4]	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$4,431	$1,099	$1,980	$1,962	$2,004

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$24.92	$29.44	$24.69	$21.37
Net investment income	0.31	0.21 [2]	0.29 [2]	0.08
Net realized and unrealized gains (losses) on investments	(3.50)	(4.45)	4.65	3.33

Total from investment operations	(3.19)	(4.24)	4.94	3.41
Distributions to shareholders from
Net investment income	(0.17)	(0.28)	(0.19)	(0.09)
Net asset value, end of period	$21.56	$24.92	$29.44	$24.69
Total return[3]	(12.97)%	(14.38)%	20.03%	15.95%
Ratios to average net assets (annualized)
Gross expenses[4]	0.90%	1.09%	1.03%	1.02%
Net expenses[4]	0.75%	0.75%	0.88%	0.90%
Net investment income[4]	1.22%	0.77%	1.04%	0.58%
Supplemental data
Portfolio turnover rate[5]	78%	168%	144%	110%
Net assets, end of period (000s omitted)	$6,491	$731	$322	$29

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017[1]	0.83%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.80	$29.23	$24.53	$20.66	$21.90
Net investment income	0.21 [1]	0.14 [1]	0.20	0.08 [1]	0.13
Net realized and unrealized gains (losses) on investments	(3.43)	(4.43)	4.63	3.83	(1.30)

Total from investment operations	(3.22)	(4.29)	4.83	3.91	(1.17)
Distributions to shareholders from
Net investment income	(0.18)	(0.14)	(0.13)	(0.04)	(0.07)
Net asset value, end of period	$21.40	$24.80	$29.23	$24.53	$20.66
Total return	(13.18)%	(14.65)%	19.71%	19.00%	(5.36)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.32%	1.35%	1.38%	1.39%	1.39%
Net expenses[2]	1.05%	1.05%	1.19%	1.20%	1.20%
Net investment income[2]	0.82%	0.49%	0.59%	0.36%	0.28%
Supplemental data
Portfolio turnover rate[3]	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$15,581	$13,905	$60,379	$57,591	$64,023

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Small Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.86	$29.40	$24.68	$20.77	$22.02
Net investment income	0.25	0.19 [1]	0.21	0.11	0.08 [1]
Net realized and unrealized gains (losses) on investments	(3.43)	(4.45)	4.69	3.89	(1.22)

Total from investment operations	(3.18)	(4.26)	4.90	4.00	(1.14)
Distributions to shareholders from
Net investment income	(0.22)	(0.28)	(0.18)	(0.09)	(0.11)
Net asset value, end of period	$21.46	$24.86	$29.40	$24.68	$20.77
Total return	(13.03)%	(14.46)%	19.90%	13.70%	(5.13)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.07%	1.14%	1.14%	1.14%	1.14%
Net expenses[2]	0.85%	0.85%	0.99%	1.00%	1.00%
Net investment income[2]	1.04%	0.68%	0.78%	0.55%	0.40%
Supplemental data
Portfolio turnover rate[3]	78%	168%	144%	110%	72%
Net assets, end of period (000s omitted)	$33,600	$33,116	$60,973	$52,072	$31,768

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.74%
Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Small Company Value Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 80% of Wells Fargo Small Company Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Wells Fargo Small Company Value Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $368,843,380 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(46,125,376)

Net unrealized losses	$(46,125,376)

As of May 31, 2020, the Fund had capital loss carryforwards which consist of $31,483,064 in short-term capital losses and $3,107,998 in long-term capital losses. Losses may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code.

As of May 31, 2020, the Fund had a qualified late-year ordinary loss of $161,669 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation	$322,718,004

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Small Company Value Fund  |  21

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2021 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.75% for Class R6 shares, 1.05% for Administrator Class shares and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $2,382 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were $229,195,450 and $258,324,411, respectively.

6. ACQUISITION

After the close of business on September 20, 2019, the Fund acquired the net assets of Wells Fargo Small Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Wells Fargo Small Cap Value Fund transferred all of its portfolio securities to Wells Fargo Small Company Value Portfolio (a master portfolio in which it invested all of its assets) in exchange for interests in Wells Fargo Small Company Value Portfolio. Immediately thereafter, Wells Fargo Small Cap Value Fund transferred all of its equity interests in Wells Fargo Small Company Value Portfolio to Wells Fargo Small Cap Value Fund in exchange for shares of the Fund. Shareholders holding Class A, Class C, Class R6, Administrator Class, and Institutional Class shares of Wells Fargo Small Cap Value Fund received Class A, Class C, Class R6, Administrator Class, and Institutional Class shares, respectively, of the Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Small Cap Value Fund for 15,503,099 shares of the Fund

22  |  Wells Fargo Small Company Value Fund

Notes to financial statements

valued at $402,841,432 at an exchange ratio of 0.45, 0.28, 0.49, 0.49, and 0.49 for Class A, Class C, Class R6, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Small Cap Value Fund with a fair value of $399,448,746, identified cost of $378,004,130 and unrealized gains of $21,444,616 at September 20, 2019 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Small Cap Value Fund and the Fund immediately prior to the acquisition were $402,841,432 and $58,675,150, respectively. The aggregate net assets of the Fund immediately after the acquisition were $461,516,582. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Small Cap Value Fund was carried forward to align with ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1 , 2019, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended May 31, 2020 would have been as follows (unaudited):

Net investment loss	$(2,124,250)

Net realized and unrealized gains (losses) on investments	$(33,131,724)

Net decrease in net assets resulting from operations	$(35,255,974)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Small Cap Value Fund that have been included in the Fund’s Statement of Operations since September 23, 2019.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,374,840 and $534,952 of ordinary income for the years ended May 31, 2020 and May 31, 2019, respectively.

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Late-year ordinary losses deferred	Capital loss carryforward

$(46,125,376)	$(161,669)	$(34,591,062)

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Small Company Value Fund  |  23

Notes to financial statements

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

24  |  Wells Fargo Small Company Value Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

Wells Fargo Small Company Value Fund  |  25

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 98.50%

Consumer Discretionary: 14.11%

Auto Components: 1.11%
Dana Incorporated	351,741	$4,446,006

Diversified Consumer Services: 0.80%
Collectors Universe Incorporated	70,654	1,571,345
WW International Incorporated †	68,464	1,636,290

		3,207,635

Hotels, Restaurants & Leisure: 3.08%
Denny’s Corporation †	181,358	1,966,828
Dine Brands Global Incorporated	55,275	2,508,932
Norwegian Cruise Line Holdings Limited †	88,103	1,379,693
The Wendy’s Company	130,720	2,779,107
Wyndham Hotels & Resorts Incorporated	81,203	3,729,654

		12,364,214

Household Durables: 2.88%
GoPro Incorporated Class A †	363,258	1,710,945
Helen of Troy Limited †	17,894	3,255,276
Hooker Furniture Corporation	199,392	3,250,090
iRobot Corporation †	45,381	3,345,487

		11,561,798

Internet & Direct Marketing Retail: 0.38%
Stamps.com Incorporated †	7,714	1,528,529

Leisure Products: 1.14%
Johnson Outdoors Incorporated Class A	29,226	2,268,230
Malibu Boats Incorporated Class A †	48,833	2,301,499

		4,569,729

Specialty Retail: 2.56%
American Eagle Outfitters Incorporated	245,581	2,249,522
Dick’s Sporting Goods Incorporated	124,636	4,494,374
Shoe Carnival Incorporated	136,393	3,544,854

		10,288,750

Textiles, Apparel & Luxury Goods: 2.16%
Carter’s Incorporated	42,951	3,689,920
Lakeland Industries Incorporated †	28,500	413,250
Levi Strauss & Company Class A	138,484	1,868,149
Rocky Brands Incorporated	131,618	2,729,757

		8,701,076

Consumer Staples: 4.14%

Food & Staples Retailing: 0.83%
Ingles Markets Incorporated Class A	78,411	3,341,093

Food Products: 1.62%
Hostess Brands Incorporated †	212,293	2,563,438
Pilgrim’s Pride Corporation †	85,943	1,776,442
TreeHouse Foods Incorporated †	40,766	2,148,776

		6,488,656

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Small Company Value Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Household Products: 0.85%
Central Garden & Pet Company †	93,199	$3,419,471

Personal Products: 0.84%
Edgewell Personal Care Company †	111,603	3,394,963

Energy: 2.85%

Oil, Gas & Consumable Fuels: 2.85%
Diamondback Energy Incorporated	99,358	4,230,664
Parsley Energy Incorporated Class A	387,350	3,540,379
Teekay Tankers Ltd Class A †	11,743	204,093
W&T Offshore Incorporated †	1,333,387	3,480,140

		11,455,276

Financials: 22.22%

Banks: 13.12%
Ameris Bancorp	146,310	3,545,091
Atlantic Union Bankshares Corporation	96,325	2,229,924
Banc of California Incorporated	185,300	2,029,035
Banner Corporation	89,610	3,365,752
Customers Bancorp Incorporated †	212,457	2,356,148
FB Financial Corporation	142,837	3,372,382
First Foundation Incorporated	251,468	3,746,873
First Interstate BancSystem Class A	124,860	3,901,875
Great Southern Bancorp Incorporated	86,680	3,515,741
Heritage Financial Corporation	187,776	3,567,744
Independent Bank Corporation	185,025	2,557,046
Midland States Bancorp Incorporated	165,986	2,484,810
OceanFirst Financial Corporation	203,341	3,395,795
OFG Bancorp	242,855	2,950,688
Orrstown Financial Services Incorporated	73,829	995,215
Pacific Premier Bancorp Incorporated	113,773	2,459,772
Umpqua Holdings Corporation	202,921	2,311,270
Univest Corporation of Pennsylvania	188,657	3,101,521
Western Alliance Bancorp	110,551	4,217,521

		56,104,203

Capital Markets: 1.39%
Piper Jaffray Companies Incorporated	69,576	4,149,513
Sculptor Capital Management Incorporated	114,289	1,433,184

		5,582,697

Insurance: 2.22%
American Equity Investment Life Holding Company	147,164	3,191,987
FBL Financial Group Incorporated	60,505	2,160,634
National General Holdings Corporation	103,973	2,110,652
State Auto Financial Corporation	72,217	1,440,007

		8,903,280

Mortgage REITs: 2.41%
AGNC Investment Corporation	292,193	3,780,977
Annaly Capital Management Incorporated	566,162	3,487,558
Capstead Mortgage Corporation	476,789	2,412,552

		9,681,087

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  27

Portfolio of investments—May 31, 2020

	Shares	Value
Thrifts & Mortgage Finance: 3.08%
Axos Financial Incorporated †	109,403	$2,384,985
Homestreet Incorporated	147,390	3,510,830
Walker & Dunlop Incorporated	76,365	3,092,783

		8,988,598

Health Care: 5.67%

Biotechnology: 0.26%
Ligand Pharmaceuticals Incorporated †	10,291	1,045,257

Health Care Equipment & Supplies: 1.05%
AngioDynamics Incorporated †	77,452	790,785
ICU Medical Incorporated †	5,300	1,057,986
Merit Medical Systems Incorporated †	52,723	2,372,008

		4,220,779

Health Care Providers & Services: 2.92%
American Renal Associates Holdings †	202,788	1,255,258
AMN Healthcare Services Incorporated †	39,826	1,766,681
Hanger Incorporated †	97,757	1,794,819
LHC Group Incorporated †	7,965	1,294,392
Option Care Health Incorporated †	225,647	3,429,834
The Ensign Group Incorporated	49,976	2,184,951

		11,725,935

Pharmaceuticals: 1.44%
Lannett Company Incorporated †	335,550	2,566,958
Prestige Consumer Healthcare Incorporated †	76,531	3,229,608

		5,796,566

Industrials: 20.06%

Aerospace & Defense: 0.73%
Ducommun Incorporated †	90,997	2,930,103

Air Freight & Logistics: 0.27%
Radiant Logistics Incorporated †	273,139	1,089,825

Airlines: 0.91%
Alaska Air Group Incorporated	107,252	3,666,946

Building Products: 1.37%
American Woodmark Corporation †	11,679	732,974
CSW Industrials Incorporated	22,577	1,615,610
Patrick Industries Incorporated	61,147	3,171,695

		5,520,279

Commercial Services & Supplies: 3.50%
ABM Industries Incorporated	94,403	2,901,004
Ennis Incorporated	190,798	3,396,204
Healthcare Services Group Incorporated	125,269	2,996,434
Herman Miller Incorporated	32,859	756,414
Stericycle Incorporated †	72,925	3,998,478

		14,048,534

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Small Company Value Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Construction & Engineering: 0.41%
Comfort Systems Incorporated	45,035	$1,666,295

Electrical Equipment: 1.94%
Atkore International Incorporated †	22,780	611,415
Encore Wire Corporation	82,063	3,962,822
Generac Holdings Incorporated †	21,749	2,420,011
Regal-Beloit Corporation	10,065	800,570

		7,794,818

Machinery: 6.02%
Columbus McKinnon Corporation	112,203	3,412,093
Federal Signal Corporation	91,082	2,654,129
Hillenbrand Incorporated	154,333	3,972,531
Kadant Incorporated	38,974	3,773,852
Miller Industries Incorporated	119,631	3,544,667
Mueller Water Products Incorporated Class A	370,360	3,459,162
Rexnord Corporation	25,612	770,921
The Shyft Group Incorporated	150,866	2,576,791

		24,164,146

Marine: 0.63%
Atlas Corporation	167,867	1,190,177
Costamare Incorporated	292,144	1,343,862

		2,534,039

Professional Services: 2.29%
CBIZ Incorporated †	120,094	2,720,129
Kelly Services Incorporated Class A	194,829	2,920,487
Korn Ferry International	116,895	3,537,243

		9,177,859

Road & Rail: 0.47%
Arcbest Corporation	84,133	1,883,738

Trading Companies & Distributors: 1.52%
BMC Stock Holdings Incorporated †	151,811	3,972,894
CAI International Incorporated †	113,259	2,130,402

		6,103,296

Information Technology: 11.15%

Communications Equipment: 0.48%
NETGEAR Incorporated †	74,535	1,917,786

Electronic Equipment, Instruments & Components: 3.39%
ePlus Incorporated †	35,062	2,584,420
Insight Enterprises Incorporated †	75,753	3,883,099
Methode Electronics Incorporated	104,762	3,284,289
PC Connection Incorporated	87,980	3,807,774
Vishay Precision Group †	1,572	37,131

		13,596,713

IT Services: 1.82%
Conduent Incorporated †	606,514	1,449,568
Hackett Group Incorporated	134,403	1,853,417
TTEC Holdings Incorporated	53,861	2,281,552

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  29

Portfolio of investments—May 31, 2020

	Shares	Value

IT Services (continued)
Unisys Corporation †	151,425	$1,720,188

		7,304,725

Semiconductors & Semiconductor Equipment: 3.33%
Cirrus Logic Incorporated †	36,320	2,632,474
Diodes Incorporated †	67,754	3,295,555
FormFactor Incorporated †	80,235	2,019,515
Ichor Holdings Limited †	95,390	2,170,123
Onto Innovation Incorporated †	105,224	3,270,362

		13,388,029

Software: 1.62%
American Software Incorporated Class A	163,055	3,171,420
Nuance Communications Incorporated	146,201	3,345,079

		6,516,499

Technology Hardware, Storage & Peripherals: 0.51%
NCR Corporation †	113,828	2,054,595

Materials: 6.23%

Chemicals: 1.60%
Hawkins Incorporated	36,680	1,573,572
Ingevity Corporation †	11,840	623,613
Minerals Technologies Incorporated	12,040	593,692
Stepan Company	37,529	3,646,318

		6,437,195

Construction Materials: 0.94%
Eagle Materials Incorporated	56,390	3,764,596

Containers & Packaging: 1.35%
Silgan Holdings Incorporated	92,688	3,099,487
UFP Technologies Incorporated †	50,956	2,303,721

		5,403,208

Metals & Mining: 1.81%
Kaiser Aluminum Corporation	48,956	3,512,593
Schnitzer Steel Industries Incorporated Class A	239,841	3,765,504

		7,278,097

Paper & Forest Products: 0.53%
Neenah Incorporated	11,687	590,895
PH Glatfelter Company	68,882	1,061,472
Schweitzer-Mauduit International Incorporated	15,976	485,511

		2,137,878

Real Estate: 6.11%

Equity REITs: 6.11%
Agree Realty Corporation	59,952	3,763,187
American Campus Communities Incorporated	77,963	2,518,205
Armada Hoffler Properties Incorporated	216,862	1,869,350
Global Medical REIT Incorporated	122,538	1,313,607
Independence Realty Trust Incorporated	380,474	3,762,888

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Small Company Value Fund

Portfolio of investments—May 31, 2020

			Shares	Value

Equity REITs (continued)
One Liberty Properties Incorporated			147,496	$2,337,812
Outfront Media Incorporated			78,440	1,101,298
PotlatchDeltic Corporation			111,764	3,798,858
STAG Industrial Incorporated			150,889	4,058,914

				24,524,119

Utilities: 5.96%

Electric Utilities: 3.10%
Hawaiian Electric Industries Incorporated			88,685	3,499,510
IDACORP Incorporated			39,307	3,664,592
Otter Tail Corporation			62,240	2,670,718
Portland General Electric Company			55,985	2,637,453

				12,472,273

Gas Utilities: 1.72%
National Fuel Gas Company			79,287	3,327,675
Northwest Natural Holding Company			55,870	3,581,826

				6,909,501

Multi-Utilities: 0.72%
MDU Resources Group Incorporated			132,941	2,892,796

Water Utilities: 0.42%
Artesian Resources Corporation Class A			47,741	1,676,187

Total Common Stocks (Cost $418,249,578)				395,669,673

Exchange-Traded Funds: 0.51%
iShares Russell 2000 Index ETF			14,700	2,041,830

Total Exchange-Traded Funds (Cost $1,963,357)				2,041,830

		Expiration date
Warrants: 0.00%

Energy: 0.00%

Energy Equipment & Services: 0.00%
Parker Drilling Company †(a)		9-16-2024	8,457	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 0.58%

Investment Companies: 0.58%
Wells Fargo Government Money Market Fund Select Class (I)(u)	0.12%		2,323,207	2,323,207

Total Short-Term Investments (Cost $2,323,207)				2,323,207

Total investments in securities (Cost $422,536,142)	99.59%	400,034,710

Other assets and liabilities, net	0.41	1,634,680

Total net assets	100.00%	$401,669,390

†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(I)	The issuer of the security is an affiliated person of the Portfolio as defined in the investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  31

Portfolio of investments—May 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	2,006,789	103,859,848	(105,866,637)	0	$1,381	$(180)	$159,667	#	$0
Wells Fargo Government Money Market Fund Select Class	718,186	72,903,023	(71,298,002)	2,323,207	0	0	22,614		2,323,207

					$1,381	$(180)	$182,281		$2,323,207	0.58%

*	No longer held at the end of the period
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Small Company Value Fund

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $420,212,935)	$397,711,503
Investments in affiliated securities, at value (cost $2,323,207)	2,323,207
Receivable for investments sold	3,959,661
Receivable for dividends	295,562
Prepaid expenses and other assets	91,689

Total assets	404,381,622

Liabilities
Payable for investments purchased	2,476,495
Advisory fee payable	231,929
Trustees’ fee payable	781
Accrued expenses and other liabilities	3,027

Total liabilities	2,712,232

Total net assets	$401,669,390

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  33

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $6,457)	$6,615,938
Income from affiliated securities	327,211

Total investment income	6,943,149

Expenses
Advisory fee	2,936,945
Custody and accounting fees	23,092
Professional fees	41,403
Shareholder report expenses	2,774
Trustees’ fees and expenses	20,633
Other fees and expenses	5,391

Total expenses	3,030,238
Less: Fee waivers and/or expense reimbursements	(310,536)

Net expenses	2,719,702

Net investment income	4,223,447

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(50,608,697)
Affiliated securities	1,381

Net realized losses on investments	(50,607,316)

Net change in unrealized gains (losses) on
Unaffiliated securities	(40,450,817)
Affiliated securities	(180)

Net change in unrealized gains (losses) on investments	(40,450,997)

Net realized and unrealized gains (losses) on investments	(91,058,313)

Net decrease in net assets resulting from operations	$(86,834,866)

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Small Company Value Fund

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$4,223,447	$1,405,371
Net realized losses on investments	(50,607,316)	(20,261,333)
Net change in unrealized gains (losses) on investments	(40,450,997)	(10,952,752)

Net decrease in net assets resulting from operations	(86,834,866)	(29,808,714)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	464,639,096	110,246,678
Withdrawals	(103,765,259)	(112,205,990)

Net increase (decrease) in net assets resulting from capital transactions	360,873,837	(1,959,312)

Total increase (decrease) in net assets	274,038,971	(31,768,026)

Net assets
Beginning of period	127,630,419	159,398,445

End of period	$401,669,390	$127,630,419

The accompanying notes are an integral part of these financial statements.

Wells Fargo Small Company Value Fund  |  35

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	(13.74)%	(14.51)%	20.10%	19.44%	(4.96)%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.86%	0.85%	0.84%	0.85%
Net expenses	0.74%	0.75%	0.84%	0.84%	0.85%
Net investment income	1.15%	0.80%	0.87%	0.72%	0.62%
Supplemental data
Portfolio turnover rate	78%	168%	144%	110%	72%

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Small Company Value Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statements of Operations.

In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Small Company Value Fund  |  37

Notes to financial statements

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $434,791,870 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$33,306,133

Gross unrealized losses	(68,063,293)

Net unrealized losses	$(34,757,160)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38  |  Wells Fargo Small Company Value Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer discretionary	$56,667,737	$0	$0	$56,667,737

Consumer staples	16,644,183	0	0	16,644,183

Energy	11,455,276	0	0	11,455,276

Financials	89,259,865	0	0	89,259,865

Health care	22,788,537	0	0	22,788,537

Industrials	80,579,878	0	0	80,579,878

Information technology	44,778,347	0	0	44,778,347

Materials	25,020,974	0	0	25,020,974

Real estate	24,524,119	0	0	24,524,119

Utilities	23,950,757	0	0	23,950,757

Exchange-traded funds	2,041,830	0	0	2,041,830

Warrants

Energy	0	0	0	0

Short-term investments

Investment companies	2,323,207	0	0	2,323,207

Total assets	$400,034,710	$0	$0	$400,034,710

Additional sector, industry or geographic detail for the Portfolio is included in the Portfolio of investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management , an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Wells Fargo Small Company Value Fund  |  39

Notes to financial statements

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $285,266,999 and $321,522,219, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

40  |  Wells Fargo Small Company Value Fund

Notes to financial statements

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Small Company Value Fund  |  41

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

42  |  Wells Fargo Small Company Value Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $2,374,840 of income dividends paid during the fiscal year ended May 31, 2020 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Small Company Value Fund  |  43

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Value Fund and Wells Fargo Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the

Wells Fargo Small Company Value Fund  |  47

Other information (unaudited)

background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of its Universe for the one- and three-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was in range of the average investment performance of its Universe for the ten-year period ended March 31, 2020, and lower than the average investment performance of its Universe for the one-, three- and five-year periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the Russell 2000® Value Index, for all periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the Russell 2000® Value Index, for all periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

48  |  Wells Fargo Small Company Value Fund

Other information (unaudited)

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

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Other information (unaudited)

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

50  |  Wells Fargo Small Company Value Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an

“HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Small Company Value Fund  |  51

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney

Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

52  |  Wells Fargo Small Company Value Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Small Company Value Fund  |  53

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

54  |  Wells Fargo Small Company Value Fund

Appendix III

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Small Company Value Fund  |  55

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

56  |  Wells Fargo Small Company Value Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00323 07-20

A286/AR286 05-20

Annual Report

May 31, 2020

Wells Fargo

Large Company Value Portfolio

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Company Value Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Ten largest holdings (%) as of May 31, 2020[1]

Berkshire Hathaway Incorporated Class B	3.64

JPMorgan Chase & Company	3.62

Merck & Company Incorporated	3.01

Pfizer Incorporated	2.82

Linde plc	2.66

Charter Communications Incorporated Class A	2.40

Verizon Communications Incorporated	2.35

BlackRock Incorporated	2.24

Intel Corporation	2.24

Mondelez International Incorporated Class A	2.21

Sector allocation as of May 31, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 97.45%

Communication Services: 9.71%

Diversified Telecommunication Services: 2.35%
Verizon Communications Incorporated	91,075	$5,225,884

Entertainment: 1.01%
Activision Blizzard Incorporated	391	28,144
Spotify Technology SA †	5,848	1,058,079
The Walt Disney Company	9,981	1,170,771

		2,256,994

Interactive Media & Services: 1.21%
Facebook Incorporated Class A †	10,518	2,367,497
Zillow Group Incorporated Class A †	5,542	321,214

		2,688,711

Media: 3.49%
Charter Communications Incorporated Class A †	9,828	5,346,432
Discovery Communications Incorporated Class A †	16,949	368,641
News Corporation Class B	40,797	500,171
ViacomCBS Incorporated Class B	74,623	1,547,681

		7,762,925

Wireless Telecommunication Services: 1.65%
T-Mobile US Incorporated †	36,755	3,676,970

Consumer Discretionary: 8.59%

Auto Components: 1.04%
Adient plc †	135,531	2,305,382

Hotels, Restaurants & Leisure: 0.86%
Texas Roadhouse Incorporated	36,952	1,915,961

Household Durables: 1.46%
Garmin Limited	19,456	1,754,348
TopBuild Corporation †	12,998	1,490,741

		3,245,089

Internet & Direct Marketing Retail: 1.47%
Amazon.com Incorporated †	1,342	3,277,661

Specialty Retail: 1.30%
Floor & Decor Holdings Incorporated Class A †	49,758	2,587,416
Lowe’s Companies Incorporated	2,252	293,548

		2,880,964

Textiles, Apparel & Luxury Goods: 2.46%
lululemon athletica Incorporated †	6,614	1,984,828
Nike Incorporated Class B	35,394	3,489,141

		5,473,969

Consumer Staples: 9.41%

Beverages: 1.97%
PepsiCo Incorporated	33,341	4,386,009

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  3

Portfolio of investments—May 31, 2020

	Shares	Value
Food & Staples Retailing: 3.09%
Costco Wholesale Corporation	10,319	$3,183,102
Walmart Incorporated	29,706	3,685,326

		6,868,428

Food Products: 3.52%
Darling Ingredients Incorporated †	87,939	2,049,858
Lancaster Colony Corporation	5,616	861,831
Mondelez International Incorporated Class A	94,508	4,925,757

		7,837,446

Household Products: 0.83%
The Procter & Gamble Company	15,873	1,839,998

Energy: 3.30%

Energy Equipment & Services: 0.11%
Baker Hughes Incorporated	14,980	247,320

Oil, Gas & Consumable Fuels: 3.19%
Cabot Oil & Gas Corporation	82,404	1,634,895
Chevron Corporation	25,821	2,367,786
Kinder Morgan Incorporated	33,659	531,812
ONEOK Incorporated	69,659	2,555,789

		7,090,282

Financials: 17.07%

Banks: 5.58%
Bank of America Corporation	161,567	3,896,996
First Financial Bankshares Incorporated	15,081	462,082
JPMorgan Chase & Company	82,822	8,059,409

		12,418,487

Capital Markets: 3.75%
BlackRock Incorporated	9,427	4,983,489
Morgan Stanley	16,498	729,212
The Goldman Sachs Group Incorporated	13,376	2,628,250

		8,340,951

Diversified Financial Services: 3.64%
Berkshire Hathaway Incorporated Class B †	43,600	8,091,287

Insurance: 1.72%
Assured Guaranty Limited	60,136	1,559,326
Globe Life Incorporated	7,250	558,395
White Mountains Insurance Group Limited	1,864	1,706,604

		3,824,325

Thrifts & Mortgage Finance: 2.38%
Essent Group Limited	111,756	3,693,536
MGIC Investment Corporation	196,609	1,614,160

		5,307,696

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Health Care: 19.74%

Biotechnology: 2.39%
Immunomedics Incorporated †	41,798	$1,403,995
Vertex Pharmaceuticals Incorporated †	13,573	3,908,481

		5,312,476

Health Care Equipment & Supplies: 1.99%
Baxter International Incorporated	35,676	3,211,197
Medtronic plc	12,309	1,213,421

		4,424,618

Health Care Providers & Services: 3.40%
Cigna Corporation	14,945	2,948,947
Humana Incorporated	3,694	1,516,941
The Ensign Group Incorporated	70,744	3,092,928

		7,558,816

Health Care Technology: 1.55%
Cerner Corporation	47,216	3,442,046

Life Sciences Tools & Services: 2.65%
Charles River Laboratories International Incorporated †	13,097	2,353,007
IQVIA Holdings Incorporated †	23,772	3,554,389

		5,907,396

Pharmaceuticals: 7.76%
Johnson & Johnson	28,934	4,303,933
Merck & Company Incorporated	82,938	6,694,755
Pfizer Incorporated	164,215	6,271,371

		17,270,059

Industrials: 8.23%

Building Products: 0.05%
Carrier Global Corporation †	5,770	118,112

Commercial Services & Supplies: 0.90%
Republic Services Incorporated	23,408	2,000,448

Machinery: 0.34%
Evoqua Water Technologies Company †	32,193	605,550
Otis Worldwide Corporation	2,885	151,895

		757,445

Professional Services: 2.91%
IHS Markit Limited	57,171	3,971,098
Robert Half International Incorporated	49,365	2,504,780

		6,475,878

Road & Rail: 3.14%
CSX Corporation	56,063	4,012,990
Old Dominion Freight Line Incorporated	17,355	2,969,267

		6,982,257

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  5

Portfolio of investments—May 31, 2020

	Shares	Value
Transportation Infrastructure: 0.89%
Macquarie Infrastructure Company LLC	69,339	$1,968,534

Information Technology: 7.49%

IT Services: 1.02%
International Business Machines Corporation	18,161	2,268,309

Semiconductors & Semiconductor Equipment: 4.17%
Advanced Micro Devices Incorporated †	42,339	2,277,838
Intel Corporation	79,168	4,982,042
NVIDIA Corporation	5,665	2,011,188

		9,271,068

Software: 1.90%
Intuit Incorporated	14,602	4,239,253

Technology Hardware, Storage & Peripherals: 0.40%
Apple Incorporated	2,778	883,237

Materials: 4.69%

Chemicals: 4.14%
Corteva Incorporated	120,549	3,292,193
Linde plc	29,267	5,921,885

		9,214,078

Metals & Mining: 0.55%
Freeport-McMoRan Incorporated	133,773	1,213,321

Real Estate: 3.91%

Equity REITs: 2.16%
Invitation Homes Incorporated	16,048	422,062
Iron Mountain Incorporated	80,447	2,072,315
Prologis Incorporated	1,659	151,799
PS Business Parks Incorporated	4,621	617,550
The Geo Group Incorporated	129,916	1,556,394

		4,820,120

Real Estate Management & Development: 1.75%
CBRE Group Incorporated Class A †	88,448	3,889,943

Utilities: 5.31%

Electric Utilities: 2.14%
Duke Energy Corporation	55,604	4,761,371

Gas Utilities: 0.86%
UGI Corporation	60,154	1,915,303

Independent Power & Renewable Electricity Producers: 1.44%
AES Corporation	255,748	3,194,293

Multi-Utilities: 0.87%
MDU Resources Group Incorporated	88,981	1,936,227

Total Common Stocks (Cost $192,189,229)		216,787,347

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Large Company Value Portfolio

Portfolio of investments—May 31, 2020

	Yield	Shares	Value
Short-Term Investments: 1.60%

Investment Companies: 1.60%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%	3,557,730	$3,557,730

Total Short-Term Investments (Cost $3,557,730)			3,557,730

Total investments in securities (Cost $195,746,959)	99.05%	220,345,077

Other assets and liabilities, net	0.95	2,103,505

Total net assets	100.00%	$222,448,582

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	34	6-19-2020	$4,569,880	$5,171,400	$601,520	$0

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	4,806,420	77,621,028	(78,869,718)	3,557,730	$0	$0	$44,218	$3,557,730	1.60%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  7

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $192,189,229)	$216,787,347
Investments in affiliated securities, at value (cost 3,557,730)	3,557,730
Segregated cash for futures contracts	1,800,000
Receivable for dividends	337,440
Receivable for daily variation margin on open futures contracts	6,670
Prepaid expenses and other assets	27,423

Total assets	222,516,610

Liabilities
Advisory fee payable	62,726
Professional fees payable	4,047
Trustees’ fees and expenses payable	748
Custody fees payable	507

Total liabilities	68,028

Total net assets	$222,448,582

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Large Company Value Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $9,620)	$5,777,823
Income from affiliated securities	44,218

Total investment income	5,822,041

Expenses
Advisory fee	833,771
Custody and accounting fees	12,116
Professional fees	48,736
Shareholder report expenses	3,630
Trustees’ fees and expenses	21,020
Other fees and expenses	8,395

Total expenses	927,668
Less: Fee waivers and/or expense reimbursements	(162)

Net expenses	927,506

Net investment income	4,894,535

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(22,338,245)
Futures contracts	(603,129)

Net realized losses on investments	(22,941,374)

Net change in unrealized gains (losses) on
Unaffiliated securities	22,927,403
Futures contracts	898,863

Net change in unrealized gains (losses) on investments	23,826,266

Net realized and unrealized gains (losses) on investments	884,892

Net increase in net assets resulting from operations	$5,779,427

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  9

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$4,894,535	$5,990,384
Net realized losses on investments	(22,941,374)	(1,847,084)
Net change in unrealized gains (losses) on investments	23,826,266	(3,272,678)

Net increase in net assets resulting from operations	5,779,427	870,622

Capital transactions
Transactions in investors’ beneficial interests
Contributions	18,442,858	260,981,430
Withdrawals	(50,929,441)	(74,532,452)

Net increase (decrease) in net assets resulting from capital transactions	(32,486,583)	186,448,978

Total increase (decrease) in net assets	(26,707,156)	187,319,600

Net assets
Beginning of period	249,155,738	61,836,138

End of period	$222,448,582	$249,155,738

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Large Company Value Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	(0.09)%	(0.94)%	9.80%	13.22%	(3.92)%
Ratios to average net assets (annualized)
Gross expenses	0.39%	0.39%	0.49%	0.68%	0.76%
Net expenses	0.39%	0.39%	0.42%	0.66%	0.74%
Net investment income	2.05%	2.29%	1.56%	1.45%	1.54%
Supplemental data
Portfolio turnover rate	335%	246%	244%	203%	50%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Portfolio  |  11

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

12  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $203,349,279 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$25,470,227

Gross unrealized losses	(7,872,909)

Net unrealized gains	$17,597,318

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Large Company Value Portfolio  |  13

Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$21,611,484	$0	$0	$21,611,484

Consumer discretionary	19,099,026	0	0	19,099,026

Consumer staples	20,931,881	0	0	20,931,881

Energy	7,337,602	0	0	7,337,602

Financials	37,982,746	0	0	37,982,746

Health care	43,915,411	0	0	43,915,411

Industrials	18,302,674	0	0	18,302,674

Information technology	16,661,867	0	0	16,661,867

Materials	10,427,399	0	0	10,427,399

Real estate	8,710,063	0	0	8,710,063

Utilities	11,807,194	0	0	11,807,194

Short-term investments

Investment companies	3,557,730	0	0	3,557,730

	220,345,077	0	0	220,345,077

Futures contracts	601,520	0	0	601,520

Total assets	$220,946,597	$0	$0	$220,946,597

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.350%

Next $4 billion	0.325

Over $5 billion	0.300

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.35% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Portfolio increase.

14  |  Wells Fargo Large Company Value Portfolio

Notes to financial statements

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $788,817,341 and $815,809,311, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2020, the Portfolio entered into futures contracts used for uninvested cash to enter into futures contracts to gain market exposure. The Portfolio had an average notional amount of $3,952,797 in long futures contracts during the year ended May 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Portfolios’ organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Large Company Value Portfolio  |  15

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as May 31, 2020, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

16  |  Wells Fargo Large Company Value Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Large Company Value Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Wells Fargo Large Company Value Portfolio  |  21

Other information (unaudited)

Portfolio investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than or in range of the average investment performance of the Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was higher than the average performance of the Universe for all periods ended March 31, 2020. The Board also noted that the investment performance of the Portfolio was lower than its benchmark index, the Russell 1000® Value Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Russell 1000® Value Index, for the one- and three-year periods ended March 31, 2020, and lower than its benchmark index, the Russell 1000® Value Index, for the five- and ten-year periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance.

The Board received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

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Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Large Company Value Portfolio  |  23

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

24  |  Wells Fargo Large Company Value Portfolio

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

Annual Report

May 31, 2020

Wells Fargo International Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo International Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Value Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo International Value Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo International Value Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo International Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

LSV Asset Management

Portfolio managers

Josef Lakonishok, Ph.D.

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFFAX)	10-31-2003	-14.86	-3.41	2.46	-9.66	-2.26	3.07	1.33	1.24

Class C (WFVCX)	4-8-2005	-11.38	-3.01	2.28	-10.38	-3.01	2.28	2.08	1.99

Class R6 (WFRVX)[4]	7-31-2018	–	–	–	-9.27	-1.89	3.49	0.90	0.84

Administrator Class (WFVDX)	4-8-2005	–	–	–	-9.60	-2.22	3.21	1.25	1.14

Institutional Class (WFVIX)	8-31-2006	–	–	–	-9.32	-1.91	3.48	1.00	0.89

MSCI EAFE Value Index (Net)[5]	–	–	–	–	-13.03	-2.89	2.96	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo International Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.24% for Class A, 1.99% for Class C, 0.84% for Class R6, 1.14% for Administrator Class, and 0.89% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, and Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The MSCI EAFE Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. You cannot invest directly in an index.

[8]

The MSCI EAFE Growth Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of growth securities within developed equity markets, excluding the United States and Canada. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

Wells Fargo International Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2020.

∎

While value stocks continued to underperform in the period, strong stock selection and positive sector allocation contributed to the Fund’s outperformance relative to the value benchmark. The Fund’s underweight to financials—in particular, the underweight to banks—and overweight to health care and consumer staples stocks relative to the value benchmark had a positive impact on results. While the Fund’s holdings in the industrials and consumer discretionary sectors struggled, stock selection was strong in the materials, financials, energy, and information technology (IT) sectors.

∎	The most significant detractor in the period was the poor environment for value stocks, which lagged growth stocks by more than 20% in the developed international markets.

International developed stock markets declined during the period.

International developed stock markets declined over the past 12 months, with the MSCI EAFE Index (Net)7 falling 2.81%. Value stocks trailed growth stocks by a significant margin in the period, as the MSCI EAFE Value Index (Net) declined 13.03% while the MSCI EAFE Growth Index (Net)8 gained 7.44%. Global equity markets finished 2019 on a strong note, rallying on strong economic data, reduced trade tensions, and continued accommodative central bank policies around the world. The market advance was abruptly interrupted in the first quarter of 2020 as the coronavirus pandemic prompted sweeping economic shutdowns across the globe. The economic impacts of containment measures and worldwide recessionary fears sent equities sharply lower, particularly value stocks, which were punished in the sell-off. There was a wide dispersion of sector returns for the trailing 12 months. Health care stocks advanced nearly 30% and IT stocks were up 15%. However, energy stocks fell more than 30% while financials and real estate stocks declined nearly 20%.

Ten largest holdings (%) as of May 31, 2020[9]

Roche Holding AG	3.38

Sanofi SA	2.18

Novartis AG	2.16

KDDI Corporation	1.70

Nippon Telegraph & Telephone Corporation	1.63

GlaxoSmithKline plc	1.59

Koninklijke Ahold Delhaize NV	1.47

Enel SpA	1.41

Total SA	1.39

British American Tobacco plc	1.14

Strong stock selection and sector allocation contributed to the Fund’s relative performance.

The difficult environment for value stocks had a negative impact on results given the Fund’s emphasis on deeper value stocks. However, strong stock selection and positive sector allocation contributed to the Fund’s outperformance relative to the value benchmark. The Fund’s underweight to financials—in particular, the underweight to banks—and overweight to health care and consumer staples stocks relative to the value benchmark had a positive impact on results. While the Fund’s holdings in the industrials and consumer discretionary sectors struggled, stock selection was strong in the materials, financials, energy, and IT sectors.

Sector allocation as of May 31, 2020[10]

Geographic allocation as of May 31, 2020[10]

Please see footnotes on page 7.

8  |  Wells Fargo International Value Fund

Performance highlights (unaudited)

Top-contributing stocks included pharmaceutical holdings Roche Holding Limited AG and Astellas Pharma Incorporated, which were up approximately 30%. Materials holdings Fortescue Metals, Highland Gold Mining, and China Resources Cement Holdings also contributed for the period. Underweights to integrated oil and gas companies Royal Dutch Shell and BP plc also added value. Integrated oil and gas stocks declined 35% as oil prices plummeted due to both demand and supply shocks. In addition, underweights to financials HSBC Holdings* and Banco Santander added value.

Brazilian financial holdings hurt performance.

Detractors included Brazilian financial holdings Banco do Estado do Rio Grande do Sul and Banco do Brasil* as well as Natixis in the financials sector and industrials holding Schneider Electric*. Underweights to Novartis AG, Toyota Motor Company*, Softbank Group*, and British American Tobacco all detracted, although we began buying Novartis and British American Tobacco late in the period.

The most significant changes to sector exposures during the period included an increase in IT and health care stocks and a decrease in industrials and utilities stocks. The Fund added to several pharmaceutical holdings, including Astellas Pharma, Kaken Pharmaceutical, Teva Pharmaceutical, and Bayer, and initiated a position in Swiss pharmaceutical company Novartis. The Fund initiated positions in several IT stocks, including Hon Hai Precision Technology, Tripod Technology, and Wistron Corporation in Taiwan and added to IT holdings Tech Mahindra in India and semiconductor company Siltronic.

The Fund reduced its weight to the industrials and utilities sectors relative to the value benchmark. The Fund trimmed its positions in U.K. aerospace and defense holding BAE Systems and engineering and construction company Bouygues in France. The Fund sold several Japanese industrials, including Central Glass, Fujikura, and Maeda Road Construction. Among utilities, the Fund sold Iberdrola in Spain and reduced the weight to Italian utility Enel.

The Fund is overweight the industrials, consumer staples, IT, and health care sectors relative to the value benchmark while underweight the financials, utilities, communication services, and real estate sectors.

We believe the Fund is well positioned given the recent difficult environment for value stocks.

Both in normal market periods and during large stock market downturns as we experienced in early 2020, the Fund has employed a disciplined, diversified, value-oriented approach that patiently takes advantage of investors’ tendency to overreact to information about the prospects of each company’s long-term earnings and cash flows. While value stocks have suffered over the past few years, we have weathered previous tough periods for our approach. It has been our experience that difficult periods for value stocks have historically presented investors with some of the best buying opportunities in history and this recent episode of value underperformance seems to be providing such opportunities.

Please see footnotes on page 7.

Wells Fargo International Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$822.65	$5.65	1.24%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26	1.24%

Class C

Actual	$1,000.00	$818.68	$9.04	1.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.06	$10.01	1.99%

Class R6

Actual	$1,000.00	$823.59	$3.82	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.24	0.84%

Administrator Class

Actual	$1,000.00	$822.73	$5.19	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.75	1.14%

Institutional Class

Actual	$1,000.00	$824.34	$4.06	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	$4.49	0.89%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo International Value Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 101.96%

Affiliated Master Portfolio: 101.96%
Wells Fargo International Value Portfolio	$591,513,965

Total Investment Companies (Cost $704,237,519)	591,513,965

Total investments in securities (Cost $704,237,519)	101.96%	591,513,965

Other assets and liabilities, net	(1.96)	(11,363,618)

Total net assets	100.00%	$580,150,347

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo International Value Portfolio	79%	75%	$(11,553,693)	$(47,127,244)	$24,568,929	$584,487	$591,513,965	101.96%

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $704,237,519)	$591,513,965
Receivable for Fund shares sold	156,467
Receivable from manager	72,589
Prepaid expenses and other assets	198,310

Total assets	591,941,331

Liabilities
Payable for Fund shares redeemed	11,700,659
Administration fees payable	67,044
Distribution fee payable	247
Trustees’ fees and expenses payable	825
Accrued expenses and other liabilities	22,209

Total liabilities	11,790,984

Total net assets	$580,150,347

Net assets consist of
Paid-in capital	$705,098,664
Total distributable loss	(124,948,317)

Total net assets	$580,150,347

Computation of net asset value and offering price per share
Net assets – Class A	$64,413,639
Shares outstanding – Class A1	5,414,640
Net asset value per share – Class A	$11.90
Maximum offering price per share – Class A2	$12.63
Net assets – Class C	$413,978
Shares outstanding – Class C1	35,646
Net asset value per share – Class C	$11.61
Net assets – Class R6	$2,843,048
Shares outstanding – Class R6[1]	241,890
Net asset value per share – Class R6	$11.75
Net assets – Administrator Class	$2,270,868
Shares outstanding – Administrator Class[1]	189,237
Net asset value per share – Administrator Class	$12.00
Net assets – Institutional Class	$510,208,814
Shares outstanding – Institutional Class[1]	43,401,590
Net asset value per share – Institutional Class	$11.76

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo International Value Fund

Statement of operations—year ended May 31, 2020

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $3,630,890)	$24,568,929
Affiliated income allocated from affiliated Master Portfolio	584,487
Expenses allocated from affiliated Master Portfolio	(6,587,687)
Waivers allocated from affiliated Master Portfolios	2,171

Total investment income	18,567,900

Expenses
Management fee	412,177
Administration fees
Class A	142,265
Class C	1,171
Class R6	377
Administrator Class	3,869
Institutional Class	977,363
Shareholder servicing fees
Class A	169,354
Class C	1,392
Administrator Class	7,437
Distribution fee
Class C	4,174
Custody and accounting fees	25,859
Professional fees	39,206
Registration fees	183,441
Shareholder report expenses	202,045
Trustees’ fees and expenses	21,592
Other fees and expenses	25,332

Total expenses	2,217,054
Less: Fee waivers and/or expense reimbursements
Fund-level	(970,738)
Class A	(5,218)
Class R6	(98)
Class Administrator	(677)
Institutional Class	(166,871)

Net expenses	1,073,452

Net investment income	17,494,448

Realized and unrealized gains (losses) on investments
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(11,553,693)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(47,127,244)

Net realized and unrealized gains (losses) on investments	(58,680,937)

Net decrease in net assets resulting from operations	$(41,186,489)

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment income		$17,494,448		$29,474,112
Net realized losses on investments		(11,553,693)		(1,507,425)
Net change in unrealized gains (losses) on investments		(47,127,244)		(128,322,670)

Net decrease in net assets resulting from operations		(41,186,489)		(100,355,983)

Distributions to shareholders from net investment income and net realized gains
Class A		(1,987,586)		(1,313,945)
Class C		(10,928)		(14,168)
Class R6		(20,220)		(596)[1]
Administrator Class		(93,039)		(77,201)
Institutional Class		(29,054,083)		(20,194,351)

Total distributions to shareholders		(31,165,856)		(21,600,261)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,695,644	34,135,676	3,672,486	53,518,580
Class C	7,349	103,617	16,692	242,225
Class R6	245,451	3,473,318	24,567 [1]	344,146 [1]
Administrator Class	12,438	168,373	32,361	477,105
Institutional Class	14,319,614	186,253,039	18,526,386	265,263,060

		224,134,023		319,845,116

Reinvestment of distributions
Class A	131,792	1,986,109	100,957	1,313,445
Class C	741	10,928	1,114	14,168
Class R6	1,307	19,422	0 [1]	0 [1]
Administrator Class	6,052	91,935	5,827	76,387
Institutional Class	1,945,419	28,908,926	1,565,162	20,081,032

		31,017,320		21,485,032

Payment for shares redeemed
Class A	(1,650,931)	(23,070,567)	(2,002,351)	(28,345,901)
Class C	(23,596)	(307,728)	(41,168)	(575,161)
Class R6	(29,425)	(350,322)	(10)[1]	(134)[1]
Administrator Class	(76,336)	(1,034,358)	(169,343)	(2,557,464)
Institutional Class	(31,599,337)	(426,275,889)	(14,671,752)	(210,525,992)

		(451,038,864)		(242,004,652)

Net increase (decrease) in net assets resulting from capital share transactions		(195,887,521)		99,325,496

Total decrease in net assets		(268,239,866)		(22,630,748)

Net assets
Beginning of period		848,390,213		871,020,961

End of period		$580,150,347		$848,390,213

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo International Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.55	$15.68	$14.88	$12.83	$14.85
Net investment income	0.27 [1]	0.47 [1]	0.72 [1]	0.09 [1]	0.26
Net realized and unrealized gains (losses) on investments	(1.49)	(2.27)	0.35	2.26	(2.08)

Total from investment operations	(1.22)	(1.80)	1.07	2.35	(1.82)
Distributions to shareholders from
Net investment income	(0.43)	(0.33)	(0.27)	(0.30)	(0.20)
Net asset value, end of period	$11.90	$13.55	$15.68	$14.88	$12.83
Total return[2]	(9.66)%	(11.42)%	7.12%	18.65%	(12.31)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.37%	1.34%	1.34%	1.39%	1.46%
Net expenses[3]	1.25%	1.33%	1.34%	1.35%	1.39%
Net investment income[3]	1.99%	3.22%	4.48%	0.69%	1.98%
Supplemental data
Portfolio turnover rate[4]	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$64,414	$57,427	$38,677	$2,571	$4,981

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.85%
Year ended May 31, 2016	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.20	$15.24	$14.60	$12.56	$14.54
Net investment income	0.15 [1]	0.36	0.21	0.23	0.17
Net realized and unrealized gains (losses) on investments	(1.46)	(2.21)	0.73	1.97	(2.05)

Total from investment operations	(1.31)	(1.85)	0.94	2.20	(1.88)
Distributions to shareholders from
Net investment income	(0.28)	(0.19)	(0.30)	(0.16)	(0.10)
Net asset value, end of period	$11.61	$13.20	$15.24	$14.60	$12.56
Total return[2]	(10.38)%	(12.10)%	6.36%	17.69%	(12.95)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.12%	2.08%	2.10%	2.16%	2.21%
Net expenses[3]	2.00%	2.08%	2.10%	2.10%	2.14%
Net investment income[3]	1.13%	1.92%	1.40%	1.57%	1.25%
Supplemental data
Portfolio turnover rate[4]	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$414	$675	$1,135	$832	$783

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo International Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$13.39	$15.44
Net investment income	0.37 [1]	0.51
Net realized and unrealized gains (losses) on investments	(1.52)	(2.19)

Total from investment operations	(1.15)	(1.68)
Distributions to shareholders from
Net investment income	(0.49)	(0.37)
Net asset value, end of period	$11.75	$13.39
Total return[2]	(9.27)%	(10.85)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.97%	0.92%
Net expenses[3]	0.84%	0.89%
Net investment income[3]	3.01%	7.19%
Supplemental data
Portfolio turnover rate[4]	20%	13%
Net assets, end of period (000s omitted)	$2,843	$329

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.79%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.66	$15.76	$15.04	$12.91	$14.73
Net investment income	0.27 [1]	0.43 [1]	0.37 [1]	0.33 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(1.49)	(2.23)	0.73	2.05	(1.96)

Total from investment operations	(1.22)	(1.80)	1.10	2.38	(1.82)
Distributions to shareholders from
Net investment income	(0.44)	(0.30)	(0.38)	(0.25)	0.00
Net asset value, end of period	$12.00	$13.66	$15.76	$15.04	$12.91
Total return	(9.60)%	(11.33)%	7.25%	18.66%	(12.36)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.29%	1.25%	1.27%	1.33%	1.36%
Net expenses[2]	1.15%	1.24%	1.25%	1.25%	1.25%
Net investment income[2]	1.99%	2.92%	2.30%	2.46%	0.99%
Supplemental data
Portfolio turnover rate[3]	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$2,271	$3,375	$5,961	$5,407	$11,873

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo International Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.39	$15.48	$14.80	$12.73	$14.75
Net investment income	0.29 [1]	0.48 [1]	0.41	0.39	0.36
Net realized and unrealized gains (losses) on investments	(1.44)	(2.22)	0.71	1.99	(2.12)

Total from investment operations	(1.15)	(1.74)	1.12	2.38	(1.76)
Distributions to shareholders from
Net investment income	(0.48)	(0.35)	(0.44)	(0.31)	(0.26)
Net asset value, end of period	$11.76	$13.39	$15.48	$14.80	$12.73
Total return	(9.32)%	(11.13)%	7.51%	19.04%	(11.98)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.04%	1.01%	1.02%	1.07%	1.13%
Net expenses[2]	0.90%	0.99%	1.00%	1.00%	1.00%
Net investment income[2]	2.13%	3.35%	2.43%	2.95%	2.81%
Supplemental data
Portfolio turnover rate[3]	20%	13%	15%	41%	14%
Net assets, end of period (000s omitted)	$510,209	$786,584	$825,247	$713,180	$456,239

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.80%
Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.86%
Year ended May 31, 2016	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo International Value Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 75% of Wells Fargo International Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Wells Fargo International Value Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $708,139,189 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(116,625,224)

Net unrealized losses	$(116,625,224)

As of May 31, 2020, the Fund had capital loss carryforwards which consist of $13,306,325 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Fair value of affiliated Master Portfolio

Wells Fargo International Value Portfolio	Seek long-term capital appreciation	$591,513,965

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Wells Fargo International Value Fund  |  21

Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.24% for Class A shares, 1.99% for Class C shares, 0.84% for Class R6 shares, 1.14% for Administrator Class shares, and 0.89% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to July 1, 2019, the Fund’s expenses were capped at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $2,262 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $148,098,653 and $289,079,036, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

22  |  Wells Fargo International Value Fund

Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $31,165,856 and $21,600,261 of ordinary income for the years ended May 31, 2020 and May 31, 2019, respectively.

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$4,983,232	$(116,625,224)	$(13,306,325)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of geographic regions. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any geographic region, the Fund may in turn be more affected by changes in that geographic region than a fund whose investments are not heavily weighted in any geographic region. As of the end of the period, the Fund invested a concentration of its portfolio in Europe.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo International Value Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

24  |  Wells Fargo International Value Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 97.29%

Australia: 4.76%
AGL Energy Limited (Utilities, Multi-Utilities)	263,700	$2,954,376
Beach Petroleum Limited (Energy, Oil, Gas & Consumable Fuels)	1,639,000	1,770,799
BlueScope Steel Limited (Materials, Metals & Mining)	403,600	2,973,561
Fortescue Metals Group Limited (Materials, Metals & Mining)	791,200	7,324,461
Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail)	1,228,714	2,666,327
Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	311,600	2,693,685
Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,164,200	2,095,628
Mirvac Group (Real Estate, Equity REITs)	1,225,100	1,922,036
Myer Holdings Limited (Consumer Discretionary, Multiline Retail) †	1,702,400	312,679
Qantas Airways Limited (Industrials, Airlines)	1,241,700	3,314,614
Rio Tinto Limited (Materials, Metals & Mining)	63,300	3,953,664
South32 Limited (Materials, Metals & Mining)	1,057,700	1,337,317
St. Barbara Limited (Materials, Metals & Mining)	932,700	1,911,436
Super Cheap Auto Group Limited (Consumer Discretionary, Specialty Retail)	422,200	2,359,778

		37,590,361

Austria: 0.71%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	80,400	2,656,723
Raiffeisen Bank International AG (Financials, Banks)	161,900	2,966,431

		5,623,154

Belgium: 0.55%
Bpost SA (Industrials, Air Freight & Logistics)	105,700	693,107
UCB SA (Health Care, Pharmaceuticals)	36,600	3,663,117

		4,356,224

Brazil: 0.84%
Banco do Brasil SA (Financials, Banks)	268,900	1,554,050
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	212,400	2,296,625
JBS SA (Consumer Staples, Food Products)	676,000	2,783,149

		6,633,824

Canada: 0.94%
Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	74,000	3,663,318
Magna International Incorporated (Consumer Discretionary, Auto Components)	88,500	3,731,932

		7,395,250

China: 3.12%
Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	1,900,000	1,971,930
China Communications Services Corporation Limited H Shares (Industrials, Construction & Engineering)	2,836,000	1,891,268
China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	5,050,000	2,356,180
China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	2,455,500	2,204,757
China Resources Cement Holdings Limited (Materials, Construction Materials)	4,106,000	5,187,592
China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	6,718,000	2,228,580
PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	2,844,000	2,488,288
Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	922,300	1,462,104
Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	1,777,300	2,976,639
YiChang HEC ChangJiang Pharmaceutical Company Limited H Shares (Health Care, Pharmaceuticals)	541,000	1,923,188

		24,690,526

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  25

Portfolio of investments—May 31, 2020

	Shares	Value
Denmark: 1.01%
Danske Bank AS (Financials, Banks) †	150,300	$1,864,552
DFDS AS (Industrials, Marine) †	49,100	1,440,579
Pandora AS (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	58,500	2,931,114
Sydbank AS (Financials, Banks) †	102,782	1,779,374

		8,015,619

Finland: 0.18%
Nordea Bank AB (Financials, Banks) †	203,700	1,387,368

France: 7.99%
Air France-KLM SA (Industrials, Airlines) †	288,100	1,299,679
Arkema SA (Materials, Chemicals)	42,992	3,769,981
AXA SA (Financials, Insurance) †	242,100	4,442,270
BNP Paribas SA (Financials, Banks)	123,579	4,447,042
Bouygues SA (Industrials, Construction & Engineering) †	61,700	1,892,997
Compagnie de Saint-Gobain SA (Industrials, Building Products)	94,700	3,099,106
Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components)	32,700	3,309,592
Credit Agricole SA (Financials, Banks)	299,500	2,629,362
Engie SA (Utilities, Multi-Utilities)	256,900	3,053,075
Natixis SA (Financials, Capital Markets)	877,400	1,967,499
Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	966,096
Renault SA (Consumer Discretionary, Automobiles)	55,900	1,267,175
Sanofi SA (Health Care, Pharmaceuticals)	172,100	16,833,922
Societe Bic SA (Industrials, Commercial Services & Supplies)	46,300	2,472,099
Societe Generale SA (Financials, Banks)	63,400	937,866
Total SA (Energy, Oil, Gas & Consumable Fuels)	283,800	10,761,919

		63,149,680

Germany: 8.57%
Allianz AG (Financials, Insurance)	33,400	6,053,288
Aurubis AG (Materials, Metals & Mining)	43,296	2,507,128
Bayer AG (Health Care, Pharmaceuticals)	90,400	6,179,706
Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	64,800	3,797,678
Covestro AG (Materials, Chemicals) 144A†	102,800	3,821,795
Daimler AG (Consumer Discretionary, Automobiles)	87,100	3,245,477
Deutsche Lufthansa AG (Industrials, Airlines)	223,600	2,273,032
Deutsche Post AG (Industrials, Air Freight & Logistics)	209,800	6,570,561
Merck KGaA (Health Care, Pharmaceuticals)	33,600	3,873,241
Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	18,500	4,218,723
Rheinmetall AG (Industrials, Industrial Conglomerates)	30,300	2,467,796
Siemens AG (Industrials, Industrial Conglomerates)	67,800	7,475,269
Siltronic AG (Information Technology, Semiconductors & Semiconductor Equipment)	43,000	4,247,572
United Internet AG (Communication Services, Diversified Telecommunication Services)	103,800	4,275,792
Volkswagen AG (Consumer Discretionary, Automobiles)	42,200	6,714,156

		67,721,214

Hong Kong: 3.27%
China Water Affairs Group Limited (Utilities, Water Utilities)	1,965,000	1,313,940
CK Hutchison Holdings Limited (Industrials, Industrial Conglomerates)	509,000	3,133,850
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,606,500	3,185,708
Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	2,826,000	1,529,423
Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	2,389,000	2,100,637
Sinotruk Hong Kong Limited (Industrials, Machinery)	1,807,000	4,404,550
Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	8,404,000	2,191,719
WH Group Limited (Consumer Staples, Food Products) 144A	4,116,000	3,580,691

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo International Value Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value

Hong Kong (continued)
Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,816,000	$2,991,802
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,005,000	1,447,135

		25,879,455

India: 0.44%
REC Limited (Financials, Diversified Financial Services)	1,086,900	1,275,623
Tech Mahindra Limited (Information Technology, IT Services)	316,000	2,222,319

		3,497,942

Ireland: 0.62%
C&C Group plc (Consumer Staples, Beverages)	240,000	571,655
Grafton Group plc (Industrials, Trading Companies & Distributors)	108,800	841,405
Smurfit Kappa Group plc (Materials, Containers & Packaging)	106,800	3,487,625

		4,900,685

Israel: 0.32%
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals) †	206,100	2,569,363

Italy: 2.73%
A2A SpA (Utilities, Multi-Utilities)	2,121,107	2,959,647
Enel SpA (Utilities, Electric Utilities)	1,405,800	10,869,256
Leonardo SpA (Industrials, Aerospace & Defense)	325,500	2,043,435
Mediobanca SpA (Financials, Banks)	371,363	2,442,953
UnipolSai Assicurazioni SpA (Financials, Insurance)	1,453,100	3,234,206

		21,549,497

Japan: 23.82%
Adeka Corporation (Materials, Chemicals)	203,500	2,837,177
Alfresa Holdings Corporation (Health Care, Health Care Providers & Services)	172,800	3,487,991
Asahi Glass Company Limited (Industrials, Building Products)	121,800	3,454,659
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	454,800	8,126,336
Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	200,800	3,799,914
Credit Saison Company Limited (Financials, Consumer Finance)	279,600	3,342,481
Daiwa House Industry Company Limited (Real Estate, Real Estate Management & Development)	97,700	2,424,191
Denka Company Limited (Materials, Chemicals)	99,700	2,453,744
DIC Incorporated (Materials, Chemicals)	124,900	3,264,576
Fuji Machine Manufacturing Company Limited (Industrials, Machinery)	139,400	2,587,016
Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	133,700	1,673,480
Hitachi Capital Corporation (Financials, Consumer Finance)	99,700	2,110,837
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	73,400	2,370,761
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	229,100	5,965,441
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	434,600	4,082,046
Itochu Corporation (Industrials, Trading Companies & Distributors)	397,400	8,545,878
Japan Airlines Company Limited (Industrials, Airlines)	108,600	2,132,548
JTEKT Corporation (Consumer Discretionary, Auto Components)	97,500	789,387
JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	2,917,637
Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	37,200	2,050,553
KDDI Corporation (Communication Services, Wireless Telecommunication Services)	451,200	13,170,159
Komatsu Limited (Industrials, Machinery)	178,300	3,605,478
Makino Milling Machine Company Limited (Industrials, Machinery)	35,500	1,100,317
Marubeni Corporation (Industrials, Trading Companies & Distributors)	779,300	3,794,190
Matsumotokiyoshi Holdings Company Limited (Consumer Staples, Food & Staples Retailing)	119,100	4,461,963
Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	269,700	4,030,965
Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	1,275,400	5,294,355
Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	699,300	3,429,068

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  27

Portfolio of investments—May 31, 2020

	Shares	Value

Japan (continued)
Mitsui Chemicals Incorporated (Materials, Chemicals)	177,100	$3,693,112
Mizuho Financial Group Incorporated (Financials, Banks)	3,425,200	4,275,135
Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	554,100	12,611,974
Nomura Holdings Incorporated (Financials, Capital Markets)	840,500	3,622,409
ORIX Corporation (Financials, Diversified Financial Services)	319,600	4,229,417
Resona Holdings Incorporated (Financials, Banks)	1,348,600	4,877,162
Ryobi Limited (Industrials, Machinery)	117,400	1,530,852
Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	58,300	3,214,872
Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,855,500	4,323,164
Sompo Holdings Incorporated NKSJ Holdings Inc(Financials, Insurance)	85,400	3,046,360
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	248,700	2,996,609
Sumitomo Heavy Industries Limited (Industrials, Machinery)	140,900	3,232,514
Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	173,200	5,026,663
T&D Holdings Incorporated (Financials, Insurance)	324,400	2,946,584
Teijin Limited (Materials, Chemicals)	229,500	3,761,362
The Keiyo Bank Limited (Financials, Banks)	224,300	1,082,747
The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	172,900	2,621,458
Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,260,192
Tokuyama Corporation (Materials, Chemicals)	137,800	3,307,499
Toyo Ink SC Holding Company Limited (Materials, Chemicals)	75,000	1,452,045
Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	180,900	2,562,598
UBE Industries Limited (Materials, Chemicals)	149,300	2,671,232
ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	85,100	2,570,062

		188,219,170

Netherlands: 3.01%
ABN AMRO Group NV (Financials, Banks) 144A	161,500	1,285,012
Aegon NV (Financials, Insurance)	566,623	1,520,646
ASR Nederland NV (Financials, Insurance)	83,831	2,304,624
ING Groep NV (Financials, Banks)	282,500	1,836,703
Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	449,900	11,406,731
RHI Magnesita NV (Materials, Construction Materials)	64,721	1,943,309
Signify NV (Industrials, Electrical Equipment) 144A	161,000	3,466,879

		23,763,904

Norway: 0.95%
DNB ASA (Financials, Banks) †	207,900	2,837,385
Grieg Seafood ASA (Consumer Staples, Food Products)	148,900	1,524,824
Leroy Seafood Group ASA (Consumer Staples, Food Products)	558,599	3,135,605

		7,497,814

Poland: 0.22%
Asseco Poland SA (Information Technology, Software)	93,400	1,703,373

Russia: 1.27%
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	117,614	2,793,732
Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	886	20,910
Gazprom PAO ADR (Energy, Oil, Gas & Consumable Fuels)	381,300	2,141,293
Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	17,599	1,325,029
Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	50,101	3,764,326

		10,045,290

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo International Value Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Singapore: 0.48%
DBS Group Holdings Limited (Financials, Banks)	127,600	$1,765,281
United Overseas Bank Limited (Financials, Banks)	148,600	2,058,181

		3,823,462

South Africa: 0.16%
Absa Group Limited (Financials, Banks)	274,900	1,278,313

South Korea: 2.22%
BNK Financial Group Incorporated (Financials, Banks)	440,300	1,812,535
Industrial Bank of Korea (Financials, Banks)	264,500	1,776,531
JB Financial Group Company Limited (Financials, Banks)	25,418	97,871
KB Financial Group Incorporated (Financials, Banks)	79,300	2,164,184
KT&G Corporation (Consumer Staples, Tobacco)	52,100	3,535,940
LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	343,500	3,658,376
SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	14,800	2,584,843
Woori Financial Group Incorporated (Financials, Banks)	254,400	1,877,264

		17,507,544

Spain: 1.33%
Banco Santander Central Hispano SA (Financials, Banks)	731,000	1,671,297
Enagás SA (Utilities, Gas Utilities)	121,100	2,729,560
International Consolidated Airlines Group SA (Industrials, Airlines)	548,044	1,559,852
Repsol SA (Energy, Oil, Gas & Consumable Fuels)	482,100	4,539,007

		10,499,716

Sweden: 1.76%
Boliden AB (Materials, Metals & Mining)	155,500	3,397,889
Electrolux AB Class B (Consumer Discretionary, Household Durables)	122,900	2,026,359
Electrolux Professional AB Class B (Industrials, Machinery) †	122,900	444,903
Volvo AB Class B (Industrials, Machinery) †	563,800	8,045,074

		13,914,225

Switzerland: 8.91%
Baloise Holding AG (Financials, Insurance)	30,400	4,350,100
Credit Suisse Group AG (Financials, Capital Markets)	452,200	4,155,936
Helvetia Holding AG (Financials, Insurance)	21,500	1,916,461
Novartis AG (Health Care, Pharmaceuticals)	192,040	16,718,214
Roche Holding AG (Health Care, Pharmaceuticals)	75,400	26,172,963
Swiss Life Holding AG (Financials, Insurance)	7,600	2,693,886
Swiss Reinsurance AG (Financials, Insurance)	62,800	4,288,706
UBS Group AG (Financials, Capital Markets)	424,002	4,539,203
Valiant Holding AG (Financials, Banks)	17,400	1,551,662
Zurich Insurance Group AG (Financials, Insurance)	12,400	4,012,660

		70,399,791

Taiwan: 1.82%
Catcher Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	217,000	1,581,478
Hon Hai Precision Industry Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,042,000	2,636,148
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	1,067,000	3,455,636
Tripod Technology Corporation (Information Technology, Electronic Equipment, Instruments & Components)	823,000	3,094,809
Wistron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	3,768,000	3,592,356

		14,360,427

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  29

Portfolio of investments—May 31, 2020

	Shares	Value
Thailand: 0.57%
Krung Thai Bank PCL ADR (Financials, Banks)	3,618,100	$1,171,532
Quality House PCL (Real Estate, Real Estate Management & Development)	24,369,400	1,654,760
Thanachart Capital PCL (Financials, Banks)	1,481,500	1,699,929

		4,526,221

Turkey: 0.52%
Coca-Cola Icecek Uretim AS (Consumer Staples, Beverages)	83,461	495,432
Koc Holding AS (Industrials, Industrial Conglomerates)	857,500	2,027,428
TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	520,000	1,552,094

		4,074,954

United Kingdom: 14.20%
3i Group plc (Financials, Capital Markets)	265,500	2,716,982
Anglo American plc (Materials, Metals & Mining)	273,400	5,787,613
Aviva plc (Financials, Insurance)	704,391	2,172,717
Babcock International Group plc (Industrials, Commercial Services & Supplies)	516,789	2,451,777
BAE Systems plc (Industrials, Aerospace & Defense)	973,900	6,010,736
Barclays plc (Financials, Banks)	1,661,400	2,375,050
Barratt Developments plc (Consumer Discretionary, Household Durables)	329,100	2,035,682
Bellway plc (Consumer Discretionary, Household Durables)	80,100	2,556,933
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	195,500	1,857,505
BP plc (Energy, Oil, Gas & Consumable Fuels)	1,371,200	5,243,384
British American Tobacco plc (Consumer Staples, Tobacco)	221,400	8,780,814
BT Group plc (Communication Services, Diversified Telecommunication Services)	1,544,700	2,223,938
Centrica plc (Utilities, Multi-Utilities)	1,821,200	826,234
Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	345,400	1,136,285
Firstgroup plc (Industrials, Road & Rail) †	802,300	552,913
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	595,100	12,326,131
Highland Gold Mining Limited (Materials, Metals & Mining)	1,280,734	4,071,132
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	207,800	3,790,306
Inchcape plc (Consumer Discretionary, Distributors)	423,425	2,632,506
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,688,805	4,049,474
Kingfisher plc (Consumer Discretionary, Specialty Retail)	1,946,000	4,722,910
Legal & General Group plc (Financials, Insurance)	1,127,800	2,784,460
Lloyds Banking Group plc (Financials, Banks)	3,820,600	1,409,048
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	705,000	856,005
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	660,700	506,714
Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	367,200	825,012
Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)	501,100	2,193,446
Petrofac Limited (Energy, Energy Equipment & Services)	522,047	1,111,269
Premier Foods plc (Consumer Staples, Food Products) †	73,926	40,189
QinetiQ Group plc (Industrials, Aerospace & Defense)	556,400	2,042,269
Redrow plc (Consumer Discretionary, Household Durables)	420,064	2,444,603
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	480,700	7,338,777
Royal Mail plc (Industrials, Air Freight & Logistics)	539,626	1,164,142
Tate & Lyle plc (Consumer Staples, Food Products)	497,300	4,148,208
Tesco plc (Consumer Staples, Food & Staples Retailing)	2,473,800	7,024,366

		112,209,530

Total Common Stocks (Cost $913,359,536)		768,783,896

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo International Value Portfolio

Portfolio of investments—May 31, 2020

	Dividend yield	Shares	Value
Preferred Stocks: 0.21%

Brazil: 0.21%
Banco do Estado do Rio Grande do Sul SA Class B (Financials, Banks)	1.22%	711,000	$1,670,809

Total Preferred Stocks (Cost $2,996,311)			1,670,809

	Yield
Short-Term Investments: 0.40%

Investment Companies: 0.40%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12	3,130,999	3,130,999

Total Short-Term Investments (Cost $3,130,999)			3,130,999

Total investments in securities (Cost $919,486,846)	97.90%	773,585,704

Other assets and liabilities, net	2.10	16,607,475

Total net assets	100.00%	$790,193,179

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	64,602,214	205,570,256	(270,172,470)	0	$(339)	$(295)	394,562	#	$0
Wells Fargo Government Money Market Fund Select Class	6,351,554	108,892,566	(112,113,121)	3,130,999	0	0	99,898		3,130,999

					$(339)	$(295)	$494,460		$3,130,999	0.40%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  31

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $916,355,847)	$770,454,705
Investments in affiliated securities, at value (cost $3,130,999)	3,130,999
Foreign currency, at value (cost $10,600,118)	10,073,524
Receivable for dividends	6,927,205
Prepaid expenses and other assets	181,999

Total assets	790,768,432

Liabilities
Payable for investments purchased	68,446
Overdraft due to custodian bank	1,002
Advisory fee payable	505,025
Trustees’ fees and expenses payable	780

Total liabilities	575,253

Total net assets	$790,193,179

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo International Value Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $4,618,628)	$31,220,678
Income from affiliated securities	735,201

Total investment income	31,955,879

Expenses
Advisory fee	7,967,121
Custody and accounting fees	194,813
Professional fees	60,500
Shareholder report expenses	2,632
Trustees’ fees and expenses	20,553
Interest expense	745
Other fees and expenses	44,643

Total expenses	8,291,007
Less: Fee waivers and/or expense reimbursements	(2,901)

Net expenses	8,288,106

Net investment income	23,667,773

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(20,032,001)
Affiliated securities	(339)

Net realized losses on investments	(20,032,340)

Net change in unrealized gains (losses) on
Unaffiliated securities	(56,686,019)
Affiliated securities	(295)

Net change in unrealized gains (losses) on investments	(56,686,314)

Net realized and unrealized gains (losses) on investments	(76,718,654)

Net decrease in net assets resulting from operations	$(53,050,881)

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  33

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$23,667,773	$40,210,852
Net realized losses on investments	(20,032,340)	(6,397,492)
Net change in unrealized gains (losses) on investments	(56,686,314)	(155,017,981)

Net decrease in net assets resulting from operations	(53,050,881)	(121,204,621)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	111,076,835	527,916,476
Withdrawals	(336,573,528)	(237,901,170)

Net increase (decrease) in net assets resulting from capital transactions	(225,496,693)	290,015,306

Total increase (decrease) in net assets	(278,547,574)	168,810,685

Net assets
Beginning of period	1,068,740,753	899,930,068

End of period	$790,193,179	$1,068,740,753

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo International Value Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	(8.99)%	(10.98)%	7.74%	19.16%	(11.85)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.80%	0.82%	0.87%	0.91%
Net expenses	0.80%	0.80%	0.82%	0.87%	0.91%
Net investment income	2.28%	3.53%	2.65%	3.03%	2.50%
Supplemental data
Portfolio turnover rate	20%	13%	15%	41%	14%

The accompanying notes are an integral part of these financial statements.

Wells Fargo International Value Portfolio  |  35

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

36  |  Wells Fargo International Value Portfolio

Notes to financial statements

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $923,416,316 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$70,138,564

Gross unrealized losses	(219,969,176)

Net unrealized losses	$(149,830,612)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Wells Fargo International Value Portfolio  |  37

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$37,590,361	$0	$37,590,361

Austria	0	5,623,154	0	5,623,154

Belgium	0	4,356,224	0	4,356,224

Brazil	6,633,824	0	0	6,633,824

Canada	7,395,250	0	0	7,395,250

China	0	24,690,526	0	24,690,526

Denmark	0	8,015,619	0	8,015,619

Finland	0	1,387,368	0	1,387,368

France	0	63,149,680	0	63,149,680

Germany	0	67,721,214	0	67,721,214

Hong Kong	0	25,879,455	0	25,879,455

India	0	3,497,942	0	3,497,942

Ireland	0	4,900,685	0	4,900,685

Israel	0	2,569,363	0	2,569,363

Italy	0	21,549,497	0	21,549,497

Japan	0	188,219,170	0	188,219,170

Netherlands	0	23,763,904	0	23,763,904

Norway	0	7,497,814	0	7,497,814

Poland	0	1,703,373	0	1,703,373

Russia	1,345,939	8,699,351	0	10,045,290

Singapore	0	3,823,462	0	3,823,462

South Africa	0	1,278,313	0	1,278,313

South Korea	0	17,507,544	0	17,507,544

Spain	0	10,499,716	0	10,499,716

Sweden	444,903	13,469,322	0	13,914,225

Switzerland	0	70,399,791	0	70,399,791

Taiwan	0	14,360,427	0	14,360,427

Thailand	4,526,221	0	0	4,526,221

Turkey	0	4,074,954	0	4,074,954

United Kingdom	506,714	111,702,816	0	112,209,530

Preferred stocks

Brazil	1,670,809	0	0	1,670,809

Short-term investments

Investment companies	3,130,999	0	0	3,130,999

Total assets	$25,654,659	$747,931,045	$0	$773,585,704

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

38  |  Wells Fargo International Value Portfolio

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. LSV Asset Management, which is not an affiliate of the Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $197,842,404 and $386,175,637, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Federal Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo International Value Portfolio  |  39

Notes to financial statements

During the year ended May 31, 2020, the Portfolio had average borrowings outstanding of $23,354 at an average rate of 3.19% and paid interest in the amount of $745.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of geographic regions. As of the end of the period, the Portfolio invested a concentration of its portfolio in Europe. A Portfolio that invests a substantial portion of its assets in any geographic region may be more affected by changes in that geographic region than would be a Portfolio whose investments are not heavily weighted in any geographic region.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

40  |  Wells Fargo International Value Portfolio

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

Wells Fargo International Value Portfolio  |  41

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $30,790,214 of income dividends paid during the fiscal year ended May 31, 2020 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2020. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

42  |  Wells Fargo International Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44  |  Wells Fargo International Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com

Wells Fargo International Value Fund  |  45

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Value Fund and Wells Fargo International Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo International Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with LSV Asset Management (the “Sub-Adviser”) for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management

46  |  Wells Fargo International Value Fund

Other information (unaudited)

is a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the MSCI EAFE Value Index (Net), for all periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the MSCI EAFE Value Index (Net), for all periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Wells Fargo International Value Fund  |  47

Other information (unaudited)

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than, equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes, except for Class A. The Funds Trust Board also noted that the net operating expense ratio caps for all classes of the Gateway Fund were reduced in 2019, and that they would be maintained.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. The Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway

48  |  Wells Fargo International Value Fund

Other information (unaudited)

Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

Wells Fargo International Value Fund  |  49

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report, except that certain securities held by the Portfolio were subject to extended foreign market holiday closures, which caused the Portfolio to reclassify such securities as illiquid temporarily and resulted in the Portfolio temporarily breaching its 15% limit on illiquid investments. This breach was anticipated in advance and communicated to the Board prior to the closure. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

50  |  Wells Fargo International Value Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo International Value Fund  |  51

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

52  |  Wells Fargo International Value Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo International Value Fund  |  53

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

54  |  Wells Fargo International Value Fund

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Wells Fargo International Value Fund  |  55

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00319 07-20

A284/AR284 05-20

Annual Report

May 31, 2020

Wells Fargo

Disciplined International Developed Markets Portfolio

(formerly, Wells Fargo International Growth Portfolio)

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined International Developed Markets Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated*

Portfolio manager

Mark L. Yockey, CFA®‡

Ten largest holdings (%) as of May 31, 2020[1]

Deutsche Boerse AG	6.57

Linde plc	6.23

Air Liquide SA	4.27

Nestle SA	4.12

Aon plc Class A	3.83

Roche Holding AG	3.72

Genmab AS	3.50

AIA Group Limited	3.19

Amazon.com Incorporated	2.86

Medtronic plc	2.49

Sector allocation as of May 31, 2020[2]

Geographic allocation as of May 31, 2020[2]

*	Wells Capital Management Incorporated became the sole subadviser to the Fund effective July 7, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 91.06%

Belgium: 0.15%
UCB SA (Health Care, Pharmaceuticals)	2,689	$269,129

Canada: 2.38%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	6,100	1,528,932
GFL Environmental Incorporated (Industrials, Commercial Services & Supplies)	34,452	660,445
TMX Group Limited (Financials, Capital Markets)	20,700	2,074,886

		4,264,263

China: 3.70%
Alibaba Group Holding Limited ADR (Consumer Discretionary, Internet & Direct Marketing Retail) †	16,201	3,359,925
Tencent Holdings Limited (Communication Services, Interactive Media & Services)	60,300	3,265,598

		6,625,523

Denmark: 5.04%
Ascendis Pharma AS ADR (Health Care, Biotechnology) †	5,414	787,683
DSV Panalpina AS (Industrials, Air Freight & Logistics)	4,105	435,124
Genmab AS (Health Care, Biotechnology) †	20,271	6,276,465
Novo Nordisk AS Class B (Health Care, Pharmaceuticals)	23,287	1,525,407

		9,024,679

France: 8.14%
Air Liquide SA (Materials, Chemicals)	56,203	7,642,481
Amundi SA (Financials, Capital Markets) 144A	31,576	2,358,413
Eiffage SA (Industrials, Construction & Engineering)	22,586	2,061,769
Vinci SA (Industrials, Construction & Engineering)	27,005	2,519,435

		14,582,098

Germany: 12.94%
Allianz AG (Financials, Insurance)	14,640	2,653,297
Deutsche Boerse AG (Financials, Capital Markets)	71,534	11,778,198
Deutsche Post AG (Industrials, Air Freight & Logistics)	53,501	1,675,556
Deutsche Telekom AG (Communication Services, Diversified Telecommunication Services) †	261,619	4,105,751
E.ON SE (Utilities, Multi-Utilities)	127,784	1,355,490
Symrise AG (Materials, Chemicals)	14,628	1,610,507

		23,178,799

Hong Kong: 3.74%
AIA Group Limited (Financials, Insurance)	695,800	5,709,581
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	582,800	998,210

		6,707,791

India: 0.48%
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	44,038	855,544

Ireland: 15.54%
Accenture plc Class A (Information Technology, IT Services)	6,952	1,401,662
Aon plc Class A (Financials, Insurance)	34,807	6,855,239
Linde plc (Materials, Chemicals)	55,381	11,164,569
Medtronic plc (Health Care, Health Care Equipment & Supplies)	45,240	4,459,759
Willis Towers Watson plc (Financials, Insurance)	19,529	3,962,434

		27,843,663

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  3

Portfolio of investments—May 31, 2020

	Shares	Value
Israel: 1.71%
Nice Systems Limited ADR (Information Technology, Software) †	16,472	$3,066,098

Italy: 1.15%
Assicurazioni Generali SpA (Financials, Insurance)	148,224	2,066,407

Japan: 4.86%
Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	55,000	982,736
Nippon Shinyaku Company Limited (Health Care, Pharmaceuticals)	47,700	4,121,875
Sony Corporation (Consumer Discretionary, Household Durables)	24,400	1,580,286
Taiyo Nippon Sanso Corporation (Materials, Chemicals)	120,000	2,017,320

		8,702,217

Netherlands: 3.31%
Airbus SE (Industrials, Aerospace & Defense) †	38,656	2,470,389
Koninklijke DSM NV (Materials, Chemicals)	26,993	3,452,803

		5,923,192

Portugal: 0.88%
Energias de Portugal SA (Utilities, Electric Utilities)	337,970	1,578,855

Spain: 0.36%
Grifols SA ADR (Health Care, Biotechnology)	34,472	652,555

Sweden: 0.89%
Ericsson LM Class B (Information Technology, Communications Equipment)	173,530	1,589,074

Switzerland: 13.90%
Idorsia Limited (Health Care, Biotechnology) †	51,549	1,579,152
Lonza Group AG (Health Care, Life Sciences Tools & Services)	6,399	3,159,957
Medacta Group SA (Health Care, Health Care Equipment & Supplies) 144A†	11,325	976,557
Nestle SA (Consumer Staples, Food Products)	67,937	7,376,396
Roche Holding AG (Health Care, Pharmaceuticals)	19,212	6,668,898
Temenos AG (Information Technology, Software)	9,589	1,473,868
UBS Group AG (Financials, Capital Markets)	342,939	3,671,373

		24,906,201

United Kingdom: 5.23%
Amarin Corporation plc ADR (Health Care, Biotechnology) †	134,968	925,880
AVEVA Group plc (Information Technology, Software)	38,873	1,975,053
Coca-Cola European Partners plc (Consumer Staples, Beverages)	44,049	1,660,647
Diageo plc (Consumer Staples, Beverages)	97,726	3,409,646
RELX plc (Industrials, Professional Services)	60,396	1,405,746

		9,376,972

United States: 6.66%
Alphabet Incorporated Class A (Communication Services, Interactive Media & Services) †	1,903	2,727,989
Alphabet Incorporated Class C (Communication Services, Interactive Media & Services) †	774	1,105,984
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) †	2,096	5,119,208
Intercontinental Exchange Incorporated (Financials, Capital Markets)	30,607	2,976,531

		11,929,712

Total Common Stocks (Cost $137,290,039)		163,142,772

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Disciplined International Developed Markets Portfolio

Portfolio of investments—May 31, 2020

		Expiration date	Shares	Value
Participation Notes: 2.03%

Ireland: 2.03%
HSBC Bank plc (Ryanair Holdings plc) (Industrials, Airlines) †(a)		10-29-2020	292,215	$3,631,578

Total Participation Notes (Cost $3,777,702)				3,631,578

	Yield
Short-Term Investments: 6.23%

Investment Companies: 6.23%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%		11,162,407	11,162,407

Total Short-Term Investments (Cost $11,162,407)				11,162,407

Total investments in securities (Cost $152,230,148)	99.32%	177,936,757

Other assets and liabilities, net	0.68	1,213,463

Total net assets	100.00%	$179,150,220

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	6,040,572	33,506,285	(39,546,857)	0	$(2,710)	$0	$69,808	#	$0
Wells Fargo Government Money Market Fund Select Class	11,990,365	75,360,754	(76,188,712)	11,162,407	0	0	84,339		11,162,407

					$(2,710)	$0	$154,147		$11,162,407	6.23%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  5

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $141,067,741)	$166,774,350
Investments in affiliated securities, at value (cost $11,162,407)	11,162,407
Foreign currency, at value (cost $660,979)	662,069
Receivable for investments sold	1,550,844
Receivable for dividends	559,909
Prepaid expenses and other assets	6,203

Total assets	180,715,782

Liabilities
Payable for investments purchased	1,390,132
Advisory fee payable	117,445
Trustees’ fees and expenses payable	937
Accrued expenses and other liabilities	57,048

Total liabilities	1,565,562

Total net assets	$179,150,220

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Disciplined International Developed Markets Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $507,766)	$2,281,642
Income from affiliated securities	168,259

Total investment income	2,449,901

Expenses
Advisory fee	1,558,425
Custody and accounting fees	98,146
Professional fees	69,171
Shareholder report expenses	9,593
Trustees’ fees and expenses	20,709
Other fees and expenses	26,076

Net expenses	1,782,120

Net investment income	667,781

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	250,788
Affiliated securities	(2,710)

Net realized gains on investments	248,078
Net change in unrealized gains (losses) on investments	7,261,481

Net realized and unrealized gains (losses) on investments	7,509,559

Net increase in net assets resulting from operations	$8,177,340

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  7

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$667,781	$3,074,568
Net realized gains (losses) on investments	248,078	(14,236,360)
Net change in unrealized gains (losses) on investments	7,261,481	11,524,725

Net increase in net assets resulting from operations	8,177,340	362,933

Capital transactions
Transactions in investors’ beneficial interests
Contributions	15,390,712	302,716,175
Withdrawals	(53,515,149)	(138,556,460)

Net increase (decrease) in net assets resulting from capital transactions	(38,124,437)	164,159,715

Total increase (decrease) in net assets	(29,947,097)	164,522,648

Net assets
Beginning of period	209,097,317	44,574,669

End of period	$179,150,220	$209,097,317

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Disciplined International Developed Markets Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	1.76%	(0.14)%	9.46%	10.31%	(12.40)%
Ratios to average net assets (annualized)
Gross expenses	0.91%	0.89%	1.10%	0.98%	0.99%
Net expenses	0.91%	0.89%	1.06%	0.98%	0.99%
Net investment income	0.34%	1.24%	0.70%	1.25%	1.16%
Supplemental data
Portfolio turnover rate	53%	100%	71%	121%	62%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined International Developed Markets Portfolio  |  9

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined International Developed Markets Portfolio (formerly, Wells Fargo International Growth Portfolio) (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

10  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $153,547,790 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$30,027,036

Gross unrealized losses	(5,638,069)

Net unrealized gains	$24,388,967

Wells Fargo Disciplined International Developed Markets Portfolio  |  11

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Belgium	$0	$269,129	$0	$269,129

Canada	4,264,263	0	0	4,264,263

China	3,359,925	3,265,598	0	6,625,523

Denmark	787,683	8,236,996	0	9,024,679

France	0	14,582,098	0	14,582,098

Germany	0	23,178,799	0	23,178,799

Hong Kong	0	6,707,791	0	6,707,791

India	0	855,544	0	855,544

Ireland	16,679,094	11,164,569	0	27,843,663

Israel	3,066,098	0	0	3,066,098

Italy	0	2,066,407	0	2,066,407

Japan	0	8,702,217	0	8,702,217

Netherlands	0	5,923,192	0	5,923,192

Portugal	0	1,578,855	0	1,578,855

Spain	652,555	0	0	652,555

Sweden	0	1,589,074	0	1,589,074

Switzerland	0	24,906,201	0	24,906,201

United Kingdom	2,586,527	6,790,445	0	9,376,972

United States	11,929,712	0	0	11,929,712

Participation notes

Ireland	0	3,631,578	0	3,631,578

Short-term investments

Investment companies	11,162,407	0	0	11,162,407

Total assets	$54,488,264	$123,448,493	$0	$177,936,757

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

12  |  Wells Fargo Disciplined International Developed Markets Portfolio

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.50% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $98,980,507 and $ 135,793,955, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Wells Fargo Disciplined International Developed Markets Portfolio  |  13

Notes to financial statements

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. As of the end of the period, the Portfolio invested a concentration of its portfolio in the financials sector and in Europe. A portfolio that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a portfolio whose investments are not heavily weighted in any sector or geographic region.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

12. SUBSEQUENT EVENT

Effective July 7, 2020, the Fund changed its name from Wells Fargo International Growth Portfolio to Wells Fargo Disciplined International Developed Markets Portfolio and WellsCap replaced Artisan Partners Limited Partnership as the subdviser to the Portfolio.

14  |  Wells Fargo Disciplined International Developed Markets Portfolio

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined International Developed Markets Portfolio (formerly, Wells Fargo International Growth Portfolio) (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

Wells Fargo Disciplined International Developed Markets Portfolio  |  15

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

16  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Disciplined International Developed Markets Portfolio  |  17

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

18  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Disciplined International Developed Markets Portfolio  |  19

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Disciplined International Developed Markets Portfolio (formerly, Wells Fargo International Growth Portfolio)

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Disciplined International Developed Markets Portfolio (formerly, Wells Fargo International Growth Portfolio, the “Portfolio”): an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”) and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Artisan Partners Limited Partnership (the “Sub-Adviser”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements”. The Board noted that it approved replacing the Sub-Adviser with Wells Capital Management Incorporated (“WellsCap”) earlier in the Meeting, and that approval of the Advisory Agreements with the Sub-Adviser shall be for the period until such replacement becomes effective, which is expected to be on or about July 30, 2020.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements, although it noted that the Sub-Adviser is expected to be replaced by WellsCap on or about July 30, 2020, and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds

20  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)

Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Portfolio investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the one-, three- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the five-year period ended December 31, 2019. The Board noted that the investment performance of the Portfolio was higher than the average investment performance of the Universe for the one-, three- and ten-year periods ended March 31, 2020, and lower than the average investment performance of the Universe for the five-year period ended March 31, 2020. The Board also noted that the investment performance of the Portfolio was higher than or in range of its benchmark index, the MSCI EAFE Index (Net), for all periods ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the MSCI EAFE Index (Net), for all periods ended March 31, 2020.

The Board received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was equal to the median rate for the Portfolio’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Portfolio. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Portfolio. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Disciplined International Developed Markets Portfolio  |  21

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser and their affiliates as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

22  |  Wells Fargo Disciplined International Developed Markets Portfolio

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

Wells Fargo Disciplined International Developed Markets Portfolio  |  23

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

Annual Report

May 31, 2020

Wells Fargo C&B Large Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo C&B Large Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Large Cap Value Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo C&B Large Cap Value Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo C&B Large Cap Value Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo C&B Large Cap Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Cooke & Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®‡

Wesley Lim, CFA®‡ *

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (CBEAX)	7-26-2004	-9.13	3.00	8.52	-3.61	4.24	9.16	1.23	1.08

Class C (CBECX)	7-26-2004	-5.41	3.44	8.34	-4.41	3.44	8.34	1.98	1.83

Class R6 (CBEJX)[4]	10-31-2016	–	–	–	-3.25	4.64	9.55	0.80	0.65

Administrator Class (CBLLX)	7-26-2004	–	–	–	-3.56	4.36	9.33	1.15	1.00

Institutional Class (CBLSX)	7-26-2004	–	–	–	-3.33	4.60	9.59	0.90	0.75

Russell 1000® Value Index[5]	–	–	–	–	-1.64	4.36	9.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo C&B Large Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Lim became a portfolio manager of the Fund on August 1, 2019.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.08% for Class A, 1.83% for Class C, 0.65% for Class R6, 1.00% for Administrator Class, and 0.75% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invest and from money market funds, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R6 shares. If these expenses had been included, returns for the Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo C&B Large Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2020.

∎	Stock selection in consumer discretionary and information technology (IT) as well as an overweight in financials detracted from relative performance.

∎	Stock selection in financials and materials and an underweight position in energy were key contributors to relative performance.

Volatility spiked in 2020 after a respite last calendar year.

After a very strong 2019, the scale and speed of the first quarter’s equity market rout were unprecedented, marked by the fastest bear market descent in U.S. history. The wholesale sell-off was staggering and unforeseen, but with no historical analog for the unfolding coronavirus pandemic and economic landscape, it was in many respects understandable. Volatility spiked meaningfully following a respite in 2019. Treasury yields plunged, growth again outperformed value, and larger-capitalization issues beat their smaller counterparts. Against this backdrop, the Russell 1000® Value Index had its worst quarterly result since inception. Performance was broadly negative across index constituents, ranging from bad in the utilities and consumer staples sectors to atrocious in energy, where freefalling demand converged with free-flowing supply. April and May showed some rebounds in the stock market, but unemployment and uncertainty are still highly elevated, making it difficult to ascertain when the economy may truly bounce back.

Ten largest holdings (%) as of May 31, 2020[7]

Arrow Electronics Incorporated	3.46

UnitedHealth Group Incorporated	3.10

AerCap Holdings NV	3.08

Chubb Limited	2.97

Johnson & Johnson	2.88

TE Connectivity Limited	2.86

State Street Corporation	2.84

The Charles Schwab Corporation	2.82

Colfax Corporation	2.75

Brookfield Asset Management Incorporated Class A	2.72

We found a variety of compelling opportunities.

We continue to find compelling opportunities for the Fund as market disruptions create pockets of valuation weakness despite strong fundamentals. We initiated positions across multiple industries, including three financial companies (Alleghany Corporation, Charles Schwab Corporation, and U.S. Bancorp), two industrials companies (Hexcel Corporation and Woodward, Incorporated), one health care company (HCA Healthcare), and video game developer (Activision Blizzard).

Making room for these holdings, we eliminated positions across multiple sectors, including two information technology companies (Alliance Data Systems and Applied Materials), two health care companies (Cardinal Health and Allergan), Carnival Corporation within the consumer discretionary sector, Crown Holdings in materials, consumer staples firm Diageo, and World Fuel within energy.

Main detractors were in consumer discretionary.

The five largest detractors to the Fund were balanced across multiple sectors, though most relative underperformance came from consumer discretionary holdings. Carnival (CCL), a cruise operator, was the largest detractor. CCL severely underperformed as the cruise industry was among the hardest hit by the coronavirus pandemic, and we sold the stock during the period. Gildan (GIL), a basic apparel manufacturer, was the second-largest detractor. GIL saw an industry-wide pullback in end-user demand that has deteriorated further due to the coronavirus. Synchrony Financial (SYF), a private-label credit card provider, was the third-largest detractor due to concerns that private label cards may be under stress due to the economic environment caused by the coronavirus. Hexcel and Omnicom Group were the fourth and fifth largest detractors, respectively. From a positioning standpoint, the Fund’s overweight to financials and underweight to consumer staples and utilities were headwinds.

Please see footnotes on page 7.

8  |  Wells Fargo C&B Large Cap Value Fund

Performance highlights (unaudited)

Sector allocation as of May 31, 2020[8]

Top contributors were led by Colfax and Allergan.

Colfax, an acquisitive conglomerate with strong welding and orthopedic franchises, was the largest contributor for the period. A 2018 detractor, the company recovered significantly in 2019 and beyond due to strong fundamental performance and successful integration of a recent acquisition. Allergan (AGN), a manufacturer of specialty pharmaceuticals, was the second-largest contributor. AGN was eliminated prior to the market’s coronavirus-related decline, locking in gains from the company’s pending sale to AbbVie. Activision Blizzard (ATVI), a video game developer, was the third-largest contributor. With the industry having largely transitioned from physical boxed copies to digital game downloads and in-game microtransactions, ATVI was barely scathed by the coronavirus. Intercontinental Exchange and UnitedHealth Group were the fourth and fifth largest contributors, respectively. From a positioning standpoint, the Fund benefited significantly from its underweight to energy and also from a slight overweight to IT and underweight to real estate.

Coronavirus has created uncertain expectations.

Across the globe, the coronavirus pandemic has upended expectations of all types—personal, political, social, and economic—in an astoundingly short time. Government attempts to slow the spread of the virus have resulted in an unprecedented halt to economic activity, countered in part by equally unprecedented fiscal and monetary stimulus actions. What happens next will depend heavily on how quickly the disease is contained and vaccines or other effective therapies are developed. As long as the range of possible outcomes for both the disease and its economic impact remains wide, markets are likely to remain extremely volatile. However, now is not a time to reflexively seek safety or to rush blindly to call a bottom in the market. Now is the time for careful, disciplined analysis to uncover opportunities in the turmoil.

Please see footnotes on page 7.

Wells Fargo C&B Large Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$818.04	$4.83	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.36	1.06%

Class C

Actual	$1,000.00	$814.22	$8.30	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.85	$9.22	1.83%

Class R6

Actual	$1,000.00	$819.43	$2.96	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29	0.65%

Administrator Class

Actual	$1,000.00	$818.09	$4.47	0.98%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.97	0.98%

Institutional Class

Actual	$1,000.00	$819.18	$3.41	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo C&B Large Cap Value Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 100.01%

Affiliated Master Portfolio: 100.01%
Wells Fargo C&B Large Cap Value Portfolio	$215,139,314

Total Investment Companies (Cost $192,404,023)	215,139,314

Total investments in securities (Cost $192,404,023)	100.01%	215,139,314

Other assets and liabilities, net	(0.01)	(19,953)

Total net assets	100.00%	$215,119,361

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	77%	75%	$14,162,746	$(23,968,868)	$5,145,611	$175,412	$215,139,314	100.01%

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $192,404,023)	$215,139,314
Receivable for Fund shares sold	157,082
Receivable from manager	31,441
Prepaid expenses and other assets	17,127

Total assets	215,344,964

Liabilities
Payable for Fund shares redeemed	153,874
Administration fees payable	24,350
Distribution fee payable	2,173
Shareholder report expenses payable	16,162
Shareholder servicing fees payable	16,161
Trustees’ fees and expenses payable	783
Accrued expenses and other liabilities	12,100

Total liabilities	225,603

Total net assets	$215,119,361

Net assets consist of
Paid-in capital	$189,071,490
Total distributable earnings	26,047,871

Total net assets	$215,119,361

Computation of net asset value and offering price per share
Net assets – Class A	$70,679,717
Shares outstanding – Class A1	6,153,286
Net asset value per share – Class A	$11.49
Maximum offering price per share – Class A2	$12.19
Net assets – Class C	$3,575,811
Shares outstanding – Class C1	314,703
Net asset value per share – Class C	$11.36
Net assets – Class R6	$37,859,319
Shares outstanding – Class R6[1]	3,282,715
Net asset value per share – Class R6	$11.53
Net assets – Administrator Class	$6,166,572
Shares outstanding – Administrator Class[1]	535,891
Net asset value per share – Administrator Class	$11.51
Net assets – Institutional Class	$96,837,942
Shares outstanding – Institutional Class[1]	8,397,857
Net asset value per share – Institutional Class	$11.53

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo C&B Large Cap Value Fund

Statement of operations—year ended May 31, 2020

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of ($325,762)	$5,145,611
Affiliated income allocated from affiliated Master Portfolio	175,412
Expenses allocated from affiliated Master Portfolio	(1,805,280)
Waivers allocated from affiliated Master Portfolio	97,998

Total investment income	3,613,741

Expenses
Management fee	133,433
Administration fees
Class A	171,399
Class C	9,410
Class R6	16,648
Administrator Class	10,261
Institutional Class	152,591
Shareholder servicing fees
Class A	204,046
Class C	11,203
Administrator Class	19,733
Distribution fee
Class C	33,586
Custody and accounting fees	13,625
Professional fees	34,900
Registration fees	166,042
Shareholder report expenses	74,292
Trustees’ fees and expenses	21,592
Other fees and expenses	18,557

Total expenses	1,091,318
Less: Fee waivers and/or expense reimbursements
Fund-level	(502,060)
Class A	(16,000)
Administrator Class	(1,196)

Net expenses	572,062

Net investment income	3,041,679

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	14,162,746
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(23,968,868)

Net realized and unrealized gains (losses) on investments	(9,806,122)

Net decrease in net assets resulting from operations	$(6,764,443)

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment income		$3,041,679		$3,494,425
Net realized gains on investments		14,162,746		22,450,835
Net change in unrealized gains (losses) on investments		(23,968,868)		(20,286,156)

Net increase (decrease) in net assets resulting from operations		(6,764,443)		5,659,104

Distributions to shareholders from net investment income and net realized gains
Class A		(7,751,447)		(5,854,644)
Class C		(388,806)		(663,292)
Class R6		(5,218,989)		(8,273,383)
Administrator Class		(711,108)		(729,387)
Institutional Class		(11,583,308)		(9,537,075)

Total distributions to shareholders		(25,653,658)		(25,057,781)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	738,336	9,862,221	598,330	7,944,833
Class C	84,359	1,159,805	153,872	1,981,780
Class R6	862,015	10,181,197	709,584	9,759,366
Administrator Class	86,612	1,194,613	63,073	881,388
Institutional Class	3,591,723	48,556,144	2,556,786	34,874,000

		70,953,980		55,441,367

Reinvestment of distributions
Class A	529,924	7,655,000	463,313	5,752,084
Class C	26,971	383,791	53,533	657,661
Class R6	47,617	691,796	40,613	506,108
Administrator Class	34,562	500,228	45,134	561,040
Institutional Class	792,083	11,497,247	755,134	9,401,667

		20,728,062		16,878,560

Payment for shares redeemed
Class A	(1,199,143)	(15,487,514)	(1,139,570)	(15,660,154)
Class C	(192,765)	(2,559,135)	(613,403)	(8,120,776)
Class R6	(2,860,401)	(39,194,686)	(3,440,746)	(46,779,401)
Administrator Class	(297,032)	(3,913,331)	(311,921)	(4,389,568)
Institutional Class	(4,306,577)	(53,511,682)	(4,670,529)	(62,677,183)

		(114,666,348)		(137,627,082)

Net decrease in net assets resulting from capital share transactions		(22,984,306)		(65,307,155)

Total decrease in net assets		(55,402,407)		(84,705,832)

Net assets
Beginning of period		270,521,768		355,227,600

End of period		$215,119,361		$270,521,768

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.01	$13.91	$14.54	$12.55	$13.07
Net investment income	0.12	0.11	0.09 [1]	0.08	0.11 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	0.02	0.87	2.23	(0.14)

Total from investment operations	(0.21)	0.13	0.96	2.31	(0.03)
Distributions to shareholders from
Net investment income	(0.13)	(0.12)	(0.06)	(0.08)	(0.10)
Net realized gains	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	(1.31)	(1.03)	(1.59)	(0.32)	(0.49)
Net asset value, end of period	$11.49	$13.01	$13.91	$14.54	$12.55
Total return[2]	(3.61)%	1.33%	6.29%	18.62%	(0.08)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.27%	1.23%	1.21%	1.24%	1.25%
Net expenses[3]	1.07%	1.08%	1.10%	1.15%	1.15%
Net investment income[3]	0.92%	0.83%	0.58%	0.62%	0.89%
Supplemental data
Portfolio turnover rate[4]	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$70,680	$79,172	$85,707	$83,016	$88,387

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.87	$13.75	$14.44	$12.48	$13.01
Net investment income (loss)	0.02 [1]	0.01 [1]	(0.02)[1]	(0.02)	0.01
Net realized and unrealized gains (losses) on investments	(0.35)	0.03	0.86	2.22	(0.14)

Total from investment operations	(0.33)	0.04	0.84	2.20	(0.13)
Distributions to shareholders from
Net investment income	0.00	(0.01)	0.00	0.00	(0.01)
Net realized gains	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	(1.18)	(0.92)	(1.53)	(0.24)	(0.40)
Net asset value, end of period	$11.36	$12.87	$13.75	$14.44	$12.48
Total return[2]	(4.41)%	0.61%	5.46%	17.73%	(0.82)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.02%	1.97%	1.96%	1.99%	2.00%
Net expenses[3]	1.83%	1.83%	1.85%	1.90%	1.90%
Net investment income (loss) [3]	0.16%	0.07%	(0.16)%	(0.13)%	0.11%
Supplemental data
Portfolio turnover rate[4]	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$3,576	$5,098	$11,031	$8,043	$7,282

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$13.06	$13.97	$14.59	$12.73
Net investment income	0.18 [2]	0.18 [2]	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	(0.33)	0.00 [3]	0.85	2.06

Total from investment operations	(0.15)	0.18	1.03	2.22
Distributions to shareholders from
Net investment income	(0.20)	(0.18)	(0.12)	(0.12)
Net realized gains	(1.18)	(0.91)	(1.53)	(0.24)

Total distributions to shareholders	(1.38)	(1.09)	(1.65)	(0.36)
Net asset value, end of period	$11.53	$13.06	$13.97	$14.59
Total return[4]	(3.25)%	1.74%	6.76%	17.65%
Ratios to average net assets (annualized)
Gross expenses[5]	0.84%	0.79%	0.77%	0.81%
Net expenses[5]	0.65%	0.65%	0.65%	0.70%
Net investment income[5]	1.33%	1.27%	1.28%	1.04%
Supplemental data
Portfolio turnover rate[6]	33%	47%	42%	89%
Net assets, end of period (000s omitted)	$37,859	$68,366	$110,665	$3,532

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[6]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.03	$13.92	$14.56	$12.54	$13.07
Net investment income	0.13 [1]	0.12 [1]	0.10 [1]	0.10 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.33)	0.02	0.87	2.24	(0.15)

Total from investment operations	(0.20)	0.14	0.97	2.34	(0.02)
Distributions to shareholders from
Net investment income	(0.14)	(0.12)	(0.08)	(0.08)	(0.12)
Net realized gains	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	(1.32)	(1.03)	(1.61)	(0.32)	(0.51)
Net asset value, end of period	$11.51	$13.03	$13.92	$14.56	$12.54
Total return	(3.56)%	1.44%	6.36%	18.82%	0.11%
Ratios to average net assets (annualized)
Gross expenses[2]	1.19%	1.15%	1.13%	1.16%	1.16%
Net expenses[2]	0.99%	1.00%	1.00%	1.00%	0.98%
Net investment income[2]	1.00%	0.90%	0.69%	0.77%	1.03%
Supplemental data
Portfolio turnover rate[3]	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$6,167	$9,274	$12,742	$11,467	$23,210

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo C&B Large Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.05	$13.96	$14.58	$12.58	$13.11
Net investment income	0.16	0.14	0.13 [1]	0.14	0.16
Net realized and unrealized gains (losses) on investments	(0.33)	0.02	0.89	2.22	(0.14)

Total from investment operations	(0.17)	0.16	1.02	2.36	0.02
Distributions to shareholders from
Net investment income	(0.17)	(0.16)	(0.11)	(0.12)	(0.16)
Net realized gains	(1.18)	(0.91)	(1.53)	(0.24)	(0.39)

Total distributions to shareholders	(1.35)	(1.07)	(1.64)	(0.36)	(0.55)
Net asset value, end of period	$11.53	$13.05	$13.96	$14.58	$12.58
Total return	(3.33)%	1.64%	6.68%	19.05%	0.33%
Ratios to average net assets (annualized)
Gross expenses[2]	0.94%	0.90%	0.88%	0.91%	0.92%
Net expenses[2]	0.75%	0.75%	0.77%	0.80%	0.77%
Net investment income[2]	1.25%	1.17%	0.87%	0.96%	1.25%
Supplemental data
Portfolio turnover rate[3]	33%	47%	42%	89%	29%
Net assets, end of period (000s omitted)	$96,838	$108,613	$135,082	$220,257	$133,632

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.64%
Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo C&B Large Cap Value Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 75% of Wells Fargo C&B Large Cap Value Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Wells Fargo C&B Large Cap Value Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $194,477,073 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$22,735,291

Gross unrealized losses	(2,073,,050)

Net unrealized gains	$20,662,241

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$215,139,314

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo C&B Large Cap Value Fund  |  21

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $6,786 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $81,327,908 and $116,772,566, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

22  |  Wells Fargo C&B Large Cap Value Fund

Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019 were as follows:

	Year ended May 31

	2020	2019

Ordinary income	$6,869,198	$8,378,114

Long-term capital gain	18,784,460	16,679,667

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$2,222,295	$3,163,335	$20,662,241

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Fund invested a concentration of its portfolio in the financials sector.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo C&B Large Cap Value Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31,2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

24  |  Wells Fargo C&B Large Cap Value Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 96.97%

Communication Services: 5.37%

Diversified Telecommunication Services: 1.95%
Verizon Communications Incorporated	97,700	$5,606,026

Entertainment: 1.34%
Activision Blizzard Incorporated	53,400	3,843,732

Media: 2.08%
Omnicom Group Incorporated	108,800	5,961,152

Consumer Discretionary: 4.65%

Household Durables: 1.84%
Whirlpool Corporation	43,200	5,262,624

Textiles, Apparel & Luxury Goods: 2.81%
Gildan Activewear Incorporated	300,000	4,173,000
HanesBrands Incorporated	395,197	3,896,642

		8,069,642

Consumer Staples: 1.77%

Tobacco: 1.77%
Philip Morris International Incorporated	69,400	5,091,184

Energy: 2.54%

Energy Equipment & Services: 0.95%
Schlumberger Limited	148,000	2,733,560

Oil, Gas & Consumable Fuels: 1.59%
Exxon Mobil Corporation	100,100	4,551,547

Financials: 33.62%

Banks: 7.74%
JPMorgan Chase & Company	75,000	7,298,250
PNC Financial Services Group Incorporated	65,400	7,458,216
US Bancorp	209,700	7,456,932

		22,213,398

Capital Markets: 10.76%
Brookfield Asset Management Incorporated Class A	248,900	7,805,504
Intercontinental Exchange Incorporated	70,200	6,826,950
State Street Corporation	133,600	8,144,256
The Charles Schwab Corporation	225,300	8,090,523

		30,867,233

Consumer Finance: 2.50%
Synchrony Financial	352,000	7,170,240

Diversified Financial Services: 2.70%
Berkshire Hathaway Incorporated Class B †	41,800	7,757,244

Insurance: 9.92%
Alleghany Corporation	7,700	3,950,870
Arch Capital Group Limited †	226,150	6,381,953
Chubb Limited	69,800	8,511,412

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  25

Portfolio of investments—May 31, 2020

	Shares	Value

Insurance (continued)
Fidelity National Financial Incorporated	72,700	$2,319,130
The Progressive Corporation	93,800	7,286,384

		28,449,749

Health Care: 14.76%

Health Care Equipment & Supplies: 4.36%
Becton Dickinson & Company	25,000	6,173,250
Medtronic plc	64,400	6,348,552

		12,521,802

Health Care Providers & Services: 7.52%
HCA Healthcare Incorporated	54,800	5,858,120
Laboratory Corporation of America Holdings †	38,910	6,821,701
UnitedHealth Group Incorporated	29,200	8,901,620

		21,581,441

Pharmaceuticals: 2.88%
Johnson & Johnson	55,500	8,255,625

Industrials: 19.74%

Aerospace & Defense: 0.82%
Hexcel Corporation	65,300	2,363,207

Air Freight & Logistics: 2.17%
United Parcel Service Incorporated Class B	62,400	6,221,904

Building Products: 1.58%
Johnson Controls International plc	144,700	4,545,027

Electrical Equipment: 4.06%
AMETEK Incorporated	53,400	4,897,314
Eaton Corporation plc	79,400	6,741,060

		11,638,374

Industrial Conglomerates: 2.19%
3M Company	40,100	6,273,244

Machinery: 5.84%
Colfax Corporation †	281,100	7,887,666
Snap-on Incorporated	45,900	5,952,771
Woodward Incorporated	42,400	2,907,792

		16,748,229

Trading Companies & Distributors: 3.08%
AerCap Holdings NV †	274,300	8,843,432

Information Technology: 9.57%

Electronic Equipment, Instruments & Components: 6.32%
Arrow Electronics Incorporated †	143,600	9,919,888
TE Connectivity Limited	100,900	8,198,125

		18,118,013

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo C&B Large Cap Value Portfolio

Portfolio of investments—May 31, 2020

		Shares	Value
IT Services: 3.25%
Amdocs Limited		105,000	$6,537,300
Leidos Holdings Incorporated		26,500	2,790,185

			9,327,485

Materials: 3.15%

Chemicals: 1.65%
Axalta Coating Systems Limited †		205,100	4,739,861

Metals & Mining: 1.50%
Reliance Steel & Aluminum Company		44,300	4,297,100

Real Estate: 1.80%

Real Estate Management & Development: 1.80%
CBRE Group Incorporated Class A †		117,400	5,163,252

Total Common Stocks (Cost $247,068,975)			278,215,327

Yield
Short-Term Investments: 2.22%

Investment Companies: 2.22%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%	6,370,055	6,370,055

Total Short-Term Investments (Cost $6,370,055)			6,370,055

Total investments in securities (Cost $253,439,030)	99.19%	284,585,382

Other assets and liabilities, net	0.81	2,326,972

Total net assets	100.00%	$286,912,354

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	44,301,104	(44,301,104)	0	$2	$0	$20,349	#	$0
Wells Fargo Government Money Market Fund Select Class	11,857,445	131,459,327	(136,946,717)	6,370,055	0	0	222,709		6,370,055

					$2	0	$243,058		$6,370,055	2.22%

#	Amount shown represents income before fees and rebates.

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  27

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $247,068,975)	$278,215,327
Investments in affiliated securities, at value (cost $6,370,055)	6,370,055
Cash	43,471
Receivable for investments sold	1,857,493
Receivable for dividends	532,955
Prepaid expenses and other assets	34,255

Total assets	287,053,556

Liabilities
Advisory fee payable	140,389
Trustees’ fees and expenses payable	813

Total liabilities	141,202

Total net assets	$286,912,354

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo C&B Large Cap Value Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $429,660)	$6,647,149
Income from affiliated securities	225,696

Total investment income	6,872,845

Expenses
Advisory fee	2,238,948
Custody and accounting fees	17,542
Professional fees	40,019
Shareholder report expenses	5,056
Trustees’ fees and expenses	20,186
Other fees and expenses	9,053

Total expenses	2,330,804
Less: Fee waivers and/or expense reimbursements	(126,647)

Net expenses	2,204,157

Net investment income	4,668,688

Realized and unrealized gains (losses) on investments
Net realized gains on:
Unaffiliated securities	14,608,305
Affiliated securities	2

Net realized gains on investments	14,608,307
Net change in unrealized gains (losses) on investments	(25,082,549)

Net realized and unrealized gains (losses) on investments	(10,474,242)

Net decrease in net assets resulting from operations	$(5,805,554)

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  29

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$4,668,688	$5,213,964
Net realized gains on investments	14,608,307	23,339,628
Net change in unrealized gains (losses) on investments	(25,082,549)	(19,832,017)

Net increase (decrease) in net assets resulting from operations	(5,805,554)	8,721,575

Capital transactions
Transactions in investors’ beneficial interests
Contributions	41,745,884	105,704,905
Withdrawals	(99,923,052)	(145,734,521)

Net decrease in net assets resulting from capital transactions	(58,177,168)	(40,029,616)

Total decrease in net assets	(63,982,722)	(31,308,041)

Net assets
Beginning of period	350,895,076	382,203,117

End of period	$286,912,354	$350,895,076

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo C&B Large Cap Value Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	(3.40)%	1.80%	6.65%	19.17%	0.35%
Ratios to average net assets (annualized)
Gross expenses	0.68%	0.67%	0.67%	0.68%	0.68%
Net expenses	0.64%	0.65%	0.66%	0.68%	0.68%
Net investment income	1.36%	1.27%	1.02%	1.09%	1.33%
Supplemental data
Portfolio turnover rate	33%	47%	42%	89%	29%

The accompanying notes are an integral part of these financial statements.

Wells Fargo C&B Large Cap Value Portfolio  |  31

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

32  |  Wells Fargo C&B Large Cap Value Portfolio

Notes to financial statements

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $258,023,122 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$58,132,907

Gross unrealized losses	(31,570,647)

Net unrealized gains	$26,562,260

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks

Communication services	$15,410,910	$0	$0	$15,410,910

Consumer discretionary	13,332,266	0	0	13,332,266

Consumer staples	5,091,184	0	0	5,091,184

Energy	7,285,107	0	0	7,285,107

Financials	96,457,864	0	0	96,457,864

Health care	42,358,868	0	0	42,358,868

Industrials	56,633,417	0	0	56,633,417

Information technology	27,445,498	0	0	27,445,498

Materials	9,036,961	0	0	9,036,961

Real estate	5,163,252	0	0	5,163,252

Short-term investments

Investment companies	6,370,055	0	0	6,370,055

Total assets	$284,585,382	$0	$0	$284,585,382

Wells Fargo C&B Large Cap Value Portfolio  |  33

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $108,459,867 and $155,729,286, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

34  |  Wells Fargo C&B Large Cap Value Portfolio

Notes to financial statements

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Portfolio invested a concentration of its portfolio in the financials sector. A Portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo C&B Large Cap Value Portfolio  |  35

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

36  |  Wells Fargo C&B Large Cap Value Portfolio

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 62.59% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $18,784,460 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $5,657,756 of income dividends paid during the fiscal year ended May 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2020, $123,486 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2020, $3,658,429 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo C&B Large Cap Value Fund  |  37

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

38  |  Wells Fargo C&B Large Cap Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo C&B Large Cap Value Fund  |  39

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

40  |  Wells Fargo C&B Large Cap Value Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Large Cap Value Fund and Wells Fargo C&B Large Cap Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Large Cap Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo C&B Large Cap Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler L.P. (the “Sub-Adviser”) for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, Extent and Quality of Services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of

Wells Fargo C&B Large Cap Value Fund  |  41

Other information (unaudited)

the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund Investment Performance and Expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Boards also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark index, the Russell 1000® Value Index, for all periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark index, the Russell 1000® Value Index, for the five-year period ended March 31, 2020, and lower than its benchmark index for the one-, three- and ten-year periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to its benchmark index for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance. The Board also took note of the Gateway Fund’s outperformance relative to the Universe.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment Management, Advisory and Sub-Advisory Fee Rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its

42  |  Wells Fargo C&B Large Cap Value Fund

Other information (unaudited)

investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Wells Fargo C&B Large Cap Value Fund  |  43

Other information (unaudited)

Economies of Scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other Benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

44  |  Wells Fargo C&B Large Cap Value Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo C&B Large Cap Value Fund  |  45

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

46  |  Wells Fargo C&B Large Cap Value Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo C&B Large Cap Value Fund  |  47

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

48  |  Wells Fargo C&B Large Cap Value Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo C&B Large Cap Value Fund  |  49

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

50  |  Wells Fargo C&B Large Cap Value Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00250 07-20

A280/AR280 05-20

Annual Report

May 31, 2020

Wells Fargo Real Return Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Real Return Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Real Return Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Real Return Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Real Return Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index , a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Real Return Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Michael Bradshaw, CFA®‡

Christian L. Chan, CFA®‡

Jay N. Mueller, CFA®‡

Garth B. Newport, CFA®‡

Michael Schueller, CFA®‡*

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]

Class A (IPBAX)	2-28-2003	0.74	1.55	2.49	5.48		2.49	2.96	1.17	0.78

Class C (IPBCX)	2-28-2003	3.67	1.73	2.23	4.67	**	1.73	2.23	1.92	1.53

Class R6 (IPBJX)[4]	10-31-2016	–	–	–	5.94		2.85	3.30	0.79	0.40

Administrator Class (IPBIX)	2-28-2003	–	–	–	5.67		2.71	3.23	1.11	0.60

Institutional Class (IPBNX)[5]	10-31-2016	–	–	–	5.78	**	2.81	3.28	0.84	0.45

Bloomberg Barclays U.S. TIPS Index[6]	–	–	–	–	8.00		3.32	3.55	–	–

CPI[7]	–	–	–	–	0.12		1.52	1.63	–	–

**	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to mortgage- and asset-backed securities risk and small-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Real Return Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Schueller became a portfolio manager of the Fund on January 15, 2020.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 0.40% for Class R6, 0.60% for Administrator Class, and 0.45% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Class R6 expenses. If these expenses had been included, returns for the Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[6]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[7]

The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. TIPS Index and CPI. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[9]The

S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]

Amounts represent the portfolio composition of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Real Return Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2020.

∎

As investments in high-quality fixed-income investments outperformed most equity and high-yield bond investments in the portfolio over the period, the Fund’s holdings in more market-sensitive investments detracted from performance.

∎	Gold and gold-mining stocks performed very well over the 12-month period. Our exposure to precious metals mining stocks added to relative performance.

Market returns were positive despite the economic ravages of the coronavirus pandemic.

The 12-month period that ended May 31, 2020, saw the broad U.S. equity markets, as measured by the S&P 500 Index9, post a +12.84% return and the broad U.S. fixed-income markets, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index10, post a +9.42% return. Those returns would be considered pretty good during most any historical 12-month period. Given that they materialized as the world is opening up from the global coronavirus pandemic lockdown is truly remarkable.

From June 1, 2019, to mid-February 2020, the market climbed a wall of worry, fretting over slower growth, Brexit, and trade tensions with China. Credit spreads compressed and pundits debated the impacts of negative interest rates. On February 19, the S&P 500 Index reached a high of 3,386. Soon after, fears of the coronavirus pandemic took hold. The world sheltered in place and economic activity ground to a halt. By March 23, the S&P 500 Index shed over one-third of its value and stood at 2,237. The U.S. Federal Reserve slashed interest rates. Unprecedented levels of monetary and fiscal policy flooded the markets. Despite all of the massively negative economic news, the market recovered. As of May 31, 2020, the S&P 500 Index climbed back to 3,044, roughly 10% off its February 19, 2020, peak.

Ten largest holdings (%) as of May 31, 2020[11]

TIPS, 0.38%, 7-15-2025	11.21

TIPS, 0.63%, 1-15-2026	9.98

TIPS, 0.13%, 1-15-2023	9.50

TIPS, 0.38%, 7-15-2023	8.31

TIPS, 0.25%, 1-15-2025	8.17

TIPS, 2.38%, 1-15-2025	7.96

TIPS, 0.63%, 4-15-2023	7.36

TIPS, 0.13%, 7-15-2026	6.66

TIPS, 0.63%, 1-15-2024	6.49

TIPS, 0.50%, 1-15-2028	6.30

The Fund uses a multi-asset-class strategy to target inflation protection.

During the 12-month period, we maintained allocations to Treasury Inflation-Protected Securities (TIPS) as well as other inflation-sensitive sectors, such as real estate investment trusts (REITs), short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while seeking to achieve similar levels of volatility.

The return on our investments in TIPS matched the benchmark return of 8% over the period. While our investments in short-term high-yield bonds and in REITs produced positive results, they underperformed the return on TIPS, thus detracting from performance. The energy stocks in our STEM (consumer staples, energy, and materials) portfolio dominated performance and this portfolio produced a negative return. Buoyed by strong advances in gold, our precious metals mining stocks produced a remarkable return in excess of 60%. Unfortunately, this sleeve only represents about 2% of the portfolio. So, it was not large enough to make up for the relative underperformance of the other sleeves.

Please see footnotes on page 7.

8  |  Wells Fargo Real Return Fund

Performance highlights (unaudited)

Portfolio composition as of May 31, 2020[12]

With respect to changes in the underlying portfolio, in June 2019, we sold all our foreign STEM stocks.

Looking ahead, we remain cautiously optimistic.

Our macroeconomic outlook is best defined as cautious optimism. We place the emphasis on cautious. There is a massive amount of uncertainty surrounding the virus, U.S. civil unrest, domestic politics, and geopolitical tensions that could cause this view to change quickly. On the positive side of the ledger, coordinated global policy action has released trillions of dollars into the market. We believe it is unlikely that we will hit the March 2020 market lows again. From an investor psychology aspect, we suspect that even if a significant second wave of the coronavirus strikes, the economy now has a path to follow forward and that markets should not behave as negatively as they did in March. However, the easy money off the low has been realized; upside from here will be limited. We have moved from a market-wide beta-driven market recovery to more of a sector and issuer-driven market. Investors went from fear of recession to the reality of recession faster than at any other time in history. We find it reasonable to conclude that the recovery should be in proportion to the decline.

We will continue to monitor the situation very carefully.

Please see footnotes on page 7.

Wells Fargo Real Return Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,022.33	$3.92	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.92	0.78%

Class C

Actual	$1,000.00	$1,018.05	$7.71	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.71	1.53%

Class R6

Actual	$1,000.00	$1,024.10	$2.02	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.00	$2.02	0.40%

Administrator Class

Actual	$1,000.00	$1,023.36	$3.03	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%

Institutional Class

Actual	$1,000.00	$1,023.83	$2.28	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.28	0.45%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Real Return Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 99.85%

Affiliated Master Portfolio: 99.85%
Wells Fargo Real Return Portfolio	$57,182,776

Total Investment Companies (Cost $53,089,799)	57,182,776

Total investments in securities (Cost $53,089,799)	99.85%	57,182,776

Other assets and liabilities, net	0.15	83,216

Total net assets	100.00%	$57,265,992

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets

Affiliated Master Portfolio
Wells Fargo Real Return Portfolio	32%	35%	$(1,121,387)	$3,059,682	$1,288,760	$202,018	$9,637	$57,182,776	99.85%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $53,089,799)	$57,182,776
Receivable for Fund shares sold	61,207
Receivable from manager	36,379
Prepaid expenses and other assets	56,947

Total assets	57,337,309

Liabilities
Payable for Fund shares redeemed	55,278
Administration fees payable	4,337
Distribution fee payable	1,100
Shareholder servicing fees payable	5,783
Trustees’ fees and expenses payable	794
Accrued expenses and other liabilities	4,025

Total liabilities	71,317

Total net assets	$57,265,992

Net assets consist of
Paid-in capital	$55,216,751
Total distributable earnings	2,049,241

Total net assets	$57,265,992

Computation of net asset value and offering price per share
Net assets – Class A	$13,196,266
Shares outstanding – Class A1	1,291,090
Net asset value per share – Class A	$10.22
Maximum offering price per share – Class A2	$10.70
Net assets – Class C	$1,714,319
Shares outstanding – Class C1	170,472
Net asset value per share – Class C	$10.06
Net assets – Class R6	$18,224,227
Shares outstanding – Class R6[1]	1,764,904
Net asset value per share – Class R6	$10.33
Net assets – Administrator Class	$13,543,763
Shares outstanding – Administrator Class[1]	1,304,867
Net asset value per share – Administrator Class	$10.38
Net assets – Institutional Class	$10,587,417
Shares outstanding – Institutional Class[1]	1,024,920
Net asset value per share – Institutional Class	$10.33

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Real Return Fund

Statement of operations—year ended May 31, 2020

Investment income
Interest allocated from affiliated Master Portfolio	$1,288,760
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $4,191)	202,018
Affiliated income allocated from affiliated Master Portfolio	9,637
Expenses allocated from affiliated Master Portfolio	(268,526)
Waivers allocated from affiliated Master Portfolio	38,038

Total investment income	1,269,927

Expenses
Management fee	29,658
Administration fees
Class A	25,476
Class C	3,256
Class R6	5,101
Administrator Class	12,799
Institutional Class	9,244
Shareholder servicing fees
Class A	39,768
Class C	5,083
Administrator Class	31,942
Distribution fee
Class C	15,247
Custody and accounting fees	4,019
Professional fees	35,898
Registration fees	199,450
Shareholder report expenses	69,138
Trustees’ fees and expenses	21,592
Other fees and expenses	15,357

Total expenses	523,028
Less: Fee waivers and/or expense reimbursements
Fund-level	(386,544)
Class A	(388)
Class C	(1)
Administrator Class	(15,361)

Net expenses	120,734

Net investment income	1,149,193

Realized and unrealized gains (losses) on investments
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(1,121,387)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	3,059,682

Net realized and unrealized gains (losses) on investments	1,938,295

Net increase in net assets resulting from operations	$3,087,488

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment income		$1,149,193		$1,389,934
Net realized losses on investments		(1,121,387)		(830,409)
Net change in unrealized gains (losses) on investments		3,059,682		806,875

Net increase in net assets resulting from operations		3,087,488		1,366,400

Distributions to shareholders from net investment income and net realized gains
Class A		(333,051)		(509,589)
Class C		(28,644)		(59,497)
Class R6		(410,590)		(321,376)
Administrator Class		(268,283)		(396,758)
Institutional Class		(274,619)		(349,231)

Total distributions to shareholders		(1,315,187)		(1,636,451)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	341,385	3,446,122	536,260	5,211,071
Class C	58,887	586,232	115,162	1,107,921
Class R6	700,870	7,155,041	315,330	3,110,483
Administrator Class	754,263	7,722,657	418,320	4,128,845
Institutional Class	587,649	6,004,061	733,768	7,248,113

		24,914,113		20,806,433

Reinvestment of distributions
Class A	23,714	238,785	36,976	359,276
Class C	2,484	24,671	5,600	53,596
Class R6	22,788	231,443	13,831	135,701
Administrator Class	25,943	265,162	40,010	394,108
Institutional Class	26,962	274,014	35,503	348,182

		1,034,075		1,290,863

Payment for shares redeemed
Class A	(865,507)	(8,666,594)	(1,429,739)	(13,815,687)
Class C	(153,174)	(1,519,143)	(219,827)	(2,105,292)
Class R6	(395,994)	(4,031,485)	(71,175)	(700,914)
Administrator Class	(827,804)	(8,434,604)	(1,441,193)	(14,228,082)
Institutional Class	(699,776)	(7,084,487)	(874,093)	(8,536,165)

		(29,736,313)		(39,386,140)

Net decrease in net assets resulting from capital share transactions		(3,788,125)		(17,288,844)

Total decrease in net assets		(2,015,824)		(17,558,895)

Net assets
Beginning of period		59,281,816		76,840,711

End of period		$57,265,992		$59,281,816

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.89	$9.87	$9.96	$9.95	$10.07
Net investment income	0.12	0.15	0.21	0.19 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	0.42	0.09	(0.09)	0.03	(0.01)

Total from investment operations	0.54	0.24	0.12	0.22	0.09
Distributions to shareholders from
Net investment income	(0.21)	(0.19)	(0.21)	(0.20)	(0.07)
Net realized gains	0.00	(0.03)	0.00	(0.01)	(0.14)

Total distributions to shareholders	(0.21)	(0.22)	(0.21)	(0.21)	(0.21)
Net asset value, end of period	$10.22	$9.89	$9.87	$9.96	$9.95
Total return[2]	5.48%	2.56%	1.25%	2.23%	1.01%
Ratios to average net assets (annualized)
Gross expenses[3]	1.43%	1.16%	1.04%	1.11%	1.20%
Net expenses[3]	0.78%	0.77%	0.80%	0.85%	0.85%
Net investment income[3]	1.79%	1.95%	2.15%	1.92%	0.98%
Supplemental data
Portfolio turnover rate[4]	24%	39%	29%	25%	29%
Net assets, end of period (000s omitted)	$13,196	$17,716	$26,133	$29,678	$18,938

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$9.73	$9.73	$9.82	$9.77	$9.92
Net investment income	0.11 [1]	0.10 [1]	0.03	0.04	0.03 [1]
Net realized and unrealized gains (losses) on investments	0.35	0.07	0.02	0.10	(0.02)

Total from investment operations	0.46	0.17	0.05	0.14	0.01
Distributions to shareholders from
Net investment income	(0.13)	(0.14)	(0.14)	(0.08)	(0.02)
Net realized gains	0.00	(0.03)	0.00	(0.01)	(0.14)

Total distributions to shareholders	(0.13)	(0.17)	(0.14)	(0.09)	(0.16)
Net asset value, end of period	$10.06	$9.73	$9.73	$9.82	$9.77
Total return[2]	4.77%	1.79%	0.53%	1.44%	0.21%
Ratios to average net assets (annualized)
Gross expenses[3]	2.18%	1.91%	1.79%	1.86%	1.95%
Net expenses[3]	1.53%	1.52%	1.56%	1.60%	1.60%
Net investment income[3]	1.09%	1.08%	1.39%	1.23%	0.30%
Supplemental data
Portfolio turnover rate[4]	24%	39%	29%	25%	29%
Net assets, end of period (000s omitted)	$1,714	$2,553	$3,517	$4,580	$5,654

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$9.99	$9.96	$10.05	$10.17
Net investment income	0.22	0.23 [2]	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.37	0.06	(0.06)	(0.07)

Total from investment operations	0.59	0.29	0.16	0.03
Distributions to shareholders from
Net investment income	(0.25)	(0.23)	(0.25)	(0.14)
Net realized gains	0.00	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.25)	(0.26)	(0.25)	(0.15)
Net asset value, end of period	$10.33	$9.99	$9.96	$10.05
Total return[3]	5.94%	2.99%	1.63%	0.36%
Ratios to average net assets (annualized)
Gross expenses[4]	1.05%	0.82%	0.66%	0.69%
Net expenses[4]	0.40%	0.39%	0.42%	0.47%
Net investment income[4]	2.08%	2.34%	2.52%	1.32%
Supplemental data
Portfolio turnover rate[5]	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$18,224	$14,358	$11,750	$7,438

[1]	For the period from October 31, 2016 (commencement of operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.03	$9.99	$10.06	$10.03	$10.15
Net investment income	0.20 [1]	0.21 [1]	0.24 [1]	0.22 [1]	0.13 [1]
Net realized and unrealized gains (losses) on investments	0.36	0.06	(0.09)	0.02	(0.02)

Total from investment operations	0.56	0.27	0.15	0.24	0.11
Distributions to shareholders from
Net investment income	(0.21)	(0.20)	(0.22)	(0.20)	(0.09)
Net realized gains	0.00	(0.03)	0.00	(0.01)	(0.14)

Total distributions to shareholders	(0.21)	(0.23)	(0.22)	(0.21)	(0.23)
Net asset value, end of period	$10.38	$10.03	$9.99	$10.06	$10.03
Total return	5.67%	2.78%	1.50%	2.46%	1.21%
Ratios to average net assets (annualized)
Gross expenses[2]	1.37%	1.10%	0.97%	1.04%	1.13%
Net expenses[2]	0.60%	0.59%	0.60%	0.60%	0.60%
Net investment income[2]	1.92%	2.15%	2.39%	2.20%	1.30%
Supplemental data
Portfolio turnover rate[3]	24%	39%	29%	25%	29%
Net assets, end of period (000s omitted)	$13,544	$13,562	$23,331	$26,100	$20,607

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Real Return Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$9.99	$9.97	$10.06	$10.17
Net investment income	0.21	0.22	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.37	0.05	(0.08)	(0.10)

Total from investment operations	0.58	0.27	0.16	0.04
Distributions to shareholders from
Net investment income	(0.24)	(0.22)	(0.25)	(0.14)
Net realized gains	0.00	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.24)	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$10.33	$9.99	$9.97	$10.06
Total return[2]	5.88%	2.84%	1.57%	0.41%
Ratios to average net assets (annualized)
Gross expenses[3]	1.10%	0.84%	0.71%	0.76%
Net expenses[3]	0.45%	0.44%	0.47%	0.52%
Net investment income[3]	2.09%	2.20%	2.62%	2.24%
Supplemental data
Portfolio turnover rate[4]	24%	39%	29%	25%
Net assets, end of period (000s omitted)	$10,587	$11,094	$12,110	$5,229

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.39%
Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Real Return Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 35% of Wells Fargo Real Return Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

20  |  Wells Fargo Real Return Fund

Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $53,216,678 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$3,966,098

Gross unrealized losses	0

Net unrealized gains	$3,966,098

As of May 31, 2020, the Fund had capital loss carryforwards which consist of $1,082,708 in short-term capital losses and $906,231 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$57,182,776

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Wells Fargo Real Return Fund  |  21

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $65 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$3,621,157	$11,256,534	$11,770,359	$11,516,037

6. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or

22  |  Wells Fargo Real Return Fund

Notes to financial statements

emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019 were as follows:

	Year ended May 31

	2020	2019

Ordinary income	$1,315,187	$1,409,996

Long-term capital gain	0	226,455

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$72,082	$3,966,098	$(1,988,939)

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Real Return Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

24  |  Wells Fargo Real Return Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 12.66%

Consumer Staples: 3.73%

Beverages: 0.62%
PepsiCo Incorporated	7,618	$1,002,148

Food & Staples Retailing: 0.92%
Costco Wholesale Corporation	1,672	515,762
Walmart Incorporated	7,908	981,066

		1,496,828

Food Products: 0.61%
Mondelez International Incorporated Class A	9,802	510,880
Nomad Foods Limited †	12,990	275,128
Tyson Foods Incorporated Class A	3,169	194,703

		980,711

Household Products: 1.36%
Church & Dwight Company Incorporated	6,577	493,735
The Clorox Company	1,640	338,250
The Procter & Gamble Company	11,849	1,373,536

		2,205,521

Tobacco: 0.22%
Philip Morris International Incorporated	4,953	363,352

Energy: 1.15%

Oil, Gas & Consumable Fuels: 1.15%
BP plc	23,180	536,385
Chevron Corporation	7,961	730,024
Phillips 66	7,623	596,576

		1,862,985

Financials: 0.08%

Mortgage REITs: 0.08%
AGNC Investment Corporation	10,171	131,613

Materials: 3.23%

Chemicals: 1.05%
Ecolab Incorporated	1,407	299,100
Linde plc	3,334	674,602
The Sherwin-Williams Company	771	457,858
Westlake Chemical Corporation	5,632	268,635

		1,700,195

Construction Materials: 0.15%
Martin Marietta Materials Incorporated	1,253	240,689

Containers & Packaging: 0.12%
Crown Holdings Incorporated †	3,023	197,795

Metals & Mining: 1.91%
Agnico-Eagle Mines Limited	2,300	147,200
Alacer Gold Corporation †	7,000	43,621
Alamos Gold Incorporated Class A	10,500	85,031

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  25

Portfolio of investments—May 31, 2020

	Shares	Value

Metals & Mining (continued)
AngloGold Ashanti Limited ADR	3,500	$85,960
B2Gold Corporation	27,000	148,840
Barrick Gold Corporation	12,056	289,344
Endeavour Mining Corporation †	2,700	65,066
Evolution Mining Limited	21,000	84,174
Franco-Nevada Corporation	1,000	140,364
Gold Fields Limited ADR	11,500	88,780
Kinross Gold Corporation †	21,500	139,757
Kirkland Lake Gold Limited	3,437	132,428
MAG Silver Corporation †	6,000	74,562
Newcrest Mining Limited	6,200	125,630
Newmont Goldcorp Corporation	5,940	347,312
Northern Star Resources Limited	15,000	145,236
Pan American Silver Corporation	3,300	96,690
Royal Gold Incorporated	2,342	311,954
SSR Mining Incorporated †	3,100	59,613
Steel Dynamics Incorporated	7,368	195,694
Torex Gold Resources Incorporated †	5,000	68,998
Wheaton Precious Metals Corporation	4,100	176,644
Yamana Gold Incorporated	9,000	48,698

		3,101,596

Real Estate: 4.47%

Equity REITs: 4.47%
Alexandria Real Estate Equities Incorporated	2,314	355,708
American Homes 4 Rent Class A	8,535	215,423
American Tower Corporation	3,252	839,569
Camden Property Trust	2,593	237,441
CoreSite Realty Corporation	2,352	293,577
Equinix Incorporated	1,175	819,715
Equity Residential	3,508	212,444
Four Corners Property Trust Incorporated	14,457	312,560
Healthcare Realty Trust Incorporated	9,571	293,830
Host Hotels & Resorts Incorporated	10,882	129,931
Hudson Pacific Properties Incorporated	6,749	163,123
Invitation Homes Incorporated	12,539	329,776
Mid-America Apartment Communities Incorporated	2,072	241,098
Prologis Incorporated	7,688	703,452
Public Storage Incorporated	1,077	218,351
Retail Opportunity Investment Corporation	16,380	153,808
SBA Communications Corporation	1,707	536,220
Simon Property Group Incorporated	1,970	113,669
STAG Industrial Incorporated	7,719	207,641
Sun Communities Incorporated	3,287	450,944
VICI Properties Incorporated	20,686	405,859

		7,234,139

Total Common Stocks (Cost $16,454,740)		20,517,572

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Corporate Bonds and Notes: 13.53%

Communication Services: 1.75%

Diversified Telecommunication Services: 0.45%
CenturyLink Incorporated	6.75%	12-1-2023	$260,000	$282,264
CenturyLink Incorporated	6.45	6-15-2021	155,000	159,263
Commscope Holding Company Incorporated 144A	5.50	3-1-2024	75,000	77,134
Level 3 Financing Incorporated	5.38	1-15-2024	125,000	126,563
Level 3 Financing Incorporated	5.38	5-1-2025	85,000	87,321

				732,545

Entertainment: 0.38%
Netflix Incorporated	5.38	2-1-2021	600,000	612,750

Media: 0.66%
CSC Holdings LLC	6.75	11-15-2021	105,000	110,621
DISH DBS Corporation	5.88	7-15-2022	190,000	195,267
DISH DBS Corporation	6.75	6-1-2021	155,000	158,100
Sirius XM Radio Incorporated 144A	3.88	8-1-2022	600,000	601,500

				1,065,488

Wireless Telecommunication Services: 0.26%
Sprint Corporation	7.88	9-15-2023	155,000	175,925
Sprint Spectrum Company LLC 144A	3.36	3-20-2023	65,625	65,912
T-Mobile USA Incorporated	4.00	4-15-2022	175,000	179,813

				421,650

Consumer Discretionary: 2.53%

Auto Components: 0.12%
Allison Transmission Incorporated 144A	5.00	10-1-2024	200,000	201,500

Hotels, Restaurants & Leisure: 0.14%
MGM Resorts International	7.75	3-15-2022	130,000	135,311
Royal Caribbean Cruises Limited 144A	11.50	6-1-2025	85,000	90,130

				225,441

Household Durables: 0.94%
KB Home	7.50	9-15-2022	315,000	344,925
Lennar Corporation	6.25	12-15-2021	250,000	257,344
Newell Brands Incorporated	4.35	4-1-2023	267,000	274,343
Pulte Group Incorporated	4.25	3-1-2021	400,000	406,040
Toll Brothers Finance Corporation	5.88	2-15-2022	225,000	234,281

				1,516,933

Internet & Direct Marketing Retail: 0.26%
QVC Incorporated	4.38	3-15-2023	140,000	136,500
QVC Incorporated	5.13	7-2-2022	290,000	289,638

				426,138

Multiline Retail: 0.21%
Macy’s Incorporated 144A%%	8.38	6-15-2025	235,000	238,231
Macy’s Retail Holdings Incorporated	3.45	1-15-2021	100,000	97,000

				335,231

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  27

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Specialty Retail: 0.75%
Group 1 Automotive Incorporated	5.00%	6-1-2022	$395,000	$387,100
L Brands Incorporated	6.63	4-1-2021	365,000	363,175
Penske Auto Group Incorporated	3.75	8-15-2020	360,000	356,432
Penske Auto Group Incorporated	5.75	10-1-2022	110,000	110,275

				1,216,982

Textiles, Apparel & Luxury Goods: 0.11%
Levi Strauss & Company	5.00	5-1-2025	180,000	183,600

Consumer Staples: 0.49%

Food Products: 0.21%
Albertsons Company	6.63	6-15-2024	330,000	341,220

Personal Products: 0.28%
Edgewell Personal Care Company	4.70	5-19-2021	380,000	394,782
Edgewell Personal Care Company	4.70	5-24-2022	60,000	61,800

				456,582

Energy: 1.59%

Oil, Gas & Consumable Fuels: 1.59%
Apache Corporation	3.25	4-15-2022	115,000	110,488
Buckeye Partners LP 144A	4.13	3-1-2025	50,000	49,063
Crestwood Midstream Partners LP	6.25	4-1-2023	210,000	200,025
DCP Midstream Operating LP 144A	4.75	9-30-2021	300,000	294,000
NuStar Logistics LP	4.80	9-1-2020	210,000	211,706
Sabine Pass Liquefaction LLC	6.25	3-15-2022	250,000	265,941
Southern Star Central Corporation 144A	5.13	7-15-2022	405,000	405,122
Suburban Propane Partners LP	5.50	6-1-2024	345,000	348,450
Tallgrass Energy Partners LP 144A	4.75	10-1-2023	360,000	351,900
Targa Resources Partners LP	4.25	11-15-2023	345,000	337,303

				2,573,998

Financials: 2.04%

Banks: 0.19%
CIT Group Incorporated	5.00	8-15-2022	305,000	305,763

Capital Markets: 0.25%
Blue Cube Spinco Incorporated	10.00	10-15-2025	390,000	410,998

Consumer Finance: 0.99%
Ford Motor Credit Company LLC	3.34	3-18-2021	170,000	167,144
Ford Motor Credit Company LLC	5.60	1-7-2022	160,000	159,600
General Motors Financial Company	4.20	3-1-2021	380,000	383,811
Navient Corporation	5.00	10-26-2020	400,000	394,000
Springleaf Finance Corporation	6.13	3-15-2024	95,000	92,179
Springleaf Finance Corporation	7.75	10-1-2021	390,000	399,750

				1,596,484

Diversified Financial Services: 0.19%
LPL Holdings Incorporated 144A	5.75	9-15-2025	295,000	306,694

Insurance: 0.11%
Genworth Holdings Incorporated	7.63	9-24-2021	195,000	180,178

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Mortgage REITs: 0.12%
Starwood Property Trust Incorporated	5.00%	12-15-2021	$200,000	$196,000

Thrifts & Mortgage Finance: 0.19%
Ladder Capital Finance Holdings LP 144A	5.25	3-15-2022	330,000	308,550

Health Care: 1.48%

Health Care Equipment & Supplies: 0.05%
Hologic Incorporated 144A	4.38	10-15-2025	75,000	76,672

Health Care Providers & Services: 1.43%
Centene Corporation	4.75	5-15-2022	435,000	440,459
Centene Corporation	4.75	1-15-2025	130,000	134,225
HealthSouth Corporation	5.13	3-15-2023	290,000	291,450
Magellan Health Incorporated	4.90	9-22-2024	180,000	183,600
MEDNAX Incorporated 144A	5.25	12-1-2023	335,000	328,300
Molina Healthcare Incorporated	5.38	11-15-2022	400,000	414,220
Tenet Healthcare Corporation	4.63	7-15-2024	240,000	243,000
Universal Health Services Incorporated 144A	4.75	8-1-2022	282,000	282,000

				2,317,254

Industrials: 1.43%

Airlines: 0.33%
American Airlines Group Company 144A	5.00	6-1-2022	430,000	249,400
United Continental Holdings Incorporated	4.25	10-1-2022	360,000	288,900

				538,300

Commercial Services & Supplies: 0.34%
ADT Corporation	6.25	10-15-2021	350,000	361,946
Mobile Mini Incorporated	5.88	7-1-2024	190,000	194,750

				556,696

Construction & Engineering: 0.32%
Great Lakes Dredge & Dock Corporation	8.00	5-15-2022	395,000	402,900
Taylor Morrison Communities Incorporated 144A	5.88	4-15-2023	110,000	109,725

				512,625

Electronic Equipment, Instruments & Components: 0.04%
Wesco Distribution Incorporated Company 144A%%	7.13	6-15-2025	55,000	55,000

Trading Companies & Distributors: 0.40%
Aircastle Limited	5.13	3-15-2021	275,000	269,615
Fortress Transportation & Infrastructure Investors LLC 144A	6.75	3-15-2022	415,000	384,116

				653,731

Information Technology: 0.99%

Electronic Equipment, Instruments & Components: 0.22%
Anixter International Incorporated	5.13	10-1-2021	350,000	357,875

IT Services: 0.20%
Cardtronics Incorporated 144A	5.50	5-1-2025	345,000	324,300

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  29

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Software: 0.32%
NortonLifeLock Incorporated 144A	5.00%	4-15-2025	$120,000	$122,400
Symantec Corporation	4.20	9-15-2020	395,000	396,481

				518,881

Technology Hardware, Storage & Peripherals: 0.25%
Dell International LLC 144A	7.13	6-15-2024	245,000	254,339
EMC Corporation	2.65	6-1-2020	158,000	158,000

				412,339

Materials: 0.29%

Chemicals: 0.04%
Chemours Company	6.63	5-15-2023	65,000	65,163

Containers & Packaging: 0.21%
Berry Global Incorporated	5.50	5-15-2022	22,000	21,946
Owens-Brockway Glass Container Incorporated 144A	5.00	1-15-2022	57,000	57,428
Sealed Air Corporation 144A	5.13	12-1-2024	50,000	54,111
Sealed Air Corporation 144A	5.25	4-1-2023	190,000	199,975

				333,460

Metals & Mining: 0.04%
Freeport-McMoRan Incorporated	3.55	3-1-2022	69,000	69,690

Real Estate: 0.35%

Equity REITs: 0.20%
CoreCivic Incorporated	4.63	5-1-2023	245,000	237,650
CoreCivic Incorporated	5.00	10-15-2022	35,000	34,300
SBA Communications Corporation	4.00	10-1-2022	60,000	60,838

				332,788

Real Estate Management & Development: 0.15%
Realogy Group LLC 144A	5.25	12-1-2021	250,000	238,750

Utilities: 0.59%

Electric Utilities: 0.16%
DPL Incorporated	7.25	10-15-2021	145,000	148,988
NextEra Energy Operating Partners LP 144A	4.25	7-15-2024	100,000	103,250

				252,238

Independent Power & Renewable Electricity Producers: 0.43%
TerraForm Power Operating LLC 144A	4.25	1-31-2023	500,000	508,750
The AES Corporation	4.50	3-15-2023	185,000	188,478

				697,228

Total Corporate Bonds and Notes (Cost $22,317,090)				21,927,715

Loans: 3.42%

Communication Services: 0.85%

Entertainment: 0.08%
Live Nation Entertainment Inc Term Loan B4 (1 Month LIBOR +1.75%) ±	1.94	10-17-2026	136,158	127,376

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Media: 0.51%
CSC Holdings LLC (1 Month LIBOR +2.50%) ±	2.68%	4-15-2027	$370,689	$357,021
Diamond Sports Group LLC (1 Month LIBOR +3.25%) ±	3.42	8-24-2026	348,250	298,189
Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	2.68	1-31-2028	175,000	169,458

				824,668

Wireless Telecommunication Services: 0.26%
SBA Senior Finance II LLC (1 Month LIBOR +1.75%) ±	1.93	4-11-2025	430,788	418,451

Consumer Discretionary: 0.26%

Auto Components: 0.09%
Belron Finance US LLC Term Loan B ‡	2.97	11-7-2024	156,400	152,490

Hotels, Restaurants & Leisure: 0.13%
Wyndham Hotels & Resorts Incorporated (1 Month LIBOR +1.75%) ±	1.92	5-30-2025	216,700	205,943

Specialty Retail: 0.04%
Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	2.43	7-5-2024	64,064	60,220

Consumer Staples: 0.08%

Food Products: 0.08%
Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	2.17	1-26-2024	131,416	128,733

Energy: 0.16%

Oil, Gas & Consumable Fuels: 0.16%
Apergy Corporation 2020 Term Loan <	5.00	5-29-2027	40,000	38,000
Buckeye Partners LP (1 Month LIBOR +2.75%) ±	3.12	11-1-2026	230,000	223,100

				261,100

Financials: 0.30%

Consumer Finance: 0.22%
TransUnion LLC (1 Month LIBOR +1.75%) ±	1.92	11-16-2026	363,487	351,598

Diversified Financial Services: 0.08%
Delos Finance SARL (3 Month LIBOR +1.75%) ±	3.20	10-6-2023	140,000	133,613

Health Care: 0.10%

Health Care Providers & Services: 0.10%
HCA Incorporated (1 Month LIBOR +1.75%) ±	1.92	3-18-2026	112,103	109,800
Select Medical Corporation (1 Month LIBOR +2.50%) ±	2.67	3-6-2025	49,214	47,369

				157,169

Industrials: 1.00%

Aerospace & Defense: 0.09%
Rexnord LLC (1 Month LIBOR +1.75%) ±	1.92	8-21-2024	156,250	153,955

Building Products: 0.37%
Advanced Drainage Systems Incorporated (1 Month LIBOR +2.25%) ±‡	2.63	7-31-2026	323,250	315,573
Flex Acquisition Company (3 Month LIBOR +3.00%) ±‡<	3.00	12-29-2023	300,000	282,750

				598,323

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  31

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Commercial Services & Supplies: 0.41%
Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	3.00%	11-10-2023	$175,722	$174,096
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.92	3-28-2024	106,844	101,903
Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	1.92	3-11-2025	364,323	346,380
KAR Auction Services Incorporated (1 Month LIBOR +2.25%) ±‡	2.44	9-19-2026	38,969	37,216

				659,595

Machinery: 0.02%
Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	3.95	1-31-2024	37,883	36,178

Road & Rail: 0.11%
Genesee & Wyoming Incorporated (3 Month LIBOR +2.00%) ±	3.45	12-30-2026	180,000	175,918

Information Technology: 0.41%

Electronic Equipment, Instruments & Components: 0.12%
CDW LLC (1 Month LIBOR +1.75%) ±	1.93	10-13-2026	195,929	192,684

Semiconductors & Semiconductor Equipment: 0.19%
ON Semiconductor Corporation (1 Month LIBOR +2.00%) ±	2.17	9-19-2026	313,425	304,480

Software: 0.10%
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	1.92	4-16-2025	102,767	99,363
SS&C Technologies Incorporated (1 Month LIBOR +1.75%) ±	1.92	4-16-2025	70,636	68,296

				167,659

Materials: 0.26%

Chemicals: 0.16%
Ineos US Finance LLC (1 Month LIBOR +2.00%) ±	2.17	4-1-2024	264,787	253,753

Containers & Packaging: 0.10%
Berry Global Incorporated (1 Month LIBOR +2.00%) ±	2.22	10-1-2022	175,000	172,239

Total Loans (Cost $5,770,787)				5,536,145

U.S. Treasury Securities: 67.12%
TIPS	0.13	7-15-2022	2,301,125	2,327,810
TIPS	0.13	1-15-2023	5,379,119	5,438,599
TIPS	0.13	7-15-2024	2,647,137	2,722,826
TIPS	0.13	10-15-2024	2,998,208	3,090,681
TIPS	0.13	7-15-2026	3,656,076	3,814,406
TIPS	0.13	1-15-2030	2,944,686	3,125,248
TIPS	0.25	1-15-2025	4,522,836	4,676,466
TIPS	0.25	7-15-2029	1,745,830	1,873,953
TIPS	0.25	2-15-2050	436,757	478,608
TIPS	0.38	7-15-2023	4,630,952	4,758,990
TIPS	0.38	7-15-2025	6,117,426	6,419,179
TIPS	0.38	1-15-2027	3,179,115	3,368,900
TIPS	0.38	7-15-2027	1,540,665	1,646,971
TIPS	0.50	1-15-2028	3,343,536	3,605,908
TIPS	0.63	4-15-2023	4,104,919	4,212,387
TIPS	0.63	1-15-2024	3,578,881	3,713,939
TIPS	0.63	1-15-2026	5,372,100	5,716,652
TIPS	0.63	2-15-2043	2,060,246	2,380,722
TIPS	0.75	7-15-2028	2,277,795	2,523,765
TIPS	0.75	2-15-2042	2,781,695	3,271,431
TIPS	0.75	2-15-2045	1,989,585	2,388,478
TIPS	0.88	1-15-2029	884,290	990,020

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
TIPS	0.88%	2-15-2047	$1,074,697	$1,345,353
TIPS	1.00	2-15-2046	1,557,871	1,984,208
TIPS	1.00	2-15-2048	1,198,563	1,554,138
TIPS	1.00	2-15-2049	712,945	934,940
TIPS	1.38	2-15-2044	2,248,408	3,016,026
TIPS	1.75	1-15-2028	2,359,586	2,775,411
TIPS	2.00	1-15-2026	2,926,283	3,342,141
TIPS	2.13	2-15-2040	1,242,062	1,796,157
TIPS	2.13	2-15-2041	1,585,405	2,324,605
TIPS	2.38	1-15-2025	4,019,277	4,555,798
TIPS	2.38	1-15-2027	2,169,617	2,593,980
TIPS	2.50	1-15-2029	2,272,347	2,867,941
TIPS	3.38	4-15-2032	916,190	1,339,073
TIPS	3.63	4-15-2028	1,843,357	2,442,649
TIPS	3.88	4-15-2029	2,418,139	3,354,917

Total U.S. Treasury Securities (Cost $99,294,373)				108,773,276

Yankee Corporate Bonds and Notes: 2.07%

Communication Services: 0.42%

Media: 0.42%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	289,000	289,361
Videotron Limited	5.00	7-15-2022	375,000	388,125

				677,486

Consumer Discretionary: 0.16%

Hotels, Restaurants & Leisure: 0.16%
International Game Technology plc 144A	6.25	2-15-2022	250,000	255,138

Energy: 0.22%

Energy Equipment & Services: 0.22%
Alcoa Nederland Holding Company BV 144A	6.75	9-30-2024	355,000	360,325

Health Care: 0.73%

Pharmaceuticals: 0.73%
Bausch Health Companies Incorporated 144A	6.50	3-15-2022	535,000	544,256
Teva Pharmaceutical Finance BV	2.20	7-21-2021	275,000	269,624
Teva Pharmaceutical Finance BV	2.80	7-21-2023	310,000	292,950
Teva Pharmaceutical Finance BV	3.65	11-10-2021	70,000	68,950

				1,175,780

Information Technology: 0.11%

Communications Equipment: 0.11%
Nokia OYJ	3.38	6-12-2022	180,000	183,600

Materials: 0.43%

Chemicals: 0.22%
Park Aerospace Holdings Company 144A	5.25	8-15-2022	400,000	353,014

Metals & Mining: 0.21%
FMG Resources Proprietary Limited 144A	4.75	5-15-2022	345,000	350,365

Total Yankee Corporate Bonds and Notes (Cost $3,371,811)				3,355,708

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  33

Portfolio of investments—May 31, 2020

	Yield	Shares	Value
Short-Term Investments: 0.57%

Investment Companies: 0.57%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.12%	923,723	$923,723

Total Short-Term Investments (Cost $923,723)			923,723

Total investments in securities (Cost $148,132,524)	99.37%	161,034,139

Other assets and liabilities, net	0.63	1,020,733

Total net assets	100.00%	$162,054,872

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
‡	Security is valued using significant unobservable inputs.
<	All or a portion of the position represents an unfunded loan commitment. The rate represents current interest rate if the loan is partially funded.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated for when-issued securities and/or unfunded loans.

Abbreviations:

ADR	American depositary receipt

LIBOR	London Interbank Offered Rate

TIPS	Treasury inflation-protected securities

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	14	9-30-2020	$3,090,851	$3,091,813	$962	$0

Short

10-Year U.S. Treasury Notes	(25)	9-21-2020	(3,466,181)	(3,476,563)	0	(10,382)

10-Year Ultra Futures	(3)	9-21-2020	(469,635)	(471,984)	0	(2,349)

U.S. Ultra Bond	(8)	9-21-2020	(1,739,187)	(1,744,250)	0	(5,063)

5-Year U.S. Treasury Notes	(64)	9-30-2020	(8,023,940)	(8,040,000)	0	(16,060)

					$962	$(33,854)

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Real Return Portfolio

Portfolio of investments—May 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment companies
Securities Lending Cash Investments LLC *	0	3,588,528	(3,588,528)	0	$(13)	$0	$1,443	#	$0
Wells Fargo Government Money Market Fund Select Class	2,121,643	44,536,645	(45,734,565)	923,723	0	0	28,557		923,723

					$(13)	$0	$30,000		$923,723	0.57%

*	No longer held at the end of the period
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  35

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $147,208,801)	$160,110,416
Investments in affiliated securities, at value (cost $923,723)	923,723
Foreign currency, at value (cost $1,402)	1,510
Cash	291,006
Segregated cash for futures contracts	226,321
Receivable for investments sold	819,606
Receivable for dividends and interest	663,685
Prepaid expenses and other assets	56,261

Total assets	163,092,528

Liabilities
Payable for investments purchased	945,755
Payable for daily variation margin on open futures contracts	46,141
Advisory fee payable	44,957
Trustees’ fees and expenses payable	803

Total liabilities	1,037,656

Total net assets	$162,054,872

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Real Return Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Interest	$3,836,384
Dividends (net of foreign withholding taxes of $12,363)	596,946
Income from affiliated securities	28,949

Total investment income	4,462,279

Expenses
Advisory fee	699,629
Custody and accounting fees	17,287
Professional fees	46,570
Shareholder report expenses	1,427
Trustees’ fees and expenses	20,776
Other fees and expenses	8,530

Total expenses	794,219
Less: Fee waivers and/or expense reimbursements	(112,426)

Net expenses	681,793

Net investment income	3,780,486

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(2,298,470)
Affiliated securities	(13)
Futures contracts	(636,028)

Net realized losses on investments	(2,934,511)

Net change in unrealized gains (losses) on
Unaffiliated securities	8,793,994
Futures contracts	5,286

Net change in unrealized gains (losses) on investments	8,799,280

Net realized and unrealized gains (losses) on investments	5,864,769

Net increase in net assets resulting from operations	$9,645,255

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  37

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$3,780,486	$4,635,632
Net realized losses on investments	(2,934,511)	(2,945,442)
Net change in unrealized gains (losses) on investments	8,799,280	3,096,994

Net increase in net assets resulting from operations	9,645,255	4,787,184

Capital transactions
Transactions in investors’ beneficial interests
Contributions	25,838,830	110,886,812
Withdrawals	(56,167,504)	(78,081,410)

Net increase (decrease) in net assets resulting from capital transactions	(30,328,674)	32,805,402

Total increase (decrease) in net assets	(20,683,419)	37,592,586

Net assets
Beginning of period	182,738,291	145,145,705

End of period	$162,054,872	$182,738,291

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Real Return Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	5.92%	2.99%	1.67%	2.65%	1.29%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.45%	0.48%	0.52%	0.56%
Net expenses	0.39%	0.40%	0.41%	0.44%	0.44%
Net investment income	2.16%	2.29%	2.40%	2.36%	1.45%
Supplemental data
Portfolio turnover rate	24%	39%	29%	25%	29%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Real Return Portfolio  |  39

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

40  |  Wells Fargo Real Return Portfolio

Notes to financial statements

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e. voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and is subject to interest rate risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures

Wells Fargo Real Return Portfolio  |  41

Notes to financial statements

contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Inflation-indexed bonds and TIPS

The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $148,538,694 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$14,912,826

Gross unrealized losses	(2,450,273)

Net unrealized gains	$12,462,553

42  |  Wells Fargo Real Return Portfolio

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer staples	$6,048,560	$0	$0	$6,048,560

Energy	1,862,985	0	0	1,862,985

Financials	131,613	0	0	131,613

Materials	4,885,235	355,040	0	5,240,275

Real estate	7,234,139	0	0	7,234,139

Corporate bonds and notes	0	21,927,715	0	21,927,715

Loans	0	4,651,718	884,427	5,536,145

U.S. Treasury securities	108,773,276	0	0	108,773,276

Yankee corporate bonds and notes	0	3,355,708	0	3,355,708

Short-term investments

Investment companies	923,723	0	0	923,723

	129,859,531	30,290,181	884,427	161,034,139

Futures contracts	962	0	0	962

Total assets	$129,860,493	$30,290,181	$884,427	$161,035,101

Liabilities

Futures contracts	$33,854	$0	$0	$33,854

Total liabilities	$33,854	$0	$0	$33,854

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

Wells Fargo Real Return Portfolio  |  43

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$10,262,289	$31,900,797	$33,356,968	$32,636,224

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

44  |  Wells Fargo Real Return Portfolio

Notes to financial statements

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2020, the Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio. The Portfolio had an average notional amount of $3,328,875 in long futures contracts and $7,168,090 in short futures contracts during the year ended May 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Portfolio adopted the change in accounting policy which did not have a material impact to the Portfolio’s financial statements.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Real Return Portfolio  |  45

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

46  |  Wells Fargo Real Return Portfolio

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.61% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $153,127 of income dividends paid during the fiscal year ended May 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2020, $1,071,834 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2020, 16.67% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Real Return Fund  |  47

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Real Return Fund and Wells Fargo Real Return Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Real Return Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Real Return Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management

Wells Fargo Real Return Fund  |  51

Other information (unaudited)

and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the one-, three-, five- and ten-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the five- and ten-year periods ended March 31, 2020, and lower than the average investment performance of its Universe for one- and three-year periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Bloomberg Barclays U.S. TIPS Index, for all periods ended December 31, 2019, and lower than its benchmark index for all periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

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Other information (unaudited)

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

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Other information (unaudited)

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

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Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Real Return Fund  |  57

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

58  |  Wells Fargo Real Return Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Real Return Fund  |  59

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

60  |  Wells Fargo Real Return Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00337 07-20

A288/AR288 05-20

Annual Report

May 31, 2020

Wells Fargo Core Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Core Bond Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Bond Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Core Bond Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Core Bond Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index, a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Core Bond Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®‡*

Jarad Vasquez

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (MBFAX)	10-31-2001	4.10	2.55	3.43	9.03	3.50	3.90	0.83	0.78

Class C (MBFCX)	10-31-2001	7.22	2.73	3.12	8.22	2.73	3.12	1.58	1.53

Class R (WTRRX)[4]	7-9-2010	–	–	–	8.80	3.24	3.64	1.08	1.03

Class R4 (MBFRX)[5]	11-30-2012	–	–	–	9.34	3.78	4.19	0.60	0.52

Class R6 (WTRIX)[6]	11-30-2012	–	–	–	9.42	3.92	4.32	0.45	0.37

Administrator Class (MNTRX)	6-30-1997	–	–	–	9.14	3.58	3.99	0.77	0.70

Institutional Class (MBFIX)	10-31-2001	–	–	–	9.45	3.87	4.29	0.50	0.42

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	9.42	3.94	3.92	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Core Bond Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*

Thomas O’Connor, CFA has announced his intention to retire from Wells Capital Management Incorporated on December 31, 2020. He will continue to serve as a portfolio manager of the Fund through that date.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.78% for Class A, 1.53% for Class C, 1.03% for Class R, 0.52% for Class R4, 0.37% for Class R6, 0.70% for Administrator Class, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Class R shares.

[5]

Historical performance shown for the Class R4 shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Class R4 shares.

[6]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the portfolio composition of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

[11]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Wells Fargo Core Bond Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2020.

∎	A sector overweight to asset-backed securities (ABS) and poor security selection within ABS and commercial mortgage-backed securities (CMBS) detracted from performance, particularly during March 2020.

∎	Security selection in the credit sector and in agency mortgage-backed securities (MBS) contributed to performance and was an offset to the negative performance comparisons versus benchmark.

The global economy and markets faced a range of issues.

Despite trade tensions presenting a clear overhang along with political uneasiness with China, such as its own tensions with Hong Kong, the U.S. economy coasted into year-end with sub-trend growth, while stocks and credit were performing well. Slowing manufacturing surveys amid ongoing uncertainties on trade, weak export performance, and the impact of the General Motors strike and Boeing’s production halt all loomed large.

As we moved into the new year, concerns around the broadening scope of the coronavirus outbreak began to simmer, adding to a high degree of uncertainty in the U.S. and global economies. The outbreak of the coronavirus intensified and spread from mainland China into several other countries during February, first erupting in Italy and Iran before moving to the United States and elsewhere throughout the globe, sending shockwaves through financial markets.

While signs of economic strength were emerging early in the year, moves toward shutdowns of all but essential activity to contain the spread of the virus had profound effects on world economies. Early indicators suggest unprecedented declines in economic activity coupled with a rapid rise of unemployment as companies furloughed workers to mitigate the impact of lost revenue and to conserve liquidity. Consensus forecasts for second-quarter U.S. gross domestic product suggests a decline of 30% to 50% with unemployment moving toward 15%.

The pandemic contributed to extreme volatility.

Quite understandably, the outset of the pandemic contributed to periods of extreme volatility in financial markets. U.S. fixed-income markets seized up in a dramatic rush for cash, on behalf of both corporate and investor participants, prices plunged across the spectrum of our opportunity set amid violent technical moves. Policymakers responded swiftly, using the playbook from the 2008 financial crisis, but with far more firepower and all in a period of a few weeks. The U.S. Federal Reserve lowered rates to near zero and announced a broad array of liquidity support measures, such as buying sufficient Treasuries and agency mortgages to support smooth market functioning after high volatility and coordinating with the U.S. Department of the Treasury to provide lending power for purchases of ABS, commercial paper, money markets, small business loans, and investment-grade corporate issuance. Further, Congress provided $2 trillion of fiscal stimulus on a broad bipartisan basis to support workers and affected sectors, with additional packages likely forthcoming. Foreign countries are following with fiscal and monetary stimulus of their own, and there are early signs of stepped-up international coordination from the International Monetary Fund and G-20.

While hope is for the stimulus measures to provide a bridge to eventual reopenings, shocking U.S. economic data released during April and May reflected an idle U.S. economy amid coronavirus closures that are just now beginning to ease. We expect a continuing trend of eye-popping economic and corporate results for the next many quarters but for now, the financial markets are looking beyond the current fundamentals.

Ten largest holdings (%) as of May 31, 2020[9]

FNMA, 2.50%, 6-11-2050	2.85

FNMA, 2.50%, 8-13-2050	2.71

U.S. Treasury Bond, 2.75%, 11-15-2042	2.29

FNMA, 2.50%, 7-14-2050	1.88

U.S. Treasury Bond, 2.88%, 5-15-2043	1.66

U.S. Treasury Bond, 3.13%, 8-15-2044	1.62

U.S. Treasury Bond, 1.13%, 5-15-2040	1.38

U.S. Treasury Note, 0.13%, 5-31-2022	1.36

FHLMC, 4.00%, 7-1-2049	1.14

GNMA, 4.00%, 6-20-2047	1.13

Portfolio composition as of May 31, 2020[10]

Please see footnotes on page 7.

8  |  Wells Fargo Core Bond Fund

Performance highlights (unaudited)

Stocks and credit markets soared in April and May on the heels of the extraordinary stimulus measures driving record inflows into riskier assets, including credit strategies. At period-end, the S&P 500 Index11 was up more than 36% from its 52-week low on March 23 and credit funds were reporting an accelerating pace of inflows, fueling the incredibly strong technical conditions.

Heading into 2020, the core strategy was positioned with modest underweights to the credit and CMBS sectors and overweight positions in MBS and ABS. Taking advantage of the dramatic sell-off in credit, which has presented a robust opportunity for security selection, we have increased our exposure to the highly liquid agency MBS sector, with some modest reductions to ABS as an offset. We continue to maintain an underweight to commercial MBS, with significant questions about commercial real estate fundamentals.

We believe fixed-income markets are providing superior security selection opportunities in 2020 and potentially for a number of quarters and years as we observe attractive valuations and an extended period of heightened volatility. We will seek to add value through our bottom-up, active, relative-value investment management while maintaining disciplined risk management and a duration-neutral approach. As always, we continue to focus on bottom-up security selection in what are unusually disorderly markets. As always, we remain nimble and agile and stand ready to take advantage of opportunities across our opportunity set, the most liquid components of the U.S. fixed-income universe.

Please see footnotes on page 7.

Wells Fargo Core Bond Fund  |  9

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,053.12	$4.00	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%

Class C

Actual	$1,000.00	$1,048.90	$7.82	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.37	$7.70	1.53%

Class R

Actual	$1,000.00	$1,052.36	$5.09	0.99%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$5.01	0.99%

Class R4

Actual	$1,000.00	$1,054.05	$2.67	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.63	0.52%

Class R6

Actual	$1,000.00	$1,054.87	$1.90	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.15	$1.87	0.37%

Administrator Class

Actual	$1,000.00	$1,053.89	$3.58	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	$3.52	0.70%

Institutional Class

Actual	$1,000.00	$1,054.61	$2.16	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.12	0.42%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Core Bond Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 100.00%

Affiliated Master Portfolio: 100.00%
Wells Fargo Core Bond Portfolio	$5,464,570,176

Total Investment Companies (Cost $5,290,657,085)	5,464,570,176

Total investments in securities (Cost $5,290,657,085)	100.00%	5,464,570,176

Other assets and liabilities, net	0.00	107,646

Total net assets	100.00%	$5,464,677,822

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	93%	95%	$306,742,964	$56,934,677	$142,065,598	$1,837,951	$5,464,570,176	100.00%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $5,290,657,085)	$5,464,570,176
Receivable for Fund shares sold	8,750,159
Prepaid expenses and other assets	15,027

Total assets	5,473,335,362

Liabilities
Payable for Fund shares redeemed	6,061,601
Dividends payable	1,751,113
Management fee payable	131,910
Administration fees payable	286,485
Distribution fees payable	18,278
Trustees’ fees and expenses payable	843
Accrued expenses and other liabilities	407,310

Total liabilities	8,657,540

Total net assets	$5,464,677,822

Net assets consist of
Paid-in capital	$5,132,209,537
Total distributable earnings	332,468,285

Total net assets	$5,464,677,822

Computation of net asset value and offering price per share
Net assets – Class A	$299,642,121
Shares outstanding – Class A1	21,143,131
Net asset value per share – Class A	$14.17
Maximum offering price per share – Class A2	$14.84
Net assets – Class C	$27,971,348
Shares outstanding – Class C1	1,993,026
Net asset value per share – Class C	$14.03
Net assets – Class R	$3,240,527
Shares outstanding – Class R1	234,284
Net asset value per share – Class R	$13.83
Net assets – Class R4	$4,548,628
Share outstanding – Class R4[1]	328,978
Net asset value per share – Class R4	$13.83
Net assets – Class R6	$2,545,332,095
Shares outstanding – Class R6[1]	184,184,376
Net asset value per share – Class R6	$13.82
Net assets – Administrator Class	$218,522,163
Shares outstanding – Administrator Class[1]	15,797,219
Net asset value per share – Administrator Class	$13.83
Net assets – Institutional Class	$2,365,420,940
Shares outstanding – Institutional Class[1]	171,219,253
Net asset value per share – Institutional Class	$13.82

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Core Bond Fund

Statement of operations—year ended May 31, 2020

Investment income
Interest allocated from affiliated Master Portfolio	$142,065,598
Affiliated income allocated from affiliated Master Portfolio	1,837,951
Expenses allocated from affiliated Master Portfolio	(19,028,985)

Total investment income	124,874,564

Expenses
Management fee	2,688,785
Administration fees
Class A	478,850
Class C	49,215
Class R	8,323
Class R4	5,406
Class R6	756,695
Administrator Class	206,329
Institutional Class	1,926,516
Shareholder servicing fees
Class A	747,869
Class C	76,808
Class R	12,359
Class R4	6,756
Administrator Class	512,120
Distribution fees
Class C	230,090
Class R	12,584
Custody and accounting fees	184,137
Professional fees	35,323
Registration fees	237,262
Shareholder report expenses	325,558
Trustees’ fees and expenses	21,592
Other fees and expenses	102,230

Total expenses	8,624,807
Less: Fee waivers and/or expense reimbursements
Fund-level	(2,108,224)
Class A	(23,650)
Class C	(2,037)
Class R4	(2,528)
Class R6	(756,695)
Administrator Class	(57,433)
Institutional Class	(913,629)

Net expenses	4,760,611

Net investment income	120,113,953

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	306,742,964
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	56,934,677

Net realized and unrealized gains (losses) on investments	363,677,641

Net increase in net assets resulting from operations	$483,791,594

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment income		$120,113,953		$149,517,912
Net realized gains (losses) on investments		306,742,964		(17,410,516)
Net change in unrealized gains (losses) on investments		56,934,677		182,530,737

Net increase in net assets resulting from operations		483,791,594		314,638,133

Distributions to shareholders from net investment income and net realized gains
Class A		(6,294,414)		(7,707,522)
Class C		(417,858)		(731,013)
Class R		(97,982)		(258,514)
Class R4		(161,109)		(310,999)
Class R6		(63,508,068)		(65,026,382)
Administrator Class		(4,506,235)		(6,822,022)
Institutional Class		(59,496,339)		(68,704,939)

Total distributions to shareholders		(134,482,005)		(149,561,391)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,035,376	68,831,957	5,814,230	74,731,899
Class C	737,031	9,984,279	504,131	6,445,467
Class R	91,423	1,215,599	192,684	2,418,555
Class R4	183,129	2,446,252	232,839	2,916,548
Class R6	46,956,601	627,133,874	134,743,486	1,690,762,705
Administrator Class	5,387,937	72,239,222	7,054,319	87,991,112
Institutional Class	67,880,909	903,670,274	62,642,714	786,483,803

		1,685,521,457		2,651,750,089

Reinvestment of distributions
Class A	399,765	5,475,932	517,112	6,661,968
Class C	14,131	191,525	27,587	351,123
Class R	1,589	21,221	2,650	33,322
Class R4	12,039	160,382	24,725	310,703
Class R6	3,578,858	47,809,034	4,654,160	58,457,025
Administrator Class	324,731	4,342,589	528,027	6,640,587
Institutional Class	3,940,416	52,636,436	4,468,964	56,130,059

		110,637,119		128,584,787

Payment for shares redeemed
Class A	(7,058,184)	(96,112,855)	(8,462,820)	(108,862,680)
Class C	(1,381,669)	(18,673,889)	(1,664,172)	(21,223,278)
Class R	(519,677)	(6,891,248)	(508,524)	(6,425,841)
Class R4	(700,264)	(9,317,864)	(354,232)	(4,433,486)
Class R6	(60,509,001)	(803,022,923)	(53,758,496)	(673,745,873)
Administrator Class	(5,797,513)	(77,110,768)	(13,129,627)	(165,688,347)
Institutional Class	(81,653,483)	(1,088,476,808)	(150,751,229)	(1,886,370,187)

		(2,099,606,355)		(2,866,749,692)

Net decrease in net assets resulting from capital share transactions		(303,447,779)		(86,414,816)

Total increase in net assets		45,861,810		78,661,926

Net assets
Beginning of period		5,418,816,012		5,340,154,086

End of period		$5,464,677,822		$5,418,816,012

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.28	$12.86	$13.22	$13.28	$13.16
Net investment income	0.25	0.32	0.24	0.19 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.93	0.42	(0.36)	0.00	0.12

Total from investment operations	1.18	0.74	(0.12)	0.19	0.31
Distributions to shareholders from
Net investment income	(0.26)	(0.32)	(0.24)	(0.19)	(0.19)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.29)	(0.32)	(0.24)	(0.25)	(0.19)
Net asset value, end of period	$14.17	$13.28	$12.86	$13.22	$13.28
Total return[2]	9.03%	5.87%	(0.96)%	1.48%	2.36%
Ratios to average net assets (annualized)
Gross expenses[3]	0.82%	0.83%	0.83%	0.83%	0.83%
Net expenses[3]	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income[3]	1.85%	2.50%	1.79%	1.40%	1.43%
Supplemental data
Portfolio turnover rate[4]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$299,642	$302,246	$320,208	$360,276	$699,273

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.15	$12.74	$13.09	$13.15	$13.03
Net investment income	0.15	0.23	0.14	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.92	0.40	(0.35)	0.00	0.12

Total from investment operations	1.07	0.63	(0.21)	0.09	0.21
Distributions to shareholders from
Net investment income	(0.16)	(0.22)	(0.14)	(0.09)	(0.09)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.19)	(0.22)	(0.14)	(0.15)	(0.09)
Net asset value, end of period	$14.03	$13.15	$12.74	$13.09	$13.15
Total return[1]	8.22%	5.04%	(1.65)%	0.72%	1.61%
Ratios to average net assets (annualized)
Gross expenses[2]	1.57%	1.58%	1.58%	1.58%	1.58%
Net expenses[2]	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income[2]	1.11%	1.75%	1.04%	0.68%	0.68%
Supplemental data
Portfolio turnover rate[3]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$27,971	$34,494	$47,843	$59,049	$66,612

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.96	$12.55	$12.90	$12.97	$12.85
Net investment income	0.22 [1]	0.28 [1]	0.20 [1]	0.15 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.90	0.41	(0.35)	(0.01)	0.12

Total from investment operations	1.12	0.69	(0.15)	0.14	0.27
Distributions to shareholders from
Net investment income	(0.22)	(0.28)	(0.20)	(0.15)	(0.15)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.25)	(0.28)	(0.20)	(0.21)	(0.15)
Net asset value, end of period	$13.83	$12.96	$12.55	$12.90	$12.97
Total return	8.80%	5.61%	(1.19)%	1.15%	2.13%
Ratios to average net assets (annualized)
Gross expenses[2]	1.05%	1.07%	1.08%	1.08%	1.08%
Net expenses[2]	1.02%	1.03%	1.03%	1.03%	1.03%
Net investment income[2]	1.66%	2.25%	1.54%	1.18%	1.18%
Supplemental data
Portfolio turnover rate[3]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$3,241	$8,565	$12,230	$13,826	$17,985

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R4	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.95	$12.55	$12.89	$12.95	$12.83
Net investment income	0.29 [1]	0.35	0.26 [1]	0.22	0.22
Net realized and unrealized gains (losses) on investments	0.91	0.40	(0.34)	0.00	0.12

Total from investment operations	1.20	0.75	(0.08)	0.22	0.34
Distributions to shareholders from
Net investment income	(0.29)	(0.35)	(0.26)	(0.22)	(0.22)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.32)	(0.35)	(0.26)	(0.28)	(0.22)
Net asset value, end of period	$13.83	$12.95	$12.55	$12.89	$12.95
Total return	9.34%	6.07%	(0.61)%	1.74%	2.65%
Ratios to average net assets (annualized)
Gross expenses[2]	0.59%	0.60%	0.60%	0.60%	0.60%
Net expenses[2]	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income[2]	2.19%	2.76%	2.01%	1.70%	1.69%
Supplemental data
Portfolio turnover rate[3]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$4,549	$10,805	$11,680	$43,205	$41,272

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.95	$12.54	$12.89	$12.95	$12.83
Net investment income	0.30	0.37	0.28	0.24	0.24
Net realized and unrealized gains (losses) on investments	0.91	0.41	(0.35)	0.00	0.12

Total from investment operations	1.21	0.78	(0.07)	0.24	0.36
Distributions to shareholders from
Net investment income	(0.31)	(0.37)	(0.28)	(0.24)	(0.24)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.34)	(0.37)	(0.28)	(0.30)	(0.24)
Net asset value, end of period	$13.82	$12.95	$12.54	$12.89	$12.95
Total return	9.42%	6.31%	(0.54)%	1.90%	2.81%
Ratios to average net assets (annualized)
Gross expenses[1]	0.44%	0.45%	0.45%	0.45%	0.45%
Net expenses[1]	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income[1]	2.26%	2.92%	2.24%	1.87%	1.84%
Supplemental data
Portfolio turnover rate[2]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$2,545,332	$2,513,644	$1,360,847	$797,896	$450,791

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[2]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.96	$12.56	$12.90	$12.97	$12.85
Net investment income	0.26	0.33 [1]	0.24 [1]	0.21	0.19
Net realized and unrealized gains (losses) on investments	0.90	0.40	(0.34)	(0.02)	0.12

Total from investment operations	1.16	0.73	(0.10)	0.19	0.31
Distributions to shareholders from
Net investment income	(0.26)	(0.33)	(0.24)	(0.20)	(0.19)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.29)	(0.33)	(0.24)	(0.26)	(0.19)
Net asset value, end of period	$13.83	$12.96	$12.56	$12.90	$12.97
Total return	9.14%	5.87%	(0.79)%	1.48%	2.47%
Ratios to average net assets (annualized)
Gross expenses[2]	0.76%	0.76%	0.77%	0.77%	0.77%
Net expenses[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income[2]	1.92%	2.58%	1.86%	1.50%	1.51%
Supplemental data
Portfolio turnover rate[3]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$218,522	$205,825	$269,057	$373,042	$529,530

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Core Bond Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.94	$12.54	$12.88	$12.95	$12.83
Net investment income	0.29	0.36	0.28	0.23	0.23
Net realized and unrealized gains (losses) on investments	0.92	0.40	(0.34)	(0.01)	0.12

Total from investment operations	1.21	0.76	(0.06)	0.22	0.35
Distributions to shareholders from
Net investment income	(0.30)	(0.36)	(0.28)	(0.23)	(0.23)
Net realized gains	(0.03)	0.00	0.00	(0.06)	0.00

Total distributions to shareholders	(0.33)	(0.36)	(0.28)	(0.29)	(0.23)
Net asset value, end of period	$13.82	$12.94	$12.54	$12.88	$12.95
Total return	9.45%	6.18%	(0.51)%	1.77%	2.76%
Ratios to average net assets (annualized)
Gross expenses[1]	0.49%	0.50%	0.50%	0.50%	0.50%
Net expenses[1]	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income[1]	2.21%	2.86%	2.16%	1.82%	1.79%
Supplemental data
Portfolio turnover rate[2]	603%	577%	542%	614%	667%
Net assets, end of period (000s omitted)	$2,365,421	$2,343,238	$3,318,290	$3,166,348	$2,102,073

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.35%
Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%

[2]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Core Bond Portfolio (the “affiliated Master Portfolio”) which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 95% of Wells Fargo Core Bond Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

22  |  Wells Fargo Core Bond Fund

Notes to financial statements

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $5,292,759,425 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$173,913,308

Gross unrealized losses	(2,102,557)

Net unrealized gains	$171,810,751

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,464,570,176

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.16%

Class R4, Institutional Class	0.08

Class R6	0.03

Administrator Class	0.10

Wells Fargo Core Bond Fund  |  23

Notes to financial statements

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 1.03% for Class R shares, 0.52% for Class R4 shares, 0.37% for Class R6 shares, 0.70% for Administrator shares, and 0.42% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $6,639 from the sale of Class A shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$30,266,635,350	$4,721,160,764	$30,561,071,517	$4,372,505,023

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $134,482,005 and $149,561,391 of ordinary income for the years ended May 31, 2020 and May 31, 2019, respectively.

24  |  Wells Fargo Core Bond Fund

Notes to financial statements

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains

$162,497,605	$171,810,751

8. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Core Bond Fund  |  25

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

26  |  Wells Fargo Core Bond Fund

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities: 44.32%
FHLMC (1 Month LIBOR +0.35%) ±	0.53%	12-15-2048	$1,725,364	$1,722,933
FHLMC	1.75	5-15-2043	3,736,211	3,840,690
FHLMC	2.50	5-1-2031	476,664	502,883
FHLMC	2.50	3-1-2050	2,681,133	2,828,779
FHLMC (1 Month LIBOR +0.35%) ±	2.85	10-15-2037	5,385,399	5,359,619
FHLMC	3.00	10-15-2047	16,608,664	17,585,984
FHLMC	3.00	12-1-2049	1,149,663	1,237,732
FHLMC	3.00	12-1-2049	990,149	1,065,996
FHLMC	3.00	2-1-2050	1,008,354	1,079,165
FHLMC	3.00	2-1-2050	7,552,351	8,105,587
FHLMC	3.00	5-15-2050	7,174,261	7,674,031
FHLMC	3.50	2-1-2048	3,004,111	3,282,419
FHLMC	3.50	3-1-2048	5,528	6,014
FHLMC	3.50	4-1-2049	6,128,491	6,694,056
FHLMC	3.50	8-1-2049	5,580,317	6,095,339
FHLMC	3.50	11-1-2049	18,994,574	20,093,692
FHLMC	3.50	1-1-2050	426,809	464,476
FHLMC	4.00	1-1-2035	198,395	218,860
FHLMC	4.00	1-1-2036	276,930	299,752
FHLMC	4.00	10-1-2036	1,984,819	2,145,947
FHLMC	4.00	3-1-2037	238,556	260,748
FHLMC	4.00	3-1-2037	274,719	302,942
FHLMC	4.00	3-1-2037	450,969	488,006
FHLMC	4.00	4-1-2037	2,026,680	2,193,124
FHLMC	4.00	4-1-2037	2,442,367	2,669,438
FHLMC	4.00	8-1-2038	17,835,474	19,159,931
FHLMC	4.00	4-1-2047	19,925,493	21,879,687
FHLMC	4.00	1-1-2048	1,687,783	1,886,631
FHLMC	4.00	6-1-2048	3,115,758	3,379,252
FHLMC	4.00	7-1-2048	17,831,604	19,583,598
FHLMC	4.00	9-1-2048	1,892,718	2,076,929
FHLMC	4.00	11-1-2048	14,784,404	16,227,620
FHLMC	4.00	1-1-2049	8,274,826	9,032,493
FHLMC	4.00	2-1-2049	7,867,435	8,595,596
FHLMC	4.00	2-1-2049	3,833,754	4,207,484
FHLMC	4.00	3-1-2049	4,270,360	4,733,748
FHLMC	4.00	7-1-2049	17,266,599	19,206,457
FHLMC	4.00	7-1-2049	59,868,788	65,694,215
FHLMC	4.00	9-1-2049	751,400	824,507
FHLMC	4.00	11-1-2049	9,519,063	10,644,217
FHLMC	4.50	6-1-2039	223,328	257,082
FHLMC	4.50	7-1-2039	270,074	314,901
FHLMC	4.50	11-1-2048	8,267,862	9,315,742
FHLMC	4.50	3-1-2049	3,159,894	3,556,108
FHLMC	4.50	4-1-2049	32,457,272	35,704,957
FHLMC	4.50	8-1-2049	28,479,485	31,681,425
FHLMC	5.00	5-1-2048	9,807,911	11,216,908
FHLMC	5.00	9-1-2048	6,719,709	7,387,630
FHLMC	5.00	3-1-2049	19,405,516	21,879,080
FHLMC	6.50	4-1-2021	98	99
FHLMC Series 1897 Class K	7.00	9-15-2026	342	381
FHLMC Series 264 Class 30	3.00	7-15-2042	14,538,028	15,708,242
FHLMC Series 4426 Class QC	1.75	7-15-2037	6,124,342	6,313,300
FHLMC Series 4705 Class A	4.50	9-15-2042	4,481,331	4,649,925
FHLMC Series 4763 Class CA	3.00	9-15-2038	1,571,759	1,690,216

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  27

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FHLMC Series 4767 Class KA	3.00%	3-15-2048	$4,033,350	$4,357,037
FHLMC Series 4786 Class DP	4.50	7-15-2042	2,459,348	2,492,142
FNMA	1.50	1-25-2043	11,650,017	11,867,964
FNMA	1.50	1-25-2043	4,812,442	4,952,864
FNMA	1.50	4-25-2043	1,478,884	1,506,069
FNMA	1.70	8-25-2033	14,984,477	15,497,731
FNMA	1.75	5-25-2043	5,233,731	5,424,422
FNMA	1.75	6-25-2046	27,802,970	28,648,972
FNMA %%	2.00	6-17-2035	21,600,000	22,285,125
FNMA %%	2.00	7-16-2035	37,800,000	38,936,901
FNMA	2.00	6-25-2038	19,780,464	20,434,986
FNMA	2.50	11-1-2028	1,791,637	1,879,537
FNMA	2.50	1-1-2030	1,358,293	1,424,994
FNMA	2.50	4-1-2030	839,452	880,691
FNMA	2.50	8-1-2031	4,289,066	4,495,782
FNMA %%	2.50	7-16-2035	2,900,000	3,030,043
FNMA	2.50	11-25-2044	3,438,333	3,654,135
FNMA	2.50	5-1-2050	39,408,087	40,870,906
FNMA %%	2.50	6-11-2050	158,300,000	164,211,516
FNMA %%	2.50	7-14-2050	104,700,000	108,363,720
FNMA %%	2.50	8-13-2050	150,900,000	155,901,410
FNMA (12 Month LIBOR +1.59%) ±	2.66	1-1-2046	16,448,923	17,002,407
FNMA (12 Month LIBOR +1.58%) ±	2.75	6-1-2045	4,553,751	4,718,513
FNMA	3.00	12-1-2034	6,006,988	6,374,188
FNMA	3.00	3-1-2035	27,751	29,694
FNMA	3.00	1-1-2043	7,468,723	7,961,961
FNMA	3.00	11-25-2043	3,820,757	3,950,307
FNMA	3.00	5-25-2048	9,287,506	9,914,738
FNMA	3.00	7-25-2049	6,900,175	7,386,221
FNMA	3.00	7-25-2049	4,937,760	5,188,888
FNMA	3.00	2-1-2050	854,404	914,284
FNMA %%	3.00	7-14-2050	42,300,000	44,397,948
FNMA	3.50	6-1-2049	2,287,296	2,432,638
FNMA	3.50	11-1-2049	21,007,088	22,222,660
FNMA	3.50	3-1-2050	230,149	253,641
FNMA	4.00	7-1-2033	2,573,181	2,738,840
FNMA	4.00	9-1-2033	4,351,370	4,622,494
FNMA	4.00	12-1-2036	322,278	348,520
FNMA	4.00	10-1-2037	2,371,949	2,561,666
FNMA	4.00	5-1-2038	792,981	849,699
FNMA	4.00	2-1-2042	3,310,091	3,658,510
FNMA	4.00	9-1-2045	1,200,018	1,361,848
FNMA	4.00	1-1-2046	7,991,365	9,067,702
FNMA	4.00	10-1-2046	623,359	676,184
FNMA	4.00	12-1-2046	843,596	915,212
FNMA	4.00	1-1-2047	5,803,959	6,261,009
FNMA	4.00	2-1-2047	6,047,323	6,765,356
FNMA	4.00	4-1-2047	720,520	817,233
FNMA	4.00	4-1-2047	779,865	836,365
FNMA	4.00	4-1-2047	939,201	1,028,767
FNMA	4.00	9-1-2047	3,135,899	3,389,291
FNMA	4.00	10-1-2047	719,365	815,933
FNMA	4.00	10-1-2047	729,254	820,505
FNMA	4.00	10-1-2047	2,450,875	2,649,289
FNMA	4.00	11-1-2047	23,649,342	25,265,226
FNMA	4.00	11-1-2047	381,894	412,472

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	4.00%	11-1-2047	$785,291	$849,102
FNMA	4.00	2-1-2048	4,110,149	4,594,396
FNMA	4.00	3-1-2048	19,206,111	21,763,846
FNMA	4.00	4-1-2048	15,307,331	17,032,384
FNMA	4.00	6-1-2048	9,526,476	10,712,574
FNMA	4.00	7-1-2048	28,039,944	30,598,402
FNMA	4.00	9-1-2048	7,755,203	8,594,251
FNMA	4.00	10-1-2048	6,671,352	7,306,925
FNMA	4.00	11-1-2048	6,721,738	7,448,953
FNMA	4.00	12-1-2048	4,108,952	4,656,217
FNMA	4.00	1-1-2049	7,959,453	8,823,265
FNMA	4.00	2-1-2049	7,611,101	8,524,032
FNMA	4.00	3-1-2049	3,081,920	3,346,692
FNMA	4.00	4-1-2049	4,182,963	4,546,549
FNMA	4.00	4-1-2049	340,755	381,514
FNMA	4.00	5-1-2049	479,766	521,044
FNMA	4.00	5-1-2049	421,833	460,410
FNMA	4.00	5-1-2049	3,943,748	4,274,634
FNMA	4.00	5-1-2049	4,343,637	4,884,591
FNMA	4.00	5-1-2049	13,669,868	15,447,272
FNMA	4.00	6-1-2049	4,208,082	4,577,266
FNMA	4.00	6-1-2049	2,157,702	2,332,479
FNMA	4.00	7-1-2049	614,948	682,558
FNMA	4.00	7-1-2049	219,034	240,412
FNMA	4.00	11-1-2049	5,417,379	6,057,706
FNMA	4.00	12-1-2049	1,320,419	1,463,735
FNMA	4.00	12-1-2049	7,642,605	8,663,726
FNMA	4.00	12-1-2049	5,750,788	6,466,997
FNMA	4.00	12-1-2049	4,859,774	5,434,108
FNMA	4.00	1-1-2050	10,738,852	11,904,349
FNMA	4.00	1-1-2050	56,685,150	61,638,703
FNMA	4.00	3-1-2050	22,018,244	24,507,491
FNMA	4.00	4-1-2050	7,110,879	8,060,980
FNMA	4.00	1-1-2059	22,828,814	25,386,200
FNMA	4.50	5-1-2034	1,446,477	1,600,004
FNMA	4.50	6-1-2041	299,206	336,355
FNMA	4.50	3-1-2043	3,284,555	3,691,005
FNMA	4.50	3-1-2044	1,049,129	1,179,115
FNMA	4.50	10-1-2045	5,131,691	5,767,534
FNMA	4.50	2-1-2046	134,255	150,469
FNMA	4.50	2-1-2048	6,215,655	6,895,911
FNMA	4.50	3-1-2048	1,989,602	2,203,115
FNMA	4.50	4-1-2048	3,882,460	4,296,352
FNMA	4.50	5-1-2048	2,541,936	2,814,738
FNMA	4.50	6-1-2048	2,137,348	2,469,740
FNMA	4.50	7-1-2048	6,293,885	7,010,605
FNMA	4.50	8-1-2048	11,930,354	13,507,277
FNMA	4.50	10-1-2048	2,678,147	2,964,817
FNMA	4.50	10-1-2048	10,662,978	11,994,872
FNMA	4.50	10-1-2048	16,346,719	18,334,049
FNMA	4.50	11-1-2048	3,123,995	3,602,237
FNMA	4.50	1-1-2049	19,035,523	21,501,376
FNMA	4.50	2-1-2049	10,929,725	12,370,377
FNMA	4.50	3-1-2049	3,999,250	4,435,762
FNMA	4.50	4-1-2049	3,498,216	3,871,606
FNMA	4.50	5-1-2049	1,609,356	1,781,131

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  29

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
FNMA	4.50%	6-1-2049	$8,164,880	$9,241,140
FNMA	4.50	7-1-2049	7,878,683	8,917,244
FNMA	4.50	7-1-2049	12,396,984	13,959,976
FNMA	4.50	8-1-2049	7,448,380	8,430,192
FNMA	4.50	3-1-2050	7,944,797	8,992,056
FNMA	4.50	3-1-2050	14,208,160	15,999,435
FNMA	4.50	4-1-2050	2,603,994	2,970,093
FNMA	4.50	4-1-2050	4,161,754	4,807,214
FNMA	4.50	1-1-2059	12,351,315	13,946,505
FNMA	5.00	7-1-2044	574,131	638,936
FNMA	5.00	6-1-2048	13,806,630	15,917,491
FNMA	5.00	9-1-2048	2,789,792	3,109,495
FNMA	5.00	9-1-2048	921,225	1,022,970
FNMA	5.00	10-1-2048	144,977	165,379
FNMA	5.00	10-1-2048	7,194,318	8,294,299
FNMA	5.00	11-1-2048	4,766,013	5,237,947
FNMA	5.00	12-1-2048	6,771,884	7,526,468
FNMA	5.00	1-1-2049	10,249,062	11,423,661
FNMA	5.00	2-1-2049	26,547,280	30,606,245
FNMA	5.00	6-1-2049	41,280,244	46,892,540
FNMA	5.00	8-1-2049	48,944,310	56,428,179
FNMA	5.00	8-1-2049	26,698,217	30,521,978
FNMA	5.00	11-1-2049	8,944,618	9,970,714
FNMA	5.50	12-1-2048	6,609,737	7,530,737
FNMA	5.50	6-1-2049	16,730,598	19,443,677
FNMA	6.00	4-1-2022	2,406	2,672
FNMA	6.00	2-1-2029	3,548	3,971
FNMA	6.00	3-1-2033	31,407	36,136
FNMA	6.00	11-1-2033	11,136	12,835
FNMA Series 2005-31 Class PB	5.50	4-25-2035	250,000	286,755
FNMA Series 2017-13 Class PA	3.00	8-25-2046	4,920,046	5,264,498
FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	2,108,000	2,324,139
FNMA Series 2018-14 Class KC	3.00	3-25-2048	4,966,263	5,302,947
FNMA Series 2018-15 Class AB	3.00	3-25-2048	1,745,508	1,874,942
FNMA Series 2018-8 Class KL	2.50	3-25-2047	6,661,987	6,960,981
FNMA Series 414 Class A35	3.50	10-25-2042	12,487,364	14,019,711
GNMA %%	2.00	7-21-2050	10,400,000	10,734,750
GNMA %%	2.50	6-22-2050	19,400,000	20,409,406
GNMA	3.00	2-20-2050	6,724,606	7,164,996
GNMA	3.00	2-20-2050	15,257,331	16,180,643
GNMA	3.00	3-20-2050	4,616,952	4,929,065
GNMA %%	3.00	6-22-2050	9,000,000	9,525,938
GNMA	3.50	1-20-2048	5,778,471	6,244,719
GNMA	3.50	3-20-2049	5,611,580	5,923,699
GNMA	3.50	8-20-2049	8,685,833	9,400,441
GNMA	4.00	4-20-2047	24,644,221	26,565,735
GNMA	4.00	6-20-2047	60,400,955	65,057,360
GNMA	4.00	10-20-2047	1,670,172	1,818,375
GNMA	4.00	1-20-2048	2,982,260	3,208,476
GNMA	4.00	3-20-2048	1,704,904	1,848,937
GNMA	4.00	4-20-2048	2,831,280	3,070,608
GNMA	4.00	4-20-2048	2,479,588	2,716,560
GNMA	4.00	4-20-2048	1,742,729	1,917,300
GNMA	4.00	4-20-2048	6,772,022	7,252,143
GNMA	4.00	5-20-2048	19,334,176	20,720,807
GNMA	4.00	5-20-2049	3,095,166	3,374,710

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Agency Securities (continued)
GNMA	4.00%	6-20-2049	$10,522,012	$11,473,973
GNMA	4.00	7-20-2049	7,637,270	8,331,616
GNMA	4.50	8-15-2047	1,532,075	1,694,179
GNMA	4.50	6-20-2048	8,861,630	9,613,674
GNMA	4.50	2-20-2049	9,857,778	11,031,691
GNMA	4.50	3-20-2049	5,712,482	6,298,304
GNMA	4.50	3-20-2049	1,405,321	1,548,956
GNMA	4.50	4-20-2049	2,762,915	3,043,665
GNMA	4.50	5-20-2049	2,711,787	2,989,294
GNMA	4.50	5-20-2049	2,507,186	2,765,100
GNMA	4.50	5-20-2049	1,846,988	2,036,668
GNMA	5.00	12-20-2039	189,430	217,701
GNMA	5.00	11-20-2045	347,030	392,776
GNMA	5.00	3-20-2048	17,664,182	19,347,659
GNMA	5.00	5-20-2048	8,932,576	9,770,855
GNMA	5.00	6-20-2048	29,213,785	31,935,246
GNMA	5.00	8-20-2048	10,093,508	11,022,797
GNMA	5.00	12-20-2048	10,933,491	11,897,275
GNMA	5.00	1-20-2049	2,186,892	2,377,648
GNMA	5.00	1-20-2049	7,106,357	8,079,990
GNMA	5.00	2-20-2049	2,102,158	2,335,858
GNMA	5.00	3-20-2049	2,512,962	2,792,320
GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	1,456,869	1,682,920
GNMA Series 2017-167 Class BQ	2.50	8-20-2044	7,102,200	7,347,822
GNMA Series 2019-132 Class NA	3.50	9-20-2049	9,443,664	10,020,607

Total Agency Securities (Cost $2,484,022,240)				2,553,913,359

Asset-Backed Securities: 8.34%
Avis Budget Rental Car Funding LLC Series 2017-1A Class A 144A	3.07	9-20-2023	1,620,000	1,602,072
Avis Budget Rental Car Funding LLC Serries 2019-3A Class A1 144A	2.36	3-20-2026	3,825,000	3,656,648
CNH Equipment Trust Series 2020-A Class A3	1.16	6-16-2025	4,629,000	4,637,256
CNH Equipment Trust Series 2020-A Class A4	1.51	4-15-2027	1,297,000	1,299,874
College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A±	1.82	11-26-2046	3,224,695	3,182,523
College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	2,310,492	2,492,962
College Avenue Student Loan Trust Series 2019- A Class A2 144A	3.28	12-28-2048	2,284,128	2,372,897
Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	3,865,000	3,920,840
Ford Credit Auto Owner Trust Series 2017-2 Class A 144A	2.36	3-15-2029	9,960,000	10,056,167
Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19	7-15-2031	17,004,000	17,804,441
Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	6,806,000	7,067,292
Ford Credit Auto Owner Trust Series 2019-1 Class A 144A	3.52	7-15-2030	11,868,000	12,468,611
Ford Credit Auto Owner Trust Series 2020-1 Class A 144A	2.04	8-15-2031	14,567,000	14,627,723
Ford Credit Auto Owner Trust Series 2020-A Class A3	1.04	8-15-2024	6,791,000	6,861,049
Ford Credit Auto Owner Trust Series 2020-A Class A4	1.35	7-15-2025	2,232,000	2,268,766
GM Financial Consumer Automobile Receivables Trust Series 2020-2 Class A3	1.49	12-16-2024	3,485,000	3,555,348
GM Financial Consumer Automobile Receivables Trust Series 2020-2 Class A4	1.74	8-18-2025	1,745,000	1,772,522
Honda Auto Receivables Owner Trust Series 2020-2 Class A3	0.82	7-15-2024	8,077,000	8,113,230
Honda Auto Receivables Owner Trust Series 2020-2 Class A4	1.09	10-15-2026	2,758,000	2,785,095
Navient Student Loan Trust Series 2014-1 Class A3 (1 Month LIBOR +0.51%) ±	0.68	6-25-2031	4,089,210	3,913,274
Navient Student Loan Trust Series 2015-1 Class A2 (1 Month LIBOR +0.60%) ±	0.77	4-25-2040	2,665,221	2,532,941
Navient Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.70%) 144A±	0.87	2-25-2070	1,671,969	1,568,676

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  31

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
Navient Student Loan Trust Series 2016-3A Class A2 (1 Month LIBOR +0.85%) 144A±	1.02%	6-25-2065	$604,856	$604,821
Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A±	2.33	12-15-2045	2,145,328	2,161,614
Navient Student Loan Trust Series 2018-A Class A2 144A	3.19	2-18-2042	2,233,000	2,253,887
Navient Student Loan Trust Series 2018-BA Class A2A 144A	3.61	12-15-2059	4,454,000	4,534,426
Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	2,507,000	2,548,658
Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	10,280,000	10,751,384
Navient Student Loan Trust Series 2018-EA Class A2 144A	4.00	12-15-2059	6,822,000	7,007,738
Navient Student Loan Trust Series 2019 -D Class A2A 144A	3.01	12-15-2059	10,199,000	10,349,480
Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42	1-15-2043	11,743,000	12,061,676
Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	8,228,000	8,468,760
Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	6,899,000	7,078,438
Navient Student Loan Trust Series 2019-FA Class A2 144A	2.60	8-15-2068	12,057,000	12,328,181
Navient Student Loan Trust Series 2019-GA Class A 144A	2.40	10-15-2068	10,732,284	10,878,151
Navient Student Loan Trust Series 2020-A Class A2A 144A	2.46	11-15-2068	5,505,000	5,477,014
Navient Student Loan Trust Series 2020-A ClassA2B (1 Month LIBOR +0.90%) 144A±	1.08	11-15-2068	4,776,000	4,473,939
Navient Student Loan Trust Series 2020-BA ClassA2 144A	2.12	1-15-2069	4,271,000	4,222,808
Navient Student Loan Trust Series 2020-CA Class A2 144A	2.15	11-15-2068	4,211,000	4,218,777
Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	1.15	1-25-2037	6,719,071	6,436,557
Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	1.17	10-27-2036	2,443,591	2,381,883
Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	1.10	10-25-2033	20,420,157	19,074,464
Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	1.30	3-23-2037	19,940,985	18,831,389
Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	1.32	12-24-2035	15,058,712	14,369,938
Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	1.38	3-22-2032	3,554,456	3,283,685
Nelnet Student Loan Trust Series 2012-2A Class A (1 Month LIBOR +0.80%) 144A±	0.97	12-26-2033	2,495,572	2,447,411
Nelnet Student Loan Trust Series 2013-1A Class A (1 Month LIBOR +0.60%) 144A±	0.77	6-25-2041	3,659,989	3,392,916
Nelnet Student Loan Trust Series 2014-1A Class A (1 Month LIBOR +0.57%) 144A±	0.74	9-25-2041	1,891,212	1,803,526
Santander Drive Auto Receivables Trust Series 2020-1 Class A3	2.03	2-15-2024	2,240,000	2,265,403
Santander Revolving Auto Loan Trust Series 2019-A Class A 144A	2.51	1-26-2032	12,015,000	11,899,877
SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR +0.75%) 144A±	1.49	12-15-2032	3,318,848	3,022,314
SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	1.05	7-25-2022	9,535,833	8,913,332
SLM Student Loan Trust Series 2008-1 Class A4A (3 Month LIBOR +1.60%) ±	2.34	12-15-2032	3,420,643	3,365,571
SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR +0.40%) ±	0.57	3-25-2025	1,575,684	1,447,557
SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR +0.95%) ±	1.12	9-25-2028	11,379,743	10,741,329
SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR +0.70%) ±	0.87	1-25-2029	9,864,040	9,085,759
SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR +0.75%) ±	0.92	5-26-2026	2,560,344	2,349,267
SMB Private Education Loan Trust Series 2015-A Class A2B (1 Month LIBOR +1.00%) 144A±	1.18	6-15-2027	2,207,376	2,190,742
SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98	7-15-2027	404,638	409,233
SMB Private Education Loan Trust Series 2015-C Class A2B (1 Month LIBOR +1.40%) 144A±	1.58	7-15-2027	1,197,410	1,199,127
SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	6,736,081	6,766,481

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)
SMB Private Education Loan Trust Series 2016-A Class A2B (1 Month LIBOR +1.50%) 144A±	1.68%	5-15-2031	$8,857,480	$8,742,481
SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	3,250,750	3,296,064
SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	1.63	2-17-2032	8,951,894	8,899,811
SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A±	1.28	9-15-2034	3,486,864	3,434,231
SMB Private Education Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	1.08	9-15-2034	2,634,682	2,574,125
SMB Private Education Loan Trust Series 2017-B Class A2A 144A	2.82	10-15-2035	3,055,513	3,128,450
SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63	11-15-2035	4,055,000	4,215,572
SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	16,387,000	16,983,751
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	1,952,871	1,954,666
SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	1.12	1-25-2039	336,166	335,304
SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	1.02	7-25-2039	589,654	585,275
SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	0.87	3-26-2040	685,703	679,666
SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	500,310	511,156
SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR +0.50%) 144A±	0.67	11-26-2040	447,451	444,275
SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	2,473,000	2,503,290
SoFi Professional Loan Program LLC Series 2018-A Class A2B 144A	2.95	2-25-2042	3,098,000	3,130,643
SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34	8-25-2047	6,978,000	7,174,846
SoFi Professional Loan Program LLC Series 2020-A Class A2 144A	2.54	5-15-2046	10,245,000	10,513,638
SoFi Professional Loan Program LLC Series 2020-C Class AFX 144A	1.95	2-15-2046	9,693,000	9,693,000
Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	0.69	2-25-2028	611	609
Toyota Auto Receivables Owner Trust Series 2020-B Class A3	1.36	8-15-2024	5,355,000	5,431,453
Verizon Owner Trust Seires 2019-C Class A1A	1.94	4-22-2024	4,429,000	4,537,159
Verizon Owner Trust Series 2020-A Class A1A	1.85	7-22-2024	9,683,000	9,937,344
Volkswagen Auto Loan Enhanced Trust Series 2020-1 Class A3	0.98	11-20-2024	5,831,000	5,854,101
Volkswagen Auto Loan Enhanced Trust Series 2020-1 Class A4	1.26	8-20-2026	2,187,000	2,201,082

Total Asset-Backed Securities (Cost 481,198,756)				480,419,712

Corporate Bonds and Notes: 26.63%

Communication Services: 3.01%

Diversified Telecommunication Services: 1.69%
AT&T Incorporated	2.30	6-1-2027	5,982,000	6,050,688
AT&T Incorporated	2.75	6-1-2031	5,983,000	6,024,269
AT&T Incorporated	3.00	2-15-2022	2,852,000	2,956,623
AT&T Incorporated	3.00	6-30-2022	4,570,000	4,741,363
AT&T Incorporated	3.40	5-15-2025	7,182,000	7,743,852
AT&T Incorporated	3.50	6-1-2041	1,995,000	2,008,480
AT&T Incorporated	3.60	2-17-2023	3,436,000	3,651,406
AT&T Incorporated	3.65	6-1-2051	1,893,000	1,907,442
AT&T Incorporated	3.85	6-1-2060	1,995,000	2,028,556
AT&T Incorporated	3.88	8-15-2021	2,749,000	2,851,897
AT&T Incorporated	3.90	3-11-2024	2,045,000	2,215,027
AT&T Incorporated	4.30	2-15-2030	4,298,000	4,883,649
AT&T Incorporated	4.50	3-9-2048	1,592,000	1,812,105
AT&T Incorporated	4.85	3-1-2039	1,812,000	2,122,787
AT&T Incorporated	5.15	2-15-2050	3,659,000	4,572,975
AT&T Incorporated	5.25	3-1-2037	1,072,000	1,309,608

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  33

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Diversified Telecommunication Services (continued)
AT&T Incorporated	5.35%	12-15-2043	$897,000	$1,087,334
AT&T Incorporated	5.38	10-15-2041	1,435,000	1,752,464
T-Mobile USA Incorporated 144A	3.50	4-15-2025	8,067,000	8,638,708
T-Mobile USA Incorporated 144A	3.75	4-15-2027	6,134,000	6,632,019
T-Mobile USA Incorporated 144A	3.88	4-15-2030	4,000,000	4,336,320
Verizon Communications Incorporated	3.00	3-22-2027	1,863,000	2,029,029
Verizon Communications Incorporated	3.50	11-1-2024	4,330,000	4,765,907
Verizon Communications Incorporated	4.02	12-3-2029	2,238,000	2,636,917
Verizon Communications Incorporated	4.27	1-15-2036	798,000	961,485
Verizon Communications Incorporated	4.40	11-1-2034	3,892,000	4,775,437
Verizon Communications Incorporated	4.52	9-15-2048	2,425,000	3,159,080

				97,655,427

Entertainment: 0.39%
The Walt Disney Company	3.50	5-13-2040	2,269,000	2,482,556
The Walt Disney Company	3.60	1-13-2051	3,949,000	4,414,969
The Walt Disney Company	3.80	5-13-2060	1,418,000	1,611,712
ViacomCBS Incorporated	4.20	5-19-2032	5,858,000	6,048,132
ViacomCBS Incorporated	4.38	3-15-2043	543,000	517,754
ViacomCBS Incorporated	4.60	1-15-2045	350,000	338,659
ViacomCBS Incorporated	4.75	5-15-2025	3,076,000	3,384,196
ViacomCBS Incorporated	4.95	1-15-2031	1,873,000	2,072,535
ViacomCBS Incorporated	5.85	9-1-2043	1,297,000	1,404,309

				22,274,822

Media: 0.93%
Charter Communications Operating LLC	4.46	7-23-2022	1,776,000	1,891,364
Charter Communications Operating LLC	4.80	3-1-2050	1,502,000	1,672,523
Comcast Corporation	1.95	1-15-2031	6,977,000	6,986,152
Comcast Corporation	2.65	2-1-2030	2,698,000	2,875,928
Comcast Corporation	2.80	1-15-2051	3,039,000	2,990,235
Comcast Corporation	3.10	4-1-2025	3,797,000	4,149,790
Comcast Corporation	3.70	4-15-2024	3,591,000	3,970,950
Comcast Corporation	3.75	4-1-2040	4,545,000	5,208,702
Comcast Corporation	3.95	10-15-2025	3,247,000	3,719,725
Comcast Corporation	4.15	10-15-2028	4,655,000	5,506,734
Comcast Corporation	4.60	10-15-2038	4,545,000	5,641,758
Discovery Communications LLC	3.63	5-15-2030	4,159,000	4,393,945
Discovery Communications LLC	4.65	5-15-2050	2,770,000	2,944,651
Time Warner Cable Incorporated	6.55	5-1-2037	1,283,000	1,636,689

				53,589,146

Consumer Discretionary: 1.07%

Automobiles: 0.01%
General Motors Company	5.95	4-1-2049	513,000	526,953

Diversified Consumer Services: 0.01%
Stanford University %%	1.29	6-1-2027	761,000	764,843

Hotels, Restaurants & Leisure: 0.35%
GLP Capital LP / GLP Financing II Incorporated	4.00	1-15-2030	1,531,000	1,335,798
GLP Capital LP / GLP Financing II Incorporated	5.30	1-15-2029	1,881,000	1,805,760
Marriott International Incorporated %%	4.63	6-15-2030	4,659,000	4,767,760
McDonald’s Corporation	1.45	9-1-2025	3,711,000	3,783,316
McDonald’s Corporation	2.13	3-1-2030	529,000	535,179
McDonald’s Corporation	2.63	9-1-2029	1,100,000	1,147,040

The accompanying notes are an integral part of these financial statements.

34  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corporation	1.30%	5-7-2022	$2,355,000	$2,386,008
Starbucks Corporation	2.55	11-15-2030	2,025,000	2,068,404
Starbucks Corporation	3.35	3-12-2050	923,000	914,788
Starbucks Corporation	3.50	11-15-2050	1,425,000	1,453,801

				20,197,854

Multiline Retail: 0.05%
Dollar General Corporation	3.50	4-3-2030	2,240,000	2,504,996
Dollar General Corporation	4.13	4-3-2050	426,000	506,559

				3,011,555

Specialty Retail: 0.48%
Advance Auto Parts Company 144A	3.90	4-15-2030	5,088,000	5,196,608
Autonation Incorporated	4.75	6-1-2030	2,982,000	3,104,602
Home Depot Incorporated	2.50	4-15-2027	2,294,000	2,498,190
Home Depot Incorporated	2.70	4-15-2030	1,026,000	1,119,839
Home Depot Incorporated	2.95	6-15-2029	301,000	334,256
Home Depot Incorporated	3.13	12-15-2049	4,342,000	4,739,219
Lowe’s Companies Incorporated	4.00	4-15-2025	2,010,000	2,272,202
Lowe’s Companies Incorporated	5.00	4-15-2040	2,268,000	2,895,044
Lowe’s Companies Incorporated	5.13	4-15-2050	644,000	866,916
O’Reilly Automotive Incorporated	4.20	4-1-2030	3,814,000	4,303,989

				27,330,865

Textiles, Apparel & Luxury Goods: 0.17%
Nike Incorporated	2.40	3-27-2025	2,741,000	2,940,338
Nike Incorporated	2.75	3-27-2027	1,830,000	2,000,922
Nike Incorporated	2.85	3-27-2030	1,804,000	2,004,535
Nike Incorporated	3.38	3-27-2050	2,241,000	2,590,936

				9,536,731

Consumer Staples: 1.79%

Beverages: 0.50%
Anheuser-Busch InBev Company	4.90	2-1-2046	543,000	629,656
Anheuser-Busch InBev Worldwide Incorporated	4.60	4-15-2048	2,483,000	2,760,573
Anheuser-Busch InBev Worldwide Incorporated	4.70	2-1-2036	3,368,000	3,840,150
Anheuser-Busch InBev Worldwide Incorporated	4.15	1-23-2025	3,909,000	4,393,055
Constellation Brands Incorporated	3.20	2-15-2023	911,000	967,946
Constellation Brands Incorporated	3.70	12-6-2026	1,521,000	1,679,928
Constellation Brands Incorporated	3.75	5-1-2050	2,990,000	3,078,272
Constellation Brands Incorporated	4.40	11-15-2025	274,000	312,287
Keurig Dr Pepper Incorporated	3.80	5-1-2050	1,939,000	2,110,743
PepsiCo Incorporated	2.25	3-19-2025	2,578,000	2,754,061
PepsiCo Incorporated	2.63	3-19-2027	1,624,000	1,776,082
The Coca Cola Company	2.60	6-1-2050	4,622,000	4,549,863

				28,852,616

Food & Staples Retailing: 0.48%
Costco Wholesale Corporation	1.60	4-20-2030	11,193,000	11,279,862
Costco Wholesale Corporation	1.75	4-20-2032	2,888,000	2,905,222
Sysco Corporation	6.60	4-1-2050	982,000	1,268,001
Walmart Incorporated	3.05	7-8-2026	1,744,000	1,956,117
Walmart Incorporated	3.55	6-26-2025	3,857,000	4,355,569

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  35

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Food & Staples Retailing (continued)
Walmart Incorporated	3.70%	6-26-2028	$4,862,000	$5,750,607
Walmart Incorporated	4.05	6-29-2048	43,000	55,217

				27,570,595

Food Products: 0.32%
General Mills Incorporated	2.88	4-15-2030	6,077,000	6,532,689
Ingredion Incorporated	2.90	6-1-2030	5,796,000	6,055,955
Ingredion Incorporated	3.90	6-1-2050	1,792,000	2,006,816
Mondelez International Incorporated	1.50	5-4-2025	3,923,000	4,000,334

				18,595,794

Household Products: 0.08%
The Procter & Gamble Company	2.80	3-25-2027	943,000	1,046,089
The Procter & Gamble Company	3.00	3-25-2030	1,212,000	1,388,806
The Procter & Gamble Company	3.55	3-25-2040	574,000	692,540
The Procter & Gamble Company	3.60	3-25-2050	962,000	1,207,812

				4,335,247

Tobacco: 0.41%
Altria Group Incorporated	2.35	5-6-2025	3,028,000	3,136,641
Altria Group Incorporated	3.40	5-6-2030	2,436,000	2,569,742
Altria Group Incorporated	4.45	5-6-2050	2,481,000	2,678,227
BAT Capital Corporation	3.22	9-6-2026	1,965,000	2,046,141
BAT Capital Corporation	3.56	8-15-2027	5,739,000	6,029,951
BAT Capital Corporation	4.39	8-15-2037	278,000	291,783
BAT Capital Corporation	4.70	4-2-2027	3,969,000	4,439,020
Reynolds American Incorporated	5.85	8-15-2045	2,028,000	2,432,360

				23,623,865

Energy: 2.05%

Oil, Gas & Consumable Fuels: 2.05%
BP Capital Markets America Incorporated	3.19	4-6-2025	4,613,000	5,004,841
BP Capital Markets America Incorporated	3.54	4-6-2027	4,634,000	5,049,147
Chevron Corporation	1.14	5-11-2023	7,086,000	7,218,095
Chevron Corporation	1.55	5-11-2025	9,875,000	10,178,832
Chevron Corporation	2.00	5-11-2027	2,459,000	2,567,178
Chevron Corporation	2.24	5-11-2030	6,299,000	6,638,431
Chevron Corporation	3.08	5-11-2050	4,146,000	4,452,288
Devon Energy Corporation	5.00	6-15-2045	976,000	865,888
Devon Energy Corporation	5.60	7-15-2041	1,502,000	1,391,992
Diamondback Energy Incorporated	3.25	12-1-2026	4,728,000	4,591,315
Energy Transfer Operating Partners LP	6.05	6-1-2041	870,000	916,481
Energy Transfer Operating Partners LP	6.13	12-15-2045	730,000	762,146
Enterprise Products Operating LLC	3.70	1-31-2051	1,735,000	1,745,344
Enterprise Products Operating LLC	3.95	1-31-2060	1,916,000	1,916,056
Enterprise Products Operating LLC	4.20	1-31-2050	704,000	755,877
EOG Resources Incorporated	4.38	4-15-2030	3,425,000	4,041,122
Exxon Mobil Corporation	1.57	4-15-2023	9,032,000	9,274,479
Exxon Mobil Corporation	2.99	3-19-2025	1,891,000	2,070,118
Exxon Mobil Corporation	3.45	4-15-2051	1,633,000	1,785,629
Magellan Midstream Partners LP	3.25	6-1-2030	3,805,000	3,949,138
Marathon Petroleum Corporation	3.63	9-15-2024	4,888,000	5,081,712
Marathon Petroleum Corporation	4.40	7-15-2027	3,654,000	3,342,800
Marathon Petroleum Corporation	4.50	5-1-2023	1,904,000	2,023,908

The accompanying notes are an integral part of these financial statements.

36  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corporation	4.50%	4-1-2048	$475,000	$451,219
Marathon Petroleum Corporation	4.70	5-1-2025	3,468,000	3,820,632
Marathon Petroleum Corporation	4.75	12-15-2023	1,489,000	1,606,890
Noble Energy Incorporated	3.85	1-15-2028	940,000	854,904
Noble Energy Incorporated	3.90	11-15-2024	2,173,000	2,147,927
Noble Energy Incorporated	4.20	10-15-2049	2,612,000	2,117,168
Noble Energy Incorporated	4.95	8-15-2047	2,332,000	1,992,536
ONEOK Incorporated	3.40	9-1-2029	380,000	351,252
Plains All American Pipeline LP	3.55	12-15-2029	3,760,000	3,551,257
Plains All American Pipeline LP	4.90	2-15-2045	807,000	736,169
Sunoco Logistics Partner LP	5.30	4-1-2044	1,251,000	1,234,331
Sunoco Logistics Partner LP	5.35	5-15-2045	238,000	232,404
Tennessee Gas Pipeline Company 144A	2.90	3-1-2030	4,682,000	4,741,907
Transcontinental Gas Pipe Line Company 144A	3.25	5-15-2030	1,967,000	2,093,184
Transcontinental Gas Pipe Line Company 144A	3.95	5-15-2050	3,153,000	3,346,274
Williams Companies Incorporated	3.90	1-15-2025	1,319,000	1,410,851
Williams Companies Incorporated	5.40	3-4-2044	1,849,000	2,033,437

				118,345,159

Financials: 6.48%

Banks: 3.02%
Bank of America Corporation (3 Month LIBOR +0.87%) ±	2.46	10-22-2025	11,297,000	11,755,800
Bank of America Corporation (U.S. SOFR +2.15%) ±	2.59	4-29-2031	1,935,000	1,988,875
Bank of America Corporation (3 Month LIBOR +0.79%) ±	3.00	12-20-2023	9,845,000	10,287,144
Bank of America Corporation (3 Month LIBOR +1.09%) ±	3.09	10-1-2025	7,035,000	7,495,867
Bank of America Corporation (3 Month LIBOR +1.04%) ±	3.42	12-20-2028	12,681,000	13,797,327
Bank of America Corporation	4.13	1-22-2024	623,000	686,234
Bank of America Corporation	4.18	11-25-2027	5,258,000	5,898,222
Bank of America Corporation (3 Month LIBOR +1.31%) ±	4.27	7-23-2029	9,347,000	10,756,288
Citigroup Incorporated (U.S. SOFR +2.11%) ±%%	2.57	6-3-2031	7,607,000	7,599,366
Citigroup Incorporated (U.S. SOFR +1.42%) ±	2.98	11-5-2030	5,292,000	5,501,784
Citigroup Incorporated (U.S. SOFR +2.75%) ±	3.11	4-8-2026	21,310,000	22,435,420
Citigroup Incorporated	3.20	10-21-2026	3,692,000	3,950,495
Citigroup Incorporated (U.S. SOFR +3.91%) ±	4.41	3-31-2031	11,882,000	13,684,922
Inter-American Development Bank	0.88	4-3-2025	7,328,000	7,450,861
JPMorgan Chase & Company (U.S. SOFR +1.46%) ±	1.51	6-1-2024	19,010,000	19,143,588
JPMorgan Chase & Company (U.S. SOFR +1.89%) ±	2.18	6-1-2028	5,700,000	5,735,569
JPMorgan Chase & Company	2.95	10-1-2026	552,000	595,101
JPMorgan Chase & Company (U.S. SOFR +2.52%) ±	2.96	5-13-2031	7,888,000	8,120,665
JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	6,057,000	6,292,355
JPMorgan Chase & Company (U.S. SOFR +3.79%) ±	4.49	3-24-2031	2,251,000	2,673,484
Santander Holdings USA %%	3.45	6-2-2025	5,709,000	5,764,572
Truist Bank	2.25	3-11-2030	2,525,000	2,494,851

				174,108,790

Capital Markets: 1.42%
Ameriprise Financial Services Incorporated	3.00	4-2-2025	3,119,000	3,349,206
Goldman Sachs Group Incorporated (3 Month LIBOR +1.20%) ±	3.27	9-29-2025	911,000	964,204
Goldman Sachs Group Incorporated	3.50	4-1-2025	23,326,000	25,035,019
Goldman Sachs Group Incorporated	3.50	11-16-2026	7,531,000	8,119,564
Goldman Sachs Group Incorporated	3.85	1-26-2027	3,075,000	3,387,851
Goldman Sachs Group Incorporated	4.00	3-3-2024	803,000	879,564
Goldman Sachs Group Incorporated	6.75	10-1-2037	3,153,000	4,360,310
Morgan Stanley	2.75	5-19-2022	6,916,000	7,180,776

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  37

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
PPL Capital Funding Incorporated	3.10%	5-15-2026	$4,519,000	$4,816,358
PPL Capital Funding Incorporated	3.40	6-1-2023	538,000	562,885
PPL Capital Funding Incorporated	4.13	4-15-2030	4,835,000	5,458,717
PPL Capital Funding Incorporated	5.00	3-15-2044	2,491,000	2,960,175
State Street Corporation (U.S. SOFR +2.69%) 144A±	2.83	3-30-2023	4,768,000	4,930,370
The Charles Schwab Corporation	3.25	5-22-2029	5,163,000	5,703,951
The Charles Schwab Corporation	4.63	3-22-2030	3,423,000	4,201,840

				81,910,790

Consumer Finance: 0.90%
Capital One Financial Company	2.60	5-11-2023	13,251,000	13,606,740
Capital One Financial Company	3.65	5-11-2027	3,762,000	3,925,414
Daimler Finance North America LLC 144A	2.13	3-10-2025	5,271,000	5,088,838
General Motors Financial Company Incorporated	2.90	2-26-2025	4,708,000	4,572,586
General Motors Financial Company Incorporated	3.95	4-13-2024	471,000	472,700
General Motors Financial Company Incorporated	4.35	4-9-2025	1,081,000	1,098,265
General Motors Financial Company Incorporated	5.20	3-20-2023	6,170,000	6,423,138
General Motors Financial Company Incorporated	5.40	4-1-2048	2,766,000	2,664,231
John Deere Capital Corporation	1.20	4-6-2023	4,373,000	4,429,343
John Deere Capital Corporation	1.75	3-9-2027	2,620,000	2,683,407
Toyota Motor Credit Corporation	1.35	8-25-2023	5,711,000	5,761,116
Toyota Motor Credit Corporation	2.15	2-13-2030	1,266,000	1,283,028

				52,008,806

Diversified Financial Services: 0.17%
General Electric Capital International Funding Company 144A	3.45	5-15-2025	7,961,000	8,090,327
International Lease Finance Corporation	5.88	8-15-2022	1,414,000	1,435,098

				9,525,425

Insurance: 0.97%
American International Group Incorporated	2.50	6-30-2025	11,255,000	11,642,000
American International Group Incorporated	3.40	6-30-2030	4,196,000	4,403,050
American International Group Incorporated	4.20	4-1-2028	2,784,000	3,093,634
American International Group Incorporated	4.50	7-16-2044	2,483,000	2,787,587
American International Group Incorporated	4.75	4-1-2048	3,849,000	4,461,803
American International Group Incorporated	5.25	4-2-2030	4,777,000	5,319,269
Brighthouse Financial Incorporated	4.70	6-22-2047	2,079,000	1,831,239
Lincoln National Corporation	3.05	1-15-2030	6,057,000	6,055,531
Nationwide Financial Services Incorporated 144A	3.90	11-30-2049	4,459,000	4,362,372
Nationwide Mutual Insurance Company 144A	4.35	4-30-2050	2,498,000	2,538,557
Prudential Financial Incorporated	1.50	3-10-2026	7,070,000	7,128,722
Prudential Financial Incorporated	4.35	2-25-2050	1,920,000	2,192,128

				55,815,892

Health Care: 4.03%

Biotechnology: 1.13%
AbbVie Incorporated 144A	2.30	11-21-2022	14,700,000	15,173,850
AbbVie Incorporated 144A	2.60	11-21-2024	6,503,000	6,830,356
AbbVie Incorporated	2.90	11-6-2022	5,026,000	5,263,791
AbbVie Incorporated 144A	2.95	11-21-2026	1,850,000	1,983,533
AbbVie Incorporated 144A	3.20	11-21-2029	5,616,000	6,017,306
AbbVie Incorporated	3.75	11-14-2023	502,000	545,828
AbbVie Incorporated 144A	3.80	3-15-2025	8,675,000	9,555,014
AbbVie Incorporated 144A	4.05	11-21-2039	2,156,000	2,419,278

The accompanying notes are an integral part of these financial statements.

38  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Biotechnology (continued)
AbbVie Incorporated 144A	4.25%	11-21-2049	$3,562,000	$4,080,854
Amgen Incorporated	2.20	2-21-2027	2,944,000	3,068,708
Amgen Incorporated	2.30	2-25-2031	3,939,000	4,069,743
Amgen Incorporated	3.15	2-21-2040	2,037,000	2,126,474
Amgen Incorporated	3.38	2-21-2050	1,848,000	1,956,476
Biogen Incorporated	3.15	5-1-2050	2,418,000	2,341,265

				65,432,476

Health Care Equipment & Supplies: 0.42%
Abbott Laboratories	3.75	11-30-2026	2,340,000	2,741,146
Becton Dickinson & Company	2.40	6-5-2020	6,048,000	6,047,407
Danaher Corporation	3.35	9-15-2025	1,860,000	2,046,852
Dentsply Sirona Incorporated	3.25	6-1-2030	3,022,000	3,093,438
Stryker Corporation %%	1.15	6-15-2025	3,977,000	3,973,025
Stryker Corporation %%	1.95	6-15-2030	3,616,000	3,597,816
Stryker Corporation %%	2.90	6-15-2050	2,786,000	2,796,876

				24,296,560

Health Care Providers & Services: 1.07%
Aetna Incorporated	3.88	8-15-2047	1,475,000	1,617,619
Anthem Incorporated	2.25	5-15-2030	4,902,000	5,032,635
Anthem Incorporated	3.13	5-15-2050	1,971,000	2,025,508
Anthem Incorporated	3.65	12-1-2027	2,542,000	2,876,179
Cigna Corporation	3.75	7-15-2023	3,385,000	3,682,978
Cigna Corporation	3.40	9-17-2021	4,089,000	4,231,027
Cigna Corporation 144A	3.40	3-1-2027	4,519,000	4,959,891
Cigna Corporation	3.40	3-15-2050	915,000	981,411
Cigna Corporation 144A	3.88	10-15-2047	3,943,000	4,464,385
Cigna Corporation	4.38	10-15-2028	935,000	1,097,308
CVS Health Corporation	3.00	8-15-2026	2,002,000	2,186,686
CVS Health Corporation	3.63	4-1-2027	2,869,000	3,148,936
CVS Health Corporation	3.70	3-9-2023	4,957,000	5,310,171
CVS Health Corporation	4.00	12-5-2023	2,706,000	2,949,466
CVS Health Corporation	4.78	3-25-2038	1,428,000	1,738,736
UnitedHealth Group Incorporated	2.00	5-15-2030	2,979,000	3,067,535
UnitedHealth Group Incorporated	2.38	8-15-2024	1,067,000	1,134,629
UnitedHealth Group Incorporated	2.75	5-15-2040	2,372,000	2,465,052
UnitedHealth Group Incorporated	2.90	5-15-2050	1,588,000	1,649,456
UnitedHealth Group Incorporated	3.13	5-15-2060	988,000	1,039,906
UnitedHealth Group Incorporated	3.50	8-15-2039	636,000	732,041
UnitedHealth Group Incorporated	3.70	12-15-2025	2,002,000	2,279,395
UnitedHealth Group Incorporated	3.75	10-15-2047	1,601,000	1,893,624
UnitedHealth Group Incorporated	3.88	8-15-2059	1,016,000	1,221,729

				61,786,303

Life Sciences Tools & Services: 0.15%
Thermo Fisher Scientific Incorporated	4.50	3-25-2030	6,908,000	8,440,543

Pharmaceuticals: 1.26%
Bristol-Myers Squibb Company 144A	2.60	5-16-2022	4,147,000	4,319,246
Bristol-Myers Squibb Company 144A	2.75	2-15-2023	6,469,000	6,795,231
Bristol-Myers Squibb Company 144A	2.88	2-19-2021	1,796,000	1,828,657
Bristol-Myers Squibb Company 144A	2.90	7-26-2024	6,246,000	6,742,884
Bristol-Myers Squibb Company 144A	3.20	6-15-2026	3,754,000	4,210,565
Bristol-Myers Squibb Company 144A	3.40	7-26-2029	1,480,000	1,692,378

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  39

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Company 144A	3.45%	11-15-2027	$2,680,000	$3,065,972
Bristol-Myers Squibb Company 144A	3.88	8-15-2025	2,062,000	2,343,040
Bristol-Myers Squibb Company 144A	3.90	2-20-2028	2,868,000	3,327,825
Bristol-Myers Squibb Company 144A	4.13	6-15-2039	462,000	584,866
Bristol-Myers Squibb Company 144A	4.25	10-26-2049	1,513,000	1,989,317
Bristol-Myers Squibb Company 144A	4.35	11-15-2047	893,000	1,154,282
Eli Lilly and Company	2.25	5-15-2050	2,813,000	2,647,003
Merck & Company Incorporated	3.70	2-10-2045	1,296,000	1,563,040
Novartis Capital Corporation	2.00	2-14-2027	3,462,000	3,658,024
Novartis Capital Corporation	2.20	8-14-2030	9,771,000	10,314,287
Pfizer Incorporated	1.70	5-28-2030	6,647,000	6,669,876
Pfizer Incorporated	2.55	5-28-2040	3,796,000	3,837,237
Pfizer Incorporated	2.70	5-28-2050	3,796,000	3,825,313
Pfizer Incorporated	2.80	3-11-2022	1,787,000	1,863,101

				72,432,144

Industrials: 1.45%

Aerospace & Defense: 0.70%
General Dynamics Corporation	3.25	4-1-2025	2,320,000	2,569,149
General Dynamics Corporation	4.25	4-1-2040	776,000	962,552
Northrop Grumman Corporation	2.55	10-15-2022	5,868,000	6,142,933
Northrop Grumman Corporation	2.93	1-15-2025	265,000	287,192
Northrop Grumman Corporation	3.25	8-1-2023	5,412,000	5,858,764
Northrop Grumman Corporation	3.25	1-15-2028	3,351,000	3,713,654
Northrop Grumman Corporation	4.03	10-15-2047	1,933,000	2,342,103
Northrop Grumman Corporation	5.15	5-1-2040	2,895,000	3,892,081
The Boeing Company	2.70	2-1-2027	2,852,000	2,655,209
The Boeing Company	2.95	2-1-2030	3,031,000	2,886,942
The Boeing Company	5.81	5-1-2050	2,125,000	2,405,329
United Technologies Corporation	3.65	8-16-2023	373,000	404,878
United Technologies Corporation	3.95	8-16-2025	2,673,000	3,040,895
United Technologies Corporation	4.45	11-16-2038	2,486,000	2,994,692

				40,156,373

Electrical Equipment: 0.04%
Otis Worldwide Corporation 144A	2.57	2-15-2030	1,951,000	1,970,939

Industrial Conglomerates: 0.16%
General Electric Company	3.10	1-9-2023	650,000	669,464
General Electric Company	3.45	5-1-2027	5,518,000	5,463,248
General Electric Company	3.63	5-1-2030	2,827,000	2,795,817
General Electric Company	5.88	1-14-2038	309,000	345,112

				9,273,641

Machinery: 0.11%
Deere & Company	2.75	4-15-2025	3,875,000	4,201,580
Deere & Company	3.75	4-15-2050	1,701,000	2,052,221

				6,253,801

Road & Rail: 0.38%
Burlington Northern Santa Fe LLC	3.05	2-15-2051	1,329,000	1,378,212
CSX Corporation	4.30	3-1-2048	238,000	289,570
CSX Corporation	2.40	2-15-2030	561,000	586,603
CSX Corporation	4.75	11-15-2048	1,292,000	1,658,036

The accompanying notes are an integral part of these financial statements.

40  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Road & Rail (continued)
Union Pacific Corporation	2.15%	2-5-2027	$2,938,000	$3,082,984
Union Pacific Corporation	2.40	2-5-2030	3,634,000	3,795,158
Union Pacific Corporation	2.95	3-1-2022	3,290,000	3,425,518
Union Pacific Corporation	3.15	3-1-2024	1,579,000	1,706,702
Union Pacific Corporation	3.25	2-5-2050	4,665,000	4,934,775
Union Pacific Corporation	3.75	2-5-2070	592,000	645,715
Union Pacific Corporation	4.30	3-1-2049	489,000	614,758

				22,118,031

Transportation Infrastructure: 0.06%
Crowley Conro LLC	4.18	8-15-2043	2,789,920	3,510,825

Information Technology: 2.41%

IT Services: 0.44%
Fiserv Incorporated	3.20	7-1-2026	3,187,000	3,467,505
Fiserv Incorporated	3.50	7-1-2029	3,418,000	3,772,067
Fiserv Incorporated	4.20	10-1-2028	318,000	368,536
IBM Corporation	3.30	5-15-2026	1,095,000	1,226,394
IBM Corporation	4.15	5-15-2039	1,364,000	1,622,190
Mastercard Incorporated	3.30	3-26-2027	1,899,000	2,153,370
Mastercard Incorporated	3.85	3-26-2050	330,000	418,346
Paypal Holdings Incorporated	1.35	6-1-2023	5,137,000	5,218,425
Paypal Holdings Incorporated	1.65	6-1-2025	7,193,000	7,367,224

				25,614,057

Semiconductors & Semiconductor Equipment: 1.17%
Broadcom Incorporated 144A	3.15	11-15-2025	10,424,000	10,803,250
Broadcom Incorporated	3.88	1-15-2027	4,502,000	4,736,805
Broadcom Incorporated 144A	4.15	11-15-2030	8,867,000	9,216,886
Broadcom Incorporated 144A	4.25	4-15-2026	3,187,000	3,412,357
Broadcom Incorporated 144A	4.70	4-15-2025	4,663,000	5,110,210
Broadcom Incorporated 144A	5.00	4-15-2030	2,476,000	2,733,350
Intel Corporation	2.45	11-15-2029	2,184,000	2,340,406
Intel Corporation	4.60	3-25-2040	1,890,000	2,455,312
KLA Corporation	3.30	3-1-2050	2,522,000	2,534,880
Lam Research Corporation	1.90	6-15-2030	3,385,000	3,404,367
Lam Research Corporation	2.88	6-15-2050	3,334,000	3,376,067
Lam Research Corporation	3.13	6-15-2060	1,375,000	1,426,282
Micron Technology Incorporated	2.50	4-24-2023	5,867,000	6,006,800
NVIDIA Corporation	3.50	4-1-2040	1,916,000	2,194,115
NVIDIA Corporation	3.50	4-1-2050	4,777,000	5,423,749
Texas Instruments Incorporated	1.38	3-12-2025	2,353,000	2,419,113

				67,593,949

Software: 0.57%
Adobe Incorporated	2.30	2-1-2030	6,598,000	7,042,818
Microsoft Corporation	2.53	6-1-2050	1,109,000	1,106,892
Microsoft Corporation	2.68	6-1-2060	2,388,000	2,310,853
Microsoft Corporation	2.88	2-6-2024	1,134,000	1,228,637
Microsoft Corporation	4.10	2-6-2037	1,872,000	2,379,532
Oracle Corporation	2.63	2-15-2023	2,457,000	2,590,241
Oracle Corporation	2.80	4-1-2027	5,670,000	6,148,054
Oracle Corporation	2.95	11-15-2024	1,319,000	1,435,872
Oracle Corporation	3.80	11-15-2037	1,346,000	1,531,093

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  41

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Software (continued)
Oracle Corporation	3.85%	4-1-2060	$3,136,000	$3,582,490
Oracle Corporation	4.00	11-15-2047	2,861,000	3,360,586

				32,717,068

Technology Hardware, Storage & Peripherals: 0.23%
Apple Incorporated	2.05	9-11-2026	5,954,000	6,358,793
Apple Incorporated	2.65	5-11-2050	2,632,000	2,699,746
Apple Incorporated	2.95	9-11-2049	381,000	411,574
Apple Incorporated	3.20	5-13-2025	1,357,000	1,524,725
Apple Incorporated	4.25	2-9-2047	1,624,000	2,114,625

				13,109,463

Materials: 0.76%

Chemicals: 0.21%
Air Products and Chemicals Incorporated	2.70	5-15-2040	951,000	985,854
DuPont de Nemours Incorporated	4.21	11-15-2023	4,914,000	5,343,632
DuPont de Nemours Incorporated	4.49	11-15-2025	3,497,000	3,967,383
Mosaic Company	5.45	11-15-2033	275,000	279,487
Mosaic Company	5.63	11-15-2043	1,332,000	1,360,779

				11,937,135

Containers & Packaging: 0.11%
International Paper Company	4.40	8-15-2047	1,863,000	2,078,697
Packaging Corporation of America	3.00	12-15-2029	1,615,000	1,696,511
Westrock Company	4.90	3-15-2029	2,113,000	2,431,506

				6,206,714

Metals & Mining: 0.19%
Barrick Gold Finance Company LLC	5.70	5-30-2041	2,268,000	3,012,154
Barrick North America Finance LLC	5.75	5-1-2043	866,000	1,190,216
Newmont MIning Corporation	2.25	10-1-2030	2,973,000	2,941,601
Nucor Corporation	2.00	6-1-2025	1,987,000	2,022,629
Nucor Corporation	2.70	6-1-2030	1,987,000	2,020,404

				11,187,004

Paper & Forest Products: 0.25%
Georgia Pacific LLC 144A	1.75	9-30-2025	6,269,000	6,403,028
Georgia Pacific LLC 144A	2.10	4-30-2027	3,025,000	3,077,950
Georgia Pacific LLC 144A	2.30	4-30-2030	4,968,000	5,074,911

				14,555,889

Real Estate: 0.99%

Equity REITs: 0.81%
Alexandria Real Estate Equities Incorporated	4.90	12-15-2030	1,899,000	2,304,719
Crown Castle International Corporation	3.30	7-1-2030	5,340,000	5,776,297
Crown Castle International Corporation	4.00	3-1-2027	924,000	1,033,254
Equinix Incorporated	2.63	11-18-2024	2,506,000	2,644,331
Equinix Incorporated	2.90	11-18-2026	5,223,000	5,514,809
Mid-America Apartments LP	3.60	6-1-2027	279,000	297,952
Mid-America Apartments LP	3.75	6-15-2024	4,347,000	4,476,554
Mid-America Apartments LP	3.95	3-15-2029	1,873,000	2,070,509
Mid-America Apartments LP	4.00	11-15-2025	2,277,000	2,366,456

The accompanying notes are an integral part of these financial statements.

42  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Mid-America Apartments LP	4.30%	10-15-2023	$1,907,000	$1,991,903
Realty Income Corporation	3.25	1-15-2031	4,248,000	4,341,695
Regency Centers LP	2.95	9-15-2029	4,046,000	3,885,160
Regency Centers LP	3.70	6-15-2030	1,390,000	1,430,074
Store Capital Corporation	4.50	3-15-2028	7,002,000	6,588,032
Store Capital Corporation	4.63	3-15-2029	2,381,000	2,214,531

				46,936,276

Real Estate Management & Development: 0.18%
Federal Realty Investment Trust	3.95	1-15-2024	2,954,000	3,068,503
Spirit Realty LP	3.40	1-15-2030	2,242,000	1,925,961
Spirit Realty LP	4.00	7-15-2029	1,079,000	978,233
Spirit Realty LP	4.45	9-15-2026	229,000	219,235
Ventas Realty LP	4.75	11-15-2030	3,840,000	3,995,904

				10,187,836

Utilities: 2.59%

Electric Utilities: 1.65%
Alabama Power Company	3.45	10-1-2049	3,720,000	4,045,616
Arizona Public Service Company	3.15	5-15-2025	4,707,000	5,139,058
Duke Energy Corporation	1.80	9-1-2021	3,918,000	3,964,489
Duke Energy Corporation	2.45	6-1-2030	3,068,000	3,159,109
Duke Energy Corporation	2.65	9-1-2026	2,431,000	2,601,942
Duke Energy Ohio Incorporated	2.13	6-1-2030	2,846,000	2,924,312
Edison International	4.13	3-15-2028	13,000	13,505
Evergy Incorporated	2.45	9-15-2024	3,471,000	3,630,701
Evergy Incorporated	2.90	9-15-2029	3,445,000	3,591,935
Evergy Kansas Central Incorporated	3.45	4-15-2050	5,015,000	5,441,867
Evergy Metro Incorporated	2.25	6-1-2030	3,798,000	3,900,395
Exelon Corporation	4.70	4-15-2050	4,215,000	5,256,809
Exelon Generation Company LLC	3.25	6-1-2025	5,253,000	5,437,942
FirstEnergy Corporation	3.90	7-15-2027	3,471,000	3,893,457
FirstEnergy Corporation	2.85	7-15-2022	816,000	841,916
FirstEnergy Corporation	4.25	3-15-2023	4,725,000	5,102,332
Interstate Power & Light Company	3.50	9-30-2049	1,426,000	1,517,013
ITC Holdings Corporation	2.70	11-15-2022	3,746,000	3,890,167
Metropolitan Edison Company 144A	4.30	1-15-2029	2,938,000	3,423,282
Mississippi Power Company	3.95	3-30-2028	4,562,000	5,076,214
Mississippi Power Company	4.25	3-15-2042	2,741,000	2,999,917
National Fuel Gas Company %%	5.50	1-15-2026	993,000	1,012,944
Pennsylvania Electric Compnay 144A	3.25	3-15-2028	1,572,000	1,685,068
Public Service Electric and Gas Company	2.70	5-1-2050	4,126,000	4,122,359
South Carolina Edison Company	4.13	3-1-2048	3,033,000	3,423,733
Southern California Edison Company	2.85	8-1-2029	1,890,000	1,969,574
Southern California Edison Company	4.65	10-1-2043	893,000	1,039,348
Southern California Gas Company	2.55	2-1-2030	2,903,000	3,088,448
Southern California Gas Company	2.60	6-15-2026	1,065,000	1,142,229
Trans-Allegheny Interstate Line Company 144A	3.85	6-1-2025	1,306,000	1,449,183

				94,784,864

Multi-Utilities: 0.94%
Ameren Corporation	3.50	1-15-2031	890,000	988,822
Black Hills Corporation	3.05	10-15-2029	6,014,000	6,135,562
Black Hills Corporation	3.88	10-15-2049	1,675,000	1,680,749

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  43

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal		Value

Multi-Utilities (continued)
CenterPoint Energy Incorporated	2.50%	9-1-2022		$377,000	$388,685
CenterPoint Energy Incorporated	2.50	9-1-2024		4,055,000	4,207,504
CenterPoint Energy Incorporated	2.95	3-1-2030		1,761,000	1,854,291
CenterPoint Energy Incorporated	4.10	9-1-2047		1,813,000	1,923,657
Consumers Energy Company	2.50	5-1-2060		1,570,000	1,473,383
Dominion Resources Incorporated	2.00	8-15-2021		2,612,000	2,646,077
Dominion Resources Incorporated	2.85	8-15-2026		2,413,000	2,543,974
DTE Energy Company	2.53	10-1-2024		3,309,000	3,419,821
DTE Energy Company	2.95	3-1-2030		2,493,000	2,554,814
DTE Energy Company	2.95	3-1-2050		4,115,000	4,252,159
DTE Energy Company	3.80	3-15-2027		3,747,000	4,032,667
Midamerican Energy Company	3.65	8-1-2048		1,976,000	2,287,403
NextEra Energy Capital Company	2.25	6-1-2030		5,941,000	6,052,230
NextEra Energy Capital Company	2.75	5-1-2025		6,104,000	6,527,503
NiSource Incorporated	3.60	5-1-2030		1,094,000	1,236,314

					54,205,615

Total Corporate Bonds and Notes (Cost $1,456,340,605)					1,534,288,681

Foreign Corporate Bonds and Notes: 0.01%

Energy: 0.01%

Oil, Gas & Consumable Fuels: 0.01%
EnCana Corporation	6.63	8-15-2037	CAD	979,000	728,445

Total Foreign Corporate Bonds and Notes (Cost $1,165,761)					728,445

Municipal Obligations: 0.55%

California: 0.17%

GO Revenue: 0.17%
California Build America Bonds	7.60	11-1-2040		$830,000	1,475,964
Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049		4,690,000	7,966,387

					9,442,351

Nevada: 0.08%

Airport Revenue: 0.08%
Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045		3,365,000	4,770,931

New York: 0.12%

Airport Revenue: 0.12%
Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062		5,505,000	6,948,081

Ohio: 0.05%

Education Revenue: 0.05%
Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111		1,957,000	2,817,747

Texas: 0.13%

Education Revenue: 0.03%
University of Texas Financing System Bond Series B	2.44	8-15-2049		1,695,000	1,697,305

Transportation Revenue: 0.10%
North Texas Tollway Authority	6.72	1-1-2049		3,609,000	6,014,435

					7,711,740

Total Municipal Obligations (Cost $23,744,438)					31,690,850

The accompanying notes are an integral part of these financial statements.

44  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities: 3.63%
Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63%	3-25-2049	$2,431,305	$2,460,026
Angel Oak Mortgage Trust Series 2020-2 Class A1 144A±±	2.53	1-26-2065	7,967,000	7,965,607
Benchmark Mortgage Trust Series 2018-B1 Class ASB ±±	3.60	1-15-2051	1,620,000	1,760,198
Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	3,021,369	3,066,894
Bunker Hill Loan Depositary Trust Series 2019-2 Class A1 144A	2.88	7-25-2049	5,289,032	5,272,206
Bunker Hill Loan Depositary Trust Series 2019-3 Class A1 144A	2.72	11-25-2059	6,243,659	6,285,324
CD Commercial Mortgage Trust Series 2016-CD1 Class A1	1.44	8-10-2049	612,071	611,502
CD Commercial Mortgage Trust Series 2017-CD4 Class A4 ±±	3.51	5-10-2050	2,986,000	3,265,925
CD Commercial Mortgage Trust Series 2017-CD4 Class ASB	3.32	5-10-2050	2,105,000	2,244,851
CD Commercial Mortgage Trust Series 2017-CD6 Class ASB	3.33	11-13-2050	5,323,000	5,690,651
CFCRE Commercial Mortgage Trust Series 2016-C3 Class A1	1.79	1-10-2048	517,720	517,922
CFCRE Commercial Mortgage Trust Series 2017-C8 Class A1	1.96	6-15-2050	359,129	359,554
CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	2,143,823
Citigroup Commercial Mortgage Trust Series 2016- P5 Class A1	1.41	10-10-2049	523,192	522,755
Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	1,978,636	1,988,773
Colt Funding LLC Series 2019-2 Class A1 144A±±	3.34	5-25-2049	3,752,733	3,775,345
Colt Funding LLC Series 2019-4 Class A1 144A±±	2.58	11-25-2049	4,641,768	4,635,531
Commercial Mortgage Pass-Through Certificate Series 2015-LC21 Class A4	3.71	7-10-2048	1,777,000	1,932,949
Commercial Mortgage Pass-Through Certificate Series 2015-LC23 Class A4	3.77	10-10-2048	3,551,000	3,881,149
Commercial Mortgage Pass-Through Certificate Series 2016-C1 Class ASB	2.97	10-10-2049	2,071,000	2,166,315
CSAIL Commercial Mortgage Trust Series 2015-C2 Class A4	3.50	6-15-2057	2,953,000	3,149,646
CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	4,102,200	4,382,729
CSAIL Commercial Mortgage Trust Series 2016-C5 Class ASB	3.53	11-15-2048	865,000	908,473
Deutsche Bank Commercial Mortgage Trust Series 2017-C6 Class ASB	3.12	6-10-2050	1,249,000	1,319,453
GCAT Series 2019-NQM1 Class A1 144A	2.99	2-25-2059	1,960,207	2,004,886
Goldman Sachs Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	86,012	86,247
Goldman Sachs Mortgage Securities Trust Series 2014-GCJ18 Class A3	3.80	1-10-2047	1,727,233	1,784,756
Goldman Sachs Mortgage Securities Trust Series 2015-GC28 Class A5	3.40	2-10-2048	1,355,000	1,429,151
Goldman Sachs Mortgage Securities Trust Series 2015-GC34 Class A4	3.51	10-10-2048	3,317,000	3,586,161
Goldman Sachs Mortgage Securities Trust Series 2020-GC47 Class A5	2.38	5-12-2053	4,162,000	4,290,695
Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	6,345,963	6,779,428
JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	2,419,000	2,581,971
JPMDB Commercial Mortgage Securities Series 2015-C33 Class A4	3.77	12-15-2048	1,554,714	1,702,954
JPMDB Commercial Mortgage Securities Series 2017-C5 Class ASB	3.49	3-15-2050	861,000	920,090
JPMDB Commercial Mortgage Securities Series 2018-C8 Class ASB	4.15	6-15-2051	2,714,000	3,022,876
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-GC26 Class A4	3.49	1-15-2048	3,433,202	3,668,458
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	10,025,969	10,472,973
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C29 Class A4	3.61	5-15-2048	2,663,000	2,877,049
JPMorgan Chase Commercial Mortgage Securities Trust Series 2017-JP6 Class ASB	3.28	7-15-2050	2,343,000	2,498,829
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013 -C10 Class A4 ±±	4.08	7-15-2046	532,000	563,860
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C125 Class ASB	3.38	10-15-2048	1,689,000	1,767,674
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A4	3.25	2-15-2048	800,041	844,428
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 Class A4	3.75	12-15-2047	754,000	808,853
Morgan Stanley Capital I Trust Series 2016-UB11 Class A1	1.45	8-15-2049	1,049,928	1,048,730
Morgan Stanley Capital I Trust Series 2016-UB11 Class ASB	2.61	8-15-2049	2,119,000	2,183,278
New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A±±	3.60	4-25-2049	2,528,871	2,556,320

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  45

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Non-Agency Mortgage-Backed Securities (continued)
New Residential Mortgage Loan Trust Series 2019-NQM4 Class A1 144A±±	2.49%	9-25-2059	$4,242,720	$4,136,895
SG Capital Partners Series 2019-3 Class A1 144A±±	2.70	9-25-2059	4,515,720	4,507,785
Starwood Mortgage Residential Trust Series 2019-INV1 Class A1 144A±±	2.61	9-27-2049	4,735,707	4,679,627
Starwood Mortgage Residential Trust Series 2020-1 Class A1 144A±±	2.28	2-25-2050	8,062,265	8,052,371
Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	3,864,356	3,920,275
Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.84	2-25-2059	1,977,832	1,996,915
Verus Securitization Trust Series 2019-2 Class A1 144A±±	2.91	7-25-2059	4,651,644	4,688,731
Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	5-25-2059	9,092,150	9,153,617
Verus Securitization Trust Series 2019-3 Class A1 144A±±	2.69	11-25-2059	2,935,180	2,885,785
Verus Securitization Trust Series 2019-3 Class A1 144A	2.78	7-25-2059	8,989,567	9,097,940
Verus Securitization Trust Series 2019-4 Class A1 144A	2.64	11-25-2059	12,926,857	13,020,995
Verus Securitization Trust Series 2020-1 Class A1 144A±±	2.42	1-25-2060	2,828,505	2,839,969
Verus Securitization Trust Series 2020-2 Class A1 144A±±	2.23	5-25-2060	10,053,000	10,043,637
Visio Trust Series 2019-1 Class A1 144A±±	3.57	6-25-2054	2,371,944	2,398,537

Total Non-Agency Mortgage-Backed Securities (Cost $206,132,890)				209,210,347

U.S. Treasury Securities: 13.54%
U.S. Treasury Bond %%	1.13	5-15-2040	80,287,000	79,459,040
U.S. Treasury Bond	1.25	5-15-2050	34,970,000	33,516,559
U.S. Treasury Bond	2.00	2-15-2050	16,443,000	18,797,047
U.S. Treasury Bond	2.38	11-15-2049	5,813,000	7,163,614
U.S. Treasury Bond ##	2.75	11-15-2042	103,405,000	131,926,199
U.S. Treasury Bond	2.88	5-15-2043	73,539,000	95,813,273
U.S. Treasury Bond	3.13	8-15-2044	68,578,000	93,349,124
U.S. Treasury Note	0.13	4-30-2022	3,691,000	3,688,981
U.S. Treasury Note ##	0.13	5-31-2022	78,247,000	78,188,862
U.S. Treasury Note	0.13	5-15-2023	1,359,000	1,356,186
U.S. Treasury Note ##	0.25	5-31-2025	58,075,000	57,876,267
U.S. Treasury Note	0.38	3-31-2022	8,291,000	8,322,091
U.S. Treasury Note	0.38	4-30-2025	18,495,000	18,557,854
U.S. Treasury Note	0.50	4-30-2027	23,045,000	23,056,702
U.S. Treasury Note ##	0.63	5-15-2030	56,326,000	56,167,583
U.S. Treasury Note ##	2.50	2-28-2026	38,154,000	42,705,653
U.S. Treasury Note ##	2.63	3-31-2025	19,330,000	21,479,707
U.S. Treasury Note	2.88	11-30-2025	7,491,000	8,509,893

Total U.S. Treasury Securities (Cost $764,175,637)				779,934,635

Yankee Corporate Bonds and Notes: 6.05%

Communication Services: 0.17%

Wireless Telecommunication Services: 0.17%
America Movil SAV de CV	2.88	5-7-2030	5,650,000	5,881,763
Vodafone Group plc	4.25	9-17-2050	3,512,000	4,032,290

				9,914,053

Consumer Staples: 0.21%

Beverages: 0.01%
Bacardi Limited 144A	5.30	5-15-2048	492,000	589,927

Food Products: 0.20%
Danone SA 144A	2.95	11-2-2026	10,762,000	11,734,068

The accompanying notes are an integral part of these financial statements.

46  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Energy: 0.98%

Energy Equipment & Services: 0.03%
Schlumberger Limited 144A	2.65%	11-20-2022	$1,873,000	$1,901,911

Oil, Gas & Consumable Fuels: 0.95%
Ecopetrol SA	5.88	5-28-2045	1,971,000	2,049,840
Ecopetrol SA	6.88	4-29-2030	5,235,000	5,975,753
Enbridge Incorporated	2.50	1-15-2025	8,774,000	9,031,932
Enbridge Incorporated	3.13	11-15-2029	4,015,000	4,159,558
EnCana Corporation	6.50	2-1-2038	1,000,000	763,541
Equinor ASA	1.75	1-22-2026	2,849,000	2,909,861
Equinor ASA	2.38	5-22-2030	1,898,000	1,956,830
Equinor ASA	3.25	11-18-2049	1,365,000	1,436,895
Petroleos Mexicanos Company	2.38	4-15-2025	1,814,500	1,883,300
Petroleos Mexicanos Company	2.46	12-15-2025	4,839,000	5,031,835
Suncor Energy Incorporated	2.80	5-15-2023	4,907,000	5,027,241
Suncor Energy Incorporated	3.10	5-15-2025	3,945,000	4,128,988
Total Capital International SA	3.13	5-29-2050	2,903,000	2,933,078
TransCanada PipeLines Limited	3.75	10-16-2023	4,723,000	5,079,191
TransCanada PipeLines Limited	4.63	3-1-2034	1,297,000	1,486,208
TransCanada PipeLines Limited	4.88	1-15-2026	579,000	671,043

				54,525,094

Financials: 3.87%

Banks: 2.28%
Asian Development Bank	0.63	4-7-2022	16,572,000	16,663,716
Banco Santander SA	2.75	5-28-2025	3,600,000	3,674,367
Banco Santander SA	3.49	5-28-2030	1,800,000	1,843,047
Banco Santander SA 144A	5.38	4-17-2025	2,512,000	2,690,980
Barclays plc (3 Month LIBOR +3.05%) ±	5.09	6-20-2030	6,484,000	7,225,841
BNP Paribas SA (3 Month LIBOR +1.11%) 144A±	2.82	11-19-2025	10,801,000	11,092,591
BNP Paribas SA (U.S. SOFR +1.51%) 144A±	3.05	1-13-2031	4,798,000	4,914,116
Credit Agricole SA (London) 144A	2.38	1-22-2025	6,989,000	7,260,316
Danske Bank A/S (3 Month LIBOR +1.25%) 144A±	3.00	9-20-2022	9,078,000	9,170,086
Danske Bank A/S (3 Month LIBOR +1.59%) 144A±	3.24	12-20-2025	8,694,000	8,878,977
Danske Bank A/S 144A	5.00	1-12-2022	4,619,000	4,839,452
Landwirtschaftliche Rentenbank	0.50	5-27-2025	11,397,000	11,384,928
Lloyds Banking Group plc (1 Year Treasury Constant Maturity +3.50%) ±	3.87	7-9-2025	10,041,000	10,663,499
Royal Bank Scotland Group plc (1 Year Treasury Constant Maturity +2.15%) ±	2.36	5-22-2024	1,639,000	1,655,230
Royal Bank Scotland Group plc (1 Year Treasury Constant Maturity +2.55%) ±	3.07	5-22-2028	2,969,000	3,038,902
Royal Bank Scotland Group plc (5 Year Treasury Constant Maturity +2.10%) ±	3.75	11-1-2029	2,937,000	2,971,051
Royal Bank Scotland Group plc (3 Month LIBOR +1.87%) ±	4.45	5-8-2030	2,768,000	3,125,388
Societe Generale 144A	2.63	10-16-2024	2,188,000	2,197,738
Societe Generale 144A	2.63	1-22-2025	7,257,000	7,286,022
Standard Chartered plc (5 Year Treasury Constant Maturity +3.85%) 144A±	4.64	4-1-2031	740,000	825,253
Swedish Export Credit Corporation	0.75	4-6-2023	9,751,000	9,820,463

				131,221,963

Capital Markets: 0.58%
Credit Suisse Group Funding Limited (3 Month LIBOR +1.20%) 144A±	3.00	12-14-2023	3,476,000	3,585,132
Credit Suisse Group Funding Limited 144A	3.57	1-9-2023	9,687,000	9,987,367
Credit Suisse Group Funding Limited	3.80	6-9-2023	3,131,000	3,323,801
MDGH GMTN BV 144A	2.88	11-7-2029	3,449,000	3,574,026

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  47

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)
Nomura Holdings Incorporated	2.65%	1-16-2025	$3,419,000	$3,530,610
Nomura Holdings Incorporated	3.10	1-16-2030	9,355,000	9,428,662

				33,429,598

Diversified Financial Services: 0.84%
AerCap Ireland Capital DAC	3.50	5-26-2022	1,794,000	1,663,328
AerCap Ireland Capital DAC	3.95	2-1-2022	992,000	934,801
AerCap Ireland Capital DAC	4.45	4-3-2026	1,162,000	1,007,817
AerCap Ireland Capital DAC	4.63	7-1-2022	838,000	789,735
AerCap Ireland Capital DAC	4.88	1-16-2024	1,868,000	1,670,209
Brookfield Finance Incorporated	4.35	4-15-2030	3,943,000	4,315,020
DH Europe Finance II	2.05	11-15-2022	2,964,000	3,053,701
DH Europe Finance II	2.20	11-15-2024	5,077,000	5,305,728
DH Europe Finance II	2.60	11-15-2029	6,383,000	6,709,893
DH Europe Finance II	3.40	11-15-2049	1,552,000	1,723,669
Element Fleet Management Corporation 144A%%	3.85	6-15-2025	3,803,000	3,817,674
General Electric Capital International Funding Company	4.42	11-15-2035	7,786,000	7,773,801
UBS Group Funding Switzerland AG (3 Month LIBOR +0.95%) 144A±	2.86	8-15-2023	9,184,000	9,466,395

				48,231,771

Insurance: 0.11%
Athene Holding Limited	6.15	4-3-2030	5,825,000	6,362,344

Thrifts & Mortgage Finance: 0.06%
Nationwide Building Society (3 Month LIBOR +1.39%) 144A±	4.36	8-1-2024	3,382,000	3,620,199

Health Care: 0.23%

Pharmaceuticals: 0.23%
Shire plc	2.88	9-23-2023	3,857,000	4,067,465
Shire plc	3.20	9-23-2026	4,630,000	5,111,335
Takeda Pharmaceutical	4.40	11-26-2023	3,391,000	3,766,952

				12,945,752

Industrials: 0.04%

Construction & Engineering: 0.04%
Hutama Karya Persero PT 144A	3.75	5-11-2030	2,193,000	2,276,641

Information Technology: 0.33%

Semiconductors & Semiconductor Equipment: 0.33%
NXP BV 144A	2.70	5-1-2025	1,881,000	1,939,885
NXP BV 144A	3.15	5-1-2027	3,193,000	3,265,465
NXP BV 144A	3.40	5-1-2030	4,040,000	4,197,631
NXP BV 144A	3.88	6-18-2026	6,561,000	7,086,352
NXP BV 144A	4.30	6-18-2029	2,491,000	2,729,462

				19,218,795

Materials: 0.14%

Chemicals: 0.11%
Nutrien Limited	2.95	5-13-2030	2,552,000	2,663,345
Nutrien Limited	5.00	4-1-2049	2,878,000	3,540,692

				6,204,037

The accompanying notes are an integral part of these financial statements.

48  |  Wells Fargo Core Bond Portfolio

Portfolio of investments—May 31, 2020

	Interest rate	Maturity date	Principal	Value
Metals & Mining: 0.03%
Teck Resources Limited	6.25%	7-15-2041	$1,595,000	$1,607,072

Real Estate: 0.08%

Equity REITs: 0.08%
Scentre Group Trust 144A	3.63	1-28-2026	2,946,000	2,990,379
Trust F/1401 144A	6.39	1-15-2050	1,754,000	1,609,137

				4,599,516

Total Yankee Corporate Bonds and Notes (Cost $337,419,944)				348,382,741

Yankee Government Bonds: 1.42%
Abu Dhabi Government International 144A	2.50	4-16-2025	10,643,000	11,050,095
Abu Dhabi Government International 144A	3.88	4-16-2050	960,000	1,093,200
Japan Bank for International Cooperation	1.75	10-17-2024	5,082,000	5,292,715
Republic of Indonesia	4.45	4-15-2070	3,021,000	3,351,662
Republic of Paraguay 144A	4.95	4-28-2031	3,341,000	3,591,575
Republic of Paraguay 144A	5.40	3-30-2050	5,109,000	5,637,833
Republic of Peru	2.39	1-23-2026	2,239,000	2,315,126
Republic of Peru	2.78	1-23-2031	1,307,000	1,377,578
State of Israel	3.38	1-15-2050	1,926,000	2,033,972
State of Israel	4.50	4-3-2120	1,948,000	2,368,534
State of Qatar 144A	3.40	4-16-2025	7,445,000	7,949,324
State of Qatar 144A	3.75	4-16-2030	5,095,000	5,668,188
United Mexican States	3.25	4-16-2030	6,701,000	6,610,604
United Mexican States	3.90	4-27-2025	4,768,000	5,023,088
United Mexican States	4.50	4-22-2029	10,455,000	11,291,400
United Mexican States	4.60	2-10-2048	1,756,000	1,817,460
United Mexican States	4.75	3-8-2044	2,482,000	2,589,967
United Mexican States	5.00	4-27-2051	2,564,000	2,753,736

Total Yankee Government Bonds (Cost $76,730,367)				81,816,057

	Yield		Shares
Short-Term Investments: 5.48%

Investment Companies: 5.48%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.12		315,907,475	315,907,475

Total Short-Term Investments (Cost $315,907,475)				315,907,475

Total investments in securities (Cost $6,146,838,113)	109.97%	6,336,292,302

Other assets and liabilities, net	(9.97)	(574,436,458)

Total net assets	100.00%	$5,761,855,844

±	Variable rate investment. The rate shown is the rate in effect at period end.
%%	The security is purchased on a when-issued basis.
±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
##	All or a portion of this security is segregated for when-issued securities.
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  49

Portfolio of investments—May 31, 2020

Abbreviations:

CAD	Canadian dollar

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

SOFR	Secured Overnight Financing Rate

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	2,778,863	448,833,680	(451,612,543)	0	$162,733	$0	$167,952	#	$0
Wells Fargo Government Money Market Fund Select Class	117,422,859	4,506,785,163	(4,308,300,547)	315,907,475	0	0	1,907,124		315,907,475

					$162,733	$0	$2,075,076		$315,907,475	5.48%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

50  |  Wells Fargo Core Bond Portfolio

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $5,830,930,638)	$6,020,384,827
Investments in affiliated securities, at value (cost $315,907,475)	315,907,475
Cash	380,563
Receivable for investments sold	741,344,952
Receivable for interest	20,894,460
Prepaid expenses and other assets	482,739

Total assets	7,099,395,016

Liabilities
Payable for investments purchased	644,079,378
Payable for when-issued transactions	691,350,673
Cash collateral due to broker	451,000
Advisory fee payable	1,657,358
Trustees’ fees and expenses payable	763

Total liabilities	1,337,539,172

Total net assets	$5,761,855,844

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  51

Statement of operations—year ended May 31, 2020

Investment income
Interest	$151,181,732
Income from affiliated securities	1,959,822

Total investment income	153,141,554

Expenses
Advisory fee	19,865,265
Custody and accounting fees	250,457
Professional fees	77,976
Shareholder report expenses	4,044
Trustees’ fees and expenses	21,036
Other fees and expenses	22,924

Net expenses	20,241,702

Net investment income	132,899,852

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	327,741,682
Affiliated securities	162,733

Net realized gains on investments	327,904,415
Net change in unrealized gains (losses) on investments	58,392,982

Net realized and unrealized gains (losses) on investments	386,297,397

Net increase in net assets resulting from operations	$519,197,249

The accompanying notes are an integral part of these financial statements.

52  |  Wells Fargo Core Bond Portfolio

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$132,899,852	$166,921,454
Net realized gains (losses) on investments	327,904,415	(17,686,402)
Net change in unrealized gains (losses) on investments	58,392,982	194,869,104

Net increase in net assets resulting from operations	519,197,249	344,104,156

Capital transactions
Transactions in investors’ beneficial interests
Contributions	2,488,553,741	697,097,878
Withdrawals	(3,071,640,078)	(888,699,376)

Net decrease in net assets resulting from capital transactions	(583,086,337)	(191,601,498)

Total increase (decrease) in net assets	(63,889,088)	152,502,658

Net assets
Beginning of period	5,825,744,932	5,673,242,274

End of period	$5,761,855,844	$5,825,744,932

The accompanying notes are an integral part of these financial statements.

Wells Fargo Core Bond Portfolio  |  53

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	9.49%	6.30%	(0.53)%	1.89%	2.78%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.35%	0.35%	0.36%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.28%	2.93%	2.23%	1.87%	1.86%
Supplemental data
Portfolio turnover rate	603%	577%	542%	614%	667%

The accompanying notes are an integral part of these financial statements.

54  |  Wells Fargo Core Bond Portfolio

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Wells Fargo Core Bond Portfolio  |  55

Notes to financial statements

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $6,151,455,687 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$208,361,047

Gross unrealized losses	(23,524,432)

Net unrealized gains	$184,836,615

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

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Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$2,553,913,359	$0	$2,553,913,359

Asset-backed securities	0	480,419,712	0	480,419,712

Corporate bonds and notes	0	1,534,288,681	0	1,534,288,681

Foreign corporate bonds and notes	0	728,445	0	728,445

Municipal obligations	0	31,690,850	0	31,690,850

Non-agency mortgage-back securities	0	209,210,347	0	209,210,347

U.S. Treasury securities	779,934,635	0	0	779,934,635

Yankee corporate bonds and notes	0	348,382,741	0	348,382,741

Yankee government bonds	0	81,816,057	0	81,816,057

Short-term investments

Investment companies	315,907,475	0	0	315,907,475

Total assets	$1,095,842,110	$5,240,450,192	$0	$6,336,292,302

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

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Notes to financial statements

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$31,913,212,645	$4,978,003,193	$32,223,666,843	$4,610,379,746

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium and requires the premium to be amortized to the

58  |  Wells Fargo Core Bond Portfolio

Notes to financial statements

earliest call date. The amendments do not require an accounting change for securities held at a discount and discounts will continue to be accreted to the maturity date of the security. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. During the current reporting period, management of the Portfolio adopted the change in accounting policy which did not have a material impact to the Portfolio’s financial statements.

10. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Core Bond Portfolio  |  59

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

60  |  Wells Fargo Core Bond Portfolio

Other information (unaudited)

TAX INFORMATION

For the fiscal year ended May 31, 2020, $122,041,975 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2020, $12,673,109 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2020, 15.12% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Core Bond Fund  |  61

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

62  |  Wells Fargo Core Bond Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

64  |  Wells Fargo Core Bond Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Bond Fund and Wells Fargo Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Bond Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Core Bond Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management

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Other information (unaudited)

and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of its Universe for the one- and three-year periods ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the ten-year period ended December 31, 2019, and lower than its benchmark for the one-, three- and five-year period ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the ten-year period ended March 31, 2020, and lower than its benchmark for the one-, three- and five-year periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would

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Other information (unaudited)

be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or equal to the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in

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Other information (unaudited)

the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

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Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

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Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

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Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

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Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Core Bond Fund  |  73

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00336 07-20

A287/AR287 05-20

Annual Report

May 31, 2020

Wells Fargo Emerging Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Emerging Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Growth Fund for the 12-month period that ended May 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. However, markets rebounded in April and May to offset much of the losses as central banks attempted to bolster capital markets and confidence. Fixed-income markets generally performed better, achieving widespread gains.

For the 12-month period, fixed-income securities generally had positive total returns while non-U.S. equities had broad losses and U.S. stocks performed strongly despite sharp volatility since late February. For the period, U.S. stocks, based on the S&P 500 Index,1 gained 12.84%. International stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -3.43%, while the MSCI EM Index (Net)3 trailed slightly, with a -4.39% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 gained a robust 9.42%, the Bloomberg Barclays Global Aggregate ex-USD Index5 returned 2.67%, and the Bloomberg Barclays Municipal Bond Index6 gained a more modest 3.98%, while the ICE BofA U.S. High Yield Index7 had a slight gain of 0.35%.

The fiscal year began on a positive note.

The 12-month period began with U.S. equity market advances during June and July 2019. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank (ECB) President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of earlier tariff threats against Mexico and China. In the U.S., the Federal Reserve (Fed) implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned,

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Emerging Growth Fund

Letter to shareholders (unaudited)

many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Prime Minister Boris Johnson planned to suspend the British Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter of 2019 started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter gross domestic product growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined and manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February.

Wells Fargo Emerging Growth Fund  |  3

Letter to shareholders (unaudited)

“The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems.”

“Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming health care systems. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repurchase agreements. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

Markets rebounded strongly in April after the earlier extreme volatility, with the S&P 500 Index gaining 12.8% for the month and the MSCI ACWI ex USA Index (Net) returning 7.6%. The rebound was fueled by unprecedented government and central bank stimulus measures taken to buffer the economic damage created by mass shutdowns enacted in order to contain the virus’s spread. The U.S. economy contracted by an annualized 4.8% pace in the first quarter, with 30 million new unemployment insurance claims in six weeks. In the eurozone, first-quarter real gross domestic product (GDP) shrank 3.8%, with the composite April Flash Purchasing Managers’ Index , a monthly survey of purchasing managers, falling to an all-time low of 13.5. The ECB expanded its quantitative easing to include the purchase of additional government bonds of countries with the greatest virus-related need, including Italy and Spain. China’s first-quarter GDP fell by 6.8% year over year. However, retail sales, production, and investment showed signs of recovery. Extreme oil price volatility continued as global supply far exceeded demand.

In May, the equity market rebound continued, with the S&P 500 Index climbing a further 4.8%. European and Japanese stock markets also had monthly gains. Investors regained confidence on reports of early signs of success in human trials of a coronavirus vaccine. Growth stocks continued to outperform value stocks while returns on global government bonds were generally flat. In the U.S., a gap grew between the stock market rebound and devastating economic data points, including an April unemployment rate of 14.7%, the highest level since World War II. Purchasing managers’ indices continued to reflect weakening activity in May in both the manufacturing and services sectors. U.S. corporate earnings reports indicated a 14% year-over-year contraction in earnings from the first quarter of 2019. However, high demand for technology, driven by remote activity, helped maintain robust information technology sector earnings, which helped drive powerful well-known technology stocks higher.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Emerging Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio1

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡ , CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of May 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WEMAX)	3-31-2008	8.36	8.43	13.24	14.97	9.72	13.91	1.55	1.28

Class C (WEMCX)	3-31-2008	13.16	8.91	13.06	14.16	8.91	13.06	2.30	2.03

Class R6 (WEGRX)[4]	7-31-2018	–	–	–	15.51	10.25	14.47	1.12	0.85

Administrator Class (WFGDX)	1-31-2007	–	–	–	15.07	9.86	14.08	1.47	1.20

Institutional Class (WEMIX)	3-31-2008	–	–	–	15.40	10.19	14.44	1.22	0.90

Russell 2000® Growth Index[5]	–	–	–	–	7.32	6.34	11.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Emerging Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of May 31, 2020[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.20% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through September 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.28% for Class A, 2.03% for Class C, 0.85% for Class R6, 1.20% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the caps may be increased or the commitment to maintain the caps may be terminated only with the approval of the Board of Trustees. Without these caps, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Amounts represent the sector allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the period.

Wells Fargo Emerging Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2020.

∎	Relative performance contributions came from software stocks within information technology (IT), industrials, and specialty insurance stocks within financials.

∎	Detractors in the Fund mainly stemmed from stocks within the health care sector.

Equity markets demonstrated strong consistency and low volatility during the period.

For much of the 12-month period, stocks were largely impervious to tariffs on Chinese goods and other geopolitical events. However, in the first quarter of 2020, the spread of the coronavirus pandemic crippled the global economy, sending U.S. equities into a laconic bear market. The unprecedented spread of the coronavirus prompted global central banks to quickly inject massive liquidity into the markets. On the fiscal side, the U.S. government passed the Coronavirus Aid, Relief, and Economic Security Act and other stimulative measures to support the economy. The Russell 2000® Index7 set a record for the quickest descent into bear market territory while most commodities were decimated as expectations for global demand waned. A key advantage of our diversified approach is that it allows us to take advantage of dislocations in the market as the underappreciated gap widens. We have been through these periods before and we will rely on our experience as a guide for the current market.

Ten largest holdings (%) as of May 31, 2020[8]

Casella Waste Systems Incorporated Class A	3.30

Q2 Holdings Incorporated	3.03

Envestnet Incorporated	2.96

Kinsale Capital Group Incorporated	2.93

ASGN Incorporated	2.92

Rexnord Corporation	2.61

Rapid7 Incorporated	2.53

Mercury Computer Systems Incorporated	2.53

Novanta Incorporated	2.37

SPS Commerce Incorporated	2.17

IT contributed while health care detracted.

Notable strength from the IT sector, particularly within the software-as-a-service area, aided relative performance as companies such as Five9, Incorporated, witnessed an increase demand for their unique offering, a mobility infrastructure that makes it easier for agents to work remotely through the disruptions presented by the coronavirus. Select stocks within the financials sector contributed, such as Kinsale Capital Group, provider of excess and supply insurance. Kinsale rallied sharply after reporting a strong increase in submissions and net premium earned metrics throughout the period. Elsewhere within the portfolio, iRhythm Technologies, Incorporated, was rewarded for its innovative Zio patch system, which detects symptomatic arrhythmia.

Sector allocation as of May 31, 2020[9]

Weakness in the portfolio came mainly from stocks within the health care sector. Medical devices holding Merit Medical Systems, Incorporated*, maker of more than 200 devices, fell sharply after it delivered disappointing results that fell short of expectations on revenue and earnings per share, citing slowness from its higher-margin products. Other weakness came from LendingTree, Incorporated, which fell sharply in the first quarter of 2020 as credit card, personal loan, and small business lenders spent less on their platform amid the economic slowdown. Other detractors included Talend SA, one of the few publicly listed pure-play data integration companies, which reported a deceleration in operating margins coupled with weaker fiscal year guidance. Further share pressure prevailed after its cloud solutions partner, Cloudera, delivered poor earnings metrics, sending Talend shares down in sympathy with the group.

Although our companies are certainly susceptible to changes in the economic cycle, many of the stocks we own are exhibiting strong relevance in the current environment. Some of their secular attributes can be personified in our SCODIi acronym, which stands for SaaS, cloud services, online retail, digital payments, the internet of things, and innovation. For instance, within SaaS

Please see footnotes on page 7.

8  |  Wells Fargo Emerging Growth Fund

Performance highlights (unaudited)

(software as a service), companies that offer critical event management capabilities are helping people function through multiple verticals within the work environment. In cloud computing, workload usage has spiked both at the enterprise and individual levels as more people are vying for storage and bandwidth. While overall consumer spending has decelerated, online purchases through e-commerce sites have risen sharply, enabling payment processors to benefit from increased digital transactions. The internet of things within the semiconductor industry has played an essential role as cloud service usage from areas like gaming has been supported by more powerful underlying chip hardware. Lastly, within innovation, diagnostics companies have changed their testing methods by setting up mobile stations for patients who would otherwise be unable to receive their services.

The market volatility in early 2020 enabled us to opportunistically add to positions in stocks with strong secular drivers whose absolute and relative valuations were trading at attractive levels. Volatility tends to add fear and uncertainty to the investor psyche, which may prompt investors to capitulate into cash. We caution that market timing has proven to be a very costly proposition for growth investors, as those who miss the best days in the market have significantly underperformed those who remain fully invested. We remain comfortable with our positioning and maintain a diversified portfolio that we believe will be successful in a panoply of outcomes. We have a history of navigating through turbulent markets and subsequently emerging with strong performance in ensuing years. We do not believe that now is the time to panic and we are allowing our investment process to guide our decisions in an effort to position our portfolios to thrive over the long term.

Wells Fargo Emerging Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2019 to May 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2019	Ending account value 5-31-2020	Expenses paid during the period[1,2]	Annualized net expense ratio[1]

Class A

Actual	$1,000.00	$1,063.12	$6.45	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%

Class C

Actual	$1,000.00	$1,059.26	$10.45	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.85	$10.22	2.03%

Class R6

Actual	$1,000.00	$1,065.43	$4.39	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

Administrator Class

Actual	$1,000.00	$1,063.46	$6.19	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%

Institutional Class

Actual	$1,000.00	$1,065.61	$4.65	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Emerging Growth Fund

Portfolio of investments—May 31, 2020

Value
Investment Companies: 99.98%

Affiliated Master Portfolio: 99.98%
Wells Fargo Emerging Growth Portfolio	$662,550,823

Total Investment Companies (Cost $440,135,785)	662,550,823

Total investments in securities (Cost $440,135,785)	99.98%	662,550,823

Other assets and liabilities, net	0.02	133,838

Total net assets	100.00%	$662,684,661

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	91%	92%	$87,082,930	$4,916,772	$702,756	$514,387	$134,927	$662,550,823	99.98%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  11

Statement of assets and liabilities—May 31, 2020

Assets
Investments in affiliated Master Portfolio, at value (cost $440,135,785)	$662,550,823
Receivable for Fund shares sold	1,081,905
Receivable from manager	38,230
Prepaid expenses and other assets	27,304

Total assets	663,698,262

Liabilities
Payable for Fund shares redeemed	804,461
Administration fees payable	78,333
Distribution fee payable	939
Shareholder report expenses payable	66,042
Trustees’ fees and expenses payable	759
Accrued expenses and other liabilities	63,067

Total liabilities	1,013,601

Total net assets	$662,684,661

Net assets consist of
Paid-in capital	$378,619,222
Total distributable earnings	284,065,439

Total net assets	$662,684,661

Computation of net asset value and offering price per share
Net assets – Class A	$148,866,069
Shares outstanding – Class A1	10,118,794
Net asset value per share – Class A	$14.71
Maximum offering price per share – Class A2	$15.61
Net assets – Class C	$1,598,660
Shares outstanding – Class C1	128,961
Net asset value per share – Class C	$12.40
Net assets – Class R6	$19,457,920
Shares outstanding – Class R6[1]	1,191,113
Net asset value per share – Class R6	$16.34
Net assets – Administrator Class	$21,250,433
Shares outstanding – Administrator Class[1]	1,388,171
Net asset value per share – Administrator Class	$15.31
Net assets – Institutional Class	$471,511,579
Shares outstanding – Institutional Class[1]	28,949,518
Net asset value per share – Institutional Class	$16.29

[1]	The Fund has an unlimited number of authorized shares.
[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Emerging Growth Fund

Statement of operations—year ended May 31, 2020

Investment income
Dividends allocated from affiliated Master Portfolio	$702,756
Securities lending income allocated from affiliated Master Portfolio	514,387
Affiliated income allocated from affiliated Master Portfolio	134,927
Expenses allocated from affiliated Master Portfolio	(5,806,254)

Total investment income	(4,454,184)

Expenses
Management fee	358,481
Administration fees
Class A	297,569
Class C	3,294
Class R6	2,810
Administrator Class	28,175
Institutional Class	705,448
Shareholder servicing fees
Class A	354,249
Class C	3,921
Administrator Class	54,171
Distribution fee
Class C	11,760
Custody and accounting fees	27,952
Professional fees	31,490
Registration fees	73,735
Shareholder report expenses	86,621
Trustees’ fees and expenses	21,592
Other fees and expenses	15,828

Total expenses	2,077,096
Less: Fee waivers and/or expense reimbursements
Fund-level	(525,443)
Class A	(40,554)
Administrator Class	(12)
Institutional Class	(269,023)

Net expenses	1,242,064

Net investment loss	(5,696,248)

Realized and unrealized gains (losses) on investments
Net realized gains on securities transactions allocated from affiliated Master Portfolio	87,082,930
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	4,916,772

Net realized and unrealized gains (losses) on investments	91,999,702

Net increase in net assets resulting from operations	$86,303,454

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  13

Statement of changes in net assets

	Year ended May 31, 2020		Year ended May 31, 2019

Operations
Net investment loss		$(5,696,248)		$(6,103,434)
Net realized gains on investments		87,082,930		97,676,529
Net change in unrealized gains (losses) on investments		4,916,772		(97,747,120)

Net increase (decrease) in net assets resulting from operations		86,303,454		(6,174,025)

Distributions to shareholders from net investment income and net realized gains
Class A		(7,796,239)		(28,101,143)
Class C		(97,557)		(901,234)
Class R6		(245,756)		(42,849)[1]
Administrator Class		(1,143,908)		(8,840,125)
Institutional Class		(28,466,003)		(102,793,991)

Total distributions to shareholders		(37,749,463)		(140,679,342)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	270,025	3,503,910	862,093	13,135,712
Class C	14,056	158,468	77,032	1,001,064
Class R6	1,351,041	21,252,448	14,756 [1]	297,716 [1]
Administrator Class	185,559	2,546,018	429,821	7,044,106
Institutional Class	7,701,460	113,827,845	9,474,160	157,333,266

		141,288,689		178,811,864

Reinvestment of distributions
Class A	556,631	7,609,147	2,156,211	27,319,193
Class C	8,439	97,557	82,682	901,234
Class R6	16,154	244,735	2,781 [1]	38,603 [1]
Administrator Class	80,016	1,137,821	670,663	8,812,510
Institutional Class	1,832,144	27,683,692	7,302,150	101,353,848

		36,772,952		138,425,388

Payment for shares redeemed
Class A	(1,506,830)	(19,951,780)	(1,230,646)	(18,738,814)
Class C	(45,564)	(513,234)	(283,432)	(3,327,781)
Class R6	(177,590)	(2,654,701)	(16,029)[1]	(224,477)[1]
Administrator Class	(557,050)	(7,634,612)	(2,404,440)	(34,455,016)
Institutional Class	(19,569,429)	(282,480,504)	(10,946,323)	(181,113,056)

		(313,234,831)		(237,859,144)

Net increase (decrease) in net assets resulting from capital share transactions		(135,173,190)		79,378,108

Total decrease in net assets		(86,619,199)		(67,475,259)

Net assets
Beginning of period		749,303,860		816,779,119

End of period		$662,684,661		$749,303,860

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.51	$17.04	$14.57	$12.55	$16.70
Net investment loss	(0.17)	(0.16)[1]	(0.15)	(0.10)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	2.13	(0.19)	4.57	2.96	(2.28)

Total from investment operations	1.96	(0.35)	4.42	2.86	(2.41)
Distributions to shareholders from
Net realized gains	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$14.71	$13.51	$17.04	$14.57	$12.55
Total return[2]	14.97%	(0.84)%	32.91%	23.39%	(14.94)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.36%	1.35%	1.36%	1.36%	1.35%
Net expenses[3]	1.27%	1.29%	1.35%	1.35%	1.35%
Net investment loss[3]	(1.08)%	(1.06)%	(1.01)%	(0.72)%	(0.92)%
Supplemental data
Portfolio turnover rate[4]	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$148,866	$145,898	$153,526	$129,724	$127,154

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  15

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.58	$15.19	$13.28	$11.58	$15.67
Net investment loss	(0.21)[1]	(0.25)[1]	(0.25)[1]	(0.19)[1]	(0.21)
Net realized and unrealized gains (losses) on investments	1.79	(0.18)	4.11	2.73	(2.14)

Total from investment operations	1.58	(0.43)	3.86	2.54	(2.35)
Distributions to shareholders from
Net realized gains	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$12.40	$11.58	$15.19	$13.28	$11.58
Total return[2]	14.16%	(1.55)%	31.82%	22.56%	(15.59)%
Ratios to average net assets (annualized)
Gross expenses[3]	2.11%	2.10%	2.11%	2.11%	2.10%
Net expenses[3]	2.03%	2.04%	2.10%	2.10%	2.10%
Net investment loss[3]	(1.84)%	(1.78)%	(1.76)%	(1.46)%	(1.70)%
Supplemental data
Portfolio turnover rate[4]	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$1,599	$1,761	$4,190	$3,328	$3,815

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2020	2019[1]
Net asset value, beginning of period	$14.86	$18.70
Net investment loss	(0.10)[2]	(0.07)[2]
Net realized and unrealized gains (losses) on investments	2.34	(0.59)

Total from investment operations	2.24	(0.66)
Distributions to shareholders from
Net realized gains	(0.76)	(3.18)
Net asset value, end of period	$16.34	$14.86
Total return[3]	15.51%	(2.35)%
Ratios to average net assets (annualized)
Gross expenses[4]	0.93%	0.92%
Net expenses[4]	0.85%	0.85%
Net investment loss[4]	(0.67)%	(0.51)%
Supplemental data
Portfolio turnover rate[5]	55%	71%
Net assets, end of period (000s omitted)	$19,458	$22

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.81%
Year ended May 31, 2019[1]	0.81%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.02	$17.54	$14.93	$12.82	$17.00
Net investment loss	(0.14)[1]	(0.15)[1]	(0.14)[1]	(0.07)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	2.19	(0.19)	4.70	3.02	(2.32)

Total from investment operations	2.05	(0.34)	4.56	2.95	(2.44)
Distributions to shareholders from
Net realized gains	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$15.31	$14.02	$17.54	$14.93	$12.82
Total return	15.07%	(0.75)%	33.06%	23.60%	(14.80)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.28%	1.27%	1.28%	1.26%	1.23%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(1.01)%	(0.94)%	(0.86)%	(0.48)%	(0.80)%
Supplemental data
Portfolio turnover rate[3]	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$21,250	$23,549	$52,335	$50,865	$99,792

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Emerging Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$14.83	$18.30	$15.46	$13.20	$17.40
Net investment loss	(0.11)[1]	(0.13)	(0.09)	(0.04)[1]	(0.07)
Net realized and unrealized gains (losses) on investments	2.33	(0.16)	4.88	3.14	(2.39)

Total from investment operations	2.22	(0.29)	4.79	3.10	(2.46)
Distributions to shareholders from
Net realized gains	(0.76)	(3.18)	(1.95)	(0.84)	(1.74)
Net asset value, end of period	$16.29	$14.83	$18.30	$15.46	$13.20
Total return	15.40%	(0.42)%	33.44%	24.08%	(14.62)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.03%	1.02%	1.03%	1.03%	1.01%
Net expenses[2]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss[2]	(0.71)%	(0.67)%	(0.56)%	(0.24)%	(0.50)%
Supplemental data
Portfolio turnover rate[3]	55%	71%	47%	115%	68%
Net assets, end of period (000s omitted)	$471,512	$578,073	$606,729	$534,846	$583,843

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2020	0.81%
Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Fund  |  19

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund invests in Wells Fargo Emerging Growth Portfolio which is a separate diversified portfolio of Wells Fargo Master Trust, a registered open-end management investment company. As of May 31, 2020, the Fund owned 92% of Wells Fargo Emerging Growth Portfolio. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2020 are included in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

20  |  Wells Fargo Emerging Growth Fund

Notes to financial statements

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $442,845,434 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$222,415,038

Gross unrealized losses	(2,709,649)

Net unrealized gains	$219,705,389

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At May 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in-capital	Total distributable earnings

$(5,706,524)	$5,706,524

As of May 31, 2020, the Fund had a qualified late-year ordinary loss of $2,330,946 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2020, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation	$662,550,823

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2020, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Wells Fargo Emerging Growth Fund  |  21

Notes to financial statements

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Net expenses from the affiliated Master Portfolio are included in the expense cap. Funds Management has committed through September 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.85% for Class R6 shares, 1.20% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2020, Funds Distributor received $369 from the sale of Class A shares and $7 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended May 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2020 were $392,467,019 and $551,777,325, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Fund under the agreement.

22  |  Wells Fargo Emerging Growth Fund

Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2020 and May 31, 2019 were as follows:

	Year ended May 31

	2020	2019

Ordinary income	$0	$14,567,564

Long-term capital gain	37,749,463	126,111,778

As of May 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$66,690,996	$219,705,389	$(2,330,946)

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector. As of the end of the period, the Fund invested a concentration of its portfolio in the health care and information technology sectors.

9. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. REDEMPTION IN-KIND

After the close of business on March 31, 2020, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund transferred securities with a value of $32,967,178 and cash in the amount of $95,186. The Fund recognized losses in the amount of $7,498,217 which is reflected on the Statement of Operations. The redemption in-kind by a shareholder of the Institutional Class represented 5.89% of the Fund and is reflected on the Statement of Changes in Net Assets.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the Master Portfolio in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Emerging Growth Fund  |  23

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

24  |  Wells Fargo Emerging Growth Fund

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 98.26%

Communication Services: 0.49%

Media: 0.49%
Cardlytics Incorporated †	52,220	$3,555,660

Consumer Discretionary: 10.35%

Auto Components: 0.38%
Fox Factory Holding Corporation †	38,110	2,748,112

Diversified Consumer Services: 1.11%
Chegg Incorporated †	131,024	8,002,946

Hotels, Restaurants & Leisure: 2.49%
GAN Limited †	203,571	4,456,169
Wingstop Incorporated	111,138	13,553,279

		18,009,448

Household Durables: 0.41%
Purple Innovation Incorporated †	206,553	2,961,970

Internet & Direct Marketing Retail: 0.85%
Fiverr International Limited †	94,720	6,168,166

Leisure Products: 1.01%
YETI Holdings Incorporated †	227,967	7,317,741

Multiline Retail: 0.35%
Ollie’s Bargain Outlet Holdings Incorporated †	28,100	2,569,745

Specialty Retail: 2.20%
Boot Barn Holdings Incorporated †	358,030	7,690,484
Five Below Incorporated †	13,147	1,375,834
Lithia Motors Incorporated Class A	56,590	6,824,188

		15,890,506

Textiles, Apparel & Luxury Goods: 1.55%
Crocs Incorporated †	202,980	5,815,377
Deckers Outdoor Corporation †	29,610	5,404,713

		11,220,090

Consumer Staples: 3.95%

Beverages: 0.73%
Boston Beer Company Incorporated Class A †	9,430	5,325,404

Food & Staples Retailing: 1.19%
Grocery Outlet Holding Corporation †	130,777	4,813,901
The Chef’s Warehouse Incorporated †	255,200	3,776,960

		8,590,861

Food Products: 1.52%
Freshpet Incorporated †	142,780	11,019,760

Personal Products: 0.51%
Inter Parfums Incorporated	79,280	3,679,385

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  25

Portfolio of investments—May 31, 2020

	Shares	Value
Financials: 8.64%

Capital Markets: 1.79%
Assetmark Financial Holdings †	182,059	$4,860,975
Stifel Financial Corporation	169,150	8,070,147

		12,931,122

Consumer Finance: 1.70%
LendingTree Incorporated †	47,302	12,299,466

Insurance: 5.15%
eHealth Incorporated †	84,730	11,050,487
Goosehead Insurance Incorporated Class A †	73,153	4,385,522
Kinsale Capital Group Incorporated	141,987	21,201,499
SelectQuote Incorporated †	23,738	653,270

		37,290,778

Health Care: 27.57%

Biotechnology: 9.88%
Arcutis Biotherapeutics Incorporated †	245,103	8,223,206
Arena Pharmaceuticals Incorporated †	100,920	6,031,988
Biohaven Pharmaceutical Holding Company †	82,520	5,155,024
CareDx Incorporated †	104,566	3,358,660
Castle Biosciences Incorporated †	211,800	8,139,474
Emergent BioSolutions Incorporated †	45,260	3,778,757
Fate Therapeutics Incorporated †	138,080	4,477,934
Halozyme Therapeutics Incorporated †	226,040	5,485,991
Invitae Corporation †	243,480	4,095,334
Krystal Biotech Incorporated †	64,398	3,310,701
Natera Incorporated †	205,387	9,006,220
ORIC Pharmaceuticals Incorporated †	37,792	1,096,724
PTC Therapeutics Incorporated †	40,690	2,063,390
Vericel Corporation †	505,640	7,271,103

		71,494,506

Health Care Equipment & Supplies: 8.29%
Glaukos Corporation †	56,739	2,211,686
iRhythm Technologies Incorporated †	112,682	14,007,499
Orthopediatrics Corporation †	148,281	6,840,203
Shockwave Medical Incorporated †	191,358	8,421,666
SI-BONE Incorporated †	336,197	5,880,086
Silk Road Medical Incorporated †	71,023	2,718,050
Tactile Systems Technology Class I †	135,293	6,554,946
Tandem Diabetes Care Incorporated †	75,270	6,258,701
Vapotherm Incorporated †	265,609	7,073,168

		59,966,005

Health Care Providers & Services: 2.21%
Addus Homecare Corporation †	112,160	11,099,354
Amedisys Incorporated †	25,540	4,904,957

		16,004,311

Health Care Technology: 2.68%
Health Catalyst Incorporated †	166,870	4,528,852
Inspire Medical Systems Incorporated †	59,500	4,851,630

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Emerging Growth Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value

Health Care Technology (continued)
Phreesia Incorporated †	222,718	$6,530,092
Teladoc Incorporated †	19,979	3,477,545

		19,388,119

Life Sciences Tools & Services: 3.69%
Adaptive Biotechnologies Corporation †	80,465	3,113,996
Codexis Incorporated †	926,729	11,509,974
Neogenomics Incorporated †	346,364	9,244,455
Repligen Corporation †	21,400	2,802,758

		26,671,183

Pharmaceuticals: 0.82%
MyoKardia Incorporated †	30,500	3,119,845
Pacira Pharmaceuticals Incorporated †	63,650	2,797,418

		5,917,263

Industrials: 15.51%

Aerospace & Defense: 3.53%
Kratos Defense & Security Solutions Incorporated †	392,240	7,276,052
Mercury Computer Systems Incorporated †	204,795	18,298,433

		25,574,485

Commercial Services & Supplies: 3.30%
Casella Waste Systems Incorporated Class A †	469,200	23,905,740

Construction & Engineering: 0.87%
MasTec Incorporated †	160,570	6,286,316

Machinery: 2.61%
Rexnord Corporation	626,190	18,848,319

Professional Services: 2.92%
ASGN Incorporated †	342,733	21,108,925

Road & Rail: 1.24%
Marten Transport Limited	146,250	3,742,538
Saia Incorporated †	48,130	5,219,217

		8,961,755

Trading Companies & Distributors: 1.04%
SiteOne Landscape Supply Incorporated †	70,530	7,498,044

Information Technology: 30.36%

Electronic Equipment, Instruments & Components: 2.37%
Novanta Incorporated †	167,270	17,180,302

IT Services: 3.86%
Endava plc Sponsored ADR †	183,982	8,845,855
EVO Payments Incorporated Class A †	376,197	8,329,002
Fastly Incorporated †	149,900	6,466,686
LiveRamp Holdings Incorporated †	84,910	4,282,011

		27,923,554

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  27

Portfolio of investments—May 31, 2020

		Shares	Value
Semiconductors & Semiconductor Equipment: 3.22%
Diodes Incorporated †		169,651	$8,251,825
Semtech Corporation †		225,090	11,970,286
Silicon Laboratories Incorporated †		32,410	3,035,521

			23,257,632

Software: 20.91%
Bill.com Holdings Incorporated †		12,398	863,397
BlackLine Incorporated †		90,943	6,757,065
Envestnet Incorporated †		294,842	21,408,478
Everbridge Incorporated †		73,200	10,706,232
Five9 Incorporated †		120,013	12,505,355
Globant SA †		63,860	8,953,811
Mimecast Limited †		180,300	7,532,934
New Relic Incorporated †		86,530	5,723,960
PROS Holdings Incorporated †		106,920	4,164,534
Q2 Holdings Incorporated †		265,063	21,899,505
Rapid7 Incorporated †		374,836	18,325,732
Sprout Social Incorporated Class A †		201,696	5,556,725
SPS Commerce Incorporated †		230,136	15,686,070
Talend SA ADR †		362,038	11,161,632

			151,245,430

Materials: 0.25%

Chemicals: 0.25%
PQ Group Holdings Incorporated †		141,820	1,779,841

Real Estate: 1.14%

Equity REITs: 1.14%
QTS Realty Trust Incorporated Class A		120,450	8,262,864

Total Common Stocks (Cost $452,257,386)			710,855,754

	Yield
Short-Term Investments: 1.39%

Investment Companies: 1.39%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%	10,065,569	10,065,569

Total Short-Term Investments (Cost $10,065,569)			10,065,569

Total investments in securities (Cost $462,322,955)	99.65%	720,921,323

Other assets and liabilities, net	0.35	2,499,372

Total net assets	100.00%	$723,420,695

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

28  |  Wells Fargo Emerging Growth Portfolio

Portfolio of investments—May 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	41,141,098	243,715,267	(284,856,365)	0	$3,169	$(1,066)	$646,454	#	$0
Wells Fargo Government Money Market Fund Select Class	10,281,602	266,283,361	(266,499,394)	10,065,569	0	0	147,167		10,065,569

					$3,169	$(1,066)	$793,621		$10,065,569	1.39%

*	No longer held at the end of the period
#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  29

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $452,257,386)	$710,855,754
Investments in affiliated securities, at value (cost $10,065,569)	10,065,569
Receivable for investments sold	6,521,533
Receivable for dividends	77,703
Prepaid expenses and other assets	11,097

Total assets	727,531,656

Liabilities
Payable for investments purchased	3,637,757
Advisory fee payable	469,296
Trustees’ fees and expenses payable	864
Accrued expenses and other liabilities	3,044

Total liabilities	4,110,961

Total net assets	$723,420,695

The accompanying notes are an integral part of these financial statements.

30  |  Wells Fargo Emerging Growth Portfolio

Statement of operations—year ended May 31, 2020

Investment income
Dividends	$766,422
Securities lending income from affiliates, net	561,380
Income from affiliated securities	147,167

Total investment income	1,474,969

Expenses
Advisory fee	6,187,843
Custody and accounting fees	51,586
Professional fees	46,730
Shareholder report expenses	9,499
Trustees’ fees and expenses	20,837
Other fees and expenses	19,849

Net expenses	6,336,344

Net investment loss	(4,861,375)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	95,683,983
Affiliated securities	3,169

Net realized gains on investments	95,687,152

Net change in unrealized gains (losses) on
Unaffiliated securities	7,684,283
Affiliated securities	(1,066)

Net change in unrealized gains (losses) on investments	7,683,217

Net realized and unrealized gains (losses) on investments	103,370,369

Net increase in net assets resulting from operations	$98,508,994

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  31

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment loss	$(4,861,375)	$(5,059,099)
Net realized gains on investments	95,687,152	101,592,660
Net change in unrealized gains (losses) on investments	7,683,217	(103,571,551)

Net increase (decrease) in net assets resulting from operations	98,508,994	(7,037,990)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	65,548,053	113,603,214
Withdrawals	(260,126,766)	(166,578,053)

Net decrease in net assets resulting from capital transactions	(194,578,713)	(52,974,839)

Total decrease in net assets	(96,069,719)	(60,012,829)

Net assets
Beginning of period	819,490,414	879,503,243

End of period	$723,420,695	$819,490,414

The accompanying notes are an integral part of these financial statements.

32  |  Wells Fargo Emerging Growth Portfolio

Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	15.49%	(0.28)%	33.60%	23.97%	(14.47)%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.81%	0.80%
Net expenses	0.81%	0.81%	0.81%	0.81%	0.80%
Net investment loss	(0.62)%	(0.57)%	(0.47)%	(0.15)%	(0.40)%
Supplemental data
Portfolio turnover rate	55%	71%	47%	115%	66%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Emerging Growth Portfolio  |  33

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

34  |  Wells Fargo Emerging Growth Portfolio

Notes to financial statements

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $468,063,249 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$274,630,318

Gross unrealized losses	(21,772,244)

Net unrealized gains	$252,858,074

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$3,555,660	$0	$0	$3,555,660

Consumer discretionary	74,888,724	0	0	74,888,724

Consumer staples	28,615,410	0	0	28,615,410

Financials	62,521,366	0	0	62,521,366

Health care	199,441,387	0	0	199,441,387

Industrials	112,183,584	0	0	112,183,584

Information technology	219,606,918	0	0	219,606,918

Materials	1,779,841	0	0	1,779,841

Real estate	8,262,864	0	0	8,262,864

Short-term investments

Investment companies	10,065,569	0	0	10,065,569

Total assets	$720,921,323	$0	$0	$720,921,323

Wells Fargo Emerging Growth Portfolio  |  35

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $428,523,750 and $602,470,213, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or

36  |  Wells Fargo Emerging Growth Portfolio

Notes to financial statements

emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Portfolio invested a concentration of its portfolio in the health care and information technology sectors. A Portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a Portfolio whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Emerging Growth Portfolio  |  37

Report of Independent Registered Public Accounting Firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

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Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $37,749,463 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Emerging Growth Fund  |  39

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Emerging Growth Fund and Wells Fargo Emerging Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Emerging Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Master Portfolio.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the

Wells Fargo Emerging Growth Fund  |  43

Other information (unaudited)

Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Boards also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Boards also received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2019. The Boards also considered more current results for various time periods ended March 31, 2020. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the three-, five- and ten-year periods ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods ended March 31, 2020. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for the three-, five- and ten-year periods ended December 31, 2019, and lower for the one-year period ended December 31, 2019. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for all periods ended March 31, 2020.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement for management services (other than investment advisory services), as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

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Other information (unaudited)

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which, for this purpose, includes the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board noted the small size of the sub-advised expense universe. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size, and the size of the Master Portfolio and the Gateway Fund, respectively, in relation to such breakpoints. The Boards considered that, in addition to advisory fee and management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

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Other information (unaudited)

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

46  |  Wells Fargo Emerging Growth Fund

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each of Wells Fargo Funds Trust and Wells Fargo Master Trust (each a “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its non-money market series, including the Fund and the Portfolio, respectively, which is reasonably designed to assess and manage the Fund’s or the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Fund or Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests. Each Trust’s Board of Trustees (each a “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Fund’s investment manager and the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s and the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s and the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Fund or the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s or the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Fund or the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s or the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the respective Board.

At a meeting of each Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund or the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Fund’s and the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s and the Portfolio’s liquidity developments.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

Wells Fargo Emerging Growth Fund  |  47

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney

Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

48  |  Wells Fargo Emerging Growth Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Emerging Growth Fund  |  49

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts
● $250 initial purchase minimum
● $50 subsequent purchase minimum

Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
● A fee-based account held on an Edward Jones platform
● A 529 account held on an Edward Jones platform
● An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

50  |  Wells Fargo Emerging Growth Fund

Appendix III (unaudited)

Effective June 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“Oppenheimer”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred or back-end, sales charge waivers) and discounts, which may differ from those disclosed in the Fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Oppenheimer

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

Shares purchased by or through a 529 Plan.

Shares purchased through an Oppenheimer affiliated investment advisory program.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

A shareholder in the Fund’s Class C shares will have their shares exchanged at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the exchange is in line with the policies and procedures of Oppenheimer.

Employees and registered representatives of Oppenheimer or its affiliates and their family members.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the Prospectus.
CDSC Waivers on A and C Shares available at Oppenheimer

Death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Prospectus.

Return of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Prospectus.

Shares sold to pay Oppenheimer fees but only if the transaction is initiated by Oppenheimer.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Oppenheimer: Breakpoints, Rights of Accumulation & Letters of Intent

Breakpoints as described in the Prospectus.

Rights of Accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Oppenheimer. Eligible fund family assets not held at Oppenheimer may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Wells Fargo Emerging Growth Fund  |  51

Appendix IV (unaudited)

Effective June 15, 2020, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at Baird

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

A shareholder in the Funds Investor C Shares will have their share exchanged at net asset value to Investor A shares of the fund if the shares are no longer subject to CDSC and the exchange is in line with the policies and procedures of Baird.

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k)plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
CDSC Waivers on A and C Shares available at Baird

Shares sold due to death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares bought due to returns of excess contributions from an IRA Account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72as described in the Fund’s Prospectus.

Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

Shares acquired through a right of reinstatement.
Front-end load Discounts Available at Baird: Breakpoint and/or Rights of Accumulation

Breakpoints as described in the Prospectus.

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a13-month period of time.

52  |  Wells Fargo Emerging Growth Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0620-00270 07-20

A282/AR282 05-20

Annual Report

May 31, 2020

Wells Fargo

Diversified Large Cap Growth Portfolio

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Diversified Large Cap Growth Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

Joseph M. Eberhardy, CFA®‡, CPA

Vince Fioramonti, CFA®‡*

Thomas C. Ognar, CFA®‡

Ten largest holdings (%) as of May 31, 2020[1]

Microsoft Corporation	7.24

Amazon.com Incorporated	6.42

MasterCard Incorporated Class A	3.36

Alphabet Incorporated Class A	3.26

Facebook Incorporated Class A	2.78

Visa Incorporated Class A	2.54

Apple Incorporated	2.38

PayPal Holdings Incorporated	2.12

Alphabet Incorporated Class C	2.04

Microchip Technology Incorporated	1.93

Sector allocation as of May 31, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Fioramonti became a portfolio manager of the Fund on October 21, 2019.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 99.29%

Communication Services: 10.36%

Diversified Telecommunication Services: 0.43%
AT&T Incorporated	31,535	$973,170

Entertainment: 1.16%
Activision Blizzard Incorporated	25,380	1,826,852
Netflix Incorporated †	295	123,820
Roku Incorporated †	1,705	186,715
The Walt Disney Company	4,145	486,209

		2,623,596

Interactive Media & Services: 8.38%
Alphabet Incorporated Class A †	5,155	7,389,796
Alphabet Incorporated Class C †	3,229	4,613,983
Facebook Incorporated Class A †	27,931	6,286,989
Pinterest Incorporated Class A †	33,288	675,414

		18,966,182

Media: 0.39%
Discovery Communications Incorporated Class A †	41,155	895,121

Consumer Discretionary: 15.32%

Auto Components: 0.37%
Lear Corporation	7,842	831,644

Hotels, Restaurants & Leisure: 0.86%
Chipotle Mexican Grill Incorporated †	855	858,343
Domino’s Pizza Incorporated	1,305	503,521
Planet Fitness Incorporated Class A †	4,050	261,752
Starbucks Corporation	4,060	316,639

		1,940,255

Household Durables: 0.41%
Pulte Group Incorporated	27,629	938,557

Internet & Direct Marketing Retail: 6.42%
Amazon.com Incorporated †	5,946	14,522,327

Multiline Retail: 0.79%
Dollar General Corporation	2,110	404,086
Target Corporation	11,301	1,382,451

		1,786,537

Specialty Retail: 5.11%
Burlington Stores Incorporated †	12,905	2,705,791
CarMax Incorporated †	8,895	783,205
Five Below Incorporated †	6,455	675,516
Floor & Decor Holdings Incorporated †	12,155	632,060
O’Reilly Automotive Incorporated †	960	400,550
The Home Depot Incorporated	10,745	2,669,918
The TJX Companies Incorporated	37,954	2,002,453
Ulta Beauty Incorporated †	6,979	1,702,946

		11,572,439

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  3

Portfolio of investments—May 31, 2020

	Shares	Value
Textiles, Apparel & Luxury Goods: 1.36%
Deckers Outdoor Corporation †	2,530	$461,801
Levi Strauss & Company Class A	12,369	166,858
lululemon athletica Incorporated †	4,955	1,486,971
Nike Incorporated Class B	9,875	973,478

		3,089,108

Consumer Staples: 2.32%

Beverages: 0.77%
Boston Beer Company Incorporated Class A †	970	547,788
The Coca-Cola Company	25,792	1,203,971

		1,751,759

Food & Staples Retailing: 1.32%
Costco Wholesale Corporation	5,207	1,606,203
Walmart Incorporated	11,157	1,384,137

		2,990,340

Personal Products: 0.23%
The Estee Lauder Companies Incorporated Class A	2,617	516,779

Energy: 0.96%

Oil, Gas & Consumable Fuels: 0.96%
Chevron Corporation	7,344	673,445
ConocoPhillips	18,416	776,787
Marathon Petroleum Corporation	20,550	722,127

		2,172,359

Financials: 4.99%

Banks: 1.12%
Citizens Financial Group Incorporated	23,571	568,061
Fifth Third Bancorp	41,096	796,851
JPMorgan Chase & Company	12,087	1,176,186

		2,541,098

Capital Markets: 3.28%
BlackRock Incorporated	2,399	1,268,207
CME Group Incorporated	4,914	897,296
Evercore Partners Incorporated Class A	13,932	767,793
MarketAxess Holdings Incorporated	7,042	3,581,491
Tradeweb Markets Incorporated Class A	13,775	908,599

		7,423,386

Consumer Finance: 0.31%
LendingTree Incorporated †	2,670	694,253

Insurance: 0.28%
Prudential Financial Incorporated	10,426	635,569

Health Care: 14.80%

Biotechnology: 3.42%
AbbVie Incorporated	9,345	866,001
Alnylam Pharmaceuticals Incorporated †	3,925	530,935
Amgen Incorporated	4,694	1,078,212

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Biotechnology (continued)
BioMarin Pharmaceutical Incorporated †	6,775	$721,876
Exact Sciences Corporation †	6,700	575,396
Gilead Sciences Incorporated	13,966	1,086,974
Regeneron Pharmaceuticals Incorporated †	863	528,855
United Therapeutics Corporation †	10,486	1,236,824
Vertex Pharmaceuticals Incorporated †	3,833	1,103,751

		7,728,824

Health Care Equipment & Supplies: 5.96%
Abbott Laboratories	24,065	2,284,250
Baxter International Incorporated	23,286	2,095,973
Boston Scientific Corporation †	89,802	3,411,578
DexCom Incorporated †	1,255	474,779
Edwards Lifesciences Corporation †	8,555	1,922,480
Insulet Corporation †	3,745	706,195
Intuitive Surgical Incorporated †	2,035	1,180,361
Novocure Limited †	6,715	452,792
Stryker Corporation	4,923	963,579

		13,491,987

Health Care Providers & Services: 1.98%
Amedisys Incorporated †	3,905	749,955
Anthem Incorporated	4,138	1,217,027
CVS Health Corporation	16,868	1,106,035
UnitedHealth Group Incorporated	4,649	1,417,248

		4,490,265

Health Care Technology: 0.83%
Veeva Systems Incorporated Class A †	8,617	1,886,003

Life Sciences Tools & Services: 0.56%
Agilent Technologies Incorporated	5,953	524,697
Repligen Corporation †	5,595	732,777

		1,257,474

Pharmaceuticals: 2.05%
Bristol-Myers Squibb Company	17,529	1,046,832
Johnson & Johnson	7,114	1,058,208
Zoetis Incorporated	18,189	2,535,365

		4,640,405

Industrials: 9.84%

Aerospace & Defense: 0.58%
Lockheed Martin Corporation	3,393	1,317,977

Commercial Services & Supplies: 1.94%
Copart Incorporated †	18,420	1,646,564
Waste Connections Incorporated	29,075	2,734,213

		4,380,777

Construction & Engineering: 0.40%
EMCOR Group Incorporated	14,134	898,216

Electrical Equipment: 0.26%
Generac Holdings Incorporated †	5,315	591,400

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  5

Portfolio of investments—May 31, 2020

	Shares	Value
Industrial Conglomerates: 1.06%
Roper Technologies Incorporated	6,112	$2,406,906

Machinery: 0.81%
Allison Transmission Holdings Incorporated	22,360	843,419
Cummins Incorporated	5,857	993,347

		1,836,766

Professional Services: 1.57%
CoStar Group Incorporated †	3,488	2,290,918
TransUnion	14,529	1,253,707

		3,544,625

Road & Rail: 3.22%
CSX Corporation	33,413	2,391,703
Norfolk Southern Corporation	12,136	2,163,727
Union Pacific Corporation	16,128	2,739,502

		7,294,932

Information Technology: 36.21%

Communications Equipment: 0.50%
Cisco Systems Incorporated	23,617	1,129,365

Electronic Equipment, Instruments & Components: 1.13%
CDW Corporation of Delaware	10,321	1,144,702
Zebra Technologies Corporation Class A †	5,382	1,406,424

		2,551,126

IT Services: 11.41%
Fidelity National Information Services Incorporated	23,980	3,329,143
Global Payments Incorporated	12,052	2,163,213
Leidos Holdings Incorporated	11,019	1,160,191
MasterCard Incorporated Class A	25,306	7,614,322
PayPal Holdings Incorporated †	30,988	4,803,450
Square Incorporated Class A †	10,793	875,096
Twilio Incorporated Class A †	690	136,344
Visa Incorporated Class A	29,447	5,749,232

		25,830,991

Semiconductors & Semiconductor Equipment: 4.97%
Intel Corporation	20,317	1,278,549
Maxim Integrated Products Incorporated	8,060	464,901
Microchip Technology Incorporated	45,502	4,369,102
Monolithic Power Systems Incorporated	2,825	592,544
NVIDIA Corporation	3,220	1,143,164
NXP Semiconductors NV	7,435	714,504
Texas Instruments Incorporated	22,690	2,694,211

		11,256,975

Software: 15.83%
Adobe Incorporated †	4,555	1,760,963
Anaplan Incorporated †	13,875	637,140
Cloudflare Incorporated Class A †	17,407	506,021
Dynatrace Incorporated †	25,004	961,904
Fortinet Incorporated †	12,598	1,753,642
HubSpot Incorporated †	3,849	769,569
Intuit Incorporated	4,065	1,180,151

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Diversified Large Cap Growth Portfolio

Portfolio of investments—May 31, 2020

		Shares	Value

Software (continued)
Microsoft Corporation		89,405	$16,383,466
Oracle Corporation		22,467	1,208,051
Proofpoint Incorporated †		6,522	758,313
RingCentral Incorporated Class A †		3,230	885,828
Salesforce.com Incorporated †		11,340	1,982,119
ServiceNow Incorporated †		6,470	2,509,907
Splunk Incorporated †		15,399	2,861,750
VMware Incorporated Class A †		5,903	922,462
Zendesk Incorporated †		8,690	745,168

			35,826,454

Technology Hardware, Storage & Peripherals: 2.37%
Apple Incorporated		16,913	5,377,319

Materials: 2.51%

Chemicals: 1.98%
Air Products & Chemicals Incorporated		4,713	1,138,896
Ecolab Incorporated		1,315	279,543
Huntsman Corporation		41,070	745,421
Linde plc		11,482	2,323,268

			4,487,128

Metals & Mining: 0.53%
Reliance Steel & Aluminum Company		12,367	1,199,599

Real Estate: 1.56%

Equity REITs: 1.56%
American Tower Corporation		5,476	1,413,739
Prologis Incorporated		14,503	1,327,025
SBA Communications Corporation		2,495	783,754

			3,524,518

Utilities: 0.42%

Independent Power & Renewable Electricity Producers: 0.42%
Vistra Energy Corporation		46,683	954,201

Total Common Stocks (Cost $145,817,523)			224,768,712

	Yield
Short-Term Investments: 0.45%

Investment Companies: 0.45%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%	1,015,923	1,015,923

Total Short-Term Investments (Cost $1,015,923)			1,015,923

Total investments in securities (Cost $146,833,446)	99.74%	225,784,635

Other assets and liabilities, net	0.26	581,244

Total net assets	100.00%	$226,365,879

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  7

Portfolio of investments—May 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	7,813,999	69,724,800	(77,538,799)	0	$1,156	$0	$69,808	#	$0
Wells Fargo Government Money Market Fund Select Class	2,887,213	67,526,912	(69,398,202)	1,015,923	0	0	32,376		1,015,923

					$1,156	$0	$102,184		$1,015,923	0.45%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Diversified Large Cap Growth Portfolio

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $145,817,523)	$224,768,712
Investments in affiliated securities, at value (cost $1,015,923)	1,015,923
Receivable for investments sold	1,240,961
Receivable for dividends	242,571

Total assets	227,268,167

Liabilities
Payable for investments purchased	712,606
Advisory fee payable	127,217
Trustees’ fees and expenses payable	832
Accrued expenses and other liabilities	61,633

Total liabilities	902,288

Total net assets	$226,365,879

The accompanying notes are an integral part of these financial statements.

Wells Fargo Diversified Large Cap Growth Portfolio  |  9

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $5,451)	$2,548,085
Income from affiliated securities	55,006

Total investment income	2,603,091

Expenses
Advisory fee	1,572,847
Custody and accounting fees	42,859
Professional fees	47,913
Shareholder report expenses	9,038
Trustees’ fees and expenses	20,805
Other fees and expenses	18,329

Total expenses	1,711,791
Less: Fee waivers and/or expense reimbursements	(215,731)

Net expenses	1,496,060

Net investment income	1,107,031

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	8,812,620
Affiliated securities	1,156

Net realized gains on investments	8,813,776
Net change in unrealized gains (losses) on investments	29,761,001

Net realized and unrealized gains (losses) on investments	38,574,777

Net increase in net assets resulting from operations	$39,681,808

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Diversified Large Cap Growth Portfolio

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019

Operations
Net investment income	$1,107,031	$2,091,090
Net realized gains (losses) on investments	8,813,776	(11,838,627)
Net change in unrealized gains (losses) on investments	29,761,001	13,800,380

Net increase in net assets resulting from operations	39,681,808	4,052,843

Capital transactions
Transactions in investors’ beneficial interests
Contributions	24,249,945	373,370,690
Withdrawals	(88,296,877)	(212,811,363)

Net increase (decrease) in net assets resulting from capital transactions	(64,046,932)	160,559,327

Total increase (decrease) in net assets	(24,365,124)	164,612,170

Net assets
Beginning of period	250,731,003	86,118,833

End of period	$226,365,879	$250,731,003

The accompanying notes are an integral part of these financial statements.

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Financial highlights

	Year ended May 31
	2020	2019	2018	2017	2016
Total return	16.10%	3.79%	24.12%	15.36%	(2.28)%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.70%	0.80%	0.78%	0.74%
Net expenses	0.62%	0.62%	0.62%	0.62%	0.62%
Net investment income	0.46%	0.68%	0.53%	0.51%	0.29%
Supplemental data
Portfolio turnover rate	43%	100%	37%	98%	59%

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Portfolio is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Wells Fargo Diversified Large Cap Growth Portfolio  |  13

Notes to financial statements

securities lending activity undertaken by the Portfolio fluctuates from time to time. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Portfolio or pay the Portfolio the market value of the loaned securities. The Portfolio bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $148,881,599 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$83,698,519

Gross unrealized losses	(6,795,483)

Net unrealized gains	$76,903,036

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

14  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$23,458,069	$0	$0	$23,458,069

Consumer discretionary	34,680,867	0	0	34,680,867

Consumer staples	5,258,878	0	0	5,258,878

Energy	2,172,359	0	0	2,172,359

Financials	11,294,306	0	0	11,294,306

Health care	33,494,958	0	0	33,494,958

Industrials	22,271,599	0	0	22,271,599

Information technology	81,972,230	0	0	81,972,230

Materials	5,686,727	0	0	5,686,727

Real estate	3,524,518	0	0	3,524,518

Utilities	954,201	0	0	954,201

Short-term investments

Investment companies	1,015,923	0	0	1,015,923

Total assets	$225,784,635	$0	$0	$225,784,635

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase. Prior to February 20, 2020, WellsCap received a fee at an annual rate which started at 0.30% and declined to 0.20% as the average daily net assets of the Portfolio increased.

Wells Fargo Diversified Large Cap Growth Portfolio  |  15

Notes to financial statements

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $103,155,146 and $164,830,674, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Portfolio lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Portfolio and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Portfolio has the right to use the collateral to offset any losses incurred. As of May 31, 2020, the Portfolio did not have any securities on loan.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2020, there were no borrowings by the Portfolio under the agreement.

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Portfolio invested a concentration of its portfolio in the information technology sector. A portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

16  |  Wells Fargo Diversified Large Cap Growth Portfolio

Notes to financial statements

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Diversified Large Cap Growth Portfolio  |  17

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES

WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Large Cap Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

18  |  Wells Fargo Diversified Large Cap Growth Portfolio

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

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Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

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Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

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Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as the Treasurer of 82 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

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Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Diversified Large Cap Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Diversified Large Cap Growth Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Portfolio-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

Wells Fargo Diversified Large Cap Growth Portfolio  |  23

Other information (unaudited)

Portfolio investment performance and expenses

The Board considered the investment performance results for the Portfolio over various time periods ended December 31, 2019. The Board also considered more current results for various time periods ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was in range of the average investment performance of the Universe for the three-year period ended December 31, 2019, and lower than the average investment performance of the Universe for the one-, five- and ten-year periods ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was lower than the average performance of the Universe for the all periods ended March 31, 2020. The Board also noted that the investment performance of the Portfolio was lower than its benchmark index, the Russell 1000® Growth Index, for all periods ended December 31, 2019. The Board also noted that the investment performance of the Portfolio was lower than its benchmark index, the Russell 1000® Growth Index, for all periods ended March 31, 2020.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Portfolio relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Portfolio’s investment performance.

The Board received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee Rates

The Board reviewed and considered the contractual fee rates payable by the Portfolio to Funds Management under the Advisory Agreement (the “Advisory Agreement Rate ”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

The Board reviewed a comparison of the Advisory Agreement Rate of the Portfolio with those of other funds in the Portfolio’s expense Group at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was in range of the median rate for the Portfolio’s expense Groups.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

24  |  Wells Fargo Diversified Large Cap Growth Portfolio

Other information (unaudited)

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.
The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Diversified Large Cap Growth Portfolio  |  25

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

26  |  Wells Fargo Diversified Large Cap Growth Portfolio

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

Annual Report

May 31, 2020

Wells Fargo

Disciplined Large Cap Portfolio

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INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined Large Cap Portfolio  |  1

Fund information (unaudited)

Investment objective

The Portfolio seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Robert M. Wicentowski, CFA®‡*

Ten largest holdings (%) as of May 31, 2020[1]

Microsoft Corporation	5.34

Apple Incorporation	5.08

Amazon.com Incorporated	3.51

Johnson & Johnson	1.72

Alphabet Incorporated Class C	1.71

Alphabet Incorporated Class A	1.68

VISA Incorporated	1.63

Facebook Incorporated Class A	1.57

Berkshire Hathaway Incorporated Class B	1.46

Intel Corporation	1.41

Sector allocation as of May 31, 2020[2]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Wicentowski became a portfolio manager on July 1, 2019.

[1]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

[2]	Amounts are calculated based on the total long-term investments of the Portfolio. These amounts are subject to change and may have changed since the date specified.

2  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Common Stocks: 96.43%

Communication Services: 9.96%

Diversified Telecommunication Services: 2.12%
AT&T Incorporated	82,958	$2,560,084
Verizon Communications Incorporated	49,212	2,823,785

		5,383,869

Entertainment: 1.71%
Activision Blizzard Incorporated	8,345	600,673
Lions Gate Entertainment Class B †	49,042	369,286
Netflix Incorporated †	3,203	1,344,395
Take-Two Interactive Software Incorporated †	4,742	645,718
The Walt Disney Company	11,777	1,381,442

		4,341,514

Interactive Media & Services: 4.96%
Alphabet Incorporated Class A †	2,977	4,267,589
Alphabet Incorporated Class C †	3,035	4,336,772
Facebook Incorporated Class A †	17,686	3,980,942

		12,585,303

Media: 1.05%
Cable One Incorporated	146	275,486
Comcast Corporation Class A	37,679	1,492,088
Discovery Communications Incorporated Class A †	41,262	897,449

		2,665,023

Wireless Telecommunication Services: 0.12%
Telephone & Data Systems Incorporated	13,977	286,389

Consumer Discretionary: 10.62%

Automobiles: 0.63%
Ford Motor Company	52,754	301,225
General Motors Company	16,668	431,368
Tesla Motors Incorporated †	1,043	870,905

		1,603,498

Hotels, Restaurants & Leisure: 1.33%
Chipotle Mexican Grill Incorporated †	313	314,224
Domino’s Pizza Incorporated	667	257,355
McDonald’s Corporation	5,983	1,114,753
Starbucks Corporation	21,603	1,684,818

		3,371,150

Household Durables: 1.37%
D.R. Horton Incorporated	12,617	697,720
Garmin Limited	4,306	388,272
Lennar Corporation Class A	6,985	422,313
Lennar Corporation Class B	10,138	454,993
NVR Incorporated †	366	1,179,109
Pulte Group Incorporated	10,101	343,131

		3,485,538

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  3

Portfolio of investments—May 31, 2020

	Shares	Value
Internet & Direct Marketing Retail: 3.51%
Amazon.com Incorporated †	3,649	$8,912,208

Multiline Retail: 0.55%
Target Corporation	11,463	1,402,269

Specialty Retail: 2.29%
AutoZone Incorporated †	967	1,109,981
Best Buy Company Incorporated	13,890	1,084,670
The Home Depot Incorporated	13,192	3,277,948
The TJX Companies Incorporated	6,454	340,513

		5,813,112

Textiles, Apparel & Luxury Goods: 0.94%
lululemon athletica Incorporated †	1,051	315,400
Nike Incorporated Class B	20,842	2,054,604

		2,370,004

Consumer Staples: 6.57%

Beverages: 1.00%
Monster Beverage Corporation †	3,969	285,411
PepsiCo Incorporated	7,087	932,295
The Coca-Cola Company	28,313	1,321,651

		2,539,357

Food & Staples Retailing: 2.18%
Costco Wholesale Corporation	6,799	2,097,288
Sysco Corporation	7,121	392,794
The Kroger Company	30,682	1,000,847
Walgreens Boots Alliance Incorporated	16,526	709,626
Walmart Incorporated	10,714	1,329,179

		5,529,734

Food Products: 0.81%
General Mills Incorporated	5,925	373,512
Pilgrim’s Pride Corporation †	33,637	695,277
The Hershey Company	2,088	283,300
Tyson Foods Incorporated Class A	11,197	687,944

		2,040,033

Household Products: 1.53%
Kimberly-Clark Corporation	3,192	451,476
The Procter & Gamble Company	29,579	3,428,798

		3,880,274

Personal Products: 0.26%
The Estee Lauder Companies Incorporated Class A	3,355	662,512

Tobacco: 0.79%
Altria Group Incorporated	20,094	784,671
Philip Morris International Incorporated	16,752	1,228,927

		2,013,598

The accompanying notes are an integral part of these financial statements.

4  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Energy: 2.41%

Oil, Gas & Consumable Fuels: 2.41%
Chevron Corporation	21,259	$1,949,450
ConocoPhillips	11,233	473,808
Exxon Mobil Corporation	45,067	2,049,196
Kinder Morgan Incorporated	15,704	248,123
Marathon Petroleum Corporation	18,737	658,418
Phillips 66	5,180	405,387
Valero Energy Corporation	5,125	341,530

		6,125,912

Financials: 10.39%

Banks: 3.21%
Bank of America Corporation	47,745	1,151,609
Citigroup Incorporated	28,801	1,379,856
Citizens Financial Group Incorporated	18,349	442,211
Fifth Third Bancorp	22,233	431,098
JPMorgan Chase & Company	32,003	3,114,212
Popular Incorporated	10,365	409,314
Regions Financial Corporation	25,658	290,192
US Bancorp	25,832	918,586

		8,137,078

Capital Markets: 2.42%
Ameriprise Financial Incorporated	4,795	671,636
Bank of New York Mellon Corporation	25,242	938,245
CME Group Incorporated	2,945	537,757
Morgan Stanley	19,326	854,209
Northern Trust Corporation	9,932	784,727
S&P Global Incorporated	916	297,718
SEI Investments Company	6,871	372,546
T. Rowe Price Group Incorporated	3,277	396,189
The Charles Schwab Corporation	35,807	1,285,829

		6,138,856

Consumer Finance: 0.40%
OneMain Holdings Incorporated	11,164	260,456
Synchrony Financial	36,737	748,333

		1,008,789

Diversified Financial Services: 1.81%
Berkshire Hathaway Incorporated Class B †	19,963	3,704,734
Equitable Holdings Incorporated	46,832	894,960

		4,599,694

Insurance: 2.55%
AFLAC Incorporated	22,508	820,867
Arch Capital Group Limited †	10,267	289,735
Brighthouse Financial Incorporated †	18,869	560,598
Everest Reinsurance Group Limited	1,511	299,798
Mercury General Corporation	6,720	270,346
MetLife Incorporated	24,748	891,175
Prudential Financial Incorporated	10,719	653,430
Reinsurance Group of America Incorporated	5,361	486,511
The Allstate Corporation	10,561	1,032,971

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  5

Portfolio of investments—May 31, 2020

	Shares	Value

Insurance (continued)
The Hartford Financial Services Group Incorporated	21,084	$807,306
The Progressive Corporation	4,762	369,912

		6,482,649

Health Care: 15.27%

Biotechnology: 3.37%
AbbVie Incorporated	26,594	2,464,470
Amgen Incorporated	7,915	1,818,076
Gilead Sciences Incorporated	23,278	1,811,727
Regeneron Pharmaceuticals Incorporated †	2,493	1,527,735
United Therapeutics Corporation †	4,488	529,360
Vertex Pharmaceuticals Incorporated †	1,371	394,793

		8,546,161

Health Care Equipment & Supplies: 3.29%
Abbott Laboratories	19,808	1,880,175
Baxter International Incorporated	8,967	807,120
Danaher Corporation	1,888	314,560
Dentsply Sirona Incorporated	6,548	304,613
Edwards Lifesciences Corporation †	5,170	1,161,802
Intuitive Surgical Incorporated †	1,726	1,001,132
Masimo Corporation †	985	236,587
Medtronic plc	23,614	2,327,868
ResMed Incorporated	2,037	327,590

		8,361,447

Health Care Providers & Services: 3.45%
AmerisourceBergen Corporation	9,166	873,886
Cardinal Health Incorporated	14,176	775,285
Centene Corporation †	8,739	578,959
Cigna Corporation	3,143	620,177
CVS Health Corporation	13,867	909,259
Humana Incorporated	4,154	1,705,840
McKesson Corporation	8,041	1,275,865
UnitedHealth Group Incorporated	6,593	2,009,876

		8,749,147

Health Care Technology: 0.43%
Veeva Systems Incorporated Class A †	4,991	1,092,380

Life Sciences Tools & Services: 0.32%
Adaptive Biotechnologies Corporation †	5,571	215,598
Thermo Fisher Scientific Incorporated	1,676	585,242

		800,840

Pharmaceuticals: 4.41%
Bristol-Myers Squibb Company	36,838	2,199,965
Eli Lilly & Company	5,082	777,292
Johnson & Johnson	29,265	4,353,169
Merck & Company Incorporated	28,949	2,336,763
Pfizer Incorporated	40,255	1,537,338

		11,204,527

The accompanying notes are an integral part of these financial statements.

6  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Industrials: 7.26%

Aerospace & Defense: 1.37%
Howmet Aerospace Incorporated	16,648	$217,756
Lockheed Martin Corporation	5,235	2,033,483
Raytheon Technologies Corporation	18,906	1,219,815

		3,471,054

Air Freight & Logistics: 0.61%
Expeditors International of Washington Incorporated	8,896	679,388
United Parcel Service Incorporated Class B	8,812	878,645

		1,558,033

Airlines: 0.25%
Delta Air Lines Incorporated	25,500	642,855

Commercial Services & Supplies: 0.60%
Copart Incorporated †	7,341	656,212
Waste Management Incorporated	8,056	859,978

		1,516,190

Construction & Engineering: 0.51%
AECOM Technology Corporation †	7,100	275,267
Quanta Services Incorporated	27,684	1,022,370

		1,297,637

Electrical Equipment: 0.77%
AMETEK Incorporated	3,783	346,939
Eaton Corporation plc	11,499	976,265
Rockwell Automation Incorporated	2,964	640,698

		1,963,902

Industrial Conglomerates: 0.49%
Carlisle Companies Incorporated	2,553	306,003
Honeywell International Incorporated	6,348	925,856

		1,231,859

Machinery: 1.28%
Allison Transmission Holdings Incorporated	11,712	441,777
Cummins Incorporated	7,355	1,247,408
Illinois Tool Works Incorporated	1,591	274,384
ITT Incorporated	4,293	247,706
Oshkosh Corporation	14,504	1,041,677

		3,252,952

Professional Services: 0.22%
Manpower Incorporated	8,213	567,847

Road & Rail: 0.47%
Kansas City Southern	1,613	242,789
Schneider National Incorporated Class B	38,866	939,391

		1,182,180

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  7

Portfolio of investments—May 31, 2020

	Shares	Value
Trading Companies & Distributors: 0.69%
W.W. Grainger Incorporated	3,345	$1,035,679
WESCO International Incorporated †	21,040	700,632

		1,736,311

Information Technology: 25.74%

Communications Equipment: 1.03%
Cisco Systems Incorporated	54,528	2,607,529

IT Services: 5.33%
Accenture plc Class A	7,882	1,589,169
Amdocs Limited	9,751	607,097
Cognizant Technology Solutions Corporation Class A	13,691	725,623
FleetCor Technologies Incorporated †	1,319	321,559
International Business Machines Corporation	8,798	1,098,870
Jack Henry & Associates Incorporated	2,803	506,951
Leidos Holdings Incorporated	2,975	313,238
MasterCard Incorporated Class A	10,211	3,072,388
Paychex Incorporated	4,258	307,768
PayPal Holdings Incorporated †	3,647	565,321
VeriSign Incorporated †	1,216	266,316
Visa Incorporated Class A	21,228	4,144,555

		13,518,855

Semiconductors & Semiconductor Equipment: 4.70%
Applied Materials Incorporated	20,433	1,147,926
Broadcom Incorporated	1,867	543,801
Intel Corporation	56,726	3,569,767
KLA-Tencor Corporation	2,364	415,969
Lam Research Corporation	4,917	1,345,635
Micron Technology Incorporated †	28,988	1,388,815
NVIDIA Corporation	5,490	1,949,060
QUALCOMM Incorporated	16,736	1,353,608
Texas Instruments Incorporated	1,913	227,150

		11,941,731

Software: 8.88%
Adobe Incorporated †	4,309	1,665,859
Cadence Design Systems Incorporated †	13,714	1,251,951
Fortinet Incorporated †	6,053	842,578
Intuit Incorporated	6,116	1,775,597
Microsoft Corporation	73,933	13,548,222
Oracle Corporation	36,050	1,938,409
Pagerduty Incorporated †	13,277	352,504
Paycom Software Incorporated †	1,261	374,807
Salesforce.com Incorporated †	2,961	517,553
Synopsys Incorporated †	1,522	275,345

		22,542,825

Technology Hardware, Storage & Peripherals: 5.80%
Apple Incorporated	40,535	12,887,698
Dell Technologies Incorporated †	17,882	887,662
HP Incorporated	61,747	934,850

		14,710,210

The accompanying notes are an integral part of these financial statements.

8  |  Wells Fargo Disciplined Large Cap Portfolio

Portfolio of investments—May 31, 2020

	Shares	Value
Materials: 1.88%

Chemicals: 0.62%
LyondellBasell Industries NV Class A	11,696	$745,737
NewMarket Corporation	1,262	550,396
Valvoline Incorporated	14,655	268,919

		1,565,052

Containers & Packaging: 0.25%
Avery Dennison Corporation	3,323	367,756
Packaging Corporation of America	2,544	257,987

		625,743

Metals & Mining: 0.87%
Nucor Corporation	17,577	742,804
Reliance Steel & Aluminum Company	8,120	787,640
Steel Dynamics Incorporated	25,259	670,879

		2,201,323

Paper & Forest Products: 0.14%
Domtar Corporation	17,913	365,425

Real Estate: 3.49%

Equity REITs: 3.49%
American Tower Corporation	7,237	1,868,376
AvalonBay Communities Incorporated	7,214	1,125,456
Boston Properties Incorporated	3,676	316,062
Colony Capital Incorporated	105,429	211,912
Crown Castle International Corporation	1,593	274,251
Equinix Incorporated	587	409,509
Gaming and Leisure Properties Incorporated	17,341	598,958
Invitation Homes Incorporated	34,169	898,645
Prologis Incorporated	19,377	1,772,996
SBA Communications Corporation	3,008	944,903
Vornado Realty Trust	11,983	433,904

		8,854,972

Utilities: 2.84%

Electric Utilities: 1.48%
Exelon Corporation	27,743	1,062,834
NRG Energy Incorporated	30,809	1,110,664
PPL Corporation	8,251	230,533
The Southern Company	23,817	1,359,236

		3,763,267

Independent Power & Renewable Electricity Producers: 0.63%
AES Corporation	31,714	396,108
Vistra Energy Corporation	58,164	1,188,872

		1,584,980

Multi-Utilities: 0.73%
Dominion Energy Incorporated	6,093	517,966
MDU Resources Group Incorporated	40,814	888,113
Sempra Energy	3,564	450,169

		1,856,248

Total Common Stocks (Cost $211,574,917)		244,691,845

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  9

Portfolio of investments—May 31, 2020

	Yield		Shares	Value
Short-Term Investments: 3.55%

Investment Companies: 3.27%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.12%		8,289,328	$8,289,328

		Maturity date	Principal
U.S. Treasury Securities: 0.28%
U.S. Treasury Bill (z)#	0.11	10-1-2020	$200,000	199,886
U.S. Treasury Bill (z)#	0.12	10-22-2020	100,000	99,935
U.S. Treasury Bill (z)#	0.89	9-10-2020	100,000	99,955
U.S. Treasury Bill (z)#	1.47	7-30-2020	325,000	324,924

				724,700

Total Short-Term Investments (Cost $9,013,157)				9,014,028

Total investments in securities (Cost $220,588,074)	99.98%	253,705,873

Other assets and liabilities, net	0.02	50,291

Total net assets	100.00%	$253,756,164

†	Non-income-earning security
(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a prtion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 E-Mini Index	51	6-19-2020	$7,445,738	$7,757,100	$311,362	$0

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	1,455,727	138,982,684	(132,149,083)	8,289,328	$0	$0	$38,003	$8,289,328	3.27%

The accompanying notes are an integral part of these financial statements.

10  |  Wells Fargo Disciplined Large Cap Portfolio

Statement of assets and liabilities—May 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $212,298,746)	$245,416,545
Investments in affiliated securities, at value (cost 8,289,328)	8,289,328
Due from broker	19,957
Receivable for dividends	475,869
Prepaid expenses and other assets	20,832

Total assets	254,222,531

Liabilities
Payable for daily variation margin on open futures contracts	9,945
Due to custodian bank	402,808
Advisory fee payable	52,802
Trustees’ fees and expenses payable	812

Total liabilities	466,367

Total net assets	$253,756,164

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Large Cap Portfolio  |  11

Statement of operations—year ended May 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $29,955)	$5,975,919
Income from affiliated securities	38,003
Interest	1,894

Total investment income	6,015,816

Expenses
Advisory fee	711,835
Custody and accounting fees	21,674
Professional fees	48,867
Shareholder report expenses	5,598
Trustees’ fees and expenses	20,332
Interest expense	437
Other fees and expenses	15,978

Net expenses	824,721

Net investment income	5,191,095

Realized and unrealized gains (losses) on investments
Net realized losses on
Unaffiliated securities	(3,564,299)
Futures contracts	(1,010,903)

Net realized losses on investments	(4,575,202)

Net change in unrealized gains (losses) on
Unaffiliated securities	36,999,245
Futures contracts	311,420

Net change in unrealized gains (losses) on investments	37,310,665

Net realized and unrealized gains (losses) on investments	32,735,463

Net increase in net assets resulting from operations	$37,926,558

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined Large Cap Portfolio

Statement of changes in net assets

	Year ended May 31, 2020	Year ended May 31, 2019[1]

Operations
Net investment income	$5,191,095	$6,837,610
Net realized losses on investments	(4,575,202)	(14,167,894)
Net change in unrealized gains (losses) on investments	37,310,665	(3,882,332)

Net increase (decrease) in net assets resulting from operations	37,926,558	(11,212,616)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	83,932,662	456,478,424
Withdrawals	(180,669,198)	(132,699,666)

Net increase (decrease) in net assets resulting from capital transactions	(96,736,536)	323,778,758

Total increase (decrease) in net assets	(58,809,978)	312,566,142

Net assets
Beginning of period	312,566,142	0

End of period	$253,756,164	$312,566,142

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.

The accompanying notes are an integral part of these financial statements.

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Financial highlights

	Year ended May 31,
	2020	2019[1]
Total return[2]	11.56%	(2.40)%
Ratios to average net assets (annualized)
Gross expenses	0.29%	0.28%
Net expenses	0.29%	0.28%
Net investment income	1.82%	1.84%
Supplemental data
Portfolio turnover rate	81%	92%

[1]	For the period from June 12, 2018 (commencement of operations) to May 31, 2019.

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Large Cap Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Disciplined Large Cap Portfolio  |  15

Notes to financial statements

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns the fiscal years since commencement of operations are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2020, the aggregate cost of all investments for federal income tax purposes was $230,162,900 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$42,002,442

Gross unrealized losses	(18,148,107)

Net unrealized gains	$23,854,335

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

16  |  Wells Fargo Disciplined Large Cap Portfolio

Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$25,262,098	$0	$0	$25,262,098

Consumer discretionary	26,957,779	0	0	26,957,779

Consumer staples	16,665,508	0	0	16,665,508

Energy	6,125,912	0	0	6,125,912

Financials	26,367,066	0	0	26,367,066

Health care	38,754,502	0	0	38,754,502

Industrials	18,420,820	0	0	18,420,820

Information technology	65,321,150	0	0	65,321,150

Materials	4,757,543	0	0	4,757,543

Real estate	8,854,972	0	0	8,854,972

Utilities	7,204,495	0	0	7,204,495

Short-term investments

Investment companies	8,289,328	0	0	8,289,328

U.S. Treasury securities	724,700	0	0	724,700

	253,705,873	0	0	253,705,873

Futures contracts	311,362	0	0	311,362

Total assets	$254,017,235	$0	$0	$254,017,235

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended May 31, 2020, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $1 billion	0.250%

Next $4 billion	0.225

Over $5 billion	0.200

For the year ended May 31, 2020, the advisory fee was equivalent to an annual rate of 0.25% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.15% as the average daily net assets of the Portfolio increase.

Wells Fargo Disciplined Large Cap Portfolio  |  17

Notes to financial statements

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2020 were $228,658,714 and $326,737,131, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2020, the Portfolio entered into futures contracts to gain market exposure. The Portfolio had an average notional amount of $1,908,316 in long futures contracts during the year ended May 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended May 31, 2020, the Fund had average borrowings outstanding of $32,612 at an average rate of 1.34% and paid interest in the amount of $437.

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. As of the end of the period, the Portfolio invested a concentration of its portfolio in the information technology sector. A portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Portfolio’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Portfolio. The Portfolio has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Portfolio’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Portfolio may enter into contracts with service providers that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Portfolio and the securities in which the Portfolio invests have generally been adversely affected by impacts caused by COVID-19.

18  |  Wells Fargo Disciplined Large Cap Portfolio

Report of independent registered public accounting firm

TO THE INTEREST HOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined Large Cap Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for the year ended May 31, 2020 and for the period from June 12, 2018 (commencement of operations) to May 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the year ended May 31, 2020 and for the period from the commencement of operations to May 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended May 31, 2020 and for the period from the commencement of operations to May 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian, transfer agent and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 29, 2020

Wells Fargo Disciplined Large Cap Portfolio  |  19

Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

20  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Disciplined Large Cap Portfolio  |  21

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019 and Interim President of the McKnight Foundation since 2020. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

22  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Disciplined Large Cap Portfolio  |  23

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Disciplined Large Cap Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Master Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at a Board meeting held on May 26, 2020 and May 28, 2020 (together, the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for the Wells Fargo Disciplined Large Cap Portfolio (the “Portfolio”): (i) an investment advisory agreement (the “Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at a Board meeting held in April 2020, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2020. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Portfolio as part of its consideration of agreements for funds across the complex, but its approvals were made on a portfolio-by-portfolio basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Portfolio by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Advisory Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans and of their approaches to data privacy and cybersecurity, and related testing. The Board also received and reviewed information about Funds Management’s role as administrator of the Portfolio’s liquidity risk management program, Funds Management’s approach to risk management, and Funds Management’s intermediary and vendor oversight program.

The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Portfolio. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Portfolio by Funds Management and its affiliates.

24  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)

Portfolio investment performance and expenses

The Boards noted that the Portfolio had recently commenced operations and only had a one-year period of performance history to review. The Board considered the investment performance results for the Portfolio for the one-year period ended December 31, 2019. The Board also considered more current results for the one-year period ended March 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Portfolio (the “Universe”), and in comparison to the Portfolio’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Portfolio was in range of the average investment performance of the Universe for the one-year period ended December 31, 2019, and lower than the average investment performance of the Universe for the one-year period ended March 31, 2020. The Board also noted that the investment performance of the Portfolio was higher than its benchmark index, the Wells Fargo Factor Enhanced Large Cap Index, for the one-year period ended December 31, 2019, and higher than its benchmark index for the one-year period ended March 31, 2020.

The Board also received and considered information regarding the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Portfolio level, relative to corresponding class-specific expense groups that were determined by Broadridge to be similar to the Portfolio (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

The Board took into account the Portfolio’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Portfolio to Funds Management for investment advisory services under the Advisory Agreement (the “Advisory Agreement Rate”). The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Board was a comparison of the Portfolio’s Advisory Agreement Rate with the average contractual investment management fee rates of funds in the expense Groups at a common asset level. The Board noted that the Portfolio’s Advisory Agreement Rate was lower than the median rate for the Portfolio’s expense Group.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Portfolio to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Portfolio, the difficulties of calculating economies of scale at an individual fund

Wells Fargo Disciplined Large Cap Portfolio  |  25

Other information (unaudited)

level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Portfolio’s advisory fee structure, which operate generally to reduce the Portfolio’s expense ratios as the Portfolio grows in size, and the size of the Portfolio in relation to such breakpoints. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Portfolio, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Portfolio and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Portfolio. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Portfolio and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Portfolio. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

26  |  Wells Fargo Disciplined Large Cap Portfolio

Other information (unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Wells Fargo Master Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) on behalf of each of its series, including the Portfolio, which is reasonably designed to assess and manage the Portfolio’s liquidity risk. “Liquidity risk” is defined as the risk that the Portfolio is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Portfolio. The Trust’s Board of Trustees (the “Board”) previously approved the designation of Wells Fargo Funds Management, LLC (“Funds Management”), the Portfolio’s investment adviser, as the administrator of the Program, and Funds Management has established a Liquidity Risk Management Council composed of personnel from multiple departments within Funds Management and its affiliates to assist Funds Management in the implementation and on-going administration of the Program.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Portfolio’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Portfolio’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent the Portfolio does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Portfolio’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if the Portfolio has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Portfolio’s “highly liquid investments” below its HLIM; and (6) periodic reporting to the Board.

At a meeting of the Board held on May 26 and 28, 2020, the Board received a written report (the “Report”) from Funds Management that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation. The Report covered the initial period from December 1, 2018 through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Portfolio were noted in the Report. There were no material changes to the Program during the Reporting Period. The Report concluded that the Program is operating effectively to assess and manage the Portfolio’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Portfolio’s liquidity developments.

Wells Fargo Disciplined Large Cap Portfolio  |  27

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Master Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Master Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2020	Fiscal year ended May 31, 2019
Audit fees	$477,950	$454,060
Audit-related fees	—	—
Tax fees (1)	95,740	88,700
All other fees	—	—

	$573,690	$542,760

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Master Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Master Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Master Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Master Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	July 29, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Master Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	July 29, 2020

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	July 29, 2020

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	July 29, 2020